[Execution Counterpart]

          ************************************************************




                         SINCLAIR BROADCAST GROUP, INC.

                                       and

                              SUBSIDIARY GUARANTORS

                          -----------------------------


                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                            Dated as of May 31, 1996

                         ------------------------------



                            THE CHASE MANHATTAN BANK

                             (NATIONAL ASSOCIATION),

                                    as Agent

                         ------------------------------













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





                                TABLE OF CONTENTS

                  This Table of Contents is not part of the Agreement to which it is attached but is inserted for convenience only.

                                                                            Page

Section 1.  Definitions and Accounting Matters............................... 3
         1.01  Certain Defined Terms......................................... 3
         1.02  Accounting Terms and Determinations...........................42
         1.03  Classes and Types of Loans....................................44
         1.04  References to Date............................................44

Section 2.  Commitments......................................................44
         2.01  Loans.........................................................44
         2.02  Borrowings....................................................46
         2.03  Changes of Commitments........................................46
         2.04  Commitment Fees...............................................48
         2.05  Lending Offices...............................................49
         2.06  Several Obligations; Remedies Independent.....................49
         2.07  Notes.........................................................49
         2.08  Optional Prepayments and Conversions or

                           Continuations of Loans............................51
         2.09  Mandatory Prepayments and Reductions of
                           Commitments.......................................52
         2.10  Issuance of Letters of Credit.................................56

Section 3.  Payments of Principal and Interest...............................61
         3.01  Repayment of Loans............................................61
         3.02  Interest......................................................64

Section 4.  Payments; Pro Rata Treatment;

                           Computations;Etc..................................65
         4.01  Payments......................................................65
         4.02  Pro Rata Treatment............................................66
         4.03  Computations..................................................67
         4.04  Minimum Amounts, Etc..........................................67
         4.05  Certain Notices...............................................67
         4.06  Non-Receipt of Funds by the Agent.............................68
         4.07  Sharing of Payments, Etc......................................69

Section 5.  Yield Protection, Etc............................................71
         5.01  Additional Costs..............................................71
         5.02  Limitation on Types of Loans..................................74
         5.03  Illegality....................................................74
         5.04  Treatment of Affected Loans...................................75
         5.05  Compensation..................................................75
         5.06  Additional Costs in Respect of

                           Letters of Credit.................................76
         5.07  U.S. Taxes....................................................77
         5.08  Replacement of Lenders........................................79




                                       (i)

                                                                            Page

Section 6.  Guarantee........................................................80
         6.01  Guarantee.....................................................80
         6.02  Obligations Unconditional.....................................80
         6.03  Reinstatement.................................................81
         6.04  Subrogation...................................................82
         6.05  Remedies......................................................82
         6.06  Continuing Guarantee..........................................82
         6.07  Rights of Contribution........................................82
         6.08  Limitation on Guarantee Obligations...........................83

Section 7.  Conditions Precedent.............................................84
         7.01  Effectiveness of this Agreement...............................84
         7.02  Initial and Subsequent Loans..................................94

Section 8.  Representations and Warranties...................................95
         8.01  Corporate Existence...........................................95
         8.02  Financial Condition...........................................95
         8.03  Litigation....................................................96
         8.04  No Breach.....................................................96
         8.05  Action........................................................96
         8.06  Approvals.....................................................97
         8.07  Use of Loans..................................................97
         8.08  ERISA.........................................................97
         8.09  Taxes.........................................................97
         8.10  Investment Company Act........................................98
         8.11  Public Utility Holding Company Act............................98
         8.12  Indebtedness and Interest Rate Protection

                           Agreements........................................98
         8.13  Hazardous Materials...........................................98
         8.14  Subsidiaries, Etc............................................100
         8.15  Broadcast Licenses...........................................101
         8.16  Property.....................................................102
         8.17  Ancillary Documents..........................................102
         8.18  Film Obligations.............................................103
         8.19  Capitalization...............................................103
         8.20  True and Complete Disclosure.................................103
         8.21      Tax Identification Numbers...............................104
         8.22      Program Services Agreements..............................104
         8.23      Options..................................................104
         8.24      Asset Use and Operating Agreements.......................104

Section 9.  Covenants of the Obligors.......................................104
         9.01  Financial Statements.........................................105
         9.02  Litigation...................................................109
         9.03  Existence, Etc...............................................109
         9.04  Insurance....................................................110
         9.05  Prohibition of Fundamental Changes...........................111
         9.06  Limitation on Liens..........................................118
         9.07  Indebtedness.................................................119
         9.08  Investments..................................................121
         9.09  Dividend Payments............................................122

                                      (ii)

                                                                            Page

         9.10  Interest Coverage Ratio......................................123
         9.11  Fixed Charges Ratio..........................................123
         9.12  Capital Expenditures.........................................123
         9.13  Senior Indebtedness Ratio....................................123
         9.14  Total Indebtedness Ratio.....................................124
         9.15  Film Cash Payments and
                           Sports Rights Payments...........................125
         9.16  Corporate Expense............................................126
         9.17  Interest Rate Protection Agreements..........................126
         9.18  Subordinated Indebtedness....................................127
         9.19  Lines of Business............................................127
         9.20  Transactions with Affiliates.................................128
         9.21  Use of Proceeds..............................................128
         9.22  Certain Obligations Respecting
                           Subsidiaries.....................................128
         9.23  Additional Subsidiary Guarantors.............................129
         9.24  Modifications of Certain Documents...........................129
         9.25  License Subsidiaries.........................................130
         9.26  Equity Issuance..............................................131
         9.27  CRESAP.......................................................132
         9.28  Real Property................................................133
         9.29  Program Services Agreements..................................136
         9.30  FCC Filings..................................................137
         9.31  Exercise of River City Options...............................137
         9.32  Limitation on Cure Rights....................................137

Section 10.  Events of Default..............................................138
         10.01  Events of Default; Remedies.................................138
         10.02  Collateral Account..........................................143

Section 11.  The Agent......................................................144
         11.01  Appointment, Powers and Immunities..........................144
         11.02  Reliance by Agent...........................................145
         11.03  Defaults....................................................146
         11.04  Rights as a Lender..........................................146
         11.05  Indemnification.............................................147
         11.06  Non-Reliance on Agent and

                           Other Lenders....................................147
         11.07  Failure to Act..............................................148
         11.08  Resignation or Removal of Agent.............................148
         11.09  Consents under Certain Documents............................148
         11.10  Collateral Sub-Agents.......................................149
         11.11  Managing Agents.............................................149
         11.12  Conditions Precedent........................................149

Section 12.  Miscellaneous..................................................150
         12.01  Waiver......................................................150
         12.02  Notices.....................................................150
         12.03  Expenses, Etc...............................................150
         12.04  Amendments, Etc.............................................152
         12.05  Successors and Assigns......................................155

                                      (iii)

                                                                            Page

         12.06  Assignments and Participations...............................155
         12.07  Survival.....................................................158
         12.08  Captions.....................................................158
         12.09  Counterparts.................................................159
         12.10  Governing Law; Submission
                           to Jurisdiction...................................159
         12.11  Waiver of Jury Trial.........................................159
         12.12  Treatment of Certain Information.............................159
         12.13  Cure of Defaults by Agent or Lenders.........................159


Schedule I     - Indebtedness and Interest Rate Protection
                              Agreements
Schedule II    - Hazardous  Materials
Schedule III   - Subsidiaries  and Investments
Schedule IV    - Broadcast Licenses
Schedule V     - Film Obligations
Schedule VI    - Real  Property
Schedule VII   - Tax  Identification  Numbers
Schedule VIII  - Program Services  Agreements
Schedule IX    - Option Agreements
Schedule X     - Asset Use and Operating  Agreements
Schedule XI    - Revolving Credit  Commitments
Schedule XII   - Tranche A Term Loan  Commitments
Schedule  XIII - Tranche B Term Loan Commitments

Exhibit A-1    - Form of Revolving Credit Note
Exhibit A-2    - Form of Tranche A Term Loan Note
Exhibit A-3    - Form of Tranche B Term Loan Note
Exhibit A-4    - Form of Tranche C Term Loan Note
Exhibit B      - Form of Tranche C Term Loan Activation Notice
Exhibit C      - Form of Security Agreement
Exhibit D      - Form of Affiliate  Guaranty and Security  Agreement
Exhibit E      - Form  of GDC  Security  Agreement
Exhibit F      - Form of Founders Subordination  Agreement
Exhibit G      - Form of  Asset  Use and  Operating Agreement
Exhibit H      - Form of Consent and Agreement
Exhibit I      - Form of Assignment and Acceptance

                                      (iv)

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 31, 1996, between:

                  SINCLAIR BROADCAST GROUP, INC., a corporation duly organized and validly existing under the laws of the State of Maryland (the "Borrower");

                  each of the Persons (as defined in Section 1.01 hereof) identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereof or which, pursuant to Section 9.23 hereof, shall become a "Subsidiary Guarantor" hereunder (individually, a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"; the Borrower and the Subsidiary Guarantors being collectively referred to herein as the "Obligors");

                  each of the Persons identified under the caption "LENDERS" on the signature pages hereof or which, pursuant to Section 12.06(b) hereof, shall become a "Lender" hereunder (individually, a "Lender" and, collectively, the "Lenders"); and

                  THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), a national banking association, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                  WHEREAS, the Borrower, certain of the Subsidiary Guarantors, certain of the Lenders (the "Existing Lenders") and the Agent are party to an Amended and Restated Credit Agreement dated as of May 24, 1994 (as heretofore modified and supplemented and in effect on the date hereof immediately before giving effect to the amendment and restatement contemplated hereby, the "Existing Credit Agreement"). Pursuant to the Existing Credit Agreement, (a) certain of the Existing Lenders committed to make Facility A Revolving Credit Loans (as defined in the Existing Credit Agreement and referred to herein as "Existing Facility A Revolving Credit Loans") and Term Loans (as defined in the Existing Credit Agreement and referred to herein as "Existing Term Loans") to the Borrower in an original aggregate principal amount not exceeding
$225,000,000 at any one time outstanding (the "Existing Facility A Commitments"), with a portion of such commitments made available for the issuance of letters of credit in an aggregate face amount not exceeding $15,000,000 at any one time outstanding, (b) by operation of a Facility B Activation Notice (as defined in the Existing Credit Agreement), one Existing Lender committed to make Facility B Revolving Credit Loans (as defined in the Existing Credit Agreement and referred

                                Credit Agreement
to herein as "Existing Facility B Revolving Credit Loans") to the Borrower in an aggregate principal amount not exceeding $75,000,000 at any one time outstanding (the "Existing Facility B Commitment") and (c) certain of the Existing Lenders committed to make Facility C Loans (as defined in the Existing Credit Agreement and referred to herein as "Existing Facility C Loans") to the Borrower in an original aggregate principal amount not exceeding $125,000,000 (the "Existing Facility C Commitments");

                  WHEREAS, on the date hereof (a) Existing Facility A Commitments have been terminated and no Existing Facility A Revolving Credit Loans, Existing Term Loans or Letters of Credit (and no reimbursement obligations) are outstanding under the Existing Credit Agreement, (b) an Existing Facility B Commitment in the amount of $75,000,000 remains outstanding under the Existing Credit Agreement and Existing Facility B Revolving Credit Loans in an aggregate principal amount equal to $36,000,000 are outstanding under the Existing Credit Agreement and (c) the Existing Facility C Commitments have been terminated and no Existing Facility C Loans are outstanding under the Existing Credit Agreement; and

                  WHEREAS, the Borrower has requested that the Existing Lenders (which include all of the Persons that on the date hereof are Lenders under, and as defined in, the Existing Credit Agreement) and the Agent agree to amend and restate the Existing Credit Agreement, and the Existing Lenders and the Agent are willing to amend and restate the Existing Credit Agreement, in order to, among other things, (a) reinstate the Existing Facility A Commitments and set the initial aggregate amount thereof to be $250,000,000, change the name thereof to "Revolving Credit Commitments" and set the amount thereof available for Letters of Credit to be $50,000,000, (b) increase the aggregate principal amount of the Existing Facility B Revolving Credit Loans to $550,000,000, convert the Existing Facility B Revolving Credit Loans into term loans and change the name thereof to "Tranche A Term Loans" and (c) provide for (i) Tranche B Term Loans (as defined herein) to be made by certain Lenders to the Borrower in an aggregate principal amount not exceeding $200,000,000 and (ii) if agreed to by the Borrower and one or more Lenders after the date hereof, Tranche C Term Loans (as defined herein) to be made by certain Lenders to the Borrower in an aggregate principal amount not exceeding $200,000,000;

                  NOW, THEREFORE, the parties hereto hereby agree that the Existing Credit Agreement shall be amended and restated as of the date hereof (but subject to Section 7.01 hereof) to read in its entirety as follows:

                                Credit Agreement

                  Section 1.  Definitions and Accounting Matters.
                              ----------------------------------
                  1.01 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

                  "Acquisitions"   shall   mean  the  River   City   Non-License
Acquisition, the River City License Acquisitions, the Approved Acquisitions and the Other Acquisitions.

                  "Additional Corporate Expense" shall have the meaning assigned to such term in Section 9.16 hereof.

                  "Additional Senior Subordinated Notes" shall have the meaning assigned to such term in Section 9.07(c) hereof.

                  "Affiliate" shall mean any Person which directly or indirectly controls, or is under common control with, or is controlled by, the Borrower and, if such Person is an individual, any member of the immediate family (including parents, spouse and children) of such individual and any trust whose principal beneficiary is such individual or one or more members of such immediate family and any Person who is controlled by any such member or trust. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise), provided that, in any event, any Person which owns directly or indirectly 5% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation or 5% or more of the partnership or other ownership interests of any other Person (other than as a limited partner of such other Person) will be deemed to control such corporation or other Person. Notwithstanding the foregoing, no individual shall be deemed to be an Affiliate solely by reason of his or her being a director, officer or employee of the Borrower or any of its Subsidiaries and the Borrower and its Subsidiaries shall not be deemed to be Affiliates of each other.

                  "Affiliate Guarantee and Security Agreement" shall mean a second amended and restated Guarantee and Security Agreement substantially in the form of Exhibit D hereto between Cunningham, GDLP, KIG and the Agent, as the same shall be modified and supplemented and in effect from time to time.

                                Credit Agreement

                  "Aggregate Consideration" shall mean, in connection with any Acquisition, the aggregate consideration, in whatever form (including, without limitation, cash payments, the principal amount of promissory notes and Indebtedness assumed, the aggregate amounts payable to acquire, extend and
exercise  any  option,  the  aggregate  amount  payable  under   non-competition
agreements  and  management  agreements,  and the  fair  market  value  of other
Property delivered) paid, delivered or assumed by the Borrower and its Subsidiaries for such Acquisition.

                  this "Agreement" shall mean this Second Amended and Restated Credit Agreement, as modified and supplemented and in effect from time to time.

                  "Ancillary Documents" shall mean the River City Acquisition Documents, the Asset Use and Operating Agreements, the Julian Smith Documents, the Carolyn Smith Documents, the Program Services Agreements, the Senior Subordinated Notes and the Senior Subordinated Note Indentures.

                  "Applicable Commitment Fee Rate" shall mean 1/2 of 1% per annum; provided that if the Total Indebtedness Ratio as at the last day of any fiscal quarter of the Borrower shall fall within any of the ranges set forth below then, subject to the delivery to the Agent of a certificate of a senior financial officer of the Borrower demonstrating such fact prior to the end of the next succeeding fiscal quarter, the "Applicable Commitment Fee Rate" shall be reduced to the rate set forth below opposite such range during the period commencing on the Quarterly Date on or immediately following the date of receipt of such certificate to but not including the next succeeding Quarterly Date thereafter (except that notwithstanding the foregoing, the Applicable Commitment Fee Rate shall not as a consequence of this proviso be so reduced for any period during which an Event of Default shall have occurred and be continuing):

          Range of
           Total                             Applicable Commitment
          Indebtedness Ratio                    Fee Rate (% p.a.)
          ------------------                    -----------------

         Greater than or
         equal to 5.50 to 1                       1/2 of 1%

         less than 5.50 to 1
         and greater than or
         equal to 4.00 to 1                       3/8 of 1%

         Less than 4.00 to 1                      1/4 of 1%




                                Credit Agreement

                  "Applicable Lending Office" shall mean, for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or of an affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other office of such Lender (or of an affiliate of such Lender) as such Lender may from time to time specify to the Agent and the Borrower as the office by which its Loans of such Type are to be made and maintained.

                  "Applicable Margin" shall mean: (a) with respect to Base Rate Loans, (i) 1-1/4% per annum for Revolving Credit Loans and Tranche A Term Loans,
(ii) 1-3/4% per annum for Tranche B Term Loans and (iii) the rate per annum for Tranche C Term Loans agreed to by the Borrower and the Tranche C Lenders in the Tranche C Term Loan Activation Notice; and (b) with respect to Eurodollar Loans,
(i) 2-1/2% per annum for Revolving Credit Loans and Tranche A Term Loans, (ii) 2-3/4% per annum for Tranche B Term Loans and (iii) the rate per annum for Tranche C Term Loans agreed to by the Borrower and the Tranche C Lenders in the Tranche C Term Loan Activation Notice; provided that if the Total Indebtedness Ratio as at the last day of any fiscal quarter of the Borrower shall fall within any of the ranges set forth below then, subject to the delivery to the Agent of a certificate of a senior financial officer of the Borrower demonstrating such fact prior to the end of the next succeeding fiscal quarter, the "Applicable Margin" for Revolving Credit Loans and Tranche A Term Loans shall be reduced to the rate for the respective Type of Loan set forth below opposite such range during the period commencing on the Quarterly Date on or immediately following the date of receipt of such certificate to but not including the next succeeding Quarterly Date thereafter (except that notwithstanding the foregoing, the Applicable Margin for any such Loan shall not as a consequence of this proviso be so reduced for any period during which an Event of Default shall have occurred and be continuing):

           Range of
            Total                                Applicable Margin (% p.a.)
       Indebtedness Ratio                  Base Rate Loans      Eurodollar Loans
       ------------------                  ---------------      ----------------

         Greater than or
         equal to 6.00 to 1                 1-1/4%                   2-1/2%

         less than 6.00 to 1
         and greater than or
         equal to 5.50 to 1                   1%                     2-1/4%

         less than 5.50 to 1 and
         greater than or equal
         to 5.00 to 1                        3/4%                      2%



                                Credit Agreement
         less than 5.00 to 1 and
         greater than or equal
         to 4.00 to 1                        1/4%                    1-1/2%

         Less than 4.00 to 1                  0%                     1-1/4%

                  "Approved Acquisitions" shall mean (a) the acquisition of assets and assumption of liabilities in accordance with the terms hereof by the Borrower or any of its Subsidiaries pursuant to the exercise of the KSMO Option,
(b) the acquisition of assets and assumption of liabilities in accordance with the terms hereof by the Borrower or any of its Subsidiaries pursuant to the exercise of the WSTR Option, (c) the WYZZ Acquisition, (d) the consummation of the acquisition of assets by the Borrower or any of its Subsidiaries pursuant to the exercise of any or all of the WPTT Conversion Option, the Glencairn Options and the WDBB Options, (e) the acquisition of stock or assets and assumption of liabilities relating to WFBC-AM and WFBC-FM, Greenville, South Carolina and WORD-AM, Spartanburg, South Carolina in accordance with the terms hereof by the Borrower or any of its Subsidiaries pursuant to the exercise of either option granted to the Borrower or such Subsidiary under the Option Agreement dated as of July 7, 1995, as amended, by and among Keymarket of South Carolina, Inc.
("Keymarket  S.C.")  and the  Borrower  (as  assignee  of River  City),  (f) the acquisition of assets and assumption of liabilities relating to WSPA-AM and WSPA-FM, Spartanburg, South Carolina in accordance with the terms hereof by the Borrower or any of its Subsidiaries pursuant to the exercise of the option granted to the Borrower or such Subsidiary under the Option Agreement dated as of August 30, 1994, as amended, by and among The Spartan Radiocasting Company, Inc. and the Borrower (as assignee of River City, which, in turn, is assignee of Keymarket S.C.), (g) the acquisition of assets (or of the capital stock (or other equity ownership interest) of the Person that owns such assets) and assumption of liabilities relating to WPMR-AM and WKRF-FM, Tobyhanna, Pennsylvania in accordance with the terms hereof, (h) the acquisition of assets and assumption of liabilities relating to WQEQ-FM, Freeland, Pennsylvania and WXPX-AM, West Hazelton, Pennsylvania in accordance with the terms hereof by the Borrower or any of its Subsidiaries pursuant to the exercise of the option granted to the Borrower or such Subsidiary under the Option Agreement dated as of September 13, 1995, as amended, by and among Friendship Communications, Inc. and the Borrower (as assignee of River City), (i) the acquisition of assets (or of the capital stock (or other equity ownership interest) of the Person that owns such assets) and assumption of liabilities relating to WWWS(AM) and WGR(AM), Buffalo, New York and (j) the acquisition of assets (or of the capital stock (or other equity ownership interest) of the Person that owns such assets) and assumption of

                                Credit Agreement
liabilities relating to WXWX-FM, Easley, South Carolina, and WXWZ-FM, Greer, South Carolina.

                  "Asset Use and Operating Agreements" shall mean (a) the agreements listed in Schedule X hereto and (b) with respect to each Owned Station hereafter acquired by the Borrower, an Asset Use and Operating Agreement entered into after the date hereof, as contemplated by Section 9.25 hereof, between the Subsidiary of the Borrower that operates such Owned Station and a License Subsidiary with respect to such Owned Station substantially in the form of Exhibit G hereto, in each case as the same may be modified and supplemented and in effect from time to time.

                  "Baker   Employment   Agreement"  shall  mean  the  Employment
Agreement dated as of April 10, 1996 between Barry Baker and the Borrower, as the same may be modified and supplemented and in effect from time to time.

                  "Baker Stock Option Agreement" shall mean the Stock Option Agreement dated as of April 10, 1996 between Barry Baker and the Borrower, providing, among other things, for the right of Barry Baker to acquire 1,382,435 shares of the Borrower's Class A Common Stock on the terms and conditions set forth therein, as the same may be modified and supplemented and in effect from time to time.

                  "Base Rate" shall mean, for any day, the higher of (a) the Federal Funds Rate for such day plus 1/2 of 1% per annum or (b) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

                  "Base Rate Loans" shall mean Loans which bear interest at rates based upon the Base Rate.

                  "Basic Documents" shall mean, collectively, this Agreement, the Notes, the Letter of Credit Documents, the Security Documents, each Consent and Agreement and the Founders Subordination Agreement.

                  "Broadcast Licenses" shall mean (a) the licenses, permits, authorizations or certificates to construct, own, operate or promote the Stations granted by the FCC, and all extensions, additions and renewals thereto or thereof, and (b) the licenses, permits, authorizations or certificates which are necessary or desirable to construct, own, operate or promote the Stations granted by administrative law courts or any state, county, city, town, village or other local government authority, and all extensions, additions and renewals thereto or thereof.

                                Credit Agreement

                  "Business Day" shall mean (a) any day on which commercial banks are not authorized or required to close in New York City and (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, or a Conversion of or into, or an Interest Period for, a Eurodollar Loan or a notice by the Borrower with respect to any such borrowing, payment, prepayment, Conversion or Interest Period, which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

                  "Capital   Expenditures"   shall   mean,   for   any   period,
expenditures (including the aggregate amount of Capital Lease Obligations incurred during such period) made by the Borrower or any of its Consolidated Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements, but excluding repairs) during such period computed in accordance with GAAP, but excluding any such expenditures made as part of any Acquisition.

                  "Capital Lease Obligations" shall mean, for any Person, the obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board) and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

                  "Capital Stock" shall mean, as to any Person, any and all shares, interests, warrants, participations or other equivalents (however designated) of corporate stock of such Person.

                  "Carolyn Smith Documents" shall mean the Term Note dated September 30, 1990 of the Borrower payable to Carolyn C. Smith in the original face amount of $6,700,000 and all agreements, documents or other instruments providing for any Guarantee of all or any portion of such Term Note by any Obligor, in each case as modified and supplemented and in effect from time to time.

                  "Casualty Event" shall mean, with respect to any Property of any Person, any loss of or damage to, or any condemnation or other taking of, such Property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

                                Credit Agreement

                  "Chase"  shall  mean  The  Chase   Manhattan   Bank  (National
Association) and its successors.

                  "Cincinnati TV 64" shall mean Cincinnati TV 64 Limited Partnership, a Delaware limited partnership.

                  "Class"  shall  have  the  meaning  assigned  to such  term in
Section 1.03 hereof.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral Account" shall have the meaning assigned to such term in Section 10.02 hereof.

                  "Columbus Option Agreement" shall mean the Columbus Option Agreement dated as of May 31, 1996 by and among the River City Sellers, as Sellers, and the Borrower, as Option Holder, as the same shall be modified and supplemented and in effect from time to time.

                  "Commitments" shall mean the Revolving Credit Commitments, the Tranche A Term Loan Commitments, the Tranche B Term Loan Commitments and the Tranche C Term Loan Commitments.

                  "Consent and Agreement" shall mean a Consent and Agreement substantially in the form of Exhibit H hereto.

                  "Consolidated Subsidiary" shall mean, for any Person, each Subsidiary of such Person (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of such Person in accordance with GAAP.

                  "Continue", "Continuation" and "Continued" shall refer to the continuation pursuant to Section 2.08 hereof of a Eurodollar Loan from one Interest Period to the next Interest Period.

                  "Contract Station" shall mean (a) each television or radio station listed in Part B of Schedule IV hereto and (b) each television or radio station that is the subject of an acquisition referred to in clause (b) of the definition of "Other Acquisition" in this Section 1.01 consummated by the Borrower or any of its Subsidiaries on or after the date hereof, in each case referred to in the foregoing clauses (a) and (b) until such time, if any, as such television or radio station becomes an Owned Station.

                                Credit Agreement

                  "Convert", "Conversion" and "Converted" shall refer to a conversion pursuant to Section 2.08 or 5.04 hereof of Loans of one Type into Loans of the other Type, which may be accompanied by the transfer by a Lender (at its sole discretion) of a Loan from one Applicable Lending Office to another.

                  "Converted Senior Subordinated Notes" shall have the meaning assigned to such term in Section 9.07(h) hereof.

                  "Corporate Expense" shall mean, for any period, all general and administrative expenses of the Borrower for such period. In the event that any general or administrative expense of the type heretofore borne by the Borrower is hereafter borne by any Subsidiary of the Borrower, such general or administrative expense borne by such Subsidiary shall be deemed to be "Corporate Expense" for the purposes hereof.

                  "Corporate Employee Stock Option Agreements" shall mean the respective Stock Option Agreements dated as of April 10, 1996 between the Borrower and the respective River City Corporate Employees, providing, among other things, for the right of the River City Corporate Employees to acquire, in the aggregate, not more than 691,218 shares of the Borrower's Class A Common Stock on the terms and conditions set forth therein, in each case as the same may be modified and supplemented and in effect from time to time.

                  "Credit Exposure" of a Lender shall mean the aggregate outstanding principal amount of the Loans held by such Lender, the aggregate unutilized amounts of the outstanding Commitment(s) of such Lender and the aggregate amount of Letter of Credit Liabilities of such Lender.

                  "Credit Parties" shall mean the Obligors, Cunningham, KIG, GDLP and GDC.

                  "CRESAP" shall mean CRESAP Enterprises, Inc, a Maryland corporation.

                  "CRESAP Investment" shall mean the Investment permitted by the proviso to Section 9.27(e) hereof.

                  "Cunningham" shall mean Cunningham Communications, Inc., a Maryland corporation.

                  "Debt Service" shall mean, for any period, the sum, for the Borrower and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all payments of principal of Indebtedness (including, without limitation, the principal component of any

                                Credit Agreement
payments in respect of Capital Lease Obligations) scheduled to be made during such period plus (b) all Interest Expense for such period plus (c) fees and other expenses payable in connection with this Agreement for such period (excluding such fees and expenses constituting transaction costs payable on the Restatement Effective Date, but including agency fees).

                  "Default" shall mean an Event of Default or an event which with notice or lapse of time or both would become an Event of Default.

                  "Designated Employees Stock Option Plan" shall mean the Incentive Stock Option Plan for Designated Participants providing for the right of certain employees of the Borrower and its Subsidiaries to acquire, in the aggregate, not more than 68,000 shares of the Borrower's Class A Common Stock.

                  "Disposition" shall mean any sale, assignment, transfer or other disposition of any Property (whether now owned or hereafter acquired) by the Borrower or any of its Subsidiaries to any Person excluding any sale, assignment, transfer or other disposition of any Property sold or disposed of in the ordinary course of business and on ordinary business terms.

                  "Dividend Payment" shall mean dividends (in cash, Property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of the Borrower or of any warrants, options or other rights to acquire the same (or to make any payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market or equity value of the Borrower or any of its Subsidiaries), but excluding dividends payable solely in shares of capital stock of the Borrower.

                  "Dollars" and "$" shall mean lawful money of the United States of America.

                  "EBITDA" shall mean, for any period, the sum, for the Borrower and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following for such period: (a) net operating income for such period plus (b) taxes to the extent deducted in determining net operating income for such period plus (c) depreciation and amortization (including film amortization) for such period plus (d) Interest Expense for such period to the extent deducted in determining net operating income for such period plus (e) all other non-cash charges to the extent deducted in determining net operating income for such period minus (f) Film Cash Payments

                                Credit Agreement
made or scheduled to be made during such period (but, to the extent EBITDA for such period is determined on a pro forma basis after giving effect to the River City Non-License Acquisition, excluding Film Cash Payments scheduled to be made but not made by River City during the portion of such period occurring prior to the Restatement Effective Date) minus (g) Corporate Expense to the extent not deducted in determining net operating income for such period (excluding up to $1,028,000 of bonuses to the extent paid to the Smith Brothers in respect of services rendered to the Borrower and its Subsidiaries in 1995) plus (h) the Adjustment Amount (as defined below) for such period minus (i) non-cash revenues to the extent included in net operating income for such period plus (j) the aggregate amount of Additional Corporate Expense and Dividend Payments made by the Borrower and its Subsidiaries as permitted by Sections 9.09(a) and 9.16 hereof to the extent deducted in determining net operating income for such period or included in determining Corporate Expense pursuant to the preceding clause (g) for such period plus (k) Permitted Termination Payments (as defined in Section 9.29 hereof) to the extent deducted in determining net operating income for such period or included in determining Corporate Expense pursuant to the preceding clause (g) for such period plus (l) any WSYX Extension Payment made by the Borrower or any of its Subsidiaries during such period to the extent deducted in determining net operating income for such period. For purposes of this definition, the "Adjustment Amount" for any period shall mean: (a) if such period ends before September 30, 1996, $7,780,000, (b) if such period ends on or after September 30, 1996, but before December 31, 1996, $6,000,000, (c) if such period ends on or after December 31, 1996, but before June 30, 1997, $4,000,000 and (d) if such period ends on or after June 30, 1997, $0. In the event that any Disposition occurs during any period for which EBITDA is to be calculated, such EBITDA shall be calculated as if such Disposition had occurred on the first day of such period using such reasonable estimates and pro forma adjustments effected in accordance with generally accepted accounting principles as the Borrower shall propose and the Agent and at least one Managing Agent shall approve.

                  "EBITDA Percentage" shall mean, as of the date of the consummation of any sale or exchange of assets (or capital stock (or other equity ownership interest)) contemplated by Section 9.05(d)(iv) hereof, the ratio, expressed as a percentage, obtained by dividing (a) the portion of EBITDA attributable to such assets for the twelve-month period ending on, or most recently ended prior to such date by (b) EBITDA for such period.

                  "Environmental Affiliate" shall mean, as to any Person (the "successor"), any other Person whose liability (contingent or otherwise) for an Environmental Claim the successor may have

                                Credit Agreement
retained, assumed or otherwise become or remained liable for (contingently or otherwise), whether by contract, operation of law or otherwise; provided that each Subsidiary of the successor, and each former Subsidiary or division of the successor transferred to another Person, shall in any event be an "Environmental Affiliate" of the successor.

                  "Environmental Claim" shall mean, with respect to any Person, any notice, claim, demand or other communication (whether written or oral) by any other Person alleging or asserting such Person's liability for investigatory costs, cleanup costs, governmental response costs, damages to natural resources or other Property, personal injuries, fines or penalties arising out of, based on or resulting from (a) the presence, or Release into the environment, of any Hazardous Material at any location, whether or not owned by such Person, or (b) circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

                  "Environmental Laws" shall mean any and all Federal, state, local and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other governmental restrictions relating to the environment or to emissions, discharges, Releases or threatened Releases of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment including, without limitation, ambient air, surface water, ground water, or land, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes.

                  "Equity Issuance" shall mean (a) any issuance or sale by the Borrower or any of its Subsidiaries after the Restatement Effective Date of (i) any capital stock, (ii) any warrants or options exercisable in respect of capital stock (other than any warrants or options relating to capital stock of the Borrower issued to directors, officers or employees of the Borrower or any of its Subsidiaries pursuant to employee benefit plans established in the ordinary course of business and any capital stock of the Borrower issued upon the exercise of such warrants or options) or (iii) any other security or instrument representing an equity interest (or the right to obtain any equity interest) in the Borrower or any of its Subsidiaries or (b) the receipt by the Borrower or any of its Subsidiaries after the Restatement Effective Date of any capital contribution (whether or not evidenced by any equity security issued by the recipient of such contribution); provided that Equity Issuance shall not include (x) any such issuance or sale by any Subsidiary

                                Credit Agreement
of the Borrower to the Borrower or any Wholly Owned Subsidiary of the Borrower or (y) any capital contribution by the Borrower or any Wholly Owned Subsidiary of the Borrower to any Subsidiary of the Borrower.

                  "Equity Public Offering" shall mean a public Equity Issuance by the Borrower of its common stock pursuant to a registration statement filed under the Securities Act of 1933, as amended.

                  "Equity Rights" shall mean, with respect to any Person, any subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "ERISA Affiliate" shall mean any corporation or trade or business which is a member of the same controlled group of corporations (a) described in Section 414(b) or (c) of the Code of which the Borrower is a member and (b) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or
(o) of the Code of which the Borrower is a member.

                  "Eurodollar Base Rate" shall mean, with respect to any Eurodollar Loan for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%), as quoted by the Agent at approximately 11:00 a.m. London time (or as soon thereafter as practicable) on the date two Business Days prior to the first day of such Interest Period for the offering by Chase to leading banks in the London interbank market of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Loan to be made by Chase for such Interest Period. If Chase is not participating in any Eurodollar Loan during any Interest Period therefor, the Eurodollar Base Rate for such Loan for such Interest Period shall be determined by reference to the amount of the Loan which Chase would have made or had outstanding had it been participating in such Loan during such Interest Period.

                                Credit Agreement

                  "Eurodollar Loans" shall mean Loans that bear interest at rates based on rates referred to in the definition of "Eurodollar Base Rate" in this Section 1.01.

                  "Eurodollar Rate" shall mean, for any Eurodollar Loan for any Interest Period therefor, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined by the Agent to be equal to the Eurodollar Base Rate for such Loan for such Interest Period divided by 1 minus the Reserve Requirement for such Loan for such Interest Period.

                  "Event of Default" shall have the meaning assigned to such term in Section 10.01 hereof.

                  "Excess Cash Flow" shall mean, for any period, the sum (without duplication) of (a) EBITDA for such period minus (b) the sum (without duplication) of (i) all Debt Service during such period plus (ii) all Capital Expenditures made by the Borrower and its Subsidiaries during such period plus
(iii) the excess, if any, of the consolidated Working Investment of the Borrower and its Consolidated Subsidiaries at the end of such period over the consolidated Working Investment of the Borrower and its Consolidated Subsidiaries at the beginning of such period (or minus the excess, if any, of such Working Investment at the beginning of such period over such Working Investment at the end of such period) plus (c) Film Cash Payments scheduled to have been made, but not made, during such period minus (d) the aggregate amount of fees paid by the Borrower and its Subsidiaries to CRESAP during such period minus (e) the aggregate amount of Federal and state income taxes paid by the Borrower and its Consolidated Subsidiaries, net of refunds, for such period.

                  "Existing Credit Agreement" shall have the meaning assigned to such term in the first "WHEREAS" clause of this Agreement.

                  "Existing Facility B Revolving Credit Loans" shall have the meaning assigned to such term in the first "WHEREAS" clause of this Agreement.

                  "FCC" shall mean the Federal Communications Commission (or any successor entity).

                  "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if the day for

                                Credit Agreement
which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if such rate is not so published for any Business Day, the Federal Funds Rate for such day shall be the average rate charged to Chase on such Business Day on such transactions as determined by the Agent.

                  "Film Cash Payments" shall mean, for any period, the sum (determined on a consolidated basis and without duplication) of all payments by the Borrower and its Subsidiaries made or scheduled to be made during such period in respect of Film Obligations; provided that amounts applied to the prepayment of Film Obligations owing under Prepayable Film Contracts shall not be deemed to be Film Cash Payments. For the purposes of Section 9.15 hereof only, (a) if the payment schedule for a Film Obligation is modified at no cost (including, but not limited to, interest costs) to the Borrower or any of its Subsidiaries, then the payments with respect to such Film Obligation shall be deemed to be scheduled to be made pursuant to such modified schedule and (b) any down payment on a Film Obligation shall be equally allocated over the term of the payment period for such Film Obligation in amount per month during such payment period equal to the amount of such down payment divided by the number of months during such payment period.

                  "Film Obligations" shall mean obligations in respect of the purchase, use, license or acquisition of programs, programming materials, films, and similar assets used in connection with the business and operations of the Borrower and its Subsidiaries.

                  "Final FCC Order" shall mean an order of the FCC that is no longer subject to reconsideration or review by the FCC or by any court or administrative body.

                  "Fixed Charges Ratio" shall mean, as at any date, the ratio of
(a) EBITDA for the period of twelve consecutive full calendar months ending on or most recently ended prior to such date to (b) the sum for such period of (i) Debt Service plus (ii) Capital Expenditures plus (iii) the aggregate amount of Federal and state income taxes paid by the Borrower and its Consolidated Subsidiaries, net of refunds, during such period plus (iv) the aggregate amount of fees paid by the Borrower and its Subsidiaries to CRESAP during such period plus (v) Dividend Payments made as permitted by Section 9.09(b) during such period plus (vi) the aggregate amount of WSYX Option Extension Payments made during such period, except to the extent that such WSYX Option Extension Payments were paid (x) out of 25% of Excess Cash Flow for each fiscal year of the Borrower ending before the date

                                Credit Agreement
of such payment (to the extent not otherwise applied by the Borrower in accordance with the provisions of this Agreement), (y) with the proceeds of the Loans or (z) by means of an Equity Issuance made pursuant to the Columbus Option Agreement plus (vii) the WSYX Sale Price Differential, if paid during such period, except to the extent such WSYX Sale Price Differential was paid (x) out of 25% of Excess Cash Flow for each fiscal year of the Borrower ending before the date of such payment (to the extent not otherwise applied by the Borrower in accordance with the provisions of this Agreement), (y) with the proceeds of the Loans or (z) by means of an Equity Issuance made pursuant to the Columbus Option Agreement.

                  "Founders Notes" shall mean Indebtedness under the Julian Smith Documents and Indebtedness under the Carolyn Smith

Documents.

                  "Founders Subordination Agreement" shall mean a second amended and restated Founders Subordination Agreement substantially in the form of Exhibit F hereto between Carolyn C. Smith and the Agent, as the same shall be modified and supplemented and in effect from time to time.

                  "FSF-TV" shall mean FSF-TV, Inc., which operates WRDC- TV, Channel 28, a television broadcasting station licensed to Raleigh-Durham, North Carolina and serving the Raleigh-Durham area.

                  "GAAP" shall mean generally accepted accounting principles applied on a basis consistent with those which, in accordance with the last sentence of Section 1.02(a) hereof, are to be used in making the calculations for purposes of determining compliance with the terms of this Agreement.

                  "GDC" shall mean Gerstell Development Corporation, a Maryland corporation.

                  "GDC Security Agreement" shall mean a second amended and restated Security Agreement substantially in the form of Exhibit E hereto between GDC and the Agent, as the same shall be modified and supplemented and in effect from time to time.

                  "GDLP" shall mean Gerstell Development Limited Partnership, a Maryland limited partnership.

                  "Glencairn"   shall   mean   Glencairn,   Ltd.,   a   Maryland
corporation.

                                Credit Agreement

                  "Glencairn Options" shall mean options for the purchase of all of the issued and outstanding non-voting stock of Glencairn.

                  "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled (through stock or capital ownership or otherwise) by any of the foregoing.

                  "Guarantee"  shall  mean  a  guarantee,   an  endorsement,   a
contingent agreement to purchase or to furnish funds for the payment or maintenance of, or otherwise to be or become contingently liable under or with respect to, the Indebtedness, other obligations, net worth, working capital or earnings of any Person, or a guarantee of the payment of dividends or other distributions upon the stock or equity interests of any Person, or an agreement to purchase, sell or lease (as lessee or lessor) Property, products, materials, supplies or services primarily for the purpose of enabling a debtor to make payment of his, her or its obligations or an agreement to assure a creditor against loss, and including, without limitation, causing a bank or other financial institution to issue a letter of credit or other similar instrument for the benefit of another Person, but excluding endorsements for collection or deposit in the ordinary course of business; provided that in no event shall the term "Guarantee" include any Program Services Agreement or any obligations under any Program Services Agreement. The terms "Guarantee" and "Guaranteed" used as a verb shall have a correlative meaning.

                  "H and P Communications" shall mean H and P Communications, Inc., a Nevada corporation, that on the date hereof owns 90% of the issued and outstanding stock of WDBB.

                  "Hazardous Material" shall mean, collectively, (a) any petroleum or petroleum products, flammable materials, explosives, radioactive materials, asbestos, urea formaldehyde foam insulation, and transformers or other equipment that contain polychlorinated biphenyls ("PCBs"), (b) any chemicals or other materials or substances that are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants," "contaminants," "pollutants" or words of similar import under any Environmental Law and (c) any other chemical or other material or substance, exposure to which is now

                                Credit Agreement
or hereafter prohibited, limited or regulated under any Environmental Law.

                  "Immaterial Broadcast Licenses" shall mean Broadcast Licenses (other than main transmitter licenses, auxiliary transmitter licenses (to the extent in existence on the date hereof) and studio transmitter links (to the extent necessary for the continued operation of the Stations), in each case granted by the FCC, and extensions and renewals thereto or thereof) the absence of which individually or together with all other such Broadcast Licenses could not have a material adverse effect on the consolidated financial condition, operations or prospects of the Borrower and its Consolidated Subsidiaries taken as a whole.

                  "Indebtedness" shall mean, for any Person: (a) indebtedness created, issued or incurred by such Person for borrowed money (whether by loan or the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; (f) Indebtedness of others Guaranteed by such Person; (g) obligations of such Person under any non-competition agreement, consulting agreement or similar agreement (other than the Baker Employment Agreement) entered into in connection with any Acquisition; and (h) if the Aggregate Consideration payable by such Person to extend and exercise any option acquired in connection with any Other Acquisition (an "Extension and Exercise Price") exceeds 20% of the Aggregate Consideration payable in connection with such Other Acquisition, such Extension and Exercise Price; provided that in no event shall the term "Indebtedness" include (i) Film Obligations of such Person, (ii) obligations of such Person under any Program Services Agreement, (iii) the Preferred Stock or the In-Kind Preferred Stock or
(iv) obligations of such Person to make WSYX Option Extension Payments. For purposes of calculations hereunder based upon the amount of principal of or interest on Indebtedness, there shall be excluded the effect of any double-counting of obligations owing by the Borrower or any of its Subsidiaries to GDLP in

                                Credit Agreement
respect of Property owned by GDLP and used by the Borrower or any of its Subsidiaries and Guarantees issued by the Borrower or any of its Subsidiaries of Capital Lease Obligations related to such Property permitted by Section 9.07(g) hereof.

                  "Initial FCC Order" shall mean an order of the FCC that is not a Final FCC Order.

                  "In-Kind Preferred Stock" shall have the meaning assigned to such term in the definition of "Preferred Stock" in this Section 1.01.

                  "Interest Coverage Ratio" shall mean, as at any date, the ratio of (a) EBITDA for the period of twelve consecutive full calendar months ending on or most recently ended prior to such date to (b) Interest Expense for such period.

                  "Interest Expense" shall mean, for any period, the sum, for the Borrower and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following: (a) all interest in respect of Indebtedness accrued or capitalized during such period (whether or not actually paid during such period) plus (b) the net amounts payable (or minus the net amounts receivable) under Interest Rate Protection Agreements accrued during such period (whether or not actually paid or received during such period) minus (c) all cash interest income received during such period. Any reference herein to calculating Interest Expense for any period on a "pro forma" basis shall mean that, for purposes of the preceding clause (a), (i) the Indebtedness on the basis of which Interest Expense is so calculated shall mean Indebtedness outstanding as of the relevant date of calculation after giving effect to any repayments and any incurrence of Indebtedness on such date and (ii) such calculation shall be made applying the respective rates of interest in effect for such Indebtedness on such date. Subject to the preceding sentence, any reference herein to calculating Interest Expense for any period a portion of which falls before the Restatement Effective Date shall be deemed to mean Interest Expense for the portion of such period consisting of full calendar months falling after the Restatement Effective Date multiplied by a fraction the numerator of which is twelve and the denominator of which is the number of such full calendar months included in such period. In the event that any Disposition occurs during any period for which Interest Expense is to be calculated and Loans are prepaid or Commitments are reduced in connection therewith, such Interest Expense shall be calculated as if such prepayments and reductions had occurred on the first day of such period using such reasonable estimates and pro forma adjustments effected in accordance with generally

                                Credit Agreement
accepted accounting principles as the Borrower shall propose and the Agent and at least one Managing Agent shall approve.

                  "Interest Period" shall mean, with respect to any Eurodollar Loan, each period commencing on the date such Eurodollar Loan is made or Converted from a Base Rate Loan or (in the event of a Continuation) the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third, sixth or ninth calendar month thereafter, as the Borrower may select as provided in Section
4.05  hereof,  except that each  Interest  Period  which  commences  on the last
Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month.

Notwithstanding the foregoing:

                  (a) if any Interest Period for any Revolving Credit Loan would otherwise end after the Revolving Credit Commitment Termination Date, such Interest Period shall end on the Revolving Credit Commitment Termination Date;

                  (b) no Interest Period for any Revolving Credit Loan may commence before and end after any Revolving Credit Commitment Reduction Date unless, after giving effect thereto, the aggregate principal amount of the Revolving Credit Loans having Interest Periods which end after such Revolving Credit Commitment Reduction Date plus such Lender's Revolving Credit Commitment Percentage of outstanding Letters of Credit that expire after such Revolving Credit Commitment Reduction Date, shall be equal to or less than the aggregate amount of the Revolving Credit Commitments scheduled to be outstanding after giving effect to the reductions thereof to occur on such Revolving Credit Commitment Reduction Date;

                  (c) no Interest Period for any Tranche A Term Loan may commence before and end after any Tranche A Principal Payment Date unless, after giving effect thereto, the aggregate principal amount of the Tranche A Term Loans having Interest Periods which end after such Tranche A Principal Payment Date shall be equal to or less than the aggregate principal amount of Tranche A Term Loans scheduled to be outstanding after giving effect to the payments of principal required to be made on such Tranche A Principal Payment Date;

                  (d) no Interest Period for any Tranche B Term Loan may commence before and end after any Tranche B Principal Payment Date unless, after giving effect thereto, the

                                Credit Agreement
         aggregate principal amount of the Tranche B Term Loans having Interest Periods which end after such Tranche B Principal Payment Date shall be equal to or less than the aggregate principal amount of Tranche B Term Loans scheduled to be outstanding after giving effect to the payments of principal required to be made on such Tranche B Principal Payment Date;

                  (e) no Interest Period for any Tranche C Term Loan may commence before and end after any Tranche C Principal Payment Date unless, after giving effect thereto, the aggregate principal amount of the Tranche C Term Loans having Interest Periods which end after such Tranche C Principal Payment Date shall be equal to or less than the aggregate principal amount of Tranche C Term Loans scheduled to be outstanding after giving effect to the payments of principal required to be made on such Tranche C Principal Payment Date;

                  (f) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); and

                  (g) notwithstanding clauses (a) through (e) above, no Interest Period shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period.

                  "Interest Rate Protection Agreement" shall mean, for any Person, an interest rate swap, cap or collar agreement or similar arrangement between such Person and a financial institution providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

                  "Investment" shall mean, for any Person: (a) the acquisition (whether for cash, Property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such short sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such Person, but excluding any such advance, loan or extension of credit having a term not

                                Credit Agreement
exceeding 90 days representing the purchase price of programming, advertising, inventory or supplies sold in the ordinary course of business); or (c) the entering into of any Guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person.

                  "Issuing Bank" shall mean Chase.
                  -------------
                  "Julian Smith Documents" shall mean (a) the Term Note dated September 30, 1990 of the Borrower payable to Julian S. Smith in the original face amount of $7,515,000 and heretofore assigned to Carolyn C. Smith and (b) all agreements, documents or other instruments providing for any Guarantee of all or any portion of such Term Note by any Obligor.

                  "Kansas City TV 62" shall mean Kansas City TV 62 Limited Partnership, a Delaware limited partnership.

                  "KIG" shall mean Keyser Investment Group, Inc., a Maryland corporation.

                  "KRRT-TV"  shall  mean  KRRT-TV,  a  television   broadcasting
station licensed to San Antonio, Texas and serving the San Antonio area.

                  "KSMO Option" shall mean the Option Agreement dated as of May 24, 1994 between Kansas City TV 62 and the Borrower or any of its Subsidiaries (as assignee of the Smith Brothers) providing for the grant by Kansas City TV 62 to the Borrower or such Subsidiary of an option to acquire the Properties relating to KSMO-TV referred to therein as "Station Assets" and to assume the liabilities relating to KSMO-TV referred to therein as "Assumed Liabilities", as the same may be modified and supplemented and in effect from time to time.

                  "KSMO-TV"  shall  mean  KSMO-TV,  a  television   broadcasting
station licensed to Kansas City, Missouri and serving the Kansas City area.

                  "Letter of Credit" shall have the meaning assigned to such term in Section 2.10 hereof.

                  "Letter of Credit Documents" shall mean, collectively, any application for a Letter of Credit and any other agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit) governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such

                                Credit Agreement
obligations, each as the same may be modified and supplemented and in effect from time to time.

                  "Letter of Credit  Interest"  shall mean,  for each  Revolving
Credit Lender, such Revolving Credit Lender's participation interest (or, in the case of the Issuing Bank, the Issuing Bank's retained interest) in the Issuing Bank's liability under Letters of Credit and such Revolving Credit Lender's rights and interests in Reimbursement Obligations and fees, interest and other amounts payable in connection with Letters of Credit and Reimbursement Obligations.

                  "Letter of Credit Liability" shall mean, without duplication, at any time, the sum of (a) the undrawn face amount of all outstanding Letters of Credit plus (b) the aggregate unpaid principal amount of all Reimbursement Obligations of the Borrower at such time due and payable in respect of all drawings made under all Letters of Credit. For purposes of this Agreement, a Revolving Credit Lender (other than the Issuing Bank) shall be deemed to hold a Letter of Credit Liability in an amount equal to its participation interest in all outstanding Letters of Credit and the aggregate unpaid principal amount of all Reimbursement Obligations under Section 2.10 hereof, and the Issuing Bank shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in all outstanding Letters of Credit and the aggregate unpaid principal amount of all Reimbursement Obligations after giving effect to the acquisition by the Revolving Credit Lenders other than the Issuing Bank of their participation interests under said Section 2.10.

                  "License Subsidiaries" shall mean, (a) with respect to each Station that is an Owned Station on the date hereof, the Subsidiary of the Borrower listed on Schedule IV hereto as the holder of the Broadcast Licenses for such Owned Station and (b) with respect to any Owned Station hereafter acquired by the Borrower or any of its Subsidiaries, the Subsidiary of the Borrower formed, created, or acquired after the date hereof that holds the Broadcast Licenses for such Owned Station.

                  "Lien" shall mean, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement and the other Basic Documents, the Borrower or any of its Subsidiaries shall be deemed to own subject to a Lien any Property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

                                Credit Agreement

                  "Loans" shall mean Revolving Credit Loans, Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans.

                  "Majority Revolving Credit Lenders" shall mean, subject to the last paragraph of Section 12.04 hereof, Revolving Credit Lenders having at least 51% of the aggregate amount of the Revolving Credit Commitments or, if the Revolving Credit Commitments shall have terminated, Revolving Credit Lenders holding at least 51% of the sum of (a) the aggregate unpaid principal amount of the Revolving Credit Loans plus (b) the aggregate amount of all Letter of Credit Liabilities.

                  "Majority Tranche A Lenders" shall mean, subject to the last paragraph of Section 12.04 hereof, Tranche A Lenders having at least 51% of the aggregate amount of the Tranche A Term Loan Commitments or, if the Tranche A Term Loan Commitments shall have terminated, Tranche A Lenders holding at least 51% of the aggregate unpaid principal amount of the Tranche A Term Loans.

                  "Majority Tranche B Lenders" shall mean, subject to the last paragraph of Section 12.04 hereof, Tranche B Lenders having at least 51% of the aggregate amount of the Tranche B Term Loan Commitments or, if the Tranche B Term Loan Commitments shall have terminated, Tranche B Lenders holding at least 51% of the aggregate unpaid principal amount of the Tranche B Term Loans.

                  "Majority Tranche C Lenders" shall mean, subject to the last paragraph of Section 12.04 hereof, Tranche C Lenders having at least 51% of the aggregate amount of the Tranche C Term Loan Commitments or, if the Tranche C Term Loan Commitments shall have terminated, Tranche C Lenders holding at least 51% of the aggregate unpaid principal amount of the Tranche C Term Loans.

                  "Majority Lenders" shall mean, subject to the last paragraph of Section 12.04 hereof, Lenders holding at least 51% of the aggregate amount of the Credit Exposures of all of the Lenders outstanding at the time of determination. For purposes of the foregoing calculations there shall be excluded any Credit Exposure directly or indirectly held by the Borrower or any of its Subsidiaries or any of their Affiliates following an assignment or participation as contemplated by Section 12.06 hereof.

                  "Managing Agents" shall mean Bankers Trust Company, First Union National Bank of North Carolina and NationsBank, N.A., excluding any such Person that, at the time of determination, is not a Lender hereunder. If there are no Managing Agents at the time of determination, each reference herein to one or more Managing Agents shall be deemed to refer to the Agent.

                                Credit Agreement

                  "Margin Stock" shall mean margin stock within the meaning of Regulations G, U and X.

                  "Material Adverse Effect" shall mean a material adverse effect on (a) the Property, business, operations, financial condition, liabilities, prospects or capitalization of the Borrower and its Subsidiaries, or of the Stations, taken as a whole, (b) the ability of any Person to perform its obligations under any of the Transaction Documents to which it is a party, (c) the validity or enforceability of any of the Basic Documents, (d) the rights and remedies of the Lenders and the Agent under any of the Basic Documents or (e) the timely payment of the principal of or interest on the Loans or the Reimbursement Obligations or other amounts payable under any Basic Document.

                  "Material Third-Party Licensee" shall mean (a) each River City Seller that holds a Broadcast License for any Contract Station, (b) each of Glencairn and its Subsidiaries if, and for so long as, Glencairn or such Subsidiary, as the case may be, holds a Broadcast License for any Contract Station, (c) each Person holding a Broadcast License for WPTT-TV, a television broadcasting station licensed to Pittsburgh, Pennsylvania and serving the Pittsburgh area, until such time, if any, that such station ceases to be a Contract Station, (d) each Person holding a Broadcast License for KRRT-TV, until such time, if any, that such station ceases to be a Contract Station, and (e) each Person holding a Broadcast License for any Contract Station acquired pursuant to an Other Acquisition for an Aggregate Consideration exceeding $6,000,000.

                  "Mortgage" shall mean each mortgage, deed of trust or similar instrument executed and delivered to the Agent prior to the date hereof or pursuant to Section 9.28 of this Agreement, as modified and supplemented and in effect from time to time, including without limitation (in the case of Mortgages executed and delivered pursuant to the Existing Credit Agreement) by operation of the Mortgage Amendments.

                  "Mortgage Amendments" shall mean instruments satisfactory to the Agent in form and substance amending those Mortgages that were executed and delivered to the Agent prior to the date hereof.

                  "Multiemployer Plan" shall mean a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been made by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA.

                  "Net Assets" shall mean, with respect to any Subsidiary Guarantor as at any date, an amount equal to the excess of the

                                Credit Agreement
fair saleable value of the assets of such Subsidiary Guarantor as at such date (without taking into account the rights of such Subsidiary Guarantor under Section 6.07 hereof), and excluding the value of the shares of stock owned by such Subsidiary Guarantor in any other Subsidiary Guarantor party to this Agreement on such date over the amount that would be required to pay the probable liabilities of such Subsidiary Guarantor determined as at such date (excluding the obligations of such Subsidiary Guarantor under Section 6 hereof) on all of its debts.

                  "Net Available Proceeds" shall mean:
                   ----------------------
                  (a) in the case of any Disposition, an amount (not less than zero) equal to the amount of Net Cash Payments received by the Borrower and its Subsidiaries in connection with such Disposition;

                  (b) in the case of any Casualty Event, the aggregate amount of proceeds of insurance, condemnation awards and other compensation received by the Borrower and its Subsidiaries in respect of such Casualty Event net of (i) reasonable expenses incurred by the Borrower and its Subsidiaries in connection therewith and (ii) contractually required repayments of Indebtedness to the extent secured by a Lien on the Property to which such Casualty Event relates and any income and transfer taxes payable by the Borrower any of its Subsidiaries in respect of such Casualty Event;

                  (c) in the case of any Equity Issuance, the aggregate amount of all cash received by the Borrower and its Subsidiaries in respect of such Equity Issuance net of reasonable expenses incurred by the Borrower and its Subsidiaries in connection therewith; and

                  (d) in the case of any issuance of any Additional Senior Subordinated Notes, the aggregate principal amount thereof net of reasonable expenses incurred by the Borrower and its Subsidiaries in connection therewith.

                  "Net  Cash   Payments"   shall  mean,   with  respect  to  any
Disposition, the aggregate amount of all cash payments (including, without limitation, all cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or otherwise, but only as and when received), and the fair market value of any non-cash consideration, received by the Borrower or its Subsidiaries directly or indirectly in connection with such Disposition; provided that (a) Net Cash Payments shall be net of (i) the amount of any legal, title and recording tax expenses, commissions and other fees and expenses paid by the Borrower and

                                Credit Agreement
its Subsidiaries in connection with such Disposition and (ii) any Federal, state and local income or other taxes estimated to be payable by the Borrower and its Subsidiaries as a result of such Disposition (but only to the extent that such estimated taxes are in fact paid to the relevant Governmental Authority not later than three months (in the case of Federal taxes) or nine months (in the case of other taxes) after the date of such Disposition) and (b) Net Cash Payments shall be net of any repayments by the Borrower or any of its Subsidiaries of Indebtedness to the extent that (i) such Indebtedness is secured by a Lien on the Property that is the subject of such Disposition and (ii) the transferee of (or holder of a Lien on) such Property requires that such Indebtedness be repaid as a condition to the Disposition of such Property.

                  "Net Cash Revenues" shall mean, for any period, the sum of (a) gross cash operating revenues of the Borrower and its Subsidiaries for such period minus (b) the aggregate amount of sales commissions payable in respect of advertising or air time sold during such period (whether payable to national advertising representatives, to advertising agencies or to third parties).

                  "1995 Senior Subordinated Note Indenture" shall mean the Indenture dated as of August 28, 1995 among the Borrower, certain of its Subsidiaries and United States Trust Company of New York, as trustee, as the same shall, subject to Section 9.24 hereof, be modified and supplemented and in effect from time to time.

                  "1995 Senior Subordinated Notes" shall mean the 10% Senior Subordinated Notes due 2005 issued by the Borrower under the 1995 Senior Subordinated Note Indenture, as the same shall, subject to Section 9.24 hereof, be modified and supplemented and in effect from time to time.

                  "1993 Senior Subordinated Note Indenture" shall mean the Indenture dated as of December 9, 1993 among the Borrower, certain of its Subsidiaries and First Union National Bank of North Carolina, as trustee, as the same shall, subject to Section 9.24 hereof, be modified and supplemented and in effect from time to time.

                  "1993 Senior Subordinated Notes" shall mean the 10% Senior Subordinated Notes due 2003 issued by the Borrower under the 1993 Senior Subordinated Note Indenture, as the same shall, subject to Section 9.24 hereof, be modified and supplemented and in effect from time to time.

                  "Notes" shall mean the Revolving Credit Notes, the Tranche A Term Loan Notes, the Tranche B Term Loan Notes and the

                                Credit Agreement

Tranche C Term Loan Notes.

                  "Other Acquisition" shall mean (a) the acquisition by the Borrower or any of its Subsidiaries in accordance with the terms hereof of substantially all of the assets (including, without limitation, Broadcast Licenses) of a television or radio station in the United States in a single transaction (i.e., not by means of the acquisition of an option for such assets and the subsequent exercise of such option), (b) (i) the acquisition by the Borrower or any of its Subsidiaries in accordance with the terms hereof of (x) substantially all of the assets (other than Broadcast Licenses and other Property required pursuant to the rules and regulations of the FCC to be sold in connection with the transfer of such Broadcast Licenses) of a television or radio station in the United States and (y) an option to acquire the Broadcast Licenses and such other assets of such television or radio station and (ii) the entering into by the Borrower or any of its Subsidiaries of an agreement contemplated by clause (b) of the definition of "Program Services Agreement" in this Section 1.01 with respect to such station, (c) the consummation of the acquisition of assets by the Borrower or any of its Subsidiaries pursuant to the exercise of an option referred to in the preceding clause (b)(y), together with the termination of the related Program Services Agreement referred to in the preceding clause (b)(ii) and (d) the acquisition of assets or capital stock (or other equity ownership interest) of any Person pursuant to an exchange permitted by Section 9.05(d)(iv)(y) hereof; provided that the term "Other Acquisition" shall not include the River City Non-License Acquisition or any Subject Acquisition. As used in this definition, the acquisition of assets shall be deemed to include reference to the acquisition of the voting capital stock (or other equity ownership interest) of the Person that owns such assets and references to the acquisition and exercise of an option to acquire assets shall be deemed to include the acquisition and exercise of the option to acquire voting capital stock (or other equity ownership interest) of the Person that owns such assets.

                  "Owned Station" shall mean (a) each television or radio station listed in Part A of Schedule IV hereto and (b) any television or radio station the Broadcast Licenses of which become owned by the Borrower or any of its Subsidiaries on or after the date hereof.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

                                Credit Agreement

                  "Permitted Investments" shall mean, for any Person: (a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 90 days from the date of acquisition thereof by such Person; (b) certificates of deposit issued by any bank or trust company organized under the laws of the United States of America or any state thereof and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof by such Person; and (c) commercial paper rated A-2 or better or P-2 or better by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., respectively, maturing not more than 90 days from the date of acquisition thereof by such Person.

                  "Person"  shall  mean any  individual,  corporation,  company, voluntary association, partnership, joint venture, trust, unincorporated organization or government (or any agency, instrumentality or political subdivision thereof).

                  "Plan"   shall  mean  an   employee   benefit  or  other  plan
established or maintained by the Borrower or any ERISA Affiliate and which is covered by Title IV of ERISA, other than a Multiemployer Plan.

                  "Post-Default Interest Condition" shall mean (a) the failure by the Borrower to pay when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise) any principal amount of any Loan, Note or Reimbursement Obligation, (b) the failure by the Borrower to pay when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise) any other amount payable by the Borrower hereunder or under any Note for more than three Business Days or (c) the existence of any other Event of Default.

                  "Post-Default Rate" shall mean a rate per annum equal to the Post-Default Margin (as defined below) plus the Base Rate as in effect from time to time plus the Applicable Margin, provided that, as applied to principal of a Eurodollar Loan, the "Post-Default Rate" shall be the Post-Default Margin plus the interest rate for such Loan as provided in Section 3.02(b) hereof. For purposes of this definition, the "Post-Default Margin" shall mean 2% per annum or, if at the time of determination the Borrower has failed to pay when due (whether at stated maturity, by acceleration, by mandatory prepayment or otherwise) any amount payable by the Borrower hereunder or under any Note and such failure shall be continuing, 5% per annum.

                                Credit Agreement

                  "Preferred Stock" shall mean (a) Preferred Stock issued by the Borrower after the date hereof and on or before June 30, 1997 (i) having an aggregate liquidation preference not exceeding $300,000,000 (excluding the aggregate liquidation preference of the In-Kind Preferred Stock), (ii) providing for a dividend for each share thereof at a rate not exceeding 15% of the liquidation preference of such share, (iii) allowing the Borrower, at its option, with respect to dividends accruing, accreting or accumulating on or before the fifth anniversary of the date of initial issuance of such Preferred Stock, to pay such dividends in lieu of cash by issuing additional shares thereof having an aggregate liquidation preference equal to the amount of such dividends that are payable at the time of issuance of such additional shares (such additional shares being referred to herein as "In-Kind Preferred Stock"),
(iv) which neither the Borrower nor any of its Subsidiaries may be required to repurchase or redeem or make sinking fund payments with respect to at any time or under any circumstances before June 30, 2008, (v) which are convertible into Converted Senior Subordinated Notes as provided in Section 9.07(h) hereof or into the Borrower's Class A Common Stock and (vi) the other terms and conditions of which are satisfactory to the Majority Lenders and (b) any Preferred Stock (the "Replacement Preferred Stock") issued in exchange for the Preferred Stock referred to in the preceding clause (a) or the In-Kind Preferred Stock, provided that such Replacement Preferred Stock shall have the same aggregate liquidation preference as the Preferred Stock for which it is exchanged and satisfy clauses
(ii) through (vi) of the preceding clause (a).

                  "Prepayable Film Contract" shall mean a contract evidencing a Film Obligation in which the amount owed by the Borrower or any of its Subsidiaries under such contract exceeds the remaining value of such contract to the Borrower or such Subsidiary, as reasonably determined by the Borrower.

                  "Prime Rate" shall mean the rate of interest from time to time announced by Chase at its principal office as its prime commercial lending rate.

                  "Program Services Agreements" shall mean (a) the agreements listed in Schedule VIII hereto and (b) any agreement having a term of not less than ten years entered into by the Borrower or any of its Subsidiaries (other than License Subsidiaries) in accordance with Section 9.29 hereof as part of an Other Acquisition relating to a Contract Station or in connection with a disposition of property in accordance with Section 9.05(d)(iii) hereof, pursuant to which agreement the Borrower or any of its Subsidiaries (other than License Subsidiaries) will obtain the right to program and sell

                                Credit Agreement
advertising on a substantial portion of such Contract Station's inventory of broadcast time.

                  "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, and including all Broadcast Licenses.

                  "Quarterly Dates" shall mean the last Business Day of March, June, September and December in each year, the first of which shall be the first such day after the date of this Agreement.

                  "Registered Holder" shall have the meaning assigned to such term in Section 5.07(a)(ii) hereof.

                  "Registered Loan" shall have the meaning assigned to such term in Section 2.07(g) hereof.

                  "Registered Note" shall have the meaning assigned to such term in Section 2.07(g) hereof.

                  "Regulations A, D, G, U and X" shall mean, respectively, Regulations A, D, G, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

                  "Regulatory Change" shall mean, with respect to any Lender, any change after the date of this Agreement in United States Federal, state or foreign law or regulations (including, without limitation, Regulation D) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks including such Lender of or under any United States Federal, state or foreign law or regulations (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any court or governmental or monetary authority charged with the interpretation or administration thereof.

                  "Reimbursement Obligations" shall mean, at any time, the obligations of the Borrower then outstanding, or which may thereafter arise in respect of Letters of Credit, to reimburse amounts paid by the Issuing Bank in respect of any drawings thereunder.

                  "Release" shall mean any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment, including, without limitation, the movement of

                                Credit Agreement

Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

                  "Relevant Corporation" shall have the meaning assigned to such term in Section 7.01(a)(i) hereof.

                  "Reserve Requirement" shall mean, for any Interest Period for any Eurodollar Loan, the average maximum rate at which reserves (including any marginal, supplemental or emergency reserves) are required to be maintained during such Interest Period under Regulation D by member banks of the Federal Reserve System in New York City with deposits exceeding one billion Dollars against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall include any other reserves required to be maintained by such member banks by reason of any Regulatory Change against (a) any category of liabilities which includes deposits by reference to which the Eurodollar Base Rate is to be determined as provided in the definition of "Eurodollar Base Rate" in this
Section 1.01 or (b) any category of extensions of credit or other assets which includes Eurodollar Loans.

                  "Restatement Effective Date" shall mean the date on which the Agent notifies the parties hereto that the conditions to effectiveness set forth in Section 7.01 hereof shall have been satisfied or waived.

                  "Revolving Credit Commitment" shall mean, as to each Revolving Credit Lender, the obligation of such Lender to make Revolving Credit Loans, and to issue or participate in Letters of Credit pursuant to Section 2.10 hereof, in an aggregate principal or face amount at any one time outstanding up to but not exceeding the amount set opposite such Lender's name on Schedule XI hereto or, in the case of a Person that becomes a Revolving Credit Lender pursuant to an assignment permitted by Section 12.06 hereof, as specified in the respective instrument of assignment pursuant to which such assignment is effected (in each case as the same may be reduced at any time or from time to time pursuant to
Section 2.03 hereof). The aggregate amount of Revolving Credit Commitments on the date hereof is $250,000,000.

                  "Revolving Credit Commitment Percentage" shall mean, with respect to any Revolving Credit Lender, the ratio of (a) the amount of the Revolving Credit Commitment of such Revolving Credit Lender to (b) the aggregate amount of the Revolving Credit Commitments of all of the Revolving Credit Lenders. If, at the time of determination of the Revolving Credit Commitment Percentage of any Revolving Credit Lender or Revolving Credit Lenders, the Revolving Credit Commitments have terminated, such determination shall be made upon the basis of the Revolving

                                Credit Agreement

Credit Commitments as in effect immediately prior to such termination.

                  "Revolving Credit Commitment Reduction Dates" shall mean (a) the nineteen consecutive Quarterly Dates beginning on the Quarterly Date falling on or nearest to March 31, 1999 and ending on the Quarterly Date falling on or nearest to September 30, 2003 and (b) the Revolving Credit Commitment Termination Date.

                  "Revolving Credit Commitment Termination Date" shall mean the last Business Day of November, 2003.

                  "Revolving Credit Lenders" shall mean (a) on the date hereof, the Lenders having Revolving Credit Commitments on the signature pages hereof and (b) thereafter, the Lenders from time to time holding Revolving Credit Commitments, Revolving Credit Loans and/or Letter of Credit Liabilities after giving effect to any assignments thereof permitted by Section 12.06 hereof.

                  "Revolving  Credit Loans" shall mean the loans provided for by
Section 2.01(a) hereof, which may be Base Rate Loans and/or Eurodollar Loans.

                  "Revolving Credit Notes" shall mean the promissory notes provided for by Section 2.07(a) hereof and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time. The term "Revolving Credit Notes" shall include any Registered Notes evidencing Revolving Credit Loans executed and delivered pursuant to Section 2.07(g) hereof.

                  "River City" shall mean River City Broadcasting, L.P., a Delaware limited partnership.

                  "River City Acquisition Documents" shall mean the River City Asset Purchase Agreement, the River City Option Agreements, the Baker Employment Agreement, the Baker Stock Option Agreement, the Corporate Employee Stock Option Agreement, the Station Employee Stock Option Agreement and all other agreements and instruments (together with any and all exhibits, annexes and schedules thereto) executed and delivered in connection with the River City Non-License Acquisition.

                  "River City Asset Purchase Agreement" shall mean the Amended and Restated Asset Purchase Agreement dated as of April 10, 1996, as amended and restated as of a date prior to the date hereof, by and between River City, as Seller, and the Borrower, as Buyer, as the same shall be modified and supplemented and in effect from time to time.

                                Credit Agreement

                  "River City Group I License Acquisition" shall mean the acquisition by the Borrower or any of its subsidiaries, upon its exercise of any option granted under the River City Group I Option Agreement, of the "License Assets" referred to in the River City Group I Option Agreement used or held for use by the River City Sellers with respect to a "Station" referred to in the River City Group I Option Agreement and the assumption by the Borrower or such Subsidiary of the "Assumed Liabilities" referred to in the River City Group I Option Agreement with respect to such "Station".

                  "River City License Acquisitions" shall mean each River City Group I License Acquisition and the WSYX Acquisition.

                  "River City Non-License Acquisition" shall mean the occurrence on the Restatement Effective Date of all of the following (a) (i) the transfer by River City to Borrower under the River City Asset Purchase Agreement of the "Station Assets" referred to therein and (ii) the assumption by the Borrower from River City of the "Assumed Liabilities" referred to in the River City Asset Purchase Agreement, (b) the execution and delivery by the Borrower and the River City Sellers of (i) the River City Group I Option Agreement, (ii) the Columbus Option Agreement and (iii) a Program Services Agreement with respect to each "Group I Station" referred to in the River City Group I Option Agreement, (c) the execution and delivery by the Borrower and Barry Baker of the Baker Employment Agreement and (d) the issuance by the Borrower to River City of the Seller Stock.

                  "River City Group I Option Agreement" shall mean the Group I Option Agreement dated as of May 31, 1996 by and between the River City Sellers, as Sellers, and the Borrower, as Option Holder, as the same shall be modified and supplemented and in effect from time to time.

                  "River City Option Agreements" shall mean the River City Group I Option Agreement and the Columbus Option Agreement.

                  "River City Sellers" shall mean River City and River City License Partnership, a Missouri general partnership.

                  "River City Corporate Employees" shall mean the Persons listed in Schedule 2.5(d) to the River City Asset Purchase Agreement.

                  "Security Agreement" shall mean a second amended and restated Security Agreement substantially in the form of Exhibit C hereto between the Obligors and the Agent, as the same shall be modified and supplemented and in effect from time to time.

                                Credit Agreement

                  "Security Documents" shall mean, collectively, the Security Agreement, the Affiliate Guarantee and Security Agreement, the GDC Security
Agreement, the Mortgages, the Mortgage Amendments and all Uniform Commercial Code financing statements required by any of the foregoing Security Documents to be filed with respect to the security interests in personal Property and fixtures created pursuant thereto.

                  "Seller Stock" shall mean (a) the Borrower's Series A Exchangeable Preferred Stock, par value $.01 per share, having a value on the Restatement Effective Date of $115,000,000, issued by the Borrower to River City in connection with the River City Non-License Acquisition and (b) the Borrower's Series B Convertible Preferred Stock, par value $.01 per share, having a value on the Restatement Effective Date of $115,000,000, to be issued by the Borrower to River City in exchange for such Series A Exchangeable Preferred Stock.

                  "Senior Indebtedness" shall mean Total Indebtedness other than Subordinated Indebtedness.

                  "Senior Indebtedness Ratio" shall mean, as at any date, the ratio of (a) Senior Indebtedness outstanding on such date to (b) EBITDA for the period of twelve consecutive full calendar months ending on or most recently ended prior to such date.

                  "Senior Subordinated Note Indentures" shall mean the 1995 Senior Subordinated Note Indenture, the 1993 Senior Subordinated Note Indenture and, after the respective issuances of the Additional Senior Subordinated Notes and the Converted Subordinated Notes, the respective indentures under which the same are issued.

                  "Senior Subordinated Notes" shall mean the 1993 Senior Subordinated Notes, the 1995 Senior Subordinated Notes and, after the respective issuances thereof, the Additional Senior Subordinated Notes and the Converted Subordinated Notes.

                  "Smith Brothers" shall mean Frederick G. Smith, David D. Smith, J. Duncan Smith and Robert E. Smith.

                  "Sports Rights Payments" shall mean, for any period, payments made in cash by the Borrower and its Subsidiaries during such period to sports networks or sports franchises for the rights to broadcast multiple sporting events over a period of time.

                  "Station Employee Stock Option Agreements" shall mean the respective Stock Option Agreements dated as of April 10, 1996 between the Borrower and certain employees of the Borrower and

                                Credit Agreement
its Subsidiaries, providing, among other things, for the right of such employees to acquire, in the aggregate, not more than 400,000 shares of the Borrower's Class A Common Stock on the terms and conditions set forth therein, in each case as the same may be modified and supplemented and in effect from time to time.

                  "Stations" shall mean the Owned Stations and the Contract Stations.

                  "Subject Acquisition" shall have the meaning assigned to such term in Section 9.05(d)(i) hereof.

                  "Subordinated Film Indebtedness" shall mean Film Obligations of the Borrower and its Subsidiaries which are subordinated to the obligations of the Borrower and its Subsidiaries hereunder on terms and conditions, and (except for Film Obligations owing on the date hereof with respect to KSMO-TV and WSTR-TV) the other provisions of which are satisfactory to the Majority Lenders.

                  "Subordinated Indebtedness" shall mean (a) Founders Notes, (b) Indebtedness under the Senior Subordinated Notes, (c) Subordinated Film Indebtedness and (d) guarantees of the Indebtedness under the Senior
Subordinated Notes provided by any Subsidiary Guarantor under the Senior Subordinated Note Indentures.

                  "Subsidiary" shall mean, for any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. "Wholly Owned Subsidiary" shall mean any such corporation, partnership or other entity of which all of such securities or other ownership interests (other than, in the case of a corporation, directors' qualifying shares) are so owned or controlled. Notwithstanding anything contained herein to the contrary, CRESAP shall be deemed to be a Subsidiary of the Borrower or of a Subsidiary of the Borrower for all purposes of this Agreement except that CRESAP shall not be required to be a Subsidiary Guarantor or to grant a security interest in any of its Property.

                                Credit Agreement

                  "Total Indebtedness" shall mean, as at any date, all Indebtedness on such date of the Borrower and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP).

                  "Total Indebtedness Ratio" shall mean, as at any date, the ratio of (a) Total Indebtedness outstanding on such date to (b) EBITDA for the period of twelve consecutive full calendar months ending on or most recently ended prior to such date.

                  "Tranche A Lenders" shall mean (a) on the date hereof, the Lenders having Tranche A Term Loan Commitments on the signature pages hereof and
(b) thereafter, the Lenders from time to time holding Tranche A Term Loans and/or Tranche A Term Loan Commitments after giving effect to any assignments thereof permitted by Section 12.06(b) hereof.

                  "Tranche  A  Principal   Payment  Dates"  shall  mean  the  25
consecutive Quarterly Dates beginning on the Quarterly Date falling on or nearest to December 31, 1996 and ending on the Quarterly Date falling on or nearest to December 31, 2002.

                  "Tranche A Term Loan Commitment" shall mean, as to each Tranche A Lender, the obligation of such Tranche A Lender to make a single Tranche A Term Loan in an aggregate principal amount up to but not exceeding the amount set opposite the name of such Tranche A Lender on Schedule XII hereto (as the same may be reduced from time to time pursuant to Section 2.03). The aggregate principal amount of the Tranche A Term Loan Commitments on the date hereof is $550,000,000.

                  "Tranche A Term Loan Notes" shall mean the promissory notes provided for by Section 2.07(b) hereof and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time. The term "Tranche A Term Loan Notes" shall include any Registered Notes evidencing Tranche A Term Loans executed and delivered pursuant to Section 2.07(g) hereof.

                  "Tranche A Term Loans"  shall mean the loans  provided  for by
Section 2.01(b) hereof, which may be Base Rate Loans and/or Eurodollar Loans.

                  "Tranche B Lenders" shall mean (a) on the date hereof, the Lenders having Tranche B Term Loan Commitments on the signature pages hereof and/or (b) thereafter, the Lenders from time to time holding Tranche B Term Loans and Tranche B Term Loan Commitments after giving effect to any assignments thereof permitted by Section 12.06(b) hereof.

                                Credit Agreement

                  "Tranche B Principal Payment Dates" shall mean (a) the 28 consecutive Quarterly Dates beginning on the Quarterly Date falling on or nearest to December 31, 1996 and ending on the Quarterly Date falling on or nearest to September 30, 2003 and (b) the last Business Day of November, 2003.

                  "Tranche B Term Loan Commitment" shall mean, as to each Tranche B Lender, the obligation of such Tranche B Lender to make a single Tranche B Term Loan in an aggregate principal amount up to but not exceeding the amount set opposite the name of such Tranche B Lender on Schedule XIII hereto (as the same may be reduced from time to time pursuant to Section 2.03). The aggregate principal amount of the Tranche B Term Loan Commitments on the date hereof is $200,000,000.

                  "Tranche B Term Loan Notes" shall mean the promissory notes provided for by Section 2.07(c) hereof and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time. The term "Tranche B Term Loan Notes" shall include any Registered Notes evidencing Tranche B Term Loans executed and delivered pursuant to Section 2.07(g) hereof.

                  "Tranche B Term Loans"  shall mean the loans  provided  for by
Section 2.01(c) hereof, which may be Base Rate Loans and/or Eurodollar Loans.

                  "Tranche C Lenders" shall mean (a) on Tranche C Term Loan Activation Date, the Lenders signatory to the Tranche C Term Loan Activation Notice and (b) thereafter, the Lenders from time to time holding Tranche C Term Loans and/or Tranche C Term Loan Commitments after giving effect to any assignments thereof permitted by Section 12.06(b) hereof.

                  "Tranche C Principal Payment Dates" shall mean (a) the 25 consecutive Quarterly Dates beginning on the Quarterly Date falling on or nearest to September 30, 1997 and ending on the Quarterly Date falling on or nearest to September 30, 2003 and (b) the last Business Day of November, 2003.

                  "Tranche C Term Loan Activation Date" shall mean the date designated as such in the Tranche C Term Loan Activation Notice.

                  "Tranche C Term Loan Activation Notice" shall mean a notice substantially in the form of Exhibit B hereto.

                  "Tranche C Term Loan Commitment" shall mean, as to each Tranche C Lender, on and after the Tranche C Term Loan Activation Date, the obligation of such Tranche C Lender to make one or more

                                Credit Agreement

Tranche C Term Loans in an aggregate principal amount up to but not exceeding the amount set opposite the name of such Tranche C Lender on the Tranche C Term Loan Activation Notice under the caption "Tranche C Term Loan Commitment" or, in the case of a Person that becomes a Tranche C Lender pursuant to an assignment permitted under Section 12.06(b) hereof, as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced from time to time pursuant to Section 2.03). The aggregate principal amount of the Tranche C Term Loan Commitments on the date hereof is zero and shall not exceed $200,000,000.

                  "Tranche C Term Loan Commitment Termination Date" shall mean September 29, 1997.

                  "Tranche C Term Loan Notes" shall mean the promissory notes provided for by Section 2.07(d) hereof and all promissory notes delivered in substitution or exchange therefor, in each case as the same shall be modified and supplemented and in effect from time to time. The term "Tranche C Term Loan Notes" shall include any Registered Notes evidencing Tranche C Term Loans executed and delivered pursuant to Section 2.07(g) hereof.

                  "Tranche C Term Loans"  shall mean the loans  provided  for by
Section 2.01(d) hereof, which may be Base Rate Loans and/or Eurodollar Loans.

                  "Transaction Documents" shall mean the Ancillary Documents and the Basic Documents.

                  "Type"  shall have the meaning  assigned  that term in Section
1.03 hereof.

                  "U.S. Person" shall mean a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under any laws of the United States of America or any State thereof, or any estate or trust that is subject to Federal income taxation regardless of the source of its income.

                  "WDBB" shall mean WDBB-TV, Inc., an Alabama corporation.

                  "WDBB Options" shall mean (a) the option granted by Cecil Heftel to the Borrower to acquire 50% of the issued and outstanding stock of H and P Communications, (b) the option granted by Carl Parmer to the Borrower to acquire 50% of the issued and outstanding stock of H and P Communications, and
(c) the option granted by D&C, L.L.C. to the Borrower to acquire 10% of the issued and outstanding stock of WDBB.

                                Credit Agreement

                  "WFBC-TV"  shall  mean  WFBC-TV,  a  television   broadcasting
station licensed to Greenville and Spartanburg, South Carolina and Asheville, North Carolina and serving the Greenville, Spartanburg and Asheville areas.

                  "Working Investment" shall mean, as at any date of determination thereof and for any Person, the excess of (a) the unpaid face amount of all accounts receivable of such Person as at such date over (b) the sum (determined without duplication) of (i) the unpaid amount of all accounts payable of such Person at such date plus (ii) all accrued expenses of such Person at such date (but excluding from accounts payable and accrued expenses, the current portion of long-term debt and of Film Obligations as well as all accrued interest and taxes).

                  "WPTT" shall mean WPTT, Inc., a Maryland corporation.

                  "WPTT Conversion Option" shall mean the Option Agreement dated as of August 30, 1991 between WPTT and the Borrower (as successor by merger to Commercial Radio Institute, Inc.), as the same may be modified and supplemented and in effect from time to time.

                  "WPTT Convertible Debenture" shall mean the WPTT, Inc. 20-Year Eight and One-Half Percent (8.5%) Convertible Subordinate Debenture Due 2011 dated August 30, 1991, payable by WPTT to the Borrower (as successor by merger to Commercial Radio Institute, Inc.) in the original principal amount of $1,000,000.

                  "WSTR  Note"  shall  mean  the  Amended  and   Restated   8.5%
Subordinated Promissory Note originally issued as of November 6, 1989 and amended and restated as of June 25, 1992 in the original principal amount of $6,000,000 payable by Cincinnati TV 64 to United Cable Television Financing Corporation, as the same shall be amended and supplemented and in effect from time to time.

                  "WSTR Option" shall mean the Option Agreement dated as of May 24, 1994 between Cincinnati TV 64 and the Borrower or any of its Subsidiaries (as assignee of the Smith Brothers) providing for the grant by Cincinnati TV 64 to the Borrower or such Subsidiary of an option to acquire the Properties relating to WSTR-TV referred to therein as "Station Assets" and to assume the liabilities relating to WSTR-TV referred to therein as "Assumed Liabilities", as the same may be modified and supplemented and in effect from time to time.

                  "WSTR-TV"  shall  mean  WSTR-TV,  a  television   broadcasting
station licensed to Cincinnati, Ohio and serving the Cincinnati area.

                                Credit Agreement

                  "WSYX Acquisition" shall mean, with respect the "Columbus Station" referred to in the Columbus Option Agreement, the acquisition by the Borrower or any of its Subsidiaries, upon its exercise of the option granted under the Columbus Option Agreement with respect to the Columbus Station, of the "Columbus Station Assets" referred to in the Columbus Option Agreement used or held for use by the River City Sellers with respect to the Columbus Station and the assumption by the Borrower or such Subsidiary of the "Assumed Liabilities" referred to in the Columbus Option Agreement with respect to the Columbus Station, all in accordance with terms and conditions of the Columbus Option Agreement and shall include, if no Default has occurred and is continuing at the time of the making of the payment thereof, (a) the payment by the Borrower or such Subsidiary of WSYX Option Extension Payments and (b) the payment of the WSYX Sale Price Differential.

                  "WSYX Option Extension Payments" shall mean each "Option Extension Fee" payable by the Borrower or any of its Subsidiaries under Section 2.1(b) of the Columbus Option Agreement.

                  "WSYX Sale Price Differential" shall mean the amount payable by the Borrower or any of its Subsidiaries under Section 11.1.C(b) of the Columbus Option Agreement.

                  "WTTE-TV"  shall  mean  WTTE-TV,   Channel  28,  a  television
broadcasting station, licensed to Columbus, Ohio and serving the Columbus area.

                  "WYZZ Acquisition" shall mean the acquisition by the Borrower or any of its Subsidiaries in accordance with the terms hereof of substantially all of the assets (including, without limitation, the Broadcast Licenses) relating to WYZZ-TV, a television broadcast station licensed to Peoria/Bloomington, Illinois and serving the Peoria/Bloomington area.

                  1.02  Accounting Terms and Determinations.

                  (a) Except as otherwise expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Lenders hereunder shall (unless otherwise disclosed to the Lenders in writing at the time of delivery thereof in the manner described in subsection
(b) below) be prepared, in accordance with generally accepted accounting principles applied on a basis consistent with that used in the preparation of the latest financial statements furnished to the Lenders hereunder (which, prior to the first financial statements delivered under Section 9.01 hereof, shall

                                Credit Agreement
mean the financial statements referred to in Section 8.02 hereof). All calculations made for the purposes of determining compliance with the terms of this Agreement shall (except as otherwise expressly provided herein) be made by application of generally accepted accounting principles applied on a basis consistent with that used in the preparation of the annual or quarterly financial statements furnished to the Lenders pursuant to Section 9.01 hereof (or, prior to the first financial statements delivered under Section 9.01 hereof, used in the preparation of the financial statements referred to in
Section 8.02 hereof) unless (i) the Borrower shall have objected to determining such compliance on such basis at the time of delivery of such financial statements or (ii) the Majority Lenders shall so object in writing within 30 days after delivery of such financial statements, in either of which events such calculations shall be made on a basis consistent with those used in the preparation of the latest financial statements as to which such objection shall not have been made (which, if objection is made in respect of the first financial statements delivered under Section 9.01 hereof, shall mean the financial statements referred to in Section 8.02 hereof).

                  (b) The Borrower shall deliver to the Lenders at the same time as the delivery of any annual or quarterly financial statement under Section
9.01 hereof a description in reasonable detail of any material variation between the application of accounting principles employed in the preparation of such statement and the application of accounting principles employed in the preparation of the next preceding annual or quarterly financial statements as to which no objection has been made in accordance with the last sentence of subsection (a) above, and reasonable estimates of the difference between such statements arising as a consequence thereof.

                  (c) To enable the ready and consistent determination of compliance with the covenants set forth in Section 9 hereof, the Borrower will not change the last day of its fiscal year from December 31 of each year, or the last days of the first three fiscal quarters in each of its fiscal years from March 31, June 30 and September 30 of each year, respectively.

                  (d) Except as expressly provided herein, all calculations made with respect to any period during which an Acquisition is consummated shall be calculated on a pro forma basis as if such Acquisition had been consummated on the first day of such period and as if any Indebtedness incurred or assumed in connection with such Acquisition were outstanding throughout such period, using such reasonable estimates and pro forma adjustments effected in accordance with generally accepted

                                Credit Agreement
accounting principles as the Borrower shall propose and the Agent and at least one Managing Agent shall approve.

                  1.03  Classes  and  Types  of  Loans.   Loans   hereunder  are
distinguished by "Class" and by "Type". The "Class" of a Loan (or of a Commitment to make a Loan) refers to whether such Loan is (a) a Revolving Credit Loan, (b) a Tranche A Term Loan, (c) a Tranche B Term Loan or (d) a Tranche C Term Loan, each of which constitutes a Class. The "Type" of a Loan refers to whether such Loan is a Base Rate Loan or a Eurodollar Loan, each of which constitutes a Type. Loans may be identified by both Class and Type.

                  1.04 References to Date. All references herein to "the date hereof" and "the date of this Agreement", and similar references, shall mean May 31, 1996.

                  Section 2.  Commitments.

                  2.01  Loans.

                  (a) Revolving Credit Loans. Each Revolving Credit Lender severally agrees, on the terms and conditions of this Agreement, to make loans to the Borrower in Dollars during the period from and including the Restatement Effective Date to but excluding the Revolving Credit Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of the Revolving Credit Commitment of such Revolving Credit Lender as in effect from time to time minus the aggregate amount of such Revolving Credit Lender's Letter of Credit Liabilities; provided that there shall remain unused Revolving Credit Commitments in an aggregate amount of not less than $15,000,000 until the date that one (but not both) of KSMO- TV and WSTR-TV become Owned Stations pursuant to the exercise of the KSMO Option or the WSTR Option, as the case may be, and thereafter there shall remain unused Revolving Credit Commitments in an aggregate amount of not less than $7,500,000 until the date that both of KSMO-TV and WSTR-TV have become Owned Stations pursuant to the exercise of the KSMO Option and the WSTR Option. Subject to the terms and conditions of this Agreement, during such period the Borrower may borrow, repay and reborrow the amount of the Revolving Credit Commitments by means of Base Rate Loans and Eurodollar Loans and may Convert Revolving Credit Loans of one Type into Revolving Credit Loans of another Type (as provided in Section 2.08 hereof) or Continue Revolving Credit Loans of one Type as Revolving Credit Loans of the same Type (as provided in Section 2.08 hereof).

                  (b)      Tranche A Term Loans.

                                Credit Agreement

                  (i) On the Restatement Effective Date, (x) each Tranche A Lender severally agrees, on the terms and conditions of this Agreement, to make a single term loan to the Borrower in Dollars on the Restatement Effective Date in a principal amount equal to the amount of the Tranche A Term Loan Commitment of such Tranche A Lender, (y) the Borrower shall borrow such loans and use the proceeds thereof (A) first, immediately to prepay in full the principal amount of the Existing Facility B Revolving Credit Loans then outstanding, (B) second, to pay all accrued and unpaid interest on the Existing Facility B Revolving Credit Loans so prepaid and any amounts payable under
         Section 5.05 of the Existing Credit Agreement in connection with such prepayment and (C) third, for other uses permitted by Section 9.21 hereof.

             (ii) After the Restatement Effective Date, subject to the terms and conditions of this Agreement, the Borrower may Convert Tranche A Term Loans of one Type into Tranche A Term Loans of another Type (as provided in Section 2.08 hereof) or Continue Tranche A Term Loans of one Type as Tranche A Term Loans of the same Type (as provided in Section 2.08 hereof). Tranche A Term Loans that are prepaid may not be reborrowed.

                  (c) Tranche B Term Loans. Each Tranche B Lender severally agrees, on the terms and conditions of this Agreement, to make a single term loan to the Borrower in Dollars on the Restatement Effective Date in a principal amount equal to the amount of the Tranche B Term Loan Commitment of such Tranche B Lender. Thereafter, subject to the terms and conditions of this Agreement, the Borrower may Convert Tranche B Term Loans of one Type into Tranche B Term Loans of another Type (as provided in Section 2.08 hereof) or Continue Tranche B Term Loans of one Type as Tranche B Term Loans of the same Type (as provided in Section 2.08 hereof). Tranche B Term Loans that are prepaid may not be reborrowed.

                  (d) Tranche C Term Loans. The Borrower and all or certain of the Lenders may, with the consent of the Agent, at any one time during the period from and including the Restatement Effective Date to but excluding the Tranche C Term Loan Commitment Termination Date agree that such Lenders shall become Tranche C Lenders by executing and delivering to the Agent a Tranche C Term Loan Activation Notice specifying the respective Tranche C Term Loan Commitments of the Tranche C Lenders, the Tranche C Term Loan Activation Date, the rate of commitment fee, if any, payable by the Borrower in respect of the Tranche C Term Loan Commitments, the Applicable Margin for Tranche C Term Loans and otherwise duly completed. Each Tranche C Lender severally

                                Credit Agreement
agrees, on the terms and conditions of this Agreement, to make one or more term loans to the Borrower in Dollars during the period from and including the Tranche C Term Loan Activation Date to but excluding the Tranche C Term Loan Commitment Termination Date in an aggregate principal amount up to but not exceeding the amount of the Tranche C Term Loan Commitment of such Tranche C Lender as in effect from time to time, provided that in no event shall the proceeds of the Tranche C Term Loans be used for any purpose other than to finance the consummation of the WSYX Acquisition and Other Acquisitions and transaction expenses in connection therewith. Thereafter, subject to the terms and conditions of this Agreement, the Borrower may Convert Tranche C Term Loans of one Type into Tranche C Term Loans of another Type (as provided in Section
2.08 hereof) or Continue Tranche C Term Loans of one Type as Tranche C Term Loans of the same Type (as provided in Section 2.08 hereof). Tranche C Term Loans that are prepaid may not be reborrowed. Nothing in this Section 2.01(d) shall be construed to obligate any Lender to execute a Tranche C Term Loan Activation Notice.

                  (e) Limitation on Eurodollar Loans. No more than ten separate interest periods in respect of Eurodollar Loans of a Class may be outstanding at any one time, provided that prior to June 30, 1996, or such earlier date agreed to in writing by the Agent, all Eurodollar Loans of any Class must have an Interest Period of one month's duration and be coterminous with the Interest Periods of all other Eurodollar Loans of such Class, and, to the extent that prior to such date a Eurodollar Loan would not satisfy such conditions, such Loan shall be made as or Converted into a Base Rate Loan.

                  2.02 Borrowings. The Borrower shall give the Agent notice of each borrowing hereunder as provided in Section 4.05 hereof. Not later than 1:00 p.m. New York time on the date specified for each borrowing hereunder, each Lender shall make available the amount of the Loan or Loans to be made by it on such date to the Agent, at an account designated by the Agent, in immediately available funds, for account of the Borrower. The amount so received by the Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by depositing the same, in immediately available funds, in an account of the Borrower maintained with Chase at its principal office designated by the Borrower.

                  2.03  Changes of Commitments.

                  (a) The aggregate amount of the Revolving Credit Commitments shall be automatically reduced to zero at the close of business on the Revolving Credit Commitment Termination Date. In addition, the aggregate amount of the Revolving Credit

                                Credit Agreement

Commitments shall be automatically reduced at the opening of business on each Revolving Credit Commitment Reduction Date set forth in column (A) below to the amount (subject to reduction pursuant to paragraph (d) below) set forth in column (B) below opposite such Revolving Credit Commitment Reduction Date:

                   (A)                                         (B)
       Revolving Credit Commitment                 Revolving Credit Commitment
       Reduction Date Falling on or                 Reduced to the Following
               Nearest to:                                Amounts ($):
               -----------                                ------------
           March 31, 1999                                 $243,750,000
           June 30, 1999                                  $237,500,000
           September 30, 1999                             $231,250,000
           December 31, 1999                              $225,000,000
           March 31, 2000                                 $218,750,000
           June 30, 2000                                  $212,500,000
           September 30, 2000                             $206,250,000
           December 31, 2000                              $200,000,000
           March 31, 2001                                 $190,625,000
           June 30, 2001                                  $181,250,000
           September 30, 2001                             $171,875,000
           December 31, 2001                              $162,500,000
           March 31, 2002                                 $153,125,000
           June 30, 2002                                  $143,750,000
           September 30, 2002                             $134,375,000
           December 31, 2002                              $125,000,000
           March 31, 2003                                 $ 93,750,000
           June 30, 2003                                  $ 62,500,000
           September 30, 2003                             $ 31,250,000
           November 30, 2003                              $          0

                  (b) The Borrower shall have the right at any time or from time to time (i) to terminate or to reduce the aggregate unused amount of the Tranche A Term Loan Commitments, the Tranche B Term Loan Commitments or the Tranche C Term Loan Commitments, (ii) so long as no Revolving Credit Loans or Letter of Credit Liabilities are outstanding, to terminate the Revolving Credit Commitments and (iii) to reduce the aggregate unused amount of

                                Credit Agreement
the Revolving Credit Commitments (for which purpose use of the Revolving Credit Commitments shall be deemed to include Letter of Credit Liabilities); provided that (i) the Borrower shall give notice of each such termination or reduction as provided in Section 4.05 hereof and (ii) each partial reduction shall be in an aggregate amount at least equal to $5,000,000 and in integral multiples of $1,000,000 in excess thereof.

                  (c) The Commitments shall automatically  reduce as provided in
Section 2.09 hereof.

                  (d) Each reduction in the aggregate amount of the Revolving Credit Commitments pursuant to paragraph (b) above, or pursuant to Section 2.09 hereof, on any date shall result in an automatic and simultaneous reduction (but not below zero) in the aggregate amount of the Revolving Credit Commitments for each Revolving Credit Commitment Reduction Date (as reflected in column (B) at the end of paragraph (a) above) after such date in an amount equal to the amount of such reduction.

                  (e)  The   aggregate   amount  of  the  Tranche  A  Term  Loan
Commitments shall be automatically reduced to zero at the close of business on the Restatement Effective Date.

                  (f)  The   aggregate   amount  of  the  Tranche  B  Term  Loan
Commitments shall be automatically reduced to zero at the close of business on the Restatement Effective Date.

                  (g)  The   aggregate   amount  of  the  Tranche  C  Term  Loan
Commitments shall be automatically reduced to zero at the close of business on the Tranche C Term Loan Commitment Termination Date.

                  (h) The Commitments once terminated or reduced may not be reinstated.

                  2.04  Commitment Fees.

                  (a) The Borrower shall pay to the Agent for account of each Revolving Credit Lender a commitment fee on the daily average unused amount of such Revolving Credit Lender's Revolving Credit Commitment (for which purpose the aggregate amount of any Letter of Credit Liabilities shall be deemed to be a pro rata (based on the Revolving Credit Commitments) use of each Revolving Credit Lender's Revolving Credit Commitment), for the period from and including the date of this Agreement to but not including the earlier of the date such Revolving Credit Commitment is terminated and the Revolving Credit Commitment Termination Date, at a rate per annum equal to Applicable Commitment Fee Rate.

                                Credit Agreement

                  (b) The Borrower shall pay to the Agent for account of each Tranche C Lender a commitment fee on the daily average unused amount of such Tranche C Lender's Tranche C Term Loan Commitment, for the period from and including the Tranche C Term Loan Activation Date to but not including the earlier of the date such Tranche C Term Loan Commitment is terminated and the Tranche C Term Loan Commitment Termination Date, at a rate per annum equal to a rate agreed to by the Borrower and the Tranche C Lenders and specified in the Tranche C Term Loan Activation Notice.

                  (c) Accrued commitment fee shall be payable on each Quarterly Date and on the earlier of the date the relevant Commitment is terminated and either the Revolving Credit Commitment Termination Date or the Tranche C Term Loan Commitment Termination Date, as the case may be.

                  2.05 Lending Offices. The Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

                  2.06 Several Obligations; Remedies Independent. The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but (a) neither any Lender nor the Agent shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender and
(b) no Lender shall have an obligation to any other Lender in respect of its obligation to make any Loan hereunder. The amounts payable by the Borrower to each Lender at any time hereunder and under the Note(s) payable to such Lender shall be a separate and independent debt and such Lender shall be entitled to protect and enforce its rights arising out of this Agreement and such Note(s), and it shall not be necessary for any other Lender or the Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.

                  2.07  Notes.

                  (a) The Revolving Credit Loans (other than Registered Loans) made by each Revolving Credit Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit A-1 hereto, dated the date hereof, payable to such Revolving Credit Lender in a principal amount equal to the amount of its Revolving Credit Commitment as originally in effect and otherwise duly completed.

                  (b) The Tranche A Term Loan (other than Registered Loans) made by each Tranche A Lender shall be evidenced by a single promissory note of the Borrower substantially in the form

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
of Exhibit A-2 hereto, dated the date hereof, payable to such Tranche A Lender in a principal amount equal to the original amount of its Tranche A Term Loan Commitment and otherwise duly completed.

                  (c) The Tranche B Term Loan (other than Registered Loans) made by each Tranche B Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit A-3 hereto, dated the date hereof, payable to such Tranche B Lender in a principal amount equal to the original amount of its Tranche B Term Loan Commitment and otherwise duly completed.

                  (d) The Tranche C Term Loans (other than Registered Loans) made by each Tranche C Lender shall be evidenced by a single promissory note of the Borrower substantially in the form of Exhibit A-4 hereto, dated the Tranche C Term Loan Activation Date, payable to such Tranche C Lender in a principal amount equal to the original amount of its Tranche C Term Loan Commitment and otherwise duly completed.

                  (e) The date, amount, Type, interest rate, and duration of Interest Period (if applicable) of each Loan made by each Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by such Lender on its books and, prior to any transfer of the Note evidencing such Loan, endorsed by such Lender on the schedule attached to such Note or any continuation thereof; provided that the failure of such Lender to make any such recordation (or any error in making any such recordation) or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing hereunder or under such Note in respect of such Loans.

                  (f) No Lender shall be entitled to have its Notes substituted or exchanged for any reason, or subdivided for promissory notes of lesser denominations, except in connection with a permitted assignment of all or any portion of such Lender's relevant Commitment(s), Loan(s) or Note(s) pursuant to
Section 12.06(b) hereof and except as provided in clause (g) below (and, if requested by any Lender, the Borrower agrees to so exchange any Note).

                  (g) Notwithstanding the foregoing, any Lender that is not a U.S. Person and is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code may request the Borrower (through the Agent), and the Borrower agrees thereupon, to record on the Register referred to in Section 12.06(g) hereof any Loans of any Class held by such Lender under this Agreement. Loans recorded on the Register ("Registered Loans") may not be

                                Credit Agreement
evidenced by promissory notes other than Registered Notes as defined below and, upon the registration of any Loan, any promissory note (other than a Registered
Note) evidencing the same shall be null and void and shall be returned to the Borrower. The Borrower agrees, at the request of any Lender that is the holder of Registered Loans, to execute and deliver to such Lender a promissory note in registered form to evidence each such Registered Loan (i.e. containing the optional registered note language as indicated in Exhibits A-1, A-2, A-3 or A-4 hereto, as the case may be) and registered as provided in Section 12.06(g) hereof (herein, a "Registered Note"), dated (i) the date hereof if such promissory note evidences Loans of any Class other than Tranche C Term Loans or
(ii) the Tranche C Term Loan Activation Date if such promissory note evidences Tranche C Term Loans, in each case payable to such Lender and otherwise duly completed. A Loan once recorded on the Register may not be removed from the Register so long as it remains outstanding and a Registered Note may not be exchanged for a promissory note that is not a Registered Note.

                  2.08 Optional  Prepayments and Conversions or Continuations of
                       ---------------------------------------------------------
Loans.
- -----

                  (a) Subject to Section 4.04(a) hereof, the Borrower shall have the right to prepay Loans, or to Convert Loans of one Type into Loans of another Type or Continue Loans of one Type as Loans of the same Type, at any time or from time to time, provided that: (i) the Borrower shall give the Agent notice of each such prepayment, Conversion or Continuation as provided in Section 4.05 hereof (and, upon the date specified in any such notice of prepayment, the amount to be prepaid shall become due and payable hereunder); (ii) Eurodollar Loans may be prepaid or Converted only on the last day of an Interest Period for such Loans; and (iii) prepayments of Tranche A Term Loans, Tranche B Terms Loans or Tranche C Term Loans under this Section 2.08(a) shall be applied to each of such Classes of Loans (x) as between such Classes of Loans, pro rata in accordance with the respective aggregate principal amounts thereof outstanding on the date of prepayment and (y) as within such Classes of Loans, to the respective installments thereof in the inverse order of their maturities.

                  (b) Notwithstanding anything contained herein to the contrary, and without limiting the rights and remedies of the Lenders under Section 10 hereof, in the event that any Event of Default shall have occurred and be continuing, the Agent may (and at the request of the Majority Lenders shall) suspend the right of the Borrower to Convert any Loan into a Eurodollar Loan, or to Continue any Loan as a Eurodollar Loan, in which event all Loans shall be Converted (on the last day(s) of the respective Interest

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

Periods therefor) or Continued, as the case may be, as Base Rate Loans.

                  2.09 Mandatory Prepayments and Reductions of Commitments.
                       ---------------------------------------------------
                  (a) Casualty Events. Upon the date 90 days following the receipt by the Borrower of the proceeds of insurance, condemnation award or other compensation in respect of any Casualty Event affecting any Property of the Borrower or any of its Subsidiaries or any Contract Station (or upon such earlier date as the Borrower or such Subsidiary of the Borrower shall have determined not to repair or replace the Property affected by such Casualty Event), the Borrower shall prepay the Loans (and/or provide cover for Letter of Credit Liabilities as specified in clause (f) below), and the Commitments shall be subject to automatic reduction, in an aggregate amount, if any, equal to 100% of the Net Available Proceeds of such Casualty Event not theretofore applied to the repair or replacement of such Property, such prepayment and reduction to be effected in each case in the manner and to the extent specified in clause (e) of this Section 2.09. Notwithstanding the foregoing, in the event that a Casualty Event shall occur with respect to Property covered by the Mortgage(s), the Borrower shall prepay the Loans (and/or provide cover for Letter of Credit Liabilities as specified in clause (f) below), and the Commitments shall be subject to automatic reduction, on the dates, and in the amounts of the required prepayments, specified in the Mortgage(s), if any. Nothing in this clause (a) shall be deemed to limit any obligation of the Borrower or any of its Subsidiaries pursuant to any of the Security Documents to remit to a collateral or similar account maintained by the Agent pursuant to any of the Security Documents (including, without limitation, the Collateral Account) the proceeds of insurance, condemnation award or other compensation received in respect of any Casualty Event.

                  (b)  Issuance of Equity or Debt.
                       --------------------------
                  (i) Upon any Equity Issuance by the Borrower permitted hereunder (other than the issuance by the Borrower of the Preferred Stock or the In-Kind Preferred Stock, the conversion of the Preferred Stock or the In-Kind Preferred Stock into the Borrower's Class A Common Stock and any Equity Issuance made pursuant to the Columbus Option Agreement), the Borrower shall prepay the Loans (and/or provide cover for Letter of Credit Liabilities as specified in clause (f) below), and the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 80% of such portion of the Net Available Proceeds thereof not applied as permitted by Section 9.26(c)(iii)(x),
         (y) and (z)

                                Credit Agreement
         hereof, such prepayment and reduction to be effected in each case in the manner and to the extent specified in clause (e) of this Section 2.09.

             (ii) Upon the issuance by the Borrower of the Preferred Stock, the Borrower shall prepay the Revolving Credit Loans (and/or provide cover for Letter of Credit Liabilities as specified in clause (f) below) (but the Revolving Credit Commitments shall not be subject to automatic reduction) in an aggregate amount equal to the Net Available Proceeds thereof.

             (iii) Upon the issuance of any Additional Senior Subordinated Notes, the Borrower shall prepay the Loans (and/or provide cover for Letter of Credit Liabilities as specified in clause (f) below), and the Commitments shall be subject to automatic reduction, in an aggregate amount equal to such portion of 100% of the Net Available Proceeds thereof not applied as permitted by Section 9.07(c)(v)(x) hereof (the "Available Prepayment Amount"), such prepayment and reduction to be effected in the manner and to the extent specified in clause (e) of this Section 2.09.

                  (c) Excess Cash Flow. Not later than the date 110 days after the end of each fiscal year of the Borrower that ends in 1996 or thereafter, the Borrower shall prepay the Loans (and/or provide cover for Letter of Credit Liabilities as specified in clause (f) below), and Commitments shall be subject to automatic reduction, in an aggregate amount equal to the excess of (i) 66-2/3% of Excess Cash Flow (as reported upon by independent certified public accountants of recognized national standing on or before said date) for such fiscal year (or in the case of the fiscal year of the Borrower that ends in 1996, for the third and fourth fiscal quarters of such fiscal year) over (ii) the sum of (x) the aggregate amount of prepayments of Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans made during such fiscal year (or such fiscal quarters, as the case may be) pursuant to Section 2.08 hereof plus
(y) (if the Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans shall have been paid or prepaid in full during such fiscal year) the aggregate amount of the reductions of the Revolving Credit Commitments made during such calendar year pursuant to Section 2.03(b) hereof, such prepayment and reduction to be effected in each case in the manner and to the extent specified in clause
(e) of this Section 2.09.

                  (d) Sale of Assets. Without limiting the obligation of the Borrower to obtain the consent of the Majority Lenders pursuant to Section 9.05 hereof to any Disposition not otherwise permitted hereunder, in the event that the Net Available Proceeds

                                Credit Agreement
of any Disposition (herein, the "Current Disposition"), and of all prior Dispositions as to which a prepayment has not yet been made under this Section 2.09(d), but in all events excluding Excluded Net Available Proceeds (as defined below), shall exceed $1,000,000 then, no later than five Business Days prior to the occurrence of the Current Disposition, the Borrower will deliver to the Lenders a statement, certified by a senior financial officer of the Borrower, in form and detail satisfactory to the Agent, of the amount of the Net Available Proceeds of the Current Disposition and of all such prior Dispositions and, concurrently with the consummation of the Current Disposition, will prepay the Loans (and/or provide cover for Letter of Credit Liabilities as specified in clause (f) below), and the Commitments shall be subject to automatic reduction, in an aggregate amount equal to 100% of the Net Available Proceeds of the Current Disposition and such prior Dispositions, such prepayment and reduction to be effected in each case in the manner and to the extent specified in clause
(e) of this Section 2.09. For purposes of this Section 2.09(d) "Excluded Net Available Proceeds" shall mean (without duplication) (i) the first $250,000 of Net Available Proceeds from Dispositions received by the Borrower and its Subsidiaries in each of the Borrower's fiscal years, (ii) the proceeds of any Disposition of the WSTR Note and (iii) the Net Available Proceeds of any Disposition made pursuant to Section 9.05(d)(iv)(x) if, within twelve months following the receipt by the Borrower or any of its Subsidiaries of such Net
Available Proceeds, (x) the Borrower or any of its Subsidiaries shall have entered into one or more acquisition agreements providing for the Acquisition by the Borrower or any of its Subsidiaries of one or more radio broadcasting stations as permitted hereby and (y) the transfer of control to the Borrower or any of its Subsidiaries of the Broadcast Licenses relating to such radio broadcasting stations shall have been approved by Initial FCC Orders; provided that if (A) the cash purchase price payable by the Borrower or any such Subsidiary in connection with all such Acquisitions shall be less than the amount of such Net Available Proceeds or (B) any such Acquisition shall fail to have been consummated by reason of (1) the relevant Initial FCC Order having been revoked, rescinded, cancelled or otherwise ceasing to be in full force and effect for any reason, (2) the relevant acquisition agreement having expired, been terminated or cancelled, or otherwise ceasing to be in full force and effect for any reason or (3) the failure of the Borrower or any of its Subsidiaries to consummate any such Acquisition not later than 30 days after the transfer of control to the Borrower or such Subsidiary of the Broadcast Licenses relating to the relevant radio broadcasting station having been approved by a Final FCC Order, then the Borrower shall, promptly upon the execution of all such agreements (in the case of the foregoing clause (A)) or upon such failure (in the case of the foregoing clause (B)), prepay Loans (and/or provide cover for

                                Credit Agreement

Letter of Credit Liabilities as specified in clause (f) below) and reduce the Commitments in the manner and to the extent specified in clause (e) below in an aggregate amount equal to the excess of such Net Available Proceeds over the aggregate amount of such cash purchase prices (in the case of the foregoing clause (A)) or the amount of the cash purchase price for such failed Acquisition (in the case of the foregoing clause (B)).

                  (e) Application. Any amount (the "Applicable Amount") required to be applied to prepay Loans or reduce Commitments as provided in the foregoing clauses of this Section 2.09 shall be effected (except as expressly set forth above) as follows:

              (i) first, the Borrower shall prepay the Tranche A Term Loans, Tranche B Term Loans and Tranche C Term Loans in an aggregate amount equal to the Applicable Amount, such prepayment to be applied (x) as between such Classes of Loans, pro rata in accordance with the respective aggregate principal amounts thereof outstanding on the date of prepayment (as calculated after giving effect to all other payments and prepayments of principal of such Loans on such date) and (y) as within each such Class of Loans, to the respective installments thereof in the inverse order of their maturities;

             (ii) second, the Tranche C Term Loan Commitments shall be automatically reduced by an amount equal to any excess of the Applicable Amount over the aggregate principal amount of Loans prepaid pursuant to the foregoing clause (i); and

            (iii) third, the Revolving Credit Commitments shall be automatically reduced by an amount equal to any excess of the Applicable Amount over the aggregate principal amount of Loans prepaid and Commitments reduced pursuant to the foregoing clauses (i) and (ii), and to the extent that, after giving effect to such reduction, the aggregate principal amount of Revolving Credit Loans, together with the aggregate amount of all Letter of Credit Liabilities, would exceed the Revolving Credit Commitments, the Borrower shall, first, prepay Revolving Credit Loans and, second, provide cover for Letter of Credit Liabilities as specified in clause (f) below, in an aggregate amount equal to such excess.

                  (f) Cover for Letter of Credit Liabilities. In the event that the Borrower shall be required pursuant to this Section 2.09 or Section 3.01(a) hereof to provide cover for Letter of Credit Liabilities, the Borrower shall effect the same by paying to the Agent immediately available funds in an amount equal to the required amount, which funds shall be retained by

                                Credit Agreement
the Agent in the Collateral Account (as provided therein as collateral security for the Letter of Credit Liabilities) until such time as the Letters of Credit shall have been terminated and all of the Letter of Credit Liabilities paid in full.

                  2.10 Issuance of Letters of Credit. Subject to the terms and conditions of this Agreement, the Revolving Credit Commitments may be utilized prior to the Revolving Credit Commitment Termination Date, upon the request of the Borrower, in addition to the Revolving Credit Loans provided for by Section 2.01(a) hereof, by the issuance by the Issuing Bank of letters of credit (each, a "Letter of Credit") for account of the Borrower or any of its Subsidiaries (as specified by the Borrower), provided that in no event shall (i) the aggregate amount of all Letter of Credit Liabilities, together with the aggregate principal amount of the Revolving Credit Loans, exceed the aggregate amount of the Revolving Credit Commitments as in effect from time to time, (ii) the outstanding aggregate amount of all Letter of Credit Liabilities exceed $50,000,000 and (iii) the expiration date of any Letter of Credit extend beyond the Revolving Credit Commitment Termination Date. The following additional provisions shall apply to Letters of Credit:

                  (a) The Borrower shall give the Agent at least five Business Days' irrevocable prior notice (effective upon receipt) specifying the Business Day (which shall be no later than 30 days preceding the Revolving Credit Commitment Termination Date) on which each Letter of Credit is to be issued and the account party or parties therefor and describing in reasonable detail the proposed terms of such Letter of Credit (including the beneficiary thereof) and the nature of the transactions or obligations proposed to be supported thereby (including whether such Letter of Credit is to be a commercial letter of credit or a standby letter of credit). Upon receipt of any such notice, the Agent shall advise the Issuing Bank of the contents thereof.

                  (b) On each day during the period commencing with the issuance by the Issuing Bank of such Letter of Credit and until such Letter of Credit shall have expired or been terminated, the Revolving Credit Commitment of each Revolving Credit Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to such Revolving Credit Lender's Revolving Credit Commitment Percentage of the then undrawn face amount of such Letter of Credit. Each Revolving Credit Lender (other than the Issuing Bank) agrees that, upon the issuance of any Letter of Credit hereunder, it shall automatically acquire a participation in the Issuing Bank's liability under such Letter of Credit in an amount equal to such Revolving Credit

                                Credit Agreement

         Lender's Revolving Credit Commitment Percentage of such liability, and each Revolving Credit Lender (other than the Issuing Bank) thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to the Issuing Bank to pay and discharge when due, its Revolving Credit Commitment Percentage of the Issuing Bank's liability under such Letter of Credit.

                  (c) Upon receipt from the beneficiary of any Letter of Credit of any demand for payment under such Letter of Credit, the Issuing Bank shall promptly notify the Borrower (through the Agent) of the amount to be paid by the Issuing Bank as a result of such demand and the date on which payment is to be made by the Issuing Bank to such beneficiary in respect of such demand. Notwithstanding the identity of the account party of any Letter of Credit, the Borrower hereby unconditionally agrees to pay and reimburse the Agent for account of the Issuing Bank for the amount of each demand for payment under such Letter of Credit at or prior to the date on which payment is to be made by the Issuing Bank to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind.

                  (d) Forthwith upon its receipt of a notice referred to in clause (c) of this Section 2.10, the Borrower shall advise the Agent whether or not the Borrower intends to borrow hereunder to finance its obligation to reimburse the Issuing Bank for the amount of the related demand for payment and, if it does, submit a notice of such borrowing as provided in Section 4.05 hereof. In the event that the Borrower fails to so advise the Agent, or if the Borrower fails to reimburse the Issuing Bank for a payment under a Letter of Credit by the date of such payment, the Agent shall give each Revolving Credit Lender prompt notice of the amount of the demand for payment, specifying such Revolving Credit Lender's Revolving Credit Commitment Percentage of the amount of the related demand for payment.

                  (e) Each Revolving Credit Lender (other than the Issuing Bank) shall pay to the Agent for account of the Issuing Bank at the Agent's principal office in Dollars and in immediately available funds, the amount of such Revolving Credit Lender's Revolving Credit Commitment Percentage of any payment under a Letter of Credit upon notice by the Issuing Bank (through the Agent) to such Revolving Credit Lender requesting such payment and specifying such amount. Each such Revolving Credit Lender's obligation to make such payment to the Agent for account of the Issuing Bank under

                                Credit Agreement
         this clause (e), and the Issuing Bank's right to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the failure of any other Revolving Credit Lender to make its payment under this clause
         (e), the financial condition of the Borrower (or any other account party), the existence of any Default or the termination of the Revolving Credit Commitments. Each such payment to the Issuing Bank shall be made without any offset, abatement, withholding or reduction whatsoever. If any Revolving Credit Lender shall default in its obligation to make any such payment to the Agent for account of the Issuing Bank, for so long as such default shall continue the Agent may at the request of the Issuing Bank withhold from any payments received by the Agent under this Agreement or any Note for account of such Revolving Credit Lender the amount so in default and, to the extent so withheld, pay the same to the Issuing Bank in satisfaction of such defaulted obligation.

                  (f) Upon the making of each payment by a Revolving Credit Lender to the Issuing Bank pursuant to clause (e) above in respect of any Letter of Credit, such Revolving Credit Lender shall, automatically and without any further action on the part of the Agent, the Issuing Bank or such Revolving Credit Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to the Issuing Bank by the Borrower hereunder and under the Letter of Credit Documents relating to such Letter of Credit and (ii) a participation in a percentage equal to such Revolving Credit Lender's Revolving Credit Commitment Percentage in any interest or other amounts payable by the Borrower hereunder and under such Letter of Credit Documents in respect of such Reimbursement Obligation (other than the commissions, charges, costs and expenses payable to the Issuing Bank pursuant to clause (g) of this Section 2.10). Upon receipt by the Issuing Bank from or for account of the Borrower of any payment in respect of any Reimbursement Obligation or any such interest or other amount (including by way of setoff or application of proceeds of any collateral security) the Issuing Bank shall promptly pay to the Agent for account of each Revolving Credit Lender entitled thereto, such Revolving Credit Lender's Revolving Credit Commitment Percentage of such payment, each such payment by the Issuing Bank to be made in the same money and funds in which received by the Issuing Bank. In the event any payment received by the Issuing Bank and so paid to the Revolving Credit Lenders hereunder is rescinded or must otherwise be returned by the Issuing Bank, each Revolving Credit Lender shall, upon the request of the Issuing Bank (through the Agent), repay to

                                Credit Agreement
         the Issuing Bank (through the Agent) the amount of such payment paid to such Revolving Credit Lender, with interest at the rate specified in clause (j) of this Section 2.10.

                  (g) The Borrower shall pay to the Agent for account of each Revolving Credit Lender (ratably in accordance with their respective Revolving Credit Commitment Percentages) a letter of credit fee in respect of each Letter of Credit at the rate per annum equal to the Applicable Margin for Eurodollar Loans on the daily average undrawn face amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit (i) in the case of a Letter of Credit that expires in accordance with its terms, to and including such expiration date and (ii) in the case of a Letter of Credit that is drawn in full or is otherwise terminated other than on the stated expiration date of such Letter of Credit, to but excluding the date such Letter of Credit is drawn in full or is terminated (such fee to be non-refundable, to be paid in arrears on each Quarterly Date and on the Revolving Credit Commitment Termination Date and to be calculated for any day after giving effect to any payments made under such Letter of Credit on such day). In addition, the Borrower shall pay to the Agent for account of the Issuing Bank a fronting fee in respect of each Letter of Credit in an amount equal to 1/4 of 1% per annum of the daily average undrawn face amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit
         (i) in the case of a Letter of Credit that expires in accordance with its terms, to and including such expiration date and (ii) in the case of a Letter of Credit that is drawn in full or is otherwise terminated other than on the stated expiration date of such Letter of Credit, to but excluding the date such Letter of Credit is drawn in full or is terminated (such fee to be non-refundable, to be paid in arrears on each Quarterly Date and on the Revolving Credit Commitment Termination Date and to be calculated for any day after giving effect to any payments made under such Letter of Credit on such day) plus all commissions, charges, costs and expenses in the amounts customarily charged by the Issuing Bank from time to time in like circumstances with respect to the issuance of each Letter of Credit and drawings and other transactions relating thereto.

                  (h) Promptly following the end of each calendar quarter, the Issuing Bank shall deliver (through the Agent) to each Revolving Credit Lender and the Borrower a notice describing the aggregate amount of all Letters of Credit outstanding at the end of such quarter. Upon the request of any Revolving Credit Lender from time to time, the Issuing

                                Credit Agreement

         Bank shall deliver any other information reasonably requested by such Revolving Credit Lender with respect to each Letter of Credit then outstanding.

                  (i) The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Section 7 hereof, be subject to the conditions precedent that (i) such Letter of Credit shall be in such form, contain such terms and support such transactions as shall be satisfactory to the Issuing Bank consistent with its then current practices and procedures with respect to letters of credit of the same type and (ii) the Borrower shall have executed and delivered such applications, agreements and other instruments relating to such Letter of Credit as the Issuing Bank shall have reasonably requested consistent with its then current practices and procedures with respect to letters of credit of the same type, provided that in the event of any conflict between any such application, agreement or other instrument and the provisions of this Agreement or any Security Document, the provisions of this Agreement and the Security Documents shall control.

                  (j) To the extent that any Revolving Credit Lender shall fail to pay any amount required to be paid pursuant to clause (e) or (f) of this Section 2.10 on the due date therefor, such Revolving Credit Lender shall pay interest to the Issuing Bank (through the Agent) on such amount from and including such due date to but excluding the date such payment is made at a rate per annum equal to the Federal Funds Rate, provided that if such Revolving Credit Lender shall fail to make such payment to the Issuing Bank within three Business Days of such due date, then, retroactively to the due date, such Revolving Credit Lender shall be obligated to pay interest on such amount at the Post-Default Rate.

                  (k) The issuance by the Issuing Bank of any modification or supplement to any Letter of Credit hereunder shall be subject to the same conditions applicable under this Section 2.10 to the issuance of new Letters of Credit, and no such modification or supplement shall be issued hereunder unless either (i) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such modified or supplemented form or (ii) each Revolving Credit Lender shall have consented thereto.

                  (l) The Borrower hereby indemnifies and holds harmless each Revolving Credit Lender and the Agent from and against

                                Credit Agreement
         any and all claims and damages, losses, liabilities, costs or expenses that such Revolving Credit Lender or the Agent may incur (or that may be claimed against such Revolving Credit Lender or the Agent by any Person whatsoever) by reason of or in connection with the execution and delivery or transfer of or payment or refusal to pay by the Issuing Bank under any Letter of Credit; provided that the Borrower shall not be required to indemnify any Revolving Credit Lender or the Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, caused by (x) the willful misconduct or gross negligence of the Issuing Bank in determining whether a request presented under any Letter of Credit complied with the terms of such Letter of Credit or (y) in the case of the Issuing Bank, the Issuing Bank's failure to pay under any Letter of Credit after the presentation to it of a request strictly complying with the terms and conditions of such Letter of Credit unless such payment was enjoined by court order. Nothing in this Section 2.10 is intended to limit the other obligations of the Borrower, any Revolving Credit Lender or the Agent under this Agreement.

                  Section 3.  Payments of Principal and Interest.

                  3.01  Repayment of Loans.
                        ------------------
                  (a) The Borrower hereby promises to pay to the Agent for account of each Revolving Credit Lender the entire outstanding principal amount of such Revolving Credit Lender's Revolving Credit Loans, and each Revolving Credit Loan shall mature, on the Revolving Credit Commitment Termination Date. In addition, if the aggregate principal amount of the Revolving Credit Loans, together with the aggregate amount of all Letter of Credit Liabilities, shall at any time exceed the Revolving Credit Commitments, the Borrower shall, first, pay Revolving Credit Loans and, second, provide cover for Letter of Credit Liabilities as specified in Section 2.09(f) above, in an aggregate amount equal to such excess.

                  (b) The Borrower hereby promises to pay to the Agent for account of each Tranche A Lender the principal of such Tranche A Lender's Tranche A Term Loan in twenty-five installments payable on the Tranche A Principal Payment Dates as follows:

      Tranche A Principal Payment Date
          falling on or nearest to:                 Amount of Installment ($)
          -------------------------                 -------------------------

               December 31, 1996                        $30,000,000
               March 31, 1997                            15,000,000

                                Credit Agreement

                  June 30, 1997                        15,000,000
                  September 30, 1997                   15,000,000
                  December 31, 1997                    15,000,000
                  March 31, 1998                       17,500,000
                  June 30, 1998                        17,500,000
                  September 30, 1998                   17,500,000
                  December 31, 1998                    17,500,000
                  March 31, 1999                       22,500,000
                  June 30, 1999                        22,500,000
                  September 30, 1999                   22,500,000
                  December 31, 1999                    22,500,000
                  March 31, 2000                       25,000,000
                  June 30, 2000                        25,000,000
                  September 30, 2000                   25,000,000
                  December 31, 2000                    25,000,000
                  March 31, 2001                       25,000,000
                  June 30, 2001                        25,000,000
                  September 30, 2001                   25,000,000
                  December 31, 2001                    25,000,000
                  March 31, 2002                       25,000,000
                  June 30, 2002                        25,000,000
                  September 30, 2002                   25,000,000
                  December 31, 2002                    25,000,000

If the aggregate principal amount of the Tranche A Term Loans made on the Restatement Effective Date, is less than $550,000,000, the shortfall shall be applied to reduce the foregoing installments ratably.

                  (c) The Borrower hereby promises to pay to the Agent for account of each Tranche B Lender the principal of such Tranche B Lender's Tranche B Term Loan in twenty-nine installments payable on the Tranche B Principal Payment Dates as follows:

     Tranche B Principal Payment Date
          falling on or nearest to:                  Amount of Installment ($)
          -------------------------                  -------------------------

             December 31, 1996                           $ 1,500,000
             March 31, 1997                                  375,000
             June 30, 1997                                   375,000
             September 30, 1997                              375,000
             December 31, 1997                               375,000
             March 31, 1998                                  375,000
             June 30, 1998                                   375,000
             September 30, 1998                              375,000
             December 31, 1998                               375,000
             March 31, 1999                                  375,000
             June 30, 1999                                   375,000
             September 30, 1999                              375,000



                                Credit Agreement

             December 31, 1999                                375,000
             March 31, 2000                                   375,000
             June 30, 2000                                    375,000
             September 30, 2000                               375,000
             December 31, 2000                                375,000
             March 31, 2001                                   375,000
             June 30, 2001                                    375,000
             September 30, 2001                               375,000
             December 31, 2001                                375,000
             March 31, 2002                                 3,750,000
             June 30, 2002                                  3,750,000
             September 30, 2002                             3,750,000
             December 31, 2002                              3,750,000
             March 31, 2003                                44,000,000
             June 30, 2003                                 44,000,000
             September 30, 2003                            44,000,000
             November 30, 2003                             44,000,000

If the aggregate principal amount of the Tranche B Term Loans made on the Restatement Effective Date, is less than $200,000,000, the shortfall shall be applied to reduce the foregoing installments ratably.

                  (d) The Borrower hereby promises to pay to the Agent for account of each Tranche C Lender the principal of such Tranche C Lender's Tranche C Term Loan in twenty-six installments payable on the Tranche C Principal Payment Dates as follows:

     Tranche C Principal Payment Date
          falling on or nearest to:                    Amount of Installment ($)
          -------------------------                    -------------------------

             September 30, 1997                            $ 4,000,000
             December 31, 1997                               4,000,000
             March 31, 1998                                  2,500,000
             June 30, 1998                                   2,500,000
             September 30, 1998                              2,500,000
             December 31, 1998                               2,500,000
             March 31, 1999                                  3,000,000
             June 30, 1999                                   3,000,000
             September 30, 1999                              3,000,000
             December 31, 1999                               3,000,000
             March 31, 2000                                  3,500,000
             June 30, 2000                                   3,500,000
             September 30, 2000                              3,500,000
             December 31, 2000                               3,500,000
             March 31, 2001                                  4,000,000
             June 30, 2001                                   4,000,000
             September 30, 2001                              4,000,000
             December 31, 2001                               4,000,000
             March 31, 2002                                  4,500,000



                                Credit Agreement

             June 30, 2002                                   4,500,000
             September 30, 2002                              4,500,000
             December 31, 2002                               4,500,000
             March 31, 2003                                 30,500,000
             June 30, 2003                                  30,500,000
             September 30, 2003                             30,500,000
             November 30, 2003                              30,500,000

If the aggregate principal amount of the Tranche C Term Loans outstanding at the close of business on the Tranche C Term Loan Commitment Termination Date is less than $200,000,000, the shortfall shall be applied to reduce the foregoing installments ratably.

                  3.02 Interest. The Borrower hereby promises to pay to the Agent for account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of such Loan to but excluding the date such Loan shall be paid in full, at the following rates per annum:

                  (a) during such periods as such Loan is a Base Rate Loan, the Base Rate (as in effect from time to time) plus the Applicable Margin and

                  (b) during such periods as such Loan is a Eurodollar Loan, for each Interest Period relating thereto, the Eurodollar Rate for such Loan for such Interest Period plus the Applicable Margin.

Notwithstanding the foregoing, during any period that a Post- Default Interest Condition exists (whether or not the same is thereafter cured), the Borrower hereby promises to pay to the Agent for account of each Lender interest at the applicable Post-Default Rate on any principal of any Loan made by such Lender (whether or not then due), on any Reimbursement Obligation owing to such Lender and on any other amount then due and payable by the Borrower hereunder or under the Note(s) held by such Lender. Accrued interest on each Loan shall be payable
(i) in the case of a Base Rate Loan, quarterly on the Quarterly Dates, (ii) in the case of a Eurodollar Loan, on the last day of each Interest Period therefor and, if such Interest Period is longer than three months, at three-month intervals following the first day of such Interest Period, and (iii) in the case of any Loan, upon the payment or prepayment thereof or the Conversion of such Loan to a Loan of another Type (but only on the principal amount so paid, prepaid or Converted), except that interest payable at the Post-Default Rate shall be payable from time to time on demand. Promptly after the determination of any interest rate provided for herein or any change therein, the Agent shall give

                                Credit Agreement
notice thereof to the Lenders to which such interest is payable and to the Borrower.

                  Section 4.  Payments; Pro Rata Treatment; Computations;
Etc.

                  4.01  Payments.
                        --------
                  (a) Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by the Borrower under this Agreement and the Notes, and, except to the extent otherwise provided therein, all payments to be made by the Borrower under any other Basic Document, shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Agent at an account designated by the Agent, not later than 1:00 p.m. New York time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day).

                  (b) Any Lender for whose account any such payment is to be made, may (but shall not be obligated to) debit the amount of any such payment which is not made by such time to any ordinary deposit account of the Borrower with such Lender (with notice to the Borrower).

                  (c) The Borrower shall, at the time of making each payment under this Agreement or any Note, specify to the Agent (which shall so notify the intended recipient(s) thereof) the Loans, Reimbursement Obligations or other amounts payable by the Borrower hereunder to which such payment is to be applied (and in the event that it fails to so specify, or if an Event of Default has occurred and is continuing, the Agent may distribute such payment to the Lenders for application in such manner as it or the Majority Lenders, subject to Section
4.02 hereof, may determine to be appropriate).

                  (d) Except to the extent otherwise provided in the last sentence of Section 2.10(e) hereof, each payment received by the Agent under this Agreement or any Note for account of any Lender shall be paid by the Agent promptly to such Lender, in immediately available funds, for account of such Lender's Applicable Lending Office for the Loan or other obligation in respect of which such payment is made.

                  (e) If the due date of any payment under this Agreement or any Note would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding

                                Credit Agreement

Business Day and interest shall be payable for any principal so extended for the period of such extension.

                  4.02 Pro Rata Treatment. Except to the extent otherwise provided herein:

                  (a) each borrowing of Loans of a particular Class from the Lenders under Section 2.01 hereof shall be made from the relevant Lenders, each payment of commitment fee under Section 2.04 hereof in respect of Commitments of a particular Class shall be made for account of the relevant Lenders, and each termination or reduction of the amount of the Commitments of a particular Class under Section 2.03 hereof shall be applied to the respective Commitments of such Class of the relevant Lenders, pro rata according to the amounts of their respective Commitments of such Class;

                  (b) except as otherwise provided in Section 5.04 hereof, Eurodollar Loans of any Class having the same Interest Period shall be allocated among the relevant Lenders pro rata according to amounts of their respective Commitments of such Class (in the case of the making of Loans) or their respective Loans of such Class (in the case of Conversions and Continuations of Loans);

                  (c) each payment or prepayment by the Borrower of principal of Loans of any Class shall be made for account of the relevant Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans of such Class held by them, provided that if immediately prior to giving effect to any such payment in respect of any Loans of any Class the outstanding principal amount of the Loans of such Class shall not be held by the Lenders pro rata according to the amounts of their respective Commitments of such Class in effect at the time such Loans were made (by reason of a failure of a Lender to make a Loan hereunder in the circumstances described in the last paragraph of
         Section 12.04 hereof), then such payment shall be applied to the Loans of such Class in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Loans of such Class being held by the relevant Lenders pro rata according to the amounts of their respective Commitments of such Class; and

                  (d) each payment by the Borrower of interest on Loans of any Class shall be made for account of the relevant Lenders pro rata according to the amounts of interest on such Loans then due and payable to the respective Lenders.

                                Credit Agreement

                  4.03 Computations. Interest on Eurodollar Loans and commitment fee and letter of credit fees shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but, except as otherwise provided in Section 2.10(g) hereof, excluding the last day) occurring in the period for which payable and interest on Base Rate Loans and Reimbursement Obligations shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable. Notwithstanding the foregoing, for each day that the Base Rate is calculated by reference to the Federal Funds Rate, interest on Base Rate Loans and Reimbursement Obligations shall be computed on the basis of a year of 360 days and actual days elapsed.

                  4.04  Minimum Amounts, Etc.

                           (a) Except for mandatory prepayments made pursuant to
         Section 2.09 hereof and  Conversions  or  prepayments  made pursuant to
         Section 5.04 hereof, each borrowing, Conversion and partial prepayment of principal of Loans shall be in an amount at least equal to $1,000,000 and in integral multiples of $100,000 in excess thereof (borrowings, Conversions or prepayments of or into Loans of different Types or, in the case of Eurodollar Loans, having different Interest Periods at the same time hereunder to be deemed separate borrowings, Conversions and prepayments for purposes of the foregoing, one for each Type or Interest Period).

                           (b) Anything in this Agreement to the contrary notwithstanding, the aggregate principal amount of Eurodollar Loans having the same Interest Period shall be in an amount at least equal to $10,000,000 and in integral multiples of $500,000 in excess thereof and, if any Eurodollar Loans would otherwise be in a lesser principal amount for any period, such Loans shall be Base Rate Loans during such period.

                  4.05 Certain Notices. Notices by the Borrower to the Agent of terminations or reductions of the Commitments, of borrowings, Conversions, Continuations and optional prepayments of Loans, and of Classes of Loans, of Types of Loans and of the duration of Interest Periods shall be irrevocable and shall be effective only if received by the Agent not later than 10:00 a.m. New York time on the number of Business Days prior to the date of the relevant termination, reduction, borrowing, Conversion, Continuation or prepayment or the first day of such Interest Period specified below:

                                Credit Agreement

                                                           Number of
                                                            Business
                  Notice                                   Days Prior
                  ------                                   ----------

         Termination or reduction
         of the Commitments                                     2

         Borrowing or prepayment of,
         or Conversions into,
         Base Rate Loans                                        1

         Borrowing or prepayment of,
         Conversions into, Continuations
         as, or duration of Interest
         Period for, Eurodollar Loans                           3

Each such notice of termination or reduction shall specify the amount and Class of the Commitments to be terminated or reduced. Each such notice of borrowing, Conversion, Continuation or optional prepayment shall specify the Class of Loans to be borrowed, Converted, Continued or prepaid and the amount (subject to Section 4.04(a) hereof) and Type of each Loan to be borrowed, Converted, Continued or prepaid and the date of borrowing, Conversion, Continuation or optional prepayment (which shall be a Business Day). Each such notice of the duration of an Interest Period shall specify the Loans to which such Interest Period is to relate. The Agent shall promptly notify the Lenders of the contents of each such notice. In the event that the Borrower fails to select the Type of Loan, or the duration of any Interest Period for any Eurodollar Loan within the time period and otherwise as provided in this Section 4.05, such Loan (if outstanding as a Eurodollar Loan) will be automatically Converted into a Base Rate Loan on the last day of the then current Interest Period for such Loan or (if outstanding as a Base Rate Loan) will remain as, or (if not then outstanding) will be made as, a Base Rate Loan.

                  4.06 Non-Receipt of Funds by the Agent. Unless the Agent shall have been notified by a Lender or the Borrower (the "Payor") prior to the date on which the Payor is to make payment to the Agent of (in the case of a Lender) the proceeds of a Loan to be made by it hereunder or (in the case of the Borrower) a payment to the Agent for account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that the Payor does not intend to make the Required Payment to the Agent, the Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if the Payor has not in fact made

                                Credit Agreement
the Required Payment to the Agent, the recipient(s) of such payment shall, on demand, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date (the "Advance Date") such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to the Federal Funds Rate for such day and, if such recipient(s) shall fail promptly to make such payment, the Agent shall be entitled to recover such amount, on demand, from the Payor, together with interest as aforesaid, provided that if neither the recipient(s) nor the Payor shall return the Required Payment to the Agent within three Business Days of the Advance Date, then, retroactively to the Advance Date, the Payor and the recipient(s) shall each be obligated to pay interest on the Required Payment as follows:

                  (i) if the Required Payment shall represent a payment to be made by the Borrower to the Lenders, the Borrower and the recipient(s) shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at the Post-Default Rate (without duplication of the obligation of the Borrower under Section
         3.02 hereof to pay interest on the Required Payment at the Post-Default
         Rate), it being understood that the return by the recipient(s) of the Required Payment to the Agent shall not limit such obligation of the Borrower under said Section 3.02 to pay interest at the Post-Default Rate in respect of the Required Payment, and

             (ii) if the Required Payment shall represent proceeds of a Loan to be made by the Lenders to the Borrower, the Payor and the Borrower shall each be obligated retroactively to the Advance Date to pay interest in respect of the Required Payment at whichever of the rates of interest specified in Section 3.02 hereof is applicable to the Type of such Loan, it being understood that the return by the Borrower of the Required Payment to the Agent shall not limit any claim the Borrower may have against the Payor in respect of such Required Payment.

                  4.07  Sharing of Payments, Etc.

                  (a) Each Obligor agrees that, in addition to (and without limitation of) any right of set-off, banker's lien or counterclaim a Lender may otherwise have, each Lender shall be entitled, at its option (to the fullest extent permitted by law), to set off and apply any deposit (general or special, time or demand, provisional or final), or other indebtedness, held by it or any of its affiliates for the credit or account of such Obligor at any of its offices, in Dollars or in any other

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                                     - 70 -

currency, against any principal of or interest on any of such Lender's Loans, Reimbursement Obligations or any other amount payable to such Lender hereunder, that is not paid when due (regardless of whether such deposit or other indebtedness is then due to such Obligor), in which case it shall promptly notify such Obligor and the Agent thereof, provided that such Lender's failure to give such notice shall not affect the validity thereof.

                  (b) If any Lender shall obtain from any Obligor payment of any principal of or interest on any Loan of any Class or Reimbursement Obligation owing to it or payment of any other amount under this Agreement or any Note held by it or any other Basic Document through the exercise of any right of set-off, banker's lien or counterclaim or similar right or otherwise (other than from the Agent as provided herein), and, as a result of such payment, such Lender shall have received a greater percentage of the principal of or interest on the Loans of such Class or Reimbursement Obligations or such other amounts then due hereunder or thereunder by such Obligor to such Lender than the percentage received by any other Lenders, it shall promptly purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans of such Class or Reimbursement Obligations or such other amounts, respectively, owing to such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal of and/or interest on the Loans of such Class or such other amounts, respectively, owing to each of the Lenders, provided that if at the time of such payment the outstanding principal amount of the Loans of any Class shall not be held by the Lenders pro rata in accordance with their respective relevant Commitments of such Class in effect at the time such Loans were made (by reason of a failure of a Lender to make a Loan hereunder in the circumstances described in the last paragraph of
Section 12.04 hereof), then such purchases of participations and/or direct interests shall be made in such manner as will result, as nearly as is practicable, in the outstanding principal amount of the Loans being held by the Lenders pro rata according to the amounts of such Commitments. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

                  (c) The Borrower agrees that any Lender so purchasing such a participation (or direct interest) may exercise all rights

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                                     - 71 -

of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation (or direct interest).

                  (d) Nothing contained herein shall require any Lender to exercise any such right or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other indebtedness or obligation of any Obligor. If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a set-off to which this Section 4.07 applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section 4.07 to share in the benefits of any recovery on such secured claim.

                  Section 5.  Yield Protection, Etc.
                              ----------------------
                  5.01  Additional Costs.
                        ----------------
                  (a) The Borrower shall pay directly to each Lender from time to time such amounts as such Lender may determine to be necessary to compensate it for any costs which such Lender determines are attributable to its making or maintaining of any Eurodollar Loans or its obligation to make any Eurodollar Loans hereunder, or any reduction in any amount receivable by such Lender hereunder in respect of any of such Loans or such obligation (such increases in costs and reductions in amounts receivable being herein called "Additional Costs"), resulting from any Regulatory Change which:

                       (i) shall subject any Lender (or its Applicable Lending Office for any of such Loans) to any tax, duty or other charge in respect of such Loans or its Note(s) or changes the basis of taxation of any amounts payable to such Lender under this Agreement or its Note(s) in respect of any of such Loans (excluding changes in the rate of tax on the overall net income of such Lender or of its Applicable Lending Office for any of such Loans by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office); or

                      (ii) imposes or modifies any reserve, special deposit or similar requirements (other than the Reserve Requirement utilized in the determination of the Eurodollar Rate for such Loan) relating to any extensions of credit or other assets of, or any deposits with or other liabilities

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                                     - 72 -

         of, such Lender (including any of such Loans or any deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof), or any commitment of such Lender (including the Commitment of such Lender hereunder); or

                     (iii) imposes any other condition affecting this Agreement or its Note(s) (or any of such extensions of credit or liabilities) or its Commitment.

If any Lender requests compensation from the Borrower under this Section 5.01(a), the Borrower may, by notice to such Lender (with a copy to the Agent), suspend the obligation of such Lender to make or Continue Eurodollar Loans, or to Convert Base Rate Loans into Eurodollar Loans, until the Regulatory Change giving rise to such request ceases to be in effect (in which case the provisions of Section 5.04 hereof shall be applicable), provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

                  (b) Without limiting the effect of the provisions of paragraph
(a) of this Section 5.01, in the event that, by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender which includes deposits by reference to which the interest rate on Eurodollar Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender which includes Eurodollar Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets which it may hold, then, if such Lender so elects by notice to the Borrower (with a copy to the Agent), the obligation of such Lender to make or Continue, or to Convert Base Rate Loans into, Eurodollar Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 5.04 hereof shall be applicable).

                  (c) Without limiting the effect of the foregoing provisions of this Section 5.01 (but without duplication), the Borrower shall pay directly to each Lender from time to time on request such amounts as such Lender may determine to be necessary to compensate such Lender (or, without duplication, the bank holding company of which such Lender is a subsidiary) for any costs which it determines are attributable to the maintenance by such Lender (or any Applicable Lending Office or such bank holding company), pursuant to any law or regulation or any interpretation, directive or request (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) of any court or governmental or monetary authority (i) following any Regulatory Change or (ii) implementing any

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
risk-based capital guideline or requirement (whether or not having the force of law and whether or not the failure to comply therewith would be unlawful) heretofore or hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord (including, without limitation, the Final Risk-Based Capital Guidelines of the Board of Governors of the Federal Reserve System (12 CFR Part 208, Appendix A; 12 CFR
Part 225, Appendix A) and the Final Risk-Based Capital Guidelines of the Office of the Comptroller of the Currency (12 CFR Part 3, Appendix A)), of capital in respect of its Commitment or Loans (such compensation to include, without limitation, an amount equal to any reduction of the rate of return on assets or equity of such Lender (or any Applicable Lending Office or such bank holding company) to a level below that which such Lender (or any Applicable Lending Office or such bank holding company) could have achieved but for such law, regulation, interpretation, directive or request). For purposes of this Section 5.01(c) and Section 5.06 hereof, "Basle Accord" shall mean the proposals for risk-based capital framework described by the Basle Committee on Banking Regulations and Supervisory Practices in its paper entitled "International Convergence of Capital Measurement and Capital Standards" dated July 1988, as amended, modified and supplemented and in effect from time to time or any replacement thereof.

                  (d) Each Lender shall notify the Borrower of any event occurring after the date of this Agreement that will entitle such Lender to compensation under paragraph (a) or (c) of this Section 5.01 as promptly as practicable, but in any event within 45 days, after such Lender obtains actual knowledge thereof; provided, that (i) if such Lender fails to give such notice within 45 days after it obtains actual knowledge of such an event, such Lender shall, with respect to compensation payable pursuant to this Section 5.01 in respect of any costs resulting from such event, only be entitled to payment under this Section 5.01 for costs incurred from and after the date 45 days prior to the date that such Lender does give such notice and (ii) each Lender will designate a different Applicable Lending Office for the Loans of such Lender affected by such event if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole opinion of such Lender, be disadvantageous to such Lender, except that such Lender shall have no obligation to designate an Applicable Lending Office located in the United States of America. Each Lender will furnish to the Borrower a certificate setting forth the basis and amount of each request by such Lender for compensation under paragraph (a) or (c) of this Section 5.01. Determinations and allocations by any Lender for purposes of this Section 5.01 of the effect of any Regulatory Change pursuant to paragraph (a) or (b) of this Section 5.01, or of the effect of

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
capital maintained pursuant to paragraph (c) of this Section 5.01, on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under this Section 5.01, shall be conclusive, provided that such determinations and allocations are made on a reasonable basis.

                  5.02 Limitation on Types of Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Eurodollar Base Rate for any Interest Period:

                  (a) the Agent determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurodollar Loans as provided herein; or

                  (b) with respect to Loans of any Class, the Majority Revolving Credit Lenders, the Majority Tranche A Lenders, the Majority Tranche B Lenders or the Majority Tranche C Lenders, as the case may be, determine, which determination shall be conclusive, and notify the Agent that the relevant rates of interest referred to in the definition of "Eurodollar Base Rate" in Section 1.01 hereof upon the basis of which the rate of interest for Eurodollar Loans of such Class for such Interest Period is to be determined are not likely adequately to cover the cost to such Lenders of making or maintaining Eurodollar Loans for such Interest Period;

then the Agent shall give the Borrower and each Lender prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans, to Continue Eurodollar Loans or to Convert Base Rate Loans into Eurodollar Loans and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Eurodollar Loans, either prepay such Loans or Convert such Loans into Base Rate Loans in accordance with Section 2.08 hereof.

                  5.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to honor its obligation to make or maintain Eurodollar Loans hereunder (and, in the sole opinion of such Lender, the designation of a different Applicable Lending Office would either not avoid such unlawfulness or would

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
be disadvantageous to such Lender), then such Lender shall promptly notify the Borrower thereof (with a copy to the Agent) and such Lender's obligation to make or Continue, or to Convert Loans of any other Type into, Eurodollar Loans shall be suspended until such time as such Lender may again make and maintain Eurodollar Loans (in which case the provisions of Section 5.04 hereof shall be applicable).

                  5.04 Treatment of Affected Loans. If the obligation of any Lender to make Eurodollar Loans or to Continue, or to Convert Base Rate Loans into, Eurodollar Loans shall be suspended pursuant to Section 5.01 or 5.03 hereof, such Lender's Eurodollar Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Eurodollar Loans (or, in the case of a Conversion required by Section 5.01(b) or 5.03 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 5.01 or 5.03 hereof which gave rise to such Conversion no longer exist:

                  (a) to the extent that such Lender's Eurodollar Loans have been so Converted, all payments and prepayments of principal which would otherwise be applied to such Lender's Eurodollar Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Loans which would otherwise be made or Continued by such Lender as Eurodollar Loans shall be made or Continued instead as Base Rate Loans and all Base Rate Loans of such Lender which would otherwise be Converted into Eurodollar Loans shall remain as Base Rate Loans.

If such Lender gives notice to the Borrower with a copy to the Agent that the circumstances specified in Section 5.01 or 5.03 hereof which gave rise to the Conversion of such Lender's Eurodollar Loans pursuant to this Section 5.04 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Eurodollar Loans of the same Class made by other Lenders are outstanding, such Lender's Base Rate Loans of such Class shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Eurodollar Loans, to the extent necessary so that, after giving effect thereto, all Loans of such Class are allocated among the Lenders pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Commitments.

                  5.05 Compensation. The Borrower shall pay to the Agent for account of each Lender, upon the request of such Lender

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
through the Agent, such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost or expense which such Lender determines is attributable to:

                  (a) any payment, mandatory or optional prepayment or Conversion of a Eurodollar Loan made by such Lender for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10 hereof) on a date other than the last day of the Interest Period for such Loan; or

                  (b) any failure by the Borrower for any reason (including, without limitation, the failure of any of the conditions precedent specified in Section 7 hereof to be satisfied) to borrow a Eurodollar Loan from such Lender on the date for such borrowing specified in the relevant notice of borrowing given pursuant to Section 2.02 hereof.

Without limiting the effect of the preceding sentence, such compensation shall include an amount equal to the excess, if any, of (i) the amount of interest which otherwise would have accrued on the principal amount so paid, prepaid or Converted or not borrowed for the period from the date of such payment, prepayment, Conversion or failure to borrow to the last day of the then current Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date specified for such borrowing) at the Eurodollar Rate for such Loan for such Interest Period over (ii) the amount of interest which otherwise would have accrued on such principal amount at a rate per annum equal to the interest component of the amount such Lender would have bid in the London interbank market for Dollar deposits of leading banks in amounts comparable to such principal amount and with maturities comparable to such period (as reasonably determined by such Lender).

                  5.06 Additional Costs in Respect of Letters of Credit. Without limiting the obligations of the Borrower under Section 5.01 hereof (but without duplication), if as a result of any Regulatory Change or any risk-based capital guideline or other requirement heretofore or hereafter issued by any government or governmental or supervisory authority implementing at the national level the Basle Accord there shall be imposed, modified or deemed applicable any tax, reserve, special deposit, capital adequacy or similar requirement against or with respect to or measured by reference to Letters of Credit issued or to be issued hereunder and the result shall be to increase the cost to any Lender or Lenders of issuing (or purchasing participations in) or maintaining its obligation hereunder to issue (or purchase participations in) any Letter of Credit hereunder or reduce any

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
amount receivable by any Lender hereunder in respect of any Letter of Credit (which increases in cost, or reductions in amount receivable, shall be the result of such Lender's or Lenders' reasonable allocation of the aggregate of such increases or reductions resulting from such event), then, upon demand by such Lender or Lenders (through the Agent), the Borrower shall pay immediately to the Agent for account of such Lender or Lenders, from time to time as specified by such Lender or Lenders (through the Agent), such additional amounts as shall be sufficient to compensate such Lender or Lenders (through the Agent) for such increased costs or reductions in amount. A statement as to such increased costs or reductions in amount incurred by any such Lender or Lenders, submitted by such Lender or Lenders to the Borrower shall be conclusive in the absence of manifest error as to the amount thereof.

                  5.07  U.S. Taxes.

                  (a) The Borrower agrees to pay to each Lender that is not a U.S. Person such additional amounts as are necessary in order that the net payment of any amount due to such non-U.S. Person hereunder after deduction for or withholding in respect of any U.S. Tax imposed with respect to such payment (or in lieu thereof, payment of such U.S. Tax by such non-U.S. Person), will not be less than the amount stated herein to be then due and payable, provided that the foregoing obligation to pay such additional amounts shall not apply:

              (i) to any payment to a Lender hereunder (other than in respect of a Registered Loan) unless such Lender is, on the date hereof (or on the date it becomes a Lender as provided in Section 12.06(b) hereof) and on the date of any change in the Applicable Lending Office of such Lender, delivers to the Borrower and the Agent a duly completed and executed Form 1001 (relating to such Lender and entitling it to a complete exemption from withholding on all interest to be received by it hereunder in respect of the Loans) or Form 4224 (relating to all interest to be received by such Lender hereunder in respect of the Loans), or

                  (ii) to any payment to any Lender hereunder in respect of a Registered Loan (a "Registered Holder"), unless such Registered Holder (or, if such Registered Holder is not the beneficial owner of such Registered Loan, the beneficial owner thereof), on the date hereof (or on the date such Registered Holder becomes a Lender as provided in
         Section 12.06(b) hereof) and on the date of any change in the Applicable Lending Office of such Lender, delivers to the Borrower and the Agent either (x) a duly completed and executed Form W-8, together with an annual certificate

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
         stating that (A) such Registered Holder (or beneficial owner, as the case may be) is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, and (B) such Registered Holder (or beneficial owner, as the case may be) shall promptly notify the Borrower if at any time, such Registered Holder (or beneficial owner, as the case may be) determines that it is no longer in a position to provide such certificate to the Borrower (or any other form of certification adopted by the relevant taxing authorities of the United States of America for such purposes), or (y) if such Registered Holder is not entitled to deliver a Form W-8, a duly executed and completed Form 1001 or Form 4224, or

            (iii) to any U.S. Tax imposed solely by reason of the failure by such non-U.S. Person to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connections with the United States of America of such non-U.S. Person if such compliance is required by statute or regulation of the United States of America as a precondition to relief or exemption from such U.S. Tax.

For the purposes of this Section 5.07(a), (w) "Form 1001" shall mean Form 1001 (Ownership, Exemption, or Reduced Rate Certificate) of the Department of the Treasury of the United States of America, (x) "Form 4224" shall mean Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) of the Department of the Treasury of the United States of America (or in relation to either such Form such successor and related forms as may from time to time be adopted by the relevant taxing authorities of the United States of America to document a such Form relates), (y) "Form W-8" shall mean Form W-8 (Certificate of Foreign Status of the Department of Treasury of the United States of America) and (z) "U.S. Taxes" shall mean any present or future tax, assessment or other charge or levy imposed by or on behalf of the United States of America or any taxing authority thereof or therein.

                  (b) Within 30 days after paying any amount to the Agent or any Lender from which it is required by law to make any deduction or withholding, and within 30 days after it is required by law to remit such deduction or withholding to any relevant taxing or other authority, the Borrower shall deliver to the Agent for delivery to such non-U.S. Person evidence satisfactory to such Person of such deduction, withholding or payment (as the case may be).

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

                  5.08 Replacement of Lenders. The Borrower may, at any time, replace (a) any Lender that has requested compensation from the Borrower pursuant to Section 5.01 or Section 5.07 hereof, (b) any Lender that fails to make a Loan or to pay to the Agent for the account of the Issuing Bank the amount of such Lender's Revolving Credit Commitment Percentage of any payment under a Letter of Credit under the circumstances contemplated by Section 12.04 hereof or (c) any Lender that does not agree to any request by the Borrower for a consent, approval, amendment or a waiver hereunder that requires the consent or approval of all of the Lenders, by giving not less than ten Business Days' prior notice to the Agent (which shall promptly notify such Lender), that it intends to replace such Lender (a "Replaced Lender") with respect to its rights and obligations (including, without limitation, its Loans and Letter of Credit Interest outstanding and its Commitments) as a "Lender" under this Agreement and such Replaced Lender's Notes (collectively, the "Transferred Interest") with one or more banks or other financial institutions (including, but not limited to, any other Lender or an affiliate of any Lender) selected by the Borrower and acceptable to the Agent and the Issuing Bank (each, a "Replacement Lender"). Upon the effective date of any replacement under this Section 5.08 (and as a condi tion thereto), (i) the Borrower shall pay or cause to paid to the Replaced Lender an amount equal to all principal, interest, fees and other amounts (including, without limitation, all amounts payable under Section 5.05 hereof as if such Lender's Loans were being prepaid in full on such effective date) then owing to such Replaced Lender hereunder and such Replaced Lender's Notes in respect of the Transferred Interest (all or a portion of which amount may constitute consideration for an assignment by such Replaced Lender of all or a portion of the Transferred Interest) and (ii) such Replaced Lender shall assign to each Replacement Lender (without representation, warranty or recourse whatsoever) a portion of the Transferred Interest specified by the Borrower, whereupon (x) each Replacement Lender shall become a "Lender" for all purposes of this Agreement having the Commitments in the amount of such Replaced Lender's Commitments assumed by it and all of the rights and obligations under this Agreement of "Lender(s)" holding the Transferred Interest and (y) such Replaced Lender shall cease to be responsible or liable for, and shall cease to be entitled to the rights and benefits of, all or any portion of the Transferred Interest (except that such Replaced Lender shall continue to benefit from the obligations of the Borrower to such Replaced Lender under Sections 2.10(g), 2.10(l), 5.01, 5.05, 5.06, 5.07, 12.03 and 12.13 hereof and the obligations of the Subsidiary Guarantors to such Replaced Lender under Section 6.03 hereof, and the obligations of such Replaced Lender under Section 11.05 hereof shall survive such replacement, in each case to the extent relating to events or circumstances

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
that occurred or existed on or before the date of such replacement).

                  Section 6.  Guarantee.
                              ---------
                  6.01 Guarantee. The Subsidiary Guarantors hereby jointly and severally guarantee to each Lender and the Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to, and the Note(s) held by each Lender of, the Borrower, all Reimbursement Obligations and all other amounts from time to time owing to the Lenders or the Agent by the Borrower under this Agreement and under the Notes and under any Interest Rate Protection Agreements and by any Credit Party under any of the other Basic Documents, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). The Subsidiary Guarantors hereby further jointly and severally agree that if the Borrower shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Subsidiary Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

                  6.02 Obligations Unconditional. The obligations of the Subsidiary Guarantors under Section 6.01 hereof are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the obligations of the Borrower under this Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 6.02 that the obligations of the Subsidiary Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of the Subsidiary Guarantors hereunder which shall remain absolute and unconditional as described above:

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

              (i) at any time or from time to time, without notice to the Subsidiary Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

             (ii) any of the acts mentioned in any of the provisions of this Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be done or omitted;

            (iii) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under this Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

             (iv) any lien or security interest granted to, or in favor of, the Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected;

              (v) any of the Guaranteed Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Credit Party) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Credit Party);

              (vi) the Borrower shall be insolvent on the date hereof or shall become insolvent on the date that any Loan is made; and

            (vii) the execution and delivery of a Tranche C Term Loan Activation Notice providing for the activation of Tranche C Term Loan Commitments in any amount.

The Subsidiary Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement that the Agent or any Lender exhaust any right, power or remedy or proceed against the Borrower under this Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

                                Credit Agreement

                  6.03 Reinstatement. The obligations of the Subsidiary Guarantors under this Section 6 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise and the Subsidiary Guarantors jointly and severally agree that they will indemnify the Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

                  6.04 Subrogation. The Subsidiary Guarantors hereby jointly and severally agree that until the payment and satisfaction in full of all Guaranteed Obligations and the expiration and termination of the Commitments of the Lenders under this Agreement they shall not exercise any right or remedy arising by reason of any performance by them of their guarantee in Section 6.01 hereof, whether by subrogation or otherwise, against the Borrower or any other guarantor of any of the Guaranteed Obligations or any security for any of the Guaranteed Obligations.

                  6.05 Remedies. The Subsidiary Guarantors jointly and severally agree that, as between the Subsidiary Guarantors, on the one hand, and the Lenders and the Agent, on the other hand, the obligations of the Borrower under this Agreement and the Notes may be declared to be forthwith due and payable as provided in Section 10 hereof (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 10) for purposes of Section 6.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Subsidiary Guarantors for purposes of said Section 6.01.

                  6.06 Continuing Guarantee. The guarantee in this Section 6 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

                  6.07 Rights of Contribution. The Subsidiary Guarantors hereby agree, as between themselves, that if any

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

Subsidiary Guarantor (an "Excess Funding Guarantor") shall pay Guaranteed Obligations in excess of the Excess Funding Guarantor's Pro Rata Share (as hereinafter defined) of such Guaranteed Obligations, the other Subsidiary Guarantors shall, on demand (but subject to the next sentence hereof), pay to the Excess Funding Guarantor an amount equal to their respective Pro Rata Shares of such Excess Funding Guarantor's payment. The payment obligation of any Subsidiary Guarantor to any Excess Funding Guarantor under this Section 6.07 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Subsidiary Guarantor under the other provisions of this Section 6 and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For the purposes hereof, "Pro Rata Share" shall mean, for any Subsidiary Guarantor, a percentage equal to the percentage of such Subsidiary Guarantor's Net Assets as of the Valuation Date (as defined in the next sentence) of the aggregate Net Assets of all of the Subsidiary Guarantors as at such date. For purposes of the preceding sentence, the "Valuation Date" shall mean the date hereof; provided that, if the Agent requests from time to time that the Subsidiary Guarantors ratify and confirm their respective obligations under this Section 6, they shall promptly do so pursuant to an instrument reasonably satisfactory to the Agent and the Valuation Date shall mean the date of the latest such ratification and confirmation to occur at the request of the Agent after the date hereof.

                  6.08  Limitation  on Guarantee  Obligations.  In any action or proceeding involving any State corporate law, or any State or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Subsidiary Guarantor under
Section  6.01 hereof would  otherwise,  taking into  account the  provisions  of
Section 6.07 hereof, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said Section 6.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Subsidiary Guarantor, as the case may be, any Lender, the Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

                  6.09 Instrument for the Payment of Money. Each Subsidiary Guarantor hereby acknowledges that the guarantee in this Section 6 constitutes an instrument for the payment of money, and consents and agrees that any Lender or the Agent, at its sole option, in the event of a dispute by such Subsidiary

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

Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

                  Section 7.  Conditions Precedent.
                              --------------------
                  7.01 Effectiveness of this Agreement. The effectiveness of the amendment and restatement of the Existing Credit Agreement provided for hereby is subject to (i) the execution and delivery of an execution counterpart of this Agreement by each Person stated to be a party to this Agreement and (ii) the receipt by the Agent of the following documents and evidence, each of which documents (and, in the case of certificates containing attachments, such attachments) and all of which evidence shall, except as expressly specified below, be satisfactory in form and substance to the Agent and, to the extent specified below, to each Lender (provided that, if such conditions precedent shall not have been satisfied on or before June 30, 1996, this Amendment and Restatement shall have no force or effect, regardless of whether such conditions precedent are thereafter satisfied):

                  (a) Authority. The following evidence and documents, each of which documents shall be certified as indicated below:

                       (i) (x) a copy of the charter, as amended, of each Credit
                  Party that is a corporation and each general partner of each Credit Party that is a partnership (each such Credit Party and general partner being referred to as a "Relevant Corporation") certified by the Secretary of State of its jurisdiction of incorporation, (y) a certificate as to the good standing of and charter documents filed by such Relevant Corporation from such Secretary of State, dated as of a recent date and (z) a certificate as to the good standing or qualification to do business of such Relevant Corporation from each jurisdiction in which the nature of the business conducted by such Relevant Corporation makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect;

                      (ii) a certificate of the Secretary or an Assistant Secretary of each Relevant Corporation, dated the Restatement Effective Date and certifying (w) that attached thereto is a true and complete copy of the by-laws of such Relevant Corporation as in effect on the date of such certificate, (x) that attached thereto is a true and complete copy of resolutions duly adopted

                                Credit Agreement
                  by the board of directors of such Relevant Corporation authorizing the execution, delivery and performance of such of the Basic Documents to which such Relevant Corporation and/or the partnership of which such Relevant Corporation is a general partner, as the case may be, is or is intended to be a party and the extensions of credit hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (y) that the charter of such Relevant Corporation has not been amended since the date of the certification thereto furnished pursuant to clause (i) above, and (z) as to the incumbency and specimen signature of each officer of such Relevant Corporation executing such of the Basic Documents to which such Relevant Corporation and/or the partnership of which such Relevant Corporation is a general partner, as the case may be, is intended to be a party and each other document to be delivered by such Relevant Corporation and/or the partnership of which such Relevant Corporation is a general partner, as the case may be, from time to time in connection therewith (and the Agent and each Lender may conclusively rely on such certificate until it receives notice in writing from such Relevant Corporation);

                     (iii) a  certificate  of another  officer of each  Relevant
                  Corporation as to the incumbency and specimen signature of the Secretary or Assistant Secretary, as the case may be, of such Relevant Corporation; and

                      (iv) a certificate of the Secretary or an Assistant Secretary of each general partner of each Credit Party that is a partnership, dated the Effective Date, and certifying (x) as to the names of all of the Persons that are partners in such partnership and (y) that attached thereto is a true and complete copy of the partnership agreement forming such partnership as in effect on the date of such certificate.

                  (b) Officer's Certificate. A certificate of a senior officer of the Borrower to the effect set forth in clauses (a) and (b) of the first sentence of Section 7.02 hereof (excluding references to representations and warranties under the Founders Subordination Agreement) and including calculations demonstrating in reasonable detail compliance with Section 1008(a) of the 1995 Senior Subordinated
         Note Indenture and Section 1008(a) of the 1993 Senior Subordinated Note Indenture after giving effect to the

                                Credit Agreement
         borrowings and prepayments hereunder to be made on the Restatement Effective Date.

                  (c)      Opinions of Counsel.
                           -------------------

                     (i) Opinion of Counsel to the Obligors. An opinion of Thomas & Libowitz, P.A., counsel to the Obligors.

                    (ii) Opinion of Counsel to Chase. An opinion of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase.

                  (d) Notes. The Notes, duly completed and executed for each Lender (except that, in the case of a Registered Holder, Notes shall be required only to the extent that such Registered Holder shall have requested the execution and delivery of a Note pursuant to Section 2.07(g) hereof).

                  (e) Security Agreement. The Security Agreement, duly executed and delivered by each Obligor and the Agent and the stock certificates and promissory notes identified under the name of such Obligor in
         Annexes 1 and 7 thereto, respectively, in each case accompanied by undated stock powers or bond powers, as the case may be, executed in blank. In addition, each Obligor shall have taken such other action (including delivering to the Agent, for filing, appropriately completed and duly executed copies of Uniform Commercial Code financing statements) as the Agent shall have requested in order to perfect the security interests created pursuant to the Security Agreement.

                  (f) Affiliate Guarantee and Security Agreement. The Affiliate Guarantee and Security Agreement, duly executed and delivered by KIG, Cunningham, GDLP and the Agent and the stock certificates identified under the names of KIG, Cunningham and GDLP in Annex 1 thereto, in each case accompanied by undated stock powers executed in blank. In addition, KIG, Cunningham and GDLP shall have taken such other action (including delivering to the Agent, for filing, appropriately completed and duly executed copies of Uniform Commercial Code financing statements) as the Agent shall have requested in order to perfect the security interests created pursuant to the Affiliate Guarantee and Security Agreement.

                  (g) GDC Security Agreement. The GDC Security Agreement, duly executed and delivered by GDC and the Agent. In addition, GDC shall have taken such other action (including delivery to the Agent, for filing, appropriately completed and duly executed copies of Uniform Commercial

                                Credit Agreement

         Code financing statements) as the Agent shall have requested in order to perfect the security interests created pursuant to the GDC Security Agreement.

                  (h) Interest, Fees and Expenses under Existing Credit Agreement. Evidence that the Borrower shall have paid to the Agent all accrued and unpaid interest, fees and expenses owing by the Borrower under the Existing Credit Agreement.

                  (i)   Founders   Subordination    Agreement.    The   Founders
         Subordination Agreement, duly executed and delivered by Carolyn C. Smith and the Agent.

                  (j) Program Services Agreements. A certificate of a senior financial officer of the Borrower certifying that (i) attached thereto are true and complete copies of each Program Services Agreement to which the Borrower of any of its Subsidiaries is a party on the Restatement Effective Date after the consummation of the River City Non-License Acquisition, (ii) there has been no amendment or modification to any such Program Services Agreement as furnished to the Agent prior to the Restatement Effective Date and (iii) each such Program Services Agreement is in full force and effect.

                  (k) Network Affiliations. A certificate of a senior financial officer of the Borrower certifying that (i) for each Station that is an Owned Station on the Restatement Effective Date, the Borrower or any of its Subsidiaries has entered into a network affiliation agreement with Fox Broadcasting Company or the United Paramount Network (or other network satisfactory to the Agent) for the carriage of programming over the facilities of such Station, (ii) attached thereto are true and complete copies of each such network affiliation agreement, satisfactory in form and substance to the Agent and the Lenders, and
         (iii) each such network affiliation agreement is in full force and effect.

                  (l) Asset Use and Operating Agreements. A certificate of a senior financial officer of the Borrower certifying that (i) the Borrower or Subsidiary operating each Owned Station and the respective License Subsidiary have executed and delivered an Asset Use and Operating Agreement with respect to such Owned Station, (ii) attached thereto are true and complete copies of each such Asset Use and Operating Agreement (including any and all modifications and supplements thereto) and (iii) each such Asset Use and Operating Agreement is in full force and effect.

                                Credit Agreement

                  (m) River City Non-License Acquisition. A certificate of a senior financial officer of the Borrower certifying that:

                     (i) attached  thereto are true and  complete  copies of the
                  River City Acquisition Documents, which shall be satisfactory in form and substance to the Agent;

                      (ii) neither any Obligor nor (to the knowledge of such officer (after due inquiry)) any other party to the River City Acquisition Documents shall be in breach of any of its obligations under any of the River City Acquisition Documents;

                     (iii) the representations and warranties  contained in each
                  River City Acquisition Document by any Obligor and (to the knowledge of such officer (after due inquiry)) each of the other parties thereto shall be true, correct and complete in all material respects on and as of the Restatement Effective Date as if made on and as of the Restatement Effective Date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date);

                      (iv) none of the provisions of the River City Asset Purchase Agreement or the River City Option Agreements heretofore delivered to the Agent and the Lenders shall have been amended, waived or otherwise modified, or executed and delivered in a form other than the form heretofore delivered to the Agent and the Lenders (except with only such changes thereto as (x) are effected pursuant to written instruments copies of which have been delivered to the Agent prior to the date of this Agreement and (y) are stated to be satisfactory to the Agent and the Lenders in a notice delivered by the Agent (on behalf of itself and the Lenders) to the Borrower);

                           (v) the conditions precedent to the transactions contemplated by each of the River City Acquisition Documents in connection with the River City Non-License Acquisition shall (except as expressly provided in clause (iv) above) have been duly satisfied in all respects and such transactions shall have been duly consummated on the Restatement Effective Date in the manner contemplated by such River City Acquisition Documents (including, without limitation, the repayment by River City of its outstanding indebtedness as

                                Credit Agreement
                  contemplated by the River City Acquisition Documents);
                  and

                      (vi) the aggregate amount of consideration paid in cash on the Restatement Effective Date by the Borrower and its Subsidiaries for the River City Non-License Acquisition, which shall not exceed $855,000,000.

                  (n)  Consent and Agreement.
                       ---------------------
                           (i) a Consent and Agreement, duly executed and delivered by the River City Sellers, the Obligors and the Agent relating to the River City Asset Purchase Agreement, the River City Option Agreements and the Time Brokerage Agreement dated as of May 31, 1996 by and among the River City Sellers and the Borrower relating to each of the "Group I Stations" as such term is defined in the River City Group I Option Agreement;

                      (ii) a Consent and Agreement,  duly executed and delivered by Raleigh (WRDC-TV), Inc., Raleigh (WRDC-TV) Licensee, Inc., WLFL, Inc. and the Agent relating to the Program Services Agreement dated as of March 27, 1995 between Raleigh (WRDC-TV), Inc., Raleigh (WRDC-TV) Licensee, Inc. and WLFL, Inc.;

                     (iii) a Consent and Agreement,  duly executed and delivered by Birmingham (WABM-TV), Inc., Birmingham (WABM-TV) Licensee, Inc., WTTO, Inc. and the Agent relating to the Program
                  Services Agreement dated as of July 25, 1995 between Birmingham (WABM-TV), Inc., Birmingham (WABM-TV) Licensee, Inc. and WTTO, Inc.;

                      (iv) a Consent and Agreement,  duly executed and delivered by Baltimore (WNUV-TV), Inc., Baltimore (WNUV-TV) Licensee, Inc., Chesapeake Television, Inc. and the Agent relating to the Program Services Agreement dated as of July 24, 1995 between Baltimore (WNUV-TV), Inc., Baltimore (WNUV-TV) Licensee, Inc. and Chesapeake Television, Inc.;

                      (v) a Consent and  Agreement,  duly executed and delivered by WVTV, Inc., WVTV Licensee, Inc., WCGV, Inc. and the Agent relating to the Program Services Agreement dated as of July 24, 1995 between WVTV, Inc., WVTV Licensee, Inc. and WCGV, Inc.; and

                      (vi) a Consent and Agreement,  duly executed and delivered by WPTT, Inc., WPGH, Inc. and the Agent

                                Credit Agreement
                  relating to the Program Services Agreement dated as of May 5, 1995 between WPTT, Inc. and WPGH, Inc.

                  (o) KSMO and WSTR Options. A certificate of a senior financial officer of the Borrower certifying that:

                           (i) the  Borrower or any  Subsidiary  of the Borrower
                  party to the KSMO Option shall have delivered a notice of exercise of the option thereunder and filed with the FCC all applications in connection with such exercise for material authorizations, licenses and permits issued by the FCC that are required or necessary for the operation of KSMO-TV, and the conduct of the business of the Borrower and its Subsidiaries with respect to KSMO-TV, as proposed to be conducted; and

                      (ii) the Borrower or any  Subsidiary of the Borrower party to the WSTR Option shall have delivered a notice of exercise of the option thereunder and filed with the FCC all applications in connection with such exercise for material authorizations, licenses and permits issued by the FCC that are required or necessary for the operation of WSTR-TV, and the conduct of the business of the Borrower and its Subsidiaries with respect to WSTR-TV, as proposed to be conducted.

                  (p) Certain Financial Conditions. A certificate of a senior financial officer of the Borrower certifying (and setting forth calculations in reasonable detail and, where appropriate, assumptions, which assumptions shall be acceptable to the Agent, demonstrating) that:

                           (i) attached thereto is a complete and accurate calculation of EBITDA for (x) the fiscal year of the Borrower ending on December 31, 1995 and (y) the twelve-month period ending on March 31, 1996, the amount of which for such period ending on March 31, 1996 shall be greater than $185,000,000;

                      (ii) the ratio of Total  Indebtedness  on the  Restatement
                  Effective Date (calculated after giving effect to borrowings and prepayments hereunder to be made on the Restatement Effective Date) to EBITDA for the twelve-month period ending on March 31, 1996 (calculated on a pro forma basis as if the River City Non-License Acquisition had been consummated on April 1, 1995) does not exceed 6.85 to 1; and

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

                     (iii) the Borrower will be in compliance on the Restatement
                  Effective Date with Sections 9.10, 9.11, 9.12, 9.13, 9.14, 9.15, 9.16 hereof (calculated after giving effect to borrowings and prepayments hereunder to be made on the Restatement Effective Date and calculated on a pro forma basis as if the River City Non-License Acquisition had been consummated on April 1, 1995).

                  (q) Financial Statements. A certificate of a senior financial officer of the Borrower, satisfactory in form and substance to the Agent and the Lenders, certifying that the Borrower has heretofore delivered to the Lenders financial statements that are complete and correct and present fairly, in all material respects, the consolidated and consolidating financial condition of the Borrower and its Consolidated Subsidiaries as at December 31, 1995 and the consolidated and consolidating results of their operations for the fiscal year ended on said date in accordance with generally accepted accounting principles and practices applied on a consistent basis, in each case on a pro-forma basis after giving effect to the River City Non-License Acquisition and the borrowings and prepayments hereunder to be made on the Restatement Effective Date.

                  (r) Solvency Analysis. A certificate of a senior financial officer of the Borrower certifying that, as of the Restatement Effective Date and after giving effect to the initial extension of credit hereunder and to the other transactions contemplated hereby, (i) the aggregate value of all Properties of the Borrower and its Subsidiaries at their present fair saleable value (i.e., the amount which may be realized within a reasonable time, considered to be six to eighteen months, either through collection or sale at the regular market value, conceiving the latter as the amount which could be obtained for the Property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions), exceeds the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Borrower and its Subsidiaries, (ii) the Borrower and its Subsidiaries will not, on a consolidated basis, have an unreasonably small capital with which to conduct their business operations as heretofore conducted and (iii) the Borrower and its Subsidiaries will have, on a consolidated basis, sufficient cash flow to enable them to pay their debts as they mature.

                  (s) No Material Adverse Change. A certificate of a senior financial officer of the Borrower certifying that

                                Credit Agreement
         since December 31, 1995 through the Restatement Effective Date there has been no material adverse change in the condition (financial or otherwise), operations, business, prospects, Properties (including, without limitation, Broadcast Licenses), nature of Properties or liabilities of any of (x) River City and its Affiliates from that set forth in the audited financial statements as at said date and furnished to the Agent prior to the date hereof or (y) the Borrower and its Subsidiaries from that set forth in the audited financial statement as at said date and furnished to the Agent prior to the date hereof. In addition since April 10, 1996, there shall not have occurred a material adverse change in loan syndication conditions generally.

                  (t)      Insurance.
                           ----------

                           (i) Certificates of insurance evidencing the existence of all insurance required to be maintained by the Borrower and its Subsidiaries pursuant to Section 9.04 hereof and the designation of the Agent as the loss payee, or additional insured, as appropriate, thereunder to the extent required by said Section 9.04 in respect of all insurance covering tangible Property, such certificates to be in such form and contain such information as is specified in said
                  Section 9.04;

                      (ii) A certificate  of a senior  financial  officer of the
                  Borrower setting forth the insurance obtained by it in accordance with the requirements of Section 9.04 and stating that such insurance is in full force and effect and that all premiums then due and payable thereon have been paid; and

                     (iii) a written report, dated reasonably near the Effective
                  Date, of PSA Financial Center, or any other firm of independent insurance brokers of nationally recognized standing, as to such insurance and stating that, in their opinion, such insurance adequately protects the interests of the Agent and the Lenders, is in compliance with the provisions of said Section 9.04, and is comparable in all respects with insurance carried by responsible owners and operators of Properties similar to those covered or contemplated to be covered by the Mortgages.

                  (u) Environmental Surveys. Environmental surveys and assessments prepared by a firm of licensed engineers (familiar with the identification of toxic and hazardous substances) covering such Properties as may be reasonably requested by any Lender.

                                Credit Agreement

                  (v) No Judgment and Litigation. A certificate of a senior financial officer of the Borrower certifying that (i) there exists no judgment, order, injunction or other restraint issued or filed which prohibits the making of any Loans, the issuance of any Letters of Credit or the consummation of the River City Non-License Acquisition, any River City License Acquisition or the other transactions contemplated hereby and (ii) no action, suit or litigation proceeding at law or in equity by or before any court or Governmental Authority or agency exists or is threatened with respect to the River City Non-License Acquisition or any River City License Acquisition.

                  (w) Structure, Etc. Neither the Agent nor any Lender shall have objected in writing to (i) the Borrower's state and Federal tax assumptions, (ii) the ownership, capital, organizational and legal structure of the Borrower and its Subsidiaries, including, without limitation, the terms and conditions of the Seller Stock of the Borrower to be issued to River City in connection with the River City Non-License Acquisition, (iii) the quality and condition of the
         Properties of the Borrower, River City and their respective Subsidiaries, (iv) all material contracts (including, without limitation, programming agreements) of the Borrower, River City and their respective Subsidiaries or (v) any issues relating to the Federal Communications Act of 1934, as amended, or any applicable FCC rule, regulation or policy.

                  (x) Indebtedness. A certificate of a senior financial officer of the Borrower certifying that on the Restatement Effective Date (after giving effect to the initial extension of credit to be made hereunder on such date) there exists no Indebtedness of any Obligors other than Indebtedness permitted by clauses (a) and (b) of Section
         9.07 hereof.

                  (y) Estate of Julian S. Smith. A letter addressed to the Agent and the Lenders from the attorney for the Estate of Julian S. Smith stating that, and indicating the date as of which, (i) the Estate of Julian S. Smith has been closed and (ii) the Term Note dated September 30, 1990 of the Borrower payable to Julian S. Smith in the original face amount of $7,515,000 has been validly assigned to Carolyn C. Smith.

                  (z) Other Documents. Such other documents as the Agent or any Lender or special New York counsel to Chase may reasonably request.

                                Credit Agreement

The obligation of any Lender to make its initial extension of credit hereunder is also subject to the payment by the Borrower of such fees as the Borrower shall have agreed to pay or deliver to any Lender or the Agent in connection herewith, including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase, and Wiley, Rein & Fielding, special FCC counsel to Chase, in connection with the negotiation, preparation, execution and delivery of this Agreement and the other Basic Documents and the making of the Loans hereunder (to the extent that bills for such fees and expenses have been delivered to the Borrower).

                  7.02 Initial and Subsequent Loans. The obligation of the Lenders to make any Loan to the Borrower upon the occasion of each borrowing hereunder (including the borrowing on the Restatement Effective Date), and the obligation of the Issuing Bank to issue any Letter of Credit hereunder, is subject to the conditions precedent that, both immediately prior to the making of such Loan or issuance of such Letter of Credit and also after giving effect thereto:

                  (a)  no Default shall have occurred and be continuing;

                  (b) the representations and warranties made by the Borrower in
         Section 8 hereof, and by each Credit Party and Carolyn C. Smith in each of the other Basic Documents to which such Person is a party, shall be true and complete on and as of the date of the making of such Loan or issuance of such Letter of Credit with the same force and effect as if made on and as of such date (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date); and

                  (c) the Borrower shall be in compliance with the terms and conditions of each Senior Subordinated Note Indenture.

Each notice of borrowing by the Borrower or request for a Letter of Credit hereunder shall constitute a certification by the Borrower to the effect set forth in the preceding sentence (both as of the date of such notice or request and, unless the Borrower otherwise notifies the Agent prior to the date of such borrowing or issuance, as of the date of such borrowing or issuance) and, in the case of any borrowing of any Revolving Credit Loan or request for any Letter of Credit, shall include calculations demonstrating in reasonable detail, and, if requested by the Agent, a certificate from (i) the trustee under the 1995 Senior Subordinated Note Indenture confirming compliance with Section 1008(a) of the Senior Subordinated Note and (ii) the trustee under the 1993 Senior Subordinated
Note Indenture confirming compliance with Section 1008(a) of the 1993 Senior Subordinated

                                Credit Agreement

Note Indenture, in the case of each of the foregoing clauses (i) and (ii) after giving effect to such borrowing or the issuance of such Letter of Credit. If the Majority Revolving Credit Lenders, the Majority Tranche A Lenders, the Majority Tranche B Lenders or the Majority Tranche C Lenders, as the case may be, notify the Agent prior to the proceeds of such borrowing being made available to the Borrower or prior to the issuance of such Letter of Credit (as the case may be) that there is a reasonable basis to doubt the accuracy of the calculations referred to in the preceding sentence, such borrowing or such issuance (as the case may be) shall not occur.

                  Section  8.  Representations  and  Warranties.   The  Obligors
represent and warrant to the Lenders and the Agent that:

                  8.01  Corporate  Existence.  Each  of  the  Borrower  and  its
Subsidiaries: (a) is a corporation, partnership or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or other power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business and is in good standing in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

                  8.02 Financial Condition. The Borrower has heretofore furnished to each of the Lenders consolidated and consolidating balance sheets of the Borrower and its Consolidated Subsidiaries as at December 31, 1995 and the related consolidated and consolidating statements of income, retained earnings and changes in financial position (or of cash flow, as the case may be) of the Borrower and its Consolidated Subsidiaries for the fiscal year ended on said date, with the opinion thereon (in the case of said consolidated balance sheet and statements) of Arthur Andersen & Company. All such financial statements are complete and correct and present fairly, in all material respects, the consolidated and consolidating financial condition of the Borrower and its Consolidated Subsidiaries as at said date and the consolidated and consolidating results of their operations for the fiscal year ended on said date in accordance with generally accepted accounting principles and practices applied on a consistent basis. Neither the Borrower nor any of its Subsidiaries had on said date any material contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or

                                Credit Agreement
provided for in said balance sheet as at said date. Since December 31, 1995, there has been no material adverse change in the consolidated financial condition, operations, business or prospects taken of the Borrower and its Consolidated Subsidiaries taken as a whole from that set forth in said financial statements as at said date. The projections and assumptions underlying the calculations contained in the certificates referred to in Section 7.01(p) and the financial statements referred to in Section 7.01(q) hereof will be reasonable, and the pro forma adjustments underlying such calculations will be based upon reasonable estimates and properly effected in accordance with generally accepted accounting principles after giving effect to the River City Non-License Acquisition.

                  8.03 Litigation. Except as disclosed to the Lenders in writing on or prior to the date of this Agreement, there are no legal or arbitral proceedings, or any proceedings by or before any governmental or regulatory authority or agency, now pending or (to the knowledge of the Borrower (after due inquiry)) threatened (a) against the Borrower, any of its Subsidiaries or any Material Third-Party Licensee or any Person that owns the capital stock (or other equity ownership interest) of such Material Third-Party Licensee which, if adversely determined, could have a Material Adverse Effect or (b) relating to the River City Non-License Acquisition, any River City License Acquisition or the other transactions contemplated hereby.

                  8.04 No Breach. None of the execution and delivery of this Agreement and the Notes and the other Transaction Documents, the consummation of the transactions herein and therein contemplated and compliance with the terms and provisions hereof and thereof will conflict with or result in a breach of, or require any consent (other than the approvals of the FCC provided in the Security Documents and those referred to in Section 8.06 hereof) under, the charter or by-laws of any Obligor, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Borrower or any of its Subsidiaries is a party or by which any of them is bound or to which any of them is subject, or constitute a default under any such agreement or instrument, or (except for the Liens created pursuant to the Security Documents) result in the creation or imposition of any Lien upon any Property of the Borrower or any of its Subsidiaries pursuant to the terms of any such agreement or instrument.

                  8.05 Action. Each Obligor has all necessary corporate power and authority to execute, deliver and perform its obligations under each of the Transaction Documents to which it is a party; the execution, delivery and performance by each

                                Credit Agreement

Obligor of each of the Transaction Documents to which it is a party have been duly authorized by all necessary corporate action on its part (including, without limitation, any required shareholder approvals); and this Agreement has been duly and validly executed and delivered by each Obligor and constitutes, and each of the other Transaction Documents to which such Obligor is a party when executed and delivered by such Obligor will constitute, its legal, valid and binding obligation, enforceable in accordance with its terms.

                  8.06 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by any Obligor of the Transaction Documents to which such Obligor is a party or for the validity or enforceability thereof, except (a) for filings and recordings in respect of the Liens created pursuant to the Security Documents, (b) filings under 47 CFR ss.73.3613 and (c) the approvals by the FCC for the acquisition of any Broadcast Licenses.

                  8.07 Use of Loans. Neither the Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock and no part of the proceeds of any extension of credit hereunder will be used to buy or carry any Margin Stock.

                  8.08 ERISA. The Borrower and the ERISA Affiliates have fulfilled their respective obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and are in compliance in all material respects with the presently applicable provisions of ERISA and the Code, and have not incurred any liability to the PBGC or any Plan or Multiemployer Plan (other than to make contributions in the ordinary course of business).

                  8.09 Taxes. United States Federal income tax returns of the Borrower and its Subsidiaries have been examined and closed through the fiscal year of the Borrower ended December 31, 1992. The Borrower and its Subsidiaries have filed all United States Federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Borrower, adequate. The Borrower has not given or been requested to give a waiver of the

                                Credit Agreement
statute of limitations relating to the payment of any Federal, state, local or foreign taxes or other impositions. If the Borrower is a member of an affiliated group of corporations filing consolidated returns for United States Federal income tax purposes, it is the "common parent" of such group.

                  8.10 Investment Company Act. Neither the Borrower nor any of its Subsidiaries is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

                  8.11 Public Utility Holding Company Act. Neither the Borrower nor any of its Subsidiaries is a "holding company", or an "affiliate" of a "holding company" or a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                  8.12 Indebtedness and Interest Rate Protection Agreements. (a) Part A of Schedule I hereto is a complete and correct list, as of the date of this Agreement, of each credit agreement, loan agreement, indenture, purchase agreement, guarantee, letter of credit or other arrangement providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guarantee by, the Borrower or any of its Subsidiaries, the aggregate principal or face amount of which equals or exceeds (or may equal or exceed) $150,000, and the aggregate principal or face amount outstanding or which may become outstanding under each such arrangement is correctly described in Part A of Schedule I hereto.

                  (b) Part B of Schedule I hereto is a complete and correct list, as of the date of this Agreement, of each Interest Rate Protection Agreement in respect of a notional principal amount which equals or exceeds (or may equal or exceed) $150,000.

                  8.13 Hazardous Materials. The Borrower and each of its Subsidiaries have obtained all permits, licenses and other authorizations which are required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization would not result in a liability (individually or in the aggregate) exceeding $1,000,000. The Borrower and each of its Subsidiaries are in compliance with the terms and conditions of all such permits, licenses and authorizations, and are also in compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply would not

                                Credit Agreement
result in a liability (individually or in the aggregate) exceeding $1,000,000.

                  In addition, except as set forth in Schedule II hereto:

                  (a) No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any governmental or other entity with respect to any alleged failure by the Borrower or any of its Subsidiaries to have any permit, license or authorization required in connection with the conduct of the business of the Borrower or any of its Subsidiaries or with respect to any generation, treatment, storage, recycling, transportation, discharge or disposal, or any Release of any Hazardous Materials generated by the Borrower or any of its Subsidiaries.

                  (b) Neither the Borrower nor any of its Subsidiaries or Environmental Affiliates has operated a treatment, storage or disposal facility requiring a permit under the Resource Conservation and Recovery Act of 1976, as amended, or under any comparable state or local statute at any Property now or previously owned or leased by the Borrower or any of its Subsidiaries or Environmental Affiliates; and

                       (i) no substance  containing  PCBs is or has been present
                  at any Property now or previously owned or leased by the Borrower or any of its Subsidiaries or Environmental Affiliates;

                       (ii) no asbestos is or has been  present at any  Property
                  now or previously owned or leased by the Borrower or any of its Subsidiaries or Environmental Affiliates;

                     (iii) there are no underground storage tanks active or abandoned, at any Property now or previously owned or leased by the Borrower or any of its Subsidiaries or Environmental Affiliates;

                      (iv) no  Hazardous  Materials  have  been  Released,  in a reportable quantity, where such a quantity has been established by statute, ordinance, rule, regulation or order, at, on or under any Property now or previously owned by the Borrower or any of its Subsidiaries or Environmental Affiliates; and

                       (v) no Hazardous  Materials have been otherwise  Released
                  at, on or under any Property now or previously

                                Credit Agreement
                  owned or leased by the Borrower or any of its Subsidiaries to an extent that it has, or may reasonably be expected to have, a liability exceeding $1,000,000.

                  (c) Neither the Borrower nor any of its Subsidiaries or Environmental Affiliates has transported or arranged for the transportation of any Hazardous Material to any location which is listed on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), listed for possible inclusion on the National Priorities List by the Environmental Protection Agency in CERCLIS or on any similar state list or which is the subject of Federal, state or local enforcement actions or other investigations which may lead to claims against the Borrower or any of its Subsidiaries for clean-up costs, remedial work, damages to natural resources or for personal injury claims, including, but not limited to, claims under CERCLA.

                  (d) No Hazardous Material generated by the Borrower or any of its Environmental Affiliates has been recycled, treated, stored, disposed of or Released by the Borrower or any of its Environmental Affiliates at any location other than those listed in Schedule II hereto.

                  (e) No oral or written notification of a Release of a Hazardous Material has been filed by or on behalf of the Borrower or any of its Subsidiaries and no Property now or previously owned or leased by the Borrower or any of its Subsidiaries is listed or proposed for listing on the National Priorities list promulgated pursuant to CERCLA, on CERCLIS or on any similar state list of sites requiring investigation or clean-up.

                  (f) No Liens have arisen under or pursuant to any Environmental Laws on any of the real Property or Properties owned or leased by the Borrower or any of its Subsidiaries, and no government actions have been taken or are in process which could subject any of such Properties to such Liens and neither the Borrower nor any of its Subsidiaries would be required to place any notice or restriction relating to the presence of Hazardous Materials at any Property owned by it in any deed to such Property.

                  (g) There have been no environmental investigations, studies, audits, tests, reviews or other analyses conducted by or which are in the possession of the Borrower or any of its Subsidiaries in relation to any Property or facility now or previously owned or leased by the Borrower or any of its

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                                     - 101 -

         Subsidiaries which have not been made available to the Lenders.














                                Credit Agreement

                  8.14  Subsidiaries, Etc.

                  (a) Set forth in Part A of Schedule III hereto is a complete and correct list, as of the date hereof, of all of the Subsidiaries of the Borrower, together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary, (ii) each Person holding ownership interests in such Subsidiary and (iii) the nature of the ownership interests held by each such Person and the percentage of ownership of such Subsidiary represented by such ownership interests. Except as disclosed in Part A of Schedule III hereto,
(x) each of the Borrower and its Subsidiaries owns, free and clear of Liens (other than Liens created pursuant to the Security Documents), and has the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Part A of Schedule III hereto, (y) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable and (z) there are no outstanding Equity Rights with respect to such Person.

                  (b) Set forth in Part B of Schedule III hereto is a complete and correct list, as of the date of this Agreement, of each Investment (other than Investments disclosed in Part A of said Schedule III hereto) in an amount exceeding $25,000 held by the Borrower or any of its Subsidiaries in any Person and, for each such Investment, (i) the identity of the Person or Persons holding such Investment and (ii) the nature of such Investment. Except as disclosed in Part B of Schedule III hereto, each of the Borrower and its Subsidiaries owns, free and clear of all Liens (other than Liens created pursuant to the Security Documents), all such Investments.

                  (c) None of the Subsidiaries of the Borrower is, on the date of this Agreement, subject to any indenture, agreement, instrument or other arrangement of the type described in the last sentence of 9.22 hereof.

                  8.15  Broadcast Licenses.

                  (a) Part A of Schedule IV hereto accurately and completely lists, as of the date hereof, for each Owned Station, all Broadcast Licenses granted or assigned to the Borrower or any of its Subsidiaries, or under which the Borrower and its Subsidiaries have the right to operate such Owned Station. The Broadcast Licenses listed on Part A of Schedule IV hereto with respect to any Owned Station include all material authorizations, licenses and permits issued by the FCC that are required or necessary for the operation of such Owned Station, and the conduct of the business of the Borrower and its Subsidiaries with respect to such Owned Station, as now conducted or proposed to be

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


                                     - 103 -

conducted. The Broadcast Licenses listed in Part A of Schedule IV hereto are issued in the name of the respective License Subsidiary for the Owned Station being operated under authority of such Broadcast Licenses and are on the date hereof validly issued and in full force and effect, and the Borrower and its Subsidiaries have fulfilled and performed in all material respects all of their obligations with respect thereto and have full power and authority to operate thereunder.

                  (b) Part B of Schedule IV hereto accurately and completely lists, as of the date hereof, for each Contract Station, all Broadcast Licenses granted or assigned to the Material Third-Party Licensee for such Contract
Station, or under which the Material Third-Party Licensee for such Contract Station has the right to operate such Contract Station. The Broadcast Licenses listed on Part B of Schedule IV hereto with respect to any Contract Station include all material authorizations, licenses and permits issued by the FCC that are required or necessary for the operation of such Contract Station, and the conduct of the business of the Material Third-Party Licensee for such Contract Station with respect to such Contract Station, as now conducted or proposed to be conducted. The Broadcast Licenses listed in Part B of Schedule IV hereto are issued in the name of the Material Third-Party Licensee for the Contract Station being operated under authority of such Broadcast Licenses and are on the date hereof validly issued and in full force and effect, and the Material Third-Party Licensee for such Contract Station has fulfilled and performed in all material respects all of its obligations with respect thereto and has full power and authority to operate thereunder.

                  8.16 Property. The Borrower and its Subsidiaries will own or hold all easements, rights-of-way, licenses in respect of real property and similar rights as are necessary for the acquisition, ownership and operation of the Stations. Each of the Borrower and its Subsidiaries has good title to its properties and assets free and clear of all Liens, except for Liens permitted under Section 9.06 hereof. Set forth on Schedule VI attached hereto is a list, as of the Restatement Effective Date (after giving effect to the consummation of the River City Non-License Acquisition), of all of the real property interests held by the Borrower and its Subsidiaries, indicating in each case whether the respective Property is owned or leased, the identity of the owner or lessee and the location of the respective Property.

                  8.17 Ancillary Documents. The Borrower has heretofore delivered to the Agent a true and complete copy of the Ancillary Documents, in each case as in effect on the date hereof, and each of the same is in full force and effect and no default of any

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                                     - 104 -

Obligor party thereto of any of the provisions thereof is in existence on the date hereof.

                  8.18 Film Obligations. Set forth in Schedule V hereto is a complete and correct list as at March 31, 1996 (on a pro forma basis after giving effect to the River City Non-License Acquisition), setting forth for each Station on a program-by- program basis, the respective Film Cash Payments to be made in each fiscal year during the period commencing on January 1, 1996 through and including December 31, 2003.

                  8.19 Capitalization. The authorized capital stock of the Borrower consists, on the date hereof, of 75,000,000 shares consisting of (a) 35,000,000 shares of Class A Common Stock, par value $.01 per share, of which 6,273,000 shares are duly and validly issued and outstanding, each of which shares is fully paid and nonassessable, (b) 35,000,000 shares of Class B Common Stock, par value $.01 per share, of which 28,476,981 shares are duly and validly issued and outstanding, each of which shares is fully paid and nonassessable,
(c) 5,000,000 shares of Series A Exchangeable Preferred Stock, par value $.01 per share, of which 4,181,818 shares are duly and validly issued and outstanding, each of which shares is fully paid and nonassessable. As of the date hereof 0.000797% of such issued and outstanding shares of Class A Common Stock are owned beneficially and of record by the Smith Brothers and 100% of such issued and outstanding shares of Class B Common Stock are owned beneficially and of record, directly or indirectly, by the Smith Brothers. As of the date hereof, (i) except for (x) the Designated Employee Stock Option Plan and (y) Equity Rights created pursuant to the River City Acquisition Documents, there are no outstanding Equity Rights with respect to the Borrower and (ii) except for the right of the holders of the Seller Stock (or of any such stock converted into the Borrower's Class A Common Stock) to require the Borrower to repurchase such Seller Stock (or Class A Common Stock), there are no outstanding obligations of the Borrower or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any shares of capital stock of the Borrower nor are there any outstanding obligations of the Borrower or any of its Subsidiaries to make payments to any Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market value or equity value of the Borrower or any of its Subsidiaries.

                  8.20 True and Complete Disclosure. The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Obligors to the Agent or any Lender in connection with the negotiation, preparation or delivery of this Agreement and the other Basic Documents or included herein or therein or delivered pursuant hereto or

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
thereto, when taken as a whole do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by the Borrower and its Subsidiaries to the Agent and the Lenders in connection with this Agreement and the other Basic Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to the Borrower that could have a Material Adverse Effect that has not been disclosed herein, in the other Basic Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Lenders for use in connection with the transactions contemplated hereby or thereby.

                  8.21 Tax Identification Numbers. The tax identification number for each Obligor on the date hereof is correctly set forth opposite the name of such Obligor on Schedule VII hereto.

                  8.22 Program Services Agreements. Schedule VIII hereto is a complete and correct list, as of the date of this Agreement, of (a) each agreement pursuant to which the Borrower or any of its Subsidiaries has the right to program and sell advertising on a substantial portion of the inventory of broadcast time of any Station and (b) any such agreement that will be assigned to, or entered into by, the Borrower or any of its Subsidiaries, in connection with the River City Non-License Acquisition.

                  8.23 Options. Schedule IX hereto is a complete and correct list, as of the date of this Agreement, of (a) each option agreement pursuant to which the Borrower or any of its Subsidiaries has the right to acquire licenses, permits, authorizations or certificates to construct, own, operate or promote any television or radio broadcasting station and (b) any such option agreement that will be assigned to, or entered into by, the Borrower or any of its Subsidiaries, in connection with the River City Non-License Acquisition.

                  8.24 Asset Use and Operating Agreements. Schedule X hereto is a complete and correct list, as of the date of this Agreement, with respect to each Owned Station, of the agreement between the Subsidiary of the Borrower that operates such Owned Station and a License Subsidiary with respect to such Owned Station.

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

                  Section 9. Covenants of the Obligors. The Obligors covenant and agree with the Lenders and the Agent that, so long as any Commitment, Loan or Letter of Credit Liability is outstanding and until payment in full of all amounts payable by the Borrower hereunder:

                  9.01 Financial Statements. The Borrower shall deliver to the Agent (with sufficient copies for each Lender):

                  (a) as soon as available and in any event within 45 days after the end of each quarterly fiscal period of each fiscal year of the Borrower, consolidated and consolidating statements of income, retained earnings and cash flow of the Borrower and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated and consolidating balance sheets as at the end of such period, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the corresponding period in the preceding fiscal year, accompanied by a certificate of a senior financial officer of the Borrower, which certificate shall state that said financial statements present fairly, in all material respects, the consolidated financial condition and results of operations of the Borrower and its Consolidated Subsidiaries, and the respective individual unconsolidated financial condition and results of operations of the Borrower and of each of its Consolidated Subsidiaries, in each case in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

                  (b) as soon as available and in any event within 110 days after the end of each fiscal year of the Borrower, consolidated and consolidating statements of income, retained earnings and cash flow of the Borrower and its Consolidated Subsidiaries for such year and the related consolidated and consolidating balance sheets as at the end of such year, setting forth in each case in comparative form the corresponding consolidated and consolidating figures for the preceding fiscal year, and accompanied (i) in the case of said consolidated statements and balance sheet, by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said consolidated financial statements present fairly, in all material respects, the consolidated financial condition and results of operations of the Borrower and its Consolidated Subsidiaries as at the end of, and for, such fiscal year in accordance with generally accepted accounting

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
         principles, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default, and (ii) in the case of said consolidating statements and balance sheets, by a certificate of a senior financial officer of the Borrower, which certificate shall state that said consolidating financial statements fairly present the respective individual unconsolidated financial condition and results of operations of the Borrower and of each of its Consolidated Subsidiaries, in each case in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such fiscal year;

                  (c) as soon as available, and in any event within 30 days (on a Station-by-Station basis) after the end of each monthly accounting period in each fiscal year of the Borrower, a statement of EBITDA for such monthly accounting period and for the beginning of such fiscal year to the end of such monthly accounting period, setting forth, in each case in comparative form the corresponding figures for the corresponding monthly accounting period and period in the preceding fiscal year;

                  (d) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any (including, without limitation, reports on Forms 10-Q and 10-K), which the Borrower or any of its Subsidiaries shall have filed with the Securities and Exchange Commission (or any governmental agency substituted therefor) or any national securities exchange;

                  (e) promptly upon the furnishing thereof generally to the holders of any class or issue of securities of the Borrower (or to any of their respective agents or trustees) copies of all financial statements, reports, proxy statements, notices and other communications so furnished; and promptly upon the receipt thereof by the Borrower, copies of any notices, reports or other communications from any holder of any Preferred Stock, any In-Kind Preferred Stock or any Senior Subordinated Notes (or any agent or trustee therefor);

                  (f) as soon as possible, and in any event within ten days after the Borrower knows or has reason to believe that any of the events or conditions specified below with respect to any Plan or Multiemployer Plan have occurred or exist, a statement signed by a senior financial officer of the Borrower setting forth details respecting such event or condition and the action, if any, which the Borrower or its

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

         ERISA Affiliate proposes to take with respect thereto (and a copy of any report or notice required to be filed with or given to PBGC by the Borrower or an ERISA Affiliate with respect to such event or condition):

                       (i) any reportable  event,  as defined in Section 4043(c)
                  of ERISA and the regulations issued thereunder, with respect to a Plan, as to which PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event (provided that a failure to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA shall be a reportable event regardless of the issuance of any waivers in accordance with Section 412(d) of the Code);

                       (ii) the filing  under  Section 4041 of ERISA of a notice
                  of intent to terminate any Plan or the termination of any Plan;

                     (iii) the institution by PBGC of proceedings  under Section
                  4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by the Borrower or any ERISA Affiliate of a notice from a Multiemployer Plan that such action has been taken by PBGC with respect to such Multiemployer Plan;

                      (iv) the complete or partial withdrawal by the Borrower or any ERISA Affiliate under Section 4201 or 4204 of ERISA from a Multiemployer Plan, or the receipt by the Borrower or any ERISA Affiliate of notice from a Multiemployer Plan that it is in reorganization or insolvency pursuant to Section 4241 or 4245 of ERISA or that it intends to terminate or has terminated under Section 4041A of ERISA;

                       (v) the institution of a proceeding by a fiduciary of any
                  Multiemployer Plan against the Borrower or any ERISA Affiliate to enforce Section 515 of ERISA, which proceeding is not dismissed within 30 days; and

                      (vi) the adoption of an amendment to any Plan that, pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA, would result in the loss of tax-exempt status of the trust of which such Plan is a part if the Borrower or an ERISA Affiliate fails to timely provide security to such Plan in accordance with the provisions of said Sections;

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

                  (g) as soon as available and in any event within 45 days after the end of each of the quarterly fiscal periods of each fiscal year of the Borrower, a schedule setting forth for each Station, the respective Film Cash Payments for such Station for each fiscal year commencing with the then current fiscal year through and including the fiscal year ending December 31, 2003;

                  (h) promptly after any Obligor knows or has reason to believe that any Default has occurred, a notice of such Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that the Borrower has taken and proposes to take with respect thereto;

                  (i) promptly following delivery thereof to or by the Borrower or any of its Subsidiaries, copies of all material notices, reports, approvals and other material communications that are received by the Borrower or any of its Subsidiaries from the FCC or filed by the Borrower or any of its Subsidiaries with the FCC;

                  (j) promptly following delivery thereof to or by the Borrower or any of its Subsidiaries, copies of all material notices (including, without limitation, notices of default), financial statements, reports, approvals and other material communications that are received by the Borrower or any of its Subsidiaries from or on behalf of any Material Third- Party Licensee or Affiliate of any Material Third-Party Licensee or furnished by the Borrower or any of its Subsidiaries to any Material Third-Party Licensee or Affiliate of any Material Third-Party Licensee;

                  (k) from time to time such other information regarding the financial condition, operations, business or prospects of the Borrower, any of its Subsidiaries, any Station, any Material Third-Party Licensee or any Person that owns the capital stock (or other equity ownership interest) of any Material Third-Party Licensee (including, without limitation, any Plan or Multiemployer Plan and any reports or other information required to be filed under ERISA) as any Lender or the Agent may reasonably request.

The Borrower will furnish to the Agent (with sufficient copies for each Lender), at the time it furnishes each set of financial statements pursuant to paragraph
(a) or (b) above,  a certificate of a senior  financial  officer of the Borrower
(i) to the effect that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail and describing the action that the Borrower has

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
taken and proposes to take with respect thereto) and (ii) setting forth in reasonable detail the computations necessary to determine whether the Borrower is in compliance with Sections 9.07(e), 9.09, 9.10, 9.11, 9.12, 9.13, 9.14, 9.15
and 9.16 hereof as of the end of the respective quarterly fiscal period or fiscal year. In addition, the Borrower shall in each of its fiscal years (commencing with its fiscal year ending 1996) as soon as available and in any event on or before December 31 of each fiscal year, deliver to each Lender, a budget for the next following fiscal year setting forth anticipated income, expense and capital expenditure items for each quarter during such fiscal year and, on a date to be mutually agreed upon with the Agent, arrange for its relevant officers to be present at a meeting with the Lenders for the purpose of discussing its business, prospects and financial affairs (including its near-term projections) with the Lenders.

                  9.02 Litigation. The Borrower will promptly give to the Agent (with sufficient copies for each Lender) notice of all legal or arbitral proceedings, and of all proceedings by or before any governmental or regulatory authority or agency, and any material development in respect of such legal or other proceedings (collectively, "Proceedings"), affecting the Borrower or any of its Subsidiaries or any of their respective assets, franchises or licenses (including, without limitation, the Broadcast Licenses for Owned Stations) except Proceedings which, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect or result in the loss of a franchise or license (including, without limitation, any Broadcast License for an Owned Station other than an Immaterial Broadcast License). The Borrower will promptly give to the Agent (with sufficient copies for each Lender) notice of all Proceedings affecting the Material Third-Party Licensee for a Contract Station or any Broadcast Licenses for such Contract Station except Proceedings which, if adversely determined, would not (either individually or in the aggregate) have a Material Adverse Effect or result in the loss of any Broadcast License (other than an Immaterial Broadcast License) for such Contract Station.

                  9.03 Existence, Etc. The Borrower will, and will cause each of its Subsidiaries to:

                  (a) preserve and maintain its legal existence and all of its material rights, privileges and franchises (including, without limitation, the Broadcast Licenses, but excluding Immaterial Broadcast Licenses, for Owned Stations) (provided that nothing in this Section
         9.03 shall prohibit any transaction  expressly  permitted under Section
         9.05 hereof);

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

                  (b) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply with such requirements would (either individually or in the aggregate) have a Material Adverse Effect;

                  (c) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained;

                  (d) maintain all of its Properties used or useful in its business in good working order and condition, ordinary wear and tear excepted; and

                  (e) permit representatives of any Lender or the Agent, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by such Lender or the Agent (as the case may be).

                  9.04 Insurance. The Borrower will, and will cause each of its Subsidiaries to, maintain insurance with financially sound and reputable insurance companies, and with respect to Property and risks of a character usually maintained by corporations engaged in the same or similar business similarly situated, against loss, damage or liability of the kinds and in the amounts customarily maintained by such corporations and maintain such other insurance as is usually carried by such corporations, provided that the Borrower will in any event maintain (with respect to itself, each of its Subsidiaries and each Owned Station), and will cause the Material Third-Party Licensee for each Contract Station (or the Person that owns the capital stock (or other equity ownership interest) of such Material Third-Party Licensee) to maintain (with respect to itself and such Contract Station), casualty insurance and insurance against claims and damages with respect to defamation, libel, slander, privacy or other similar injury to person or reputation (including, without limitation, misappropriation of personal likeness), in such amounts as are then customary for Persons engaged in the same or similar business similarly situated. The Borrower shall provide to the Agent at the same time it furnishes its annual financial statements under Section 9.01(b) hereof a certificate of insurance comparable in scope to the certificate furnished under Section 7.01(t)(i) hereof demonstrating compliance with this Section 9.04.

                                Credit Agreement

                  9.05  Prohibition of Fundamental Changes.
                        ----------------------------------

                  (a) The Borrower will not, nor will it permit any of its Subsidiaries to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution).

                  (b) The Borrower will not, and will not permit any of its Subsidiaries to, acquire any business or Property from, or capital stock of, or be a party to any acquisition of, any Person, or acquire any option to make any such acquisition, except for purchases of inventory, programming rights and other Property to be sold or used in the ordinary course of business, Investments permitted under Section 9.08 hereof, Capital Expenditures permitted under Section 9.12 hereof and the River City Non-License Acquisition.

                  (c) The Borrower will not, and will not permit any of its Subsidiaries to, without the prior written consent of the Majority Lenders, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or a substantial part of its business or Property, whether now owned or hereafter acquired including, without limitation, receivables and leasehold interests, but excluding (i) any inventory or other Property sold or disposed of in the ordinary course of business and on ordinary business terms and (ii) obsolete or worn-out Property, tools or equipment no longer used or useful in its business so long as the amount thereof sold in any single fiscal year by the Borrower and its Subsidiaries shall not have a fair market value in excess of $250,000.

                  (d) Notwithstanding the foregoing provisions of this Section 9.05:

                  (i) the Borrower and its Subsidiaries may consummate any River City License Acquisition or any Approved Acquisition (each, a "Subject Acquisition") provided that:

                           (w)   both   immediately   prior   to  such   Subject
                  Acquisition and, after giving effect thereto, no Default shall have occurred and be continuing;

                           (x) each assignment or transfer of control of Broadcast Licenses to the Borrower or any of its Subsidiaries shall have been approved by (A) a Final FCC Order, in the case of the consummation of the exercise of any of the WPTT Conversion Option, the Glencairn Options or the WDBB Option, or (B) an Initial FCC Order, in the case of any Subject Acquisition other than those referred to in the preceding clause (A) and,

                                Credit Agreement
                  if the Agent or the Majority Lenders shall have so requested, the Agent shall have received an opinion of Fisher Wayland
                  Cooper Leader and Zaragoza L.L.P. (or other counsel satisfactory to the Agent or the Majority Lenders, as the case may be, in its (or their) reasonable judgment) to the effect that such transfer shall have been so approved by a Final FCC Order or an Initial FCC Order, as the case may be, and that such Broadcast Licenses have been validly assigned to the Borrower or such Subsidiary;

                           (y) (A) (in the case of (1) the WYZZ Acquisition, (2)
                  the acquisition of assets (or of the capital stock (or other equity ownership interest) of the Person that owns such assets) and assumption of liabilities relating to WWWS(AM) and WGR(AM), Buffalo, New York, (3) the acquisition of assets (or of the capital stock (or other equity ownership interest) of the Person that owns such assets) and assumption of liabilities relating to of WXWX-FM, Easley, South Carolina and WXWX-FM, Greer, South Carolina and (4) the acquisition of assets (or of the capital stock (or other equity ownership interest) of the Person that owns such assets) and assumption of liabilities relating to WPMR- AM and WKRF-FM, Tobyhanna, Pennsylvania) no later than twenty Business Days prior to the consummation of such acquisition, the Borrower shall have delivered to the Agent drafts or executed counterparts of such of the respective agreements or instruments pursuant to which such acquisition is to be consummated (together with any related management, non-compete, employment, option or other material agreements), any schedules or other material ancillary documents to be executed or delivered in connection therewith, all of which shall be satisfactory to the Agent in form and substance and (B) promptly following request therefor, copies of such other information or documents relating to any Subject Acquisition as the Agent or any Lender or Lenders (through the Agent) shall have reasonably requested; and

                           (z) on the date on which the  Borrower  or any of its
                  Subsidiaries pays any WSYX Option Extension Payment or the WSYX Sale Price Differential, the Borrower shall furnish to the Lenders a certificate showing calculations (after giving effect to such payment) in reasonable detail that demonstrate that such payment will not result in a Default under Section
                  9.11 hereof;

                                Credit Agreement

                  (ii) the Borrower or any of its Subsidiaries may make any Other Acquisition provided that:

                           (s) the Aggregate Consideration for all Other Acquisitions (other than the acquisition of assets or capital stock (or other equity ownership interest) of any Person pursuant to an exchange permitted by Section 9.05(d)(iv)(y) hereof and the consummation of Other Acquisitions with the proceeds of dispositions pursuant to Section 9.05(d)(iv)(x) hereof) shall not exceed the sum of (A) aggregate amount of Net Available Proceeds of all Equity Issuances permitted by
                  Section 9.26 hereof received by the Borrower after the date hereof and on or prior to the date of consummation of such Other Acquisition, plus (B) 25% of Excess Cash Flow for each fiscal year of the Borrower ending before the date of consummation of such Other Acquisition (to the extent not otherwise applied by the Borrower in accordance with the provisions of this Agreement) plus (C) the aggregate unused amount of the Revolving Credit Commitments in effect at the time of such Other Acquisition (before giving effect to any borrowing thereunder to finance such Other Acquisition) minus
                  (D) $25,000,000;

                           (t) both immediately  prior to such Other Acquisition
                  and, after giving effect thereto, no Default shall have occurred and be continuing;

                           (u) each assignment or transfer of control of Broadcast Licenses to the Borrower or any of its Subsidiaries pursuant to any such Other Acquisition shall have been approved by an order of the FCC that is no longer subject to reconsideration or review by the FCC or by any court or administrative body and, if the Agent or the Majority Lenders shall have so requested, the Agent shall have received an opinion of Fisher Wayland Cooper Leader and Zaragoza L.L.P. (or other counsel reasonably satisfactory to the Agent or the Majority Lenders, as the case may be) to the effect that such transfer shall have been so approved by a final order of the FCC and that such Broadcast Licenses have been validly assigned to the Borrower or such Subsidiary;

                           (v) the ratio of Total  Indebtedness on the date that
                  such Other Acquisition is consummated (calculated after giving effect to the borrowings and prepayments hereunder to be made on such date) to EBITDA for the period of four fiscal quarters of the Borrower ending

                                Credit Agreement
                  on or most recently ended prior to such date (calculated on a pro forma basis as if such Other Acquisition had been consummated on the first day of such period) will not be greater than the lesser of (x) 6.50 to 1 and (y) such ratio as shall be required by Section 9.14 hereof on such date;

                           (w) on the date that such Other Acquisition is consummated, the Borrower shall furnish to the Lenders a certificate showing calculations (after giving effect to borrowings and prepayments hereunder to be made on such date and calculated on a pro forma basis as if such Other Acquisition had been consummated on the first day of the period of four fiscal quarters of the Borrower ending on or most recently ended prior to such date) in reasonable detail that demonstrate that such purchase will not result in a Default under any of (A) Sections 9.10, 9.11, 9.12, 9.13 or
                  9.15 hereof and (B) clause (v) of this Section 9.05(d)(ii);

                           (x) (A) no later than twenty  Business  Days prior to
                  the date that such Other Acquisition is consummated, the Borrower shall have delivered to the Agent drafts or executed counterparts of such of the respective agreements or instruments (including, without limitation, Program Services Agreements) pursuant to which such Other Acquisition is to be consummated (together with any related management, non-compete, employment, option or other material agreements), any schedules or other material ancillary documents to be executed or delivered in connection therewith, all of which shall be satisfactory in form and substance to the Agent (or, if the portion of the Aggregate Consideration for such Other Acquisition payable to extend and exercise any option acquired in connection with such Other Acquisition exceeds 20% of the Aggregate Consideration payable in connection with such Other Acquisition, the Majority Lenders) and sufficient to demonstrate compliance by the Borrower with the requirements of this Section 9.05(d)(ii) and (B) promptly following request therefor, copies of such other information or documents relating to such Other Acquisition as the Agent or any Lender or Lenders (through the Agent) shall have reasonably requested;

                           (y) in  connection  with each  Other  Acquisition  in
                  which the Borrower or any of its Subsidiaries acquires real estate (other than by means of an office lease), the Borrower shall (if and to the extent requested by the Agent or the Majority Lenders) have undertaken

                                Credit Agreement
                  environmental surveys and assessments prepared by a firm of licensed engineers (familiar with the identification of toxic and hazardous substances) in form and substance satisfactory to the Agent and Majority Lenders and having results satisfactory to the Agent and Majority Lenders; provided that neither the Agent nor any Lender shall have any responsibility to the Borrower or any Subsidiary or any other Person arising out of or relating to the scope or results of such environmental due diligence; and

                           (z) if requested by the Agent or the Majority Lenders
                  with respect to any agreement (A) entered into by any Obligor and any other Person in connection with such Other Acquisition or (B) to be transferred to any Obligor in connection with such Other Acquisition, which agreement is determined by the Agent or the Majority Lenders, as the case may be, to be material (a "Material Agreement"), the Borrower shall cause such Obligor and such other Person to execute and deliver to the Agent a Consent and Agreement with respect to such Material Agreement;

            (iii) the Borrower or any of its Subsidiaries may sell to Glencairn or a Subsidiary of Glencairn the Broadcast Licenses for any one or more of WTTE-TV, WFBC-TV or KRRT-TV, and any Property required pursuant to the rules and regulations of the FCC to be sold in connection with the transfer of such Broadcast Licenses, provided that (x) any such sale shall be for an amount not less than 80% of the appraised value (as determined by an appraiser satisfactory to the Agent and the Borrower and experienced in the appraisal of properties similar to those being so sold), which amount shall be payable in cash, (y) Glencairn or such Subsidiary of Glencairn, as the case may be, shall enter into a Program Services Agreement with a Subsidiary of the Borrower with respect to each Station the Broadcast Licenses of which are so sold and (z) Glencairn or such Subsidiary of Glencairn, as the case may be, shall enter into a Consent and Agreement with the Agent relating to such Program Services Agreement;

             (iv) the Borrower or any of its Subsidiaries may dispose of substantially all of the assets relating to any Owned Station that is a radio broadcasting station (or the capital stock of the Subsidiary of the Borrower that owns such assets if such Subsidiary does not own any Property relating to any other Owned Station that is a television broadcasting station), provided that both immediately prior

                                Credit Agreement
         to such disposition and, after giving effect thereto, no Default shall have occurred and be continuing and:

                           (x) such disposition is a sale to any Person for cash
                  in an amount not less than the fair market value of such assets and (A) the EBITDA Percentage attributable to such assets together with the EBITDA Percentage attributable to all other assets sold pursuant to this clause (x) or exchanged pursuant to the following clause (y) during the immediately preceding twelve-month period (or, if shorter, the period from the Restatement Effective Date) shall not exceed 5% and (B) the EBITDA Percentage attributable to all assets of the Borrower and its Subsidiaries sold pursuant to this clause (x) or exchanged pursuant to the following clause (y) since the Restatement Effective Date shall not exceed 15%, (C) the Borrower shall have furnished to the Lenders, not later than the tenth Business Day preceding the date of such disposition a certificate in form and detail satisfactory to the Agent stating (and setting forth calculations in reasonable detail demonstrating) the EBITDA Percentage attributable to the assets so sold and (D) promptly following request therefor, copies of such other information or documents relating to such disposition as the Agent of any Lender or Lenders (through the Agent) shall have reasonably requested; or

                           (y) such disposition is an exchange, with any Person,
                  of such assets for assets owned by such Person (or the capital stock (or other equity ownership interest) of such Person) comprising a radio broadcasting station of equal or greater value, as determined in good faith by the Board of Directors of the Borrower or such Subsidiary and, (A) the EBITDA Percentage attributable to such assets of the Borrower or such Subsidiary together with the EBITDA Percentage attributable to all other assets of the Borrower or any of its Subsidiaries sold pursuant to the foregoing clause (x) or exchanged pursuant to the this clause (y) during the immediately preceding twelve-month period (or, if shorter, the period from the Restatement Effective Date) shall not exceed 5% and (B) the EBITDA Percentage attributable to all assets of the Borrower and its Subsidiaries sold pursuant to the foregoing clause (x) or exchanged pursuant to this clause (y) since the Restatement Effective Date shall not exceed 15%, (C) the acquisition of such assets of such Person pursuant to such exchange shall comply with the provisions of clause (d)(ii) of this Section 9.05 and

                                Credit Agreement

                  (D) the Borrower shall have furnished to the Lenders, not later than the tenth Business Day preceding the date of such disposition a certificate in form and detail satisfactory to the Agent stating (and setting forth calculations in reasonable detail demonstrating) the EBITDA Percentage attributable to the assets so sold;

         provided that, notwithstanding the foregoing clauses (x) and (y), no more than one-half of the number of radio broadcasting stations that may be acquired pursuant to Subject Acquisitions shall be disposed of pursuant this clause (iv).

              (v) the Borrower or any of its Subsidiaries may dispose of Properties for fair market value, provided that the aggregate fair market value of Properties disposed of by the Borrower and its Subsidiaries in any fiscal year of the Borrower may not exceed $1,000,000;

             (vi)  the  Borrower  or any  of its  Subsidiaries  may  dispose  of
         Properties acquired by any of them in the River City Non-License Acquisition that are substantially duplicative of Properties theretofore owned by any of them, provided that (x) any such disposition shall be for fair market value and (y) the aggregate fair market value of all such Properties disposed of the Borrower and its Subsidiaries after the date hereof may not exceed $2,500,000;

            (vii) the Borrower or any of its Subsidiaries may sell the WSTR Note to any Person (including, without limitation, any Affiliate) for cash in an amount not less than (x) $4,750,000 plus (y) the aggregate amount of unpaid interest on the WSTR Note accrued after the acquisition by the Borrower or any of its Subsidiaries of the WSTR Note minus (z) the aggregate amount of principal of the WSTR Note received by the Borrower and its Subsidiaries after such acquisition; and

           (viii) the Borrower or any of its Subsidiaries may sell in accordance with Section 10.4 of the Baker Employment Agreement to Barry Baker or to any Person designated by Barry Baker under said Section 10.4 the Property of the Borrower or such Subsidiary required to be so sold pursuant to said Section 10.4, provided that any such sale shall be for cash in an amount not less than the fair market value of the Property so sold.

                                Credit Agreement

                  9.06 Limitation on Liens. The Borrower will not, nor will it permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except:

                  (a)  Liens created pursuant to the Security Documents;

                  (b) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower or any of its Subsidiaries, as the case may be, in accordance with GAAP;

                  (c) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings and Liens securing judgments but only to the extent for an amount and for a period not resulting in an Event of Default under Section 10(h) hereof;

                  (d)  pledges  or   deposits   under   worker's   compensation,
         unemployment insurance and other social security legislation;

                  (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

                  (g) rights of tenants, as tenants only, under leases of real property acquired on the date hereof as part of the River City Non-License Acquisition, which rights do not materially detract from the value of the real property subject thereto or interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries performed thereon;

                                Credit Agreement

                  (h) Liens on the capital  stock of Glencairn  owned by Carolyn
         C. Smith acquired by the Borrower or any of its Subsidiaries pursuant to the exercise of the Glencairn Options, to the extent such Liens are in existence on the date of such acquisition;

                  (i) additional Liens upon real and/or personal Property (other than the partnership interest of FSF-TV in the Auburn Tower Partnership, a North Carolina general partnership) created after the date hereof, provided that the aggregate Indebtedness secured thereby and incurred on and after the date hereof shall not exceed $1,000,000 in the aggregate at any one time outstanding; and

                  (j) any extension, renewal or replacement of the foregoing, provided, however, that the Liens permitted hereunder shall not be spread to cover any additional Indebtedness or Property (other than a substitution of like Property).

                  9.07 Indebtedness. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur or suffer to exist any Indebtedness except:

                  (a)  Indebtedness to the Lenders hereunder;

                  (b) Indebtedness  outstanding on the date hereof and listed in
         Schedule I hereto;

                  (c) Indebtedness of the Borrower evidenced by senior subordinated notes in an aggregate principal amount not exceeding $200,000,000 at any one time outstanding and subordinated guarantees thereof by Subsidiary Guarantors (such Indebtedness and guarantees being collectively referred to as the "Additional Senior Subordinated Notes"), provided that (i) such notes are issued at not less than 97% of par, (ii) such notes and guarantees shall be unsecured and such notes shall bear interest at a fixed rate not greater than 12% per annum on the face amount thereof, (iii) no scheduled payments, prepayments, redemptions or sinking fund or like payments on such notes shall be required before the tenth anniversary of the date of issuance of such notes, (iv) the terms and conditions of such notes shall not be less favorable to the Borrower, its Subsidiaries, the Lenders and the Agent than the terms and conditions of the 1995 Senior Subordinated
         Note Indenture and the 1995 Senior Subordinated Notes, (v) the proceeds of such Indebtedness shall be used solely (x) to finance the consummation of the WSYX Acquisition and transaction expenses in connection therewith and/or (y) to prepay the Loans and reduce the

                                Credit Agreement

         Commitments pursuant to Section 2.09(b)(iii) hereof and (vi) no Default shall have occurred and be continuing at the time of incurrence of such Indebtedness or would result therefrom;

                  (d) Indebtedness of Subsidiaries of the Borrower to the Borrower or to other Subsidiaries of the Borrower;

                  (e) additional Indebtedness of the Borrower in an aggregate principal amount not exceeding $50,000,000 at any one time outstanding, provided (i) that no Default shall have occurred and be continuing at the time of incurrence of such Indebtedness or would result therefrom and (ii) such Indebtedness shall be unsecured;

                  (f) Subordinated Film Indebtedness of the Borrower in an aggregate principal amount not to exceed $10,000,000 at any one time outstanding, provided that the terms and conditions of each agreement or instrument evidencing or governing such Indebtedness shall be satisfactory to the Majority Lenders;

                  (g) Guarantees of Indebtedness of GDLP incurred in connection with Property used by the Borrower and its Subsidiaries in an aggregate principal amount (including all such Indebtedness, if any, permitted by Section 9.07(b) hereof) not exceeding $2,000,000 at any one time outstanding; and

                  (h) Indebtedness of the Borrower evidenced by senior subordinated notes and subordinated guarantees thereof by Subsidiary Guarantors (such Indebtedness and guarantees being collectively referred to as the "Converted Senior Subordinated Notes"), provided that (i) such notes and guarantees shall be unsecured and such notes shall bear interest at a fixed rate not greater than 15% per annum,
         (ii) no scheduled payments, prepayments, redemptions or sinking fund or like payments on such notes shall be required before the tenth anniversary of the date of issuance of the Preferred Stock, (iii) the terms and conditions of such notes shall not be less favorable to the Borrower, its Subsidiaries, the Lenders and the Agent than the terms and conditions of the 1995 Senior Subordinated Note Indenture and the 1995 Senior Subordinated Notes, (iv) the Borrower shall issue such notes pursuant to the conversion of all, but not less than all, of the Preferred Stock and the In-Kind Preferred Stock into such notes in an aggregate principal amount not exceeding the aggregate liquidation preference of the Preferred Stock and the In- Kind Preferred Stock so converted, (v) both immediately

                                Credit Agreement
         prior to such conversion of the Preferred Stock and the In- Kind Preferred Stock and, after giving effect thereto, no Default shall have occurred and be continuing and (vi) such conversion shall not be made prior to January 1, 1997.

                  9.08 Investments. The Borrower will not, and will not permit any of its Subsidiaries to, make or permit to remain outstanding any Investments except:

                  (a)  operating deposit accounts with banks;

                  (b)  Permitted Investments;

                  (c) Investments by the Borrower and its Subsidiaries in capital stock of Subsidiaries of the Borrower to the extent outstanding on the date of the financial statements of the Borrower and its Consolidated Subsidiaries referred to in Section 8.02 hereof or required by Section 9.25 hereof and advances by the Borrower and its Subsidiaries to Subsidiary Guarantors in the ordinary course of business permitted to be incurred by Section 9.07(d) hereof;

                  (d) Investments outstanding on the Restatement Effective Date (after giving effect to the consummation of the River City Acquisition) and identified in Schedule III hereto;

                  (e) the formation of special purpose Wholly Owned Subsidiaries of the Borrower for the acquisition of capital stock of or partnership interests in Persons resulting in such Persons becoming Wholly Owned Subsidiaries of the Borrower, in each case for the purpose of enabling the Borrower and its Subsidiaries to consummate acquisitions permitted by Section 9.05 hereof;

                  (f) Guarantees by Subsidiary Guarantors of Indebtedness of the Borrower to the extent such guarantees are expressly permitted by
         Section 9.07 hereof;

                  (g)  Guarantees permitted by Section 9.07(g) hereof;

                  (h)  the  conversion  by  the  Borrower  of  the   outstanding
         principal amount of the WPTT Convertible Debenture into non-voting common stock of WPTT in accordance with the terms thereof;

                  (i) Investments by the Borrower in Affiliates in an amount up to but not exceeding $125,000,000 in the aggregate provided that (x) no Default shall have occurred and be continuing at the time of the making of such Investment or

                                Credit Agreement
         would result therefrom, (y) at the time of the making of such Investment, the Total Indebtedness Ratio shall not be greater than the lesser of (A) 6.40 to 1 and (B) such ratio as shall be required by
         Section  9.14 hereof at the time of the making of such  Investment  and
         (z) each such Affiliate shall be engaged solely in lines of business activity that would be permitted by Section 9.19 hereof if such Affiliate were an Obligor hereunder; and

                  (j) additional Investments in an amount up to but not exceeding $10,000,000 in the aggregate, provided that no Default shall have occurred and be continuing at the time of the making of such Investment or would result therefrom.

                  9.09 Dividend Payments. The Borrower will not, and will not permit any of its Subsidiaries to declare or make any Dividend Payment at any time, except that, so long as no Default exists at the time of making such Dividend Payment or would result therefrom:

                  (a) the Borrower may pay to any Person (including, without limitation, an Affiliate) dividends in cash in any of its fiscal years ending after December 31, 1996 provided that (i) the aggregate amount of such dividends plus the aggregate amount of Additional Corporate Expense paid in such fiscal year does not exceed 25% of Excess Cash Flow for its fiscal year immediately preceding the fiscal year in which such dividends and Additional Corporate Expense are paid (to the extent that such 25% of Excess Cash Flow has not otherwise been applied by the Borrower in accordance with the provisions of this Agreement), and (ii) such dividend may not be paid earlier than three Business Days after the prepayment of Loans required by Section 2.09(c) hereof in such fiscal year of payment;

                  (b) the Borrower may pay dividends in cash on the Preferred Stock and the In-Kind Preferred Stock provided that at the time of the making of such Dividend Payment, the Total Indebtedness Ratio shall not be greater than the lesser of (i) 5.80 to 1 and (ii) such ratio as shall be required by Section 9.14 hereof at the time of the making of such Dividend Payment;

                  (c)  the  Borrower  may  convert  any  Preferred   Stock  into
         Convertible Senior Notes in accordance with Section 9.07(h) hereof; and

                  (d) the  Borrower  may  make  Equity  Issuances  permitted  by
         Section 9.26 hereof.

                                Credit Agreement

                  9.10 Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio on any date to be less than the ratio set forth below opposite the period during which such date falls:

                  Period                                         Ratio
                  ------                                         -----

         From the Restatement Effective
           Date through December 30, 1996                        1.60 to 1

         From December 31, 1996
           through December 30, 1997                             1.80 to 1

         From December 31, 1997
           through December 30, 1998                             2.00 to 1

         From December 31, 1998
           and at all times thereafter                           2.20 to 1

                  9.11 Fixed Charges Ratio. The Borrower will not permit the Fixed Charges Ratio to be less than or equal to 1.05 to 1 at any time.

                  9.12 Capital Expenditures. The Borrower will not permit the aggregate amount of Capital Expenditures to exceed (a) for its fiscal year ending in 1996, $30,000,000 and (b) for any of its fiscal years thereafter, 1.05 multiplied by the maximum aggregate amount of Capital Expenditures (excluding Additional Capital Expenditures (as defined below)) permitted under this Section
9.12 for the immediately preceding fiscal year of the Borrower; provided that the Borrower may permit additional Capital Expenditures ("Additional Capital Expenditures") in an aggregate amount (whether in one or more fiscal years of the Borrower) not exceeding $75,000,000, which Additional Capital Expenditures shall be used by the Borrower and its Subsidiaries solely to finance the conversion from an analog to a digital format of the television broadcasting facilities and equipment owned by Borrower and its Subsidiaries.

                  9.13 Senior Indebtedness Ratio. The Borrower will not permit the Senior Indebtedness Ratio on any date to be greater than the ratio set forth below opposite the period during which such date falls:

                  Period                                         Ratio
                  ------                                         -----

         From the Restatement Effective
           Date through September 29, 1996                       5.00 to 1

         From September 30, 1996

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
           through December 30, 1996                             4.75 to 1

         From December 31, 1996
           through June 29, 1997                                 4.50 to 1

         From June 30, 1997
           through December 30, 1997                             4.25 to 1

         From December 31, 1997
           through December 30, 1998                             4.00 to 1

         From December 31, 1998
           through December 30, 1999                             3.50 to 1

         From December 31, 1999
           and at all times thereafter                           2.50 to 1

Notwithstanding the foregoing, if the Borrower shall have consummated the WSYX Acquisition on or prior to March 31, 1997, the Senior Indebtedness Ratio for the period from December 31, 1996 through June 29, 1997 may exceed 4.50 to 1 but shall not exceed 4.75 to 1.

                  9.14 Total Indebtedness Ratio. The Borrower will not permit the Total Indebtedness Ratio on any date to be greater than the ratio set forth below opposite the period during which such date falls:

                  Period                                         Ratio
                  ------                                         -----

         From the Restatement Effective
           Date through September 29, 1996                       6.90 to 1

         From September 30, 1996
           through December 30, 1996                             6.60 to 1

         From December 31, 1996
           through June 29, 1997                                 6.25 to 1

         From June 30, 1997
           through December 30, 1997                             5.90 to 1

         From December 31, 1997
           through December 30, 1998                             5.50 to 1

         From December 31, 1998
           through December 30, 1999                             5.00 to 1

         From December 31, 1999
           and at all times thereafter                           4.00 to 1



                                Credit Agreement

Notwithstanding the foregoing, if the Borrower shall have consummated the WSYX Acquisition on or prior to March 31, 1997, the Total Indebtedness Ratio for the period from December 31, 1996 through June 29, 1997 may exceed 6.25 to 1 but shall not exceed 6.50 to 1.

                  9.15 Film Cash Payments and Sports Rights Payments. The Borrower will not permit the aggregate amount of the sum of Film Cash Payments plus Sports Rights Payments to exceed the following respective amounts (or such other amounts as the Borrower and the Agent may from time to time agree) for the following respective periods:


                  Period                                       Amount
                  ------                                       ------

         From the Restatement Effective
           Date through December 31, 1996                      $63,000,000

         From January 1, 1997
           through December 31, 1997                           $69,000,000

         From January 1, 1998
           through December 31, 1998                           $75,000,000

         From January 1, 1999
           through December 31, 1999                           $85,000,000

         From January 1, 2000
           through December 31, 2000                           $85,000,000

         From January 1, 2001
           through December 31, 2001                           $85,000,000

         From January 1, 2002
           through December 31, 2002                           $85,000,000

         From January 1, 2003
           through December 31, 2003                           $85,000,000

The Borrower will not, and will not permit any of its Subsidiaries to, incur any Film Obligations if the payment of the related Film Cash Payments, together with the payment of all other Film Cash Payments related to Film Obligations then outstanding, would result in a violation of the preceding sentence of this
Section 9.15 for any period. Neither the Borrower nor any of its Subsidiaries shall purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest

                                Credit Agreement
on, or any other  amount owing in respect of, any Film  Obligations,  except for
(a) regularly scheduled payments in respect thereof required pursuant to the instruments evidencing such Film Obligations and (b) with the consent of the Agent, prepayments of Film Obligations not exceeding $15,000,000 after the date hereof.

                  9.16 Corporate Expense. The Borrower will not permit Corporate Expense to exceed $9,000,000 for its fiscal year ending December 31, 1996 or, for any of its subsequent fiscal years thereafter, 3% of the Net Cash Revenue for such subsequent fiscal year, except that the Borrower may permit additional Corporate Expense ("Additional Corporate Expense") for any of its fiscal years provided that (a) the aggregate amount of such Additional Corporate Expense plus the aggregate amount of Dividend Payments made pursuant to Section 9.09(a) in such fiscal year does not exceed 25% of Excess Cash Flow for its fiscal year immediately preceding the fiscal year in which such Corporate Expense and such Dividend Payments are paid (to the extent that such 25% of Excess Cash Flow has not otherwise been applied by the Borrower in accordance with the provisions of this Agreement), (b) such Additional Corporate Expense may not be paid earlier than three Business Days after the prepayment of Loans required by Section 2.09(c) hereof in such fiscal year of payment and (c) no such Additional Corporate Expense may be paid at any time if a Default exists or would result therefrom.

                  9.17  Interest Rate Protection Agreements.

                  (a) The Borrower will obtain and maintain in full force and effect from the date not later than the 45th day after the Restatement Effective Date until no sooner than the second anniversary of the Restatement Effective Date one or more Interest Rate Protection Agreements with one or more of the Lenders (and/or with a bank or other financial institution having capital, surplus and undivided profits of at least $500,000,000), which effectively enables the Borrower (in a manner satisfactory to the Agent and at least one Managing Agent), as at any date, to protect itself against three-month London interbank offered rates plus the respective Applicable Margins for Eurodollar Loans in effect at the time such Interest Rate Protection Agreements are obtained exceeding (i) 9.5% per annum as to a notional principal amount at least equal to the 66-2/3% of the sum of (i) the aggregate principal amount of Tranche A Term Loans and Tranche C Term Loans scheduled to be outstanding from time to time and (ii) 9.75% per annum as to a notional principal amount at least equal to the 66-2/3% of the aggregate principal amount of Tranche B Term Loans scheduled to be outstanding from time to time.

                                Credit Agreement

                  (b) The Borrower will not, and will not permit any of its Subsidiaries to, obtain or enter into any Interest Rate Protection Agreements except as bona fide hedges against fluctuations in interest rates.

                  (c) Notwithstanding the foregoing clause (a), the Borrower shall be permitted to modify the requirements under the Interest Rate Protection Agreement with the consent of the Agent and at least one Managing Agent.

                  9.18 Subordinated Indebtedness. Neither the Borrower nor any of its Subsidiaries shall purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for, the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Subordinated Indebtedness, except for (a) prepayments on the Carolyn Smith Documents and the Julian Smith Documents in an aggregate amount not exceeding $2,000,000 in any fiscal year of the Borrower and
(b) regularly scheduled payments of principal and interest in respect thereof required pursuant to the instruments evidencing such Subordinated Indebtedness.

                  9.19 Lines of Business. The Borrower will not, nor will it permit any of its Subsidiaries to, engage to any substantial extent in any line or lines of business activity other than (a) the business of owning and operating the Stations (and related retransmission facilities), (b) the commercial utilization of frequencies licensed, granted or leased to the Borrower or any of its Subsidiaries by the FCC, any other governmental authority or any Person in connection with the television or radio broadcasting businesses and (c) the production, development, sale, lease or other provision of equipment and/or services to Persons engaged in the businesses relating to those referred to in the preceding clause (b); provided that the Borrower shall not permit the portion of EBITDA for any period derived from the business activity referred to in the foregoing clause (a) to be less than 85% of EBITDA for such period. None of the License Subsidiaries will engage in any line or lines of business activity other than as expressly contemplated in its respective Asset Use and Operating Agreement. The Borrower will cause all Broadcast Licenses for Owned Stations at all times to be held in the name of the respective License
Subsidiary for the Owned Station being operated under authority of such Broadcast Licenses. Notwithstanding the foregoing, CRESAP shall be permitted to engage in the business referred to in Section 9.27(a) hereof.

                                Credit Agreement

                  9.20 Transactions with Affiliates. Except as expressly permitted by this Agreement, the Borrower will not, nor will it permit any of its Subsidiaries to, directly or indirectly: (a) make any Investment in an Affiliate; (b) transfer, sell, lease, assign or otherwise dispose of any Property to an Affiliate; (c) merge into or consolidate with or purchase or acquire Property from an Affiliate; or (d) enter into any other transaction directly or indirectly with or for the benefit of an Affiliate (including, without limitation, guarantees and assumptions of obligations of an Affiliate); provided that (i) any Affiliate who is an individual may serve as a director, officer or employee of the Borrower or any of its Subsidiaries and receive reasonable compensation for his or her services in such capacity and (ii) the Borrower and its Subsidiaries may enter into transactions (other than extensions of credit by the Borrower or any of its Subsidiaries to an Affiliate) providing for the leasing of Property, the rendering or receipt of services or the purchase or sale of inventory and other Property in the ordinary course of business (it being understood and agreed that no Acquisition shall be deemed to be in the ordinary course of business) if the monetary or business consideration arising therefrom would be substantially as advantageous to the Borrower and its Subsidiaries as the monetary or business consideration which would obtain in a comparable transaction with a Person not an Affiliate.

                  9.21 Use of Proceeds. The Borrower will use the proceeds of the Loans hereunder (a) to repay loans outstanding under the Existing Credit Agreement, (b) to finance (i) the River City Non-License Acquisition, (ii) the River City License Acquisitions, (iii) the Approved Acquisitions, (iv) Other Acquisitions and (v) transaction costs in connection with all of the foregoing and (c) for its and its Subsidiaries' general corporate purposes (in compliance with all applicable legal and regulatory requirements); provided that neither the Agent nor any Lender shall have any responsibility as to the use of any of such proceeds.

                  9.22 Certain Obligations Respecting Subsidiaries. The Borrower will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that each of its Subsidiaries is a Wholly Owned Subsidiary. Without limiting the generality of the foregoing, none of the Borrower nor any of its Subsidiaries shall sell, transfer or otherwise dispose of any shares of stock in any Subsidiary owned by them, nor permit any Subsidiary to issue any shares of stock of any class whatsoever to any Person (other than to the Borrower or another Obligor and except as aforesaid). In the event that any such additional shares of stock shall be issued by any Subsidiary (except as aforesaid), the respective Obligor agrees



                                Credit Agreement
forthwith to deliver to the Agent pursuant to the Security Agreement the certificates evidencing such shares of stock, accompanied by undated stock powers executed in blank and shall take such other action as the Agent shall request to perfect the security interest created therein pursuant to the Security Agreement. The Borrower will not permit any of its Subsidiaries to enter into, after the date of this Agreement, any indenture, agreement, instrument or other arrangement that, directly or indirectly, prohibits or restrains, or has the effect of prohibiting or restraining, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness, the granting of Liens, the declaration or payment of dividends, the making of loans, advances or Investments or the sale, assignment, transfer or other disposition of Property.

                  9.23 Additional Subsidiary Guarantors.  The Borrower will, and will cause each of its Subsidiaries to, take such action, from time to time as shall be necessary to ensure that all Subsidiaries of the Borrower are Subsidiary Guarantors (and, thereby, "Obligors") hereunder and to pledge and grant to the Agent for the benefit of the Lenders a security interest in all of its respective Property to secure its respective obligations under its respective guarantees pursuant to documentation substantially to the effect of the Security Documents, mutatis mutandis, and otherwise reasonably satisfactory to the Lenders and the Agent. Without limiting the generality of the foregoing, in the event that the Borrower or any of its Subsidiaries shall form or acquire any new Subsidiary after the date hereof, the Borrower or the respective Subsidiary will cause such new Subsidiary to become a "Subsidiary Guarantor" (and, thereby, an "Obligor") hereunder and to pledge and grant to the Agent for the benefit of the Lenders a security interest on all of its Property to secure its respective obligations under its respective guarantees pursuant to documentation substantially to the effect of the Security Documents, mutatis mutandis, and otherwise reasonably satisfactory to the Lenders and the Agent and to deliver such proof of corporate action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by each Obligor pursuant to Section 7.01 hereof upon the Restatement Effective Date or as any Lender or the Agent shall have requested.

                  9.24 Modifications of Certain Documents. Without the prior written consent of the Majority Lenders, the Borrower will not, and will not permit any of its Subsidiaries to, consent to any modification, supplement, waiver or termination of any of the provisions of (a) any instrument evidencing or governing any of the Film Cash Payments unless such instrument is modified, supplemented or waived at no cost (including, but not limited to interest costs) to the Borrower or any of its Subsidiaries, (b)

                                Credit Agreement
the WSTR Note, (c) the Ancillary Documents or (d) the River City Acquisition Documents, except that the Borrower or any of its Subsidiaries may (i) amend any of the Asset Use and Operating Agreements entered into prior to the date hereof to cause the same to be substantially in the form of Exhibit G hereto and (ii) amend any of the Program Services Agreements to extend the stated expiration date thereof. The Borrower will not, and will not permit any of its Subsidiaries to, designate any Indebtedness as Designated Senior Indebtedness or Designated Guarantor Senior Indebtedness, in each case under and as defined in either Senior Subordinated Note Indenture.

                  9.25  License Subsidiaries.

                  (a) Whenever the Borrower or any of its Subsidiaries acquires any Broadcast License after the Restatement Effective Date, the Borrower shall (without limiting its obligations under Section 9.23 hereof) cause such acquisition to take place as follows in accordance with all applicable laws and regulations, including, without limitation, pursuant to approvals from the FCC:
(i) each Broadcast License so acquired shall be transferred to and held by a separate Wholly-Owned Subsidiary of the Borrower that is a License Subsidiary, provided that (x) the Broadcast Licenses for one or more radio broadcasting stations serving a single "Area of Dominant Influence" as determined by Arbitron Company may be held by any one or more License Subsidiaries that do not hold any Broadcast License for any one or more television broadcasting stations and (y) the Broadcast Licenses for WTTV-TV, a television broadcasting station licensed to Bloomington, Indiana and serving the Bloomington area, and for WTTK-TV, a television broadcasting station licensed to Kokomo, Indiana and serving the Kokomo area, may be held in a single License Subsidiary, (ii) the related operating assets shall be transferred to and held by an operating company that is a Subsidiary of the Borrower (an "Operating Subsidiary"), (iii) such License Subsidiary and such Operating Subsidiary shall enter into a Asset Use and Operating Agreement, (iv) the Borrower shall deliver or cause to be delivered to the Agent in pledge under the Security Agreement all capital stock of such License Subsidiary and such Operating Subsidiary and (v) the Borrower shall furnish to the Agent such evidence as may be reasonably requested by the Agent or any Lender that the foregoing transactions have been so effected.

                  (b) Notwithstanding anything herein to the contrary, the Borrower shall not permit any License Subsidiary to:

                   (i)   create,   incur,   assume  or  have   outstanding   any
         Indebtedness or other liabilities or obligations except for

                                Credit Agreement
         obligations under the Basic Documents and an Asset Use and Operating Agreement;

                  (ii) own any right, franchise or other asset except for Broadcast Licenses transferred to it by the Borrower of which it is a direct, Wholly Owned Subsidiary and Broadcast Licenses acquired in the ordinary course of business and rights under a Asset Use and Operating Agreement;

                   (iii) enter into any transaction of merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution);

                   (iv) create, incur or permit to exist any Lien (other than the Lien created by the Security Agreement) on or in respect of, or sell, lease, assign, transfer or otherwise dispose of, any of its rights, franchises or other assets;

                   (v) engage in any business other than holding Broadcasting Licenses and entering into a Asset Use and Operating Agreement; or

                  (vi)  make or hold any Investment.

                  (c) Notwithstanding anything in this Section 9.25 to the contrary, the Borrower and the Subsidiary Guarantors shall not be obligated to effect any transaction contrary to law or the rules, regulations or policies of the FCC, and shall be permitted to unwind the transactions contemplated by this
Section 9.25 to the extent necessary to comply with a ruling of the FCC; provided that the Borrower shall and shall cause each of the Subsidiary Guarantors to use its best efforts to carry out the provisions of this Section
9.25 consistent with all laws and all rules, regulations and policies of the FCC, including, without limitation, pursuing any necessary approval or consents of the FCC.

                  9.26 Equity Issuance. The Borrower will not effect an Equity Issuance; provided that the Borrower may (a) (i) issue the Seller Stock on the Restatement Effective Date, (ii) issue its Class A Common Stock as contemplated by the Baker Stock Option Agreement, the Corporate Employee Stock Option Agreement, the Station Employee Stock Option Agreement and the Designated Employee Stock Option Plan and (iii) make an Equity Issuance pursuant to the Columbus Option Agreement; (b) issue the Preferred Stock and the In-Kind Preferred Stock (and any of its Class A Common Stock upon the conversion of any Preferred Stock or In-Kind Preferred Stock), provided that the Net Available Proceeds of the Preferred Stock shall be applied to the prepayment of Revolving Credit Loans as provided in

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                                     - 133 -

Section 2.09(b)(ii) hereof; and (c) make any other Equity Issuance so long as, in the case of this clause (c) only, (i) such Equity Issuance is an Equity Public Offering, (ii) after giving effect thereto, no Default shall have occurred and be continuing and (iii) the Net Available Proceeds thereof shall be applied either (x) to finance the purchase by the Borrower of the Seller Stock and transaction expenses in connection therewith, (y) to finance the consummation of any Acquisition (other than the River City Non-License Acquisition) and transaction expenses in connection with such Acquisition or (z) any combination of the foregoing clauses (x) and (y), provided that 80% of any portion of such Net Available Proceeds not so applied shall be applied to the prepayment of Loans as provided in Section 2.09(b)(i) hereof.

                  9.27 CRESAP. Notwithstanding anything contained herein to the contrary, prior to the making of the CRESAP

Investment:

                  (a) The Borrower shall not permit CRESAP to engage in any business activity other than employing commercial airplane pilots and contracting the services of such pilots to other Persons;

                  (b) subject to the proviso to Section 9.27(e) hereof, the Borrower shall not, and shall not permit its Subsidiaries to, transfer cash or other Property to CRESAP after the Restatement Effective Date, howsoever such transfer may be characterized or effected; provided that the Borrower and its Subsidiaries may pay to CRESAP, in cash, fees not exceeding $695,500 in any calendar year;

                  (c) neither the Borrower nor any of its Subsidiaries shall become obligated to CRESAP in any manner whatsoever except with respect to the payment of fees permitted by the preceding paragraph (b);

                  (d) the Borrower shall not permit CRESAP to incur Indebtedness in an aggregate principal amount exceeding $1,500,000 at any one time outstanding; and

                  (e) without limiting the effect of clause (b) of this Section 9.27, neither the Borrower nor any of its Subsidiaries shall make, hold or maintain any Investment (including, without limitation, any Investment made before the Restatement Effective Date) in CRESAP other than the capital stock of CRESAP held by the Borrower on the Restatement Effective Date; provided that the Borrower or any one of its Subsidiaries may make a single Investment in CRESAP not exceeding $1,000,000, the proceeds of which shall be used by CRESAP immediately upon receipt thereof to repay

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                                     - 134 -

         in full all Indebtedness of CRESAP outstanding on the date of the such Investment.

                  9.28  Real Property.

                  (a) Not later than 90 days after the Restatement Effective Date, each Credit Party shall take the following actions with respect to its interests in real property (including real property acquired as part of the River City Non-License Acquisition) specified by the Agent or the Majority Lenders, acquired after May 24, 1994 and with respect to which such actions have not heretofore been taken by such Credit Party:

                  (i) cause such interests to be mortgaged to the Agent as security for its obligations under the Basic Documents pursuant to a mortgage, deed of trust or similar instrument in form and substance satisfactory to the Agent in its reasonable judgment;

                  (ii) in the case of leases under which such Credit Party is lessee, cause the respective landlords to execute such estoppel agreements, cause such leases to be recorded in the appropriate county land offices and take such other action as the Agent may reasonably request to ensure that such leases are "mortgageable", as determined by the Agent in its reasonable judgment;

                  (iii) cause to be issued by Chicago Title Insurance Company (the "Title Company") and delivered to the Agent mortgagee policies of title insurance satisfactory to the Agent in form and substance insuring the validity and first- priority of the Liens created under each of the Mortgages for and in amounts satisfactory to the Agent subject only to such exceptions as are satisfactory to the Agent and containing such affirmative coverage and endorsements as the Lenders may require;

                  (iv) cause to be delivered to the Agent, in respect of each of the facilities covered by the Mortgages, as-built surveys, or such other evidence demonstrating to the satisfaction of the Agent that the improvements represented to the Agent as being located on such facility are in fact located thereon; and

                  (v) cause to be executed and delivered to the Agent such other documentation as the Agent may reasonably request in connection therewith, including, without limitation, Uniform Commercial Code financing statements, certified corporate resolutions and other corporate documents of the mortgagor and favorable opinions of counsel to the mortgagor

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

         (which shall cover, among other things, the legality, validity, binding effect and enforceability of such mortgage, subject to customary exceptions satisfactory to the Agent in its reasonable judgment).

                  (b) Not later than 90 days after the Restatement Effective Date, each Credit Party shall take the following actions with respect to its interests in real property specified by the Agent or the Majority Lenders held by it prior to the River City Non-License Acquisition and subject to a Mortgage:

                  (i) execute and deliver a Mortgage Amendment amending each Mortgage covering such interests;

                  (ii) in the case of leases under which such Credit Party is lessee, cause the respective landlords to execute such estoppel agreements, cause such leases to be recorded in the appropriate county land offices and take such other action as the Agent may reasonably request to ensure that such leases are "mortgageable", as determined by the Agent in its reasonable judgment;

                  (iii) cause to be issued by the Title Company and delivered to the Agent endorsements to the existing title insurance policies issued by the Title Company pursuant to the Existing Credit Agreement which endorsements shall be satisfactory to the Agent in form and substance insuring the validity and priority of the Liens created under each of the Mortgages (as amended by the Mortgage Amendments) for and in amounts satisfactory to the Agent, subject only to such exceptions as are satisfactory to the Agent and containing such affirmative coverage and endorsements as the Lenders may require;

                  (iv) cause to be delivered to the Agent, in respect of each of the facilities covered by the Mortgages, as-built surveys, or such other evidence demonstrating to the satisfaction of the Agent that the improvements represented to the Agent as being located on such facility are in fact located thereon; and

                  (v) cause to be executed and delivered to the Agent such other documentation as the Agent may reasonably request in connection therewith, including, without limitation, Uniform Commercial Code financing statements, certified corporate resolutions and other corporate documents of the mortgagor and favorable opinions of counsel to the mortgagor (which shall cover, among other things, the legality, validity, binding effect and enforceability of such Mortgage

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

         Amendment, subject to customary exceptions satisfactory to the Agent in its reasonable judgment).

                  (c) The Borrower shall (i) notify the Agent with respect to any interest acquired by any Credit Party in any real estate after the date hereof not less than three Business Days after such acquisition and (ii) not later than 60 days after any request by the Majority Lenders:

                  (v) cause such interest to be mortgaged to the Agent by the owner thereof (as security for their respective obligations under the Basic Documents) pursuant to a mortgage, deed of trust or similar instrument in form and substance satisfactory to the Agent in its reasonable judgment;

                  (w) in the case of leases under which such owner is lessee, cause the respective landlords to execute such estoppel agreements, cause such leases to be recorded in the appropriate county land offices and take such other action as the Agent may reasonably request to ensure that such leases are "mortgageable", as determined by the Agent in its reasonable judgment;

                  (x) cause to be issued by the Title Company and delivered to the Agent mortgagee policies of title insurance satisfactory to the Agent in form and substance insuring the validity and first-priority of the Liens created under each of the Mortgages for and in amounts satisfactory to the Agent subject only to such exceptions as are satisfactory to the Agent and containing such affirmative coverage and endorsements as the Lenders may require;

                  (y) cause to be delivered to the Agent, in respect of each of the facilities covered by the Mortgages on the interests in real estate so acquired, as-built surveys, or such other evidence demonstrating to the satisfaction of the Agent that the improvements represented to the Agent as being located on such facility are in fact located thereon; and

                  (z) cause to be executed and delivered to the Agent such other documentation as the Agent may reasonably request in connection therewith, including, without limitation, Uniform Commercial Code financing statements, environmental assessments, title insurance, certified corporate resolutions and other corporate documents of the mortgagor and favorable opinions of counsel to the mortgagor (which shall cover, among other things, the legality, validity, binding effect and enforceability of such mortgage, subject

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
         to customary exceptions) reasonably satisfactory to the Agent.

                  (d) In connection with the foregoing clauses (a), (b) and (c) of this Section 9.28, the Borrower shall pay to the Title Company all expenses and premiums in connection with the issuance of the title insurance and in addition shall pay to the Title Company an amount equal to the recording and stamp taxes payable in connection with recording each Mortgage and Mortgage Amendment in the appropriate county land office.

                  9.29 Program Services Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any local marketing agreement, time brokerage agreement, program services agreement or any similar agreement providing for:

                  (a) the Borrower or any of its Subsidiaries to program or sell advertising time on all or any portion of the broadcast time of any television or radio station; or

                  (b) any Person other than the Borrower or any of its Subsidiaries to program or sell advertising time on all or any portion of the broadcast time of any Station except for KBLA(AM), a radio broadcasting station licensed to Santa Monica, California and serving the Santa Monica area.

Notwithstanding the preceding sentence, the Borrower or any of its Subsidiaries (other than License Subsidiaries) may enter into any Program Services Agreement with any other Person (including, without limitation, Affiliates) provided that the aggregate amount payable by the Borrower and its Subsidiaries under all Program Services Agreements during any fiscal year of the Borrower (beginning with its fiscal year ending in 1996), excluding Permitted Termination Payments (as defined in the next sentence), shall not exceed the Maximum Amount (as defined in the next sentence) for such fiscal year. For purposes of the preceding sentence, (i) a "Permitted Termination Payment" shall mean a payment owing by the Borrower or any of its Subsidiaries by reason of the early termination of a Program Services Agreement relating to any of the television stations referred to below provided that the amount of such payment shall not exceed the amount set forth below opposite the name of such television station:

                      Station                   Termination Payment
                      -------                   -------------------

                      WVTV-TV                        $3,000,000
                      WNUV-TV                        $3,000,000
                      WRDC-TV                        $4,000,000
                      WABM-TV                        $5,000,000



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                                     - 138 -

                      WTTE-TV                        $2,500,000
                      WFBC-TV                        $2,500,000
                      KRRT-TV                        $2,500,000; and

(ii) the "Maximum Amount" for any fiscal year of the Borrower shall mean (x) for its fiscal year ending in 1996, $25,000,000 and (y) for any of its fiscal years thereafter, an amount equal to the Maximum Amount for its preceding fiscal year increased (or decreased, as the case may be) by the percentage of the increase (or decrease, as the case may be) in the Consumer Price Index for all Urban Consumers (as published by the U.S. Department of Labor) for the twelve-month period ending in September of such preceding fiscal year. As used in this
Section 9.29, (w) "WABM- TV" shall mean WABM-TV, Channel 68, a television broadcasting station licensed to Birmingham, Alabama and serving the Birmingham area, (x) "WNUV-TV" shall mean WNUV-TV, a television broadcasting station licensed to Baltimore, Maryland and serving the Baltimore area, (y) "WRDC-TV" shall mean WRDC-TV, Channel 28, a television broadcasting station licensed to Raleigh-Durham, North Carolina and serving the Raleigh-Durham area, and (z) "WVTV-TV" shall mean WVTV-TV, a broadcasting television station licensed to Milwaukee, Wisconsin and serving the Milwaukee area.

                  9.30 FCC Filings. Not later than 30 days after the Restatement Effective Date, the Borrower will cause to be filed with the FCC in connection with the proposed transfer to the Borrower or any of its Subsidiaries of the "License Assets" referred to in the River City Group I Option Agreement and the "Columbus Station Assets" referred to in the Columbus Option Agreement, applications for all material authorizations, licenses and permits issued by the FCC that are required or necessary for the conduct of business of the Borrower and its Subsidiaries as proposed to be conducted with respect to each of the Stations to which such "License Assets" relate or the "Columbus Station Assets" relate, as the case may be.

                  9.31 Exercise of River City Options. Not later than 90 days after the issuance by the FCC of an order approving the assignment or transfer of control to the Borrower or any of its Subsidiaries of Broadcast Licenses for any "Station" referred to in the River City Group I Option Agreement or the "Columbus Station" referred to in the Columbus Option Agreement (whether or not such order is subject to reconsideration or review by the FCC or by any court or administrative body), the Borrower shall consummate the applicable River City License Acquisition in accordance with Section 9.05(d)(i) hereof.

                  9.32 Limitation on Cure Rights. The Borrower will not, and will not permit any of its Subsidiaries to, enter into

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
any agreement (a "Cure Right Agreement") with or for the benefit of any other Person that limits the ability of the Borrower or such Subsidiary to exercise any rights or remedies under any agreement (an "Acquisition Agreement") pursuant to which an Acquisition is to be consummated; provided that the Borrower or any of its Subsidiaries may enter into or suffer to exist any Cure Right Agreement for the benefit of the lenders to Glencairn or to River City, as the case may be, to the extent that such lenders (or an agent on behalf of such lenders) has a security interest in the Acquisition Agreement to which such Cure Right Agreement relates.

                  Section 10.  Events of Default.

                  10.01 Events of Default; Remedies. If one or more of the following events (herein called "Events of Default") shall occur and be continuing:

                  (a) Any Obligor shall default in the payment when due (whether at stated maturity or upon mandatory or optional prepayment) of any principal of or interest on any Loan, or any Reimbursement Obligation, any fee or any other amount payable by it hereunder or under any other Basic Document; or

                  (b) Any of the Obligors shall default in the payment when due of any principal of or interest on any of its other Indebtedness aggregating $5,000,000 or more, or in the payment when due of any amount under any Interest Rate Protection Agreement for a notional principal amount exceeding $5,000,000; or any event specified in any note, agreement, indenture or other document evidencing or relating to any such Indebtedness or any event specified in any Interest Rate Protection Agreement shall occur if the effect of such event is to cause, or (with the giving of any notice or the lapse of time or both) to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, such Indebtedness to become due, or to be prepaid in full (whether by redemption, purchase, offer to purchase or otherwise), prior to its stated maturity or to have the interest rate thereon reset to a level so that securities evidencing such Indebtedness trade at level specified in relation to the par value thereof or, in the case of an Interest Rate Protection Agreement, to permit the payments owing under such Interest Rate Protection Agreement to be liquidated; or

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

                  (c) Any representation, warranty or certification made or deemed made in any Basic Document (or in any modification or supplement thereto) by any of the Credit Parties or any certificate furnished to any Lender or the Agent pursuant to the provisions thereof, shall prove to have been false or misleading as of the time made or furnished in any material respect; or

                  (d) Any of the Credit Parties shall default in the performance of any of its obligations under (i) any of Sections 9.01(h), 9.05 through 9.20, 9.25, 9.29, 9.30, or 9.31 hereof, (ii) either of Section
         4.02 or 5.02 of the Security Agreement, (iii) either of Section 5.02 and 7.02 of the Affiliate Guarantee and Security Agreement or (iv) any provision of any of the Mortgages; or any of the Credit Parties shall default in the performance of any of its other obligations in this Agreement or any other Basic Document and such default shall continue unremedied for a period of ten days after notice thereof to the Borrower by the Agent or any Lender (through the Agent); or

                  (e) Any of the Obligors or Material Third-Party Licensees shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

                  (f) Any of the Obligors or Material Third-Party Licensees, shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code, or
         (vi) take any corporate action for the purpose of effecting any of the foregoing; or

                  (g) A proceeding or case shall be commenced, without the application or consent of any of the Obligors or Material Third-Party Licensees in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution, arrangement or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, examiner, liquidator or the like of such Obligor, River City or such Subsidiary, as the

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
         case may be,  or of all or any  substantial  part of its  Property,  or
         (iii) similar relief in respect of such Obligor under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 60 or more days; or an order for relief against such Obligor, River City or such Subsidiary, as the case may be, shall be entered in an involuntary case under the Bankruptcy Code; or

                  (h) A final judgment or judgments for the payment of money in excess of $5,000,000 in the aggregate shall be rendered by one or more courts, administrative tribunals or other bodies having jurisdiction against any of the Obligors and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within 30 days from the date of entry thereof and the relevant Obligor shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

                  (i) An event or condition specified in Section 9.01(f) hereof shall occur or exist with respect to any Plan or Multiemployer Plan and, as a result of such event or condition, together with all other such events or conditions, the Borrower or any ERISA Affiliate shall incur or in the opinion of the Majority Lenders shall be reasonably likely to incur a liability to a Plan, a Multiemployer Plan or PBGC (or any combination of the foregoing) which would constitute, in the determination of the Majority Lenders, a Material Adverse Effect; or

                  (j) During any period of 25 consecutive calendar months, individuals who were directors of the Borrower on the first day of such period shall no longer constitute a majority of the board of directors of the Borrower; or

                  (k) Except for expiration in accordance with its terms, any of the Security Documents shall be terminated or shall cease to be in full force and effect, for whatever reason; or

                  (l) Any Broadcast License (other than an Immaterial Broadcast License) shall be terminated, forfeited or revoked or shall fail to be renewed for any reason whatsoever, or shall be modified in a manner materially adverse to the

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

         Borrower, or for any other reason (i) any License Subsidiary shall at any time cease to be a licensee under any Broadcast License (other than an Immaterial Broadcast License) relating to the Owned Station to which such Broadcast Licenses have been granted or the Subsidiary of the Borrower that owns 100% of the capital stock of such License Subsidiary shall otherwise fail to have all required authorizations, licenses and permits to construct, own, operate or promote such Owned Station, or
         (ii) any Material Third-Party Licensee for any Contract Station shall fail to preserve and maintain its legal existence or any of its material rights, privileges or franchises (including the Broadcast Licenses (other than an Immaterial Broadcast Licenses) for such Contract Station (other than by reason of such Contract Station becoming an Owned Station)); or

                  (m) With respect to any Owned Station, the License Subsidiary with respect to such Owned Station shall at any time cease to be a Wholly Owned Subsidiary of the Subsidiary of the Borrower that owns the operating assets related to the Broadcast Licenses for such Owned Station; or the Borrower shall cease at any time to own all of the issued shares of the Capital Stock of any such Subsidiary; or

                  (n) Any transfer of any common stock of the Borrower or any of its Subsidiaries or any right to receive such common stock or any other interest in the Borrower or any of its Subsidiaries shall be transferred and either (i) such transfer shall fail to comply with any applicable provision of the Federal Communications Act of 1934, as amended from time to time, or any applicable FCC rule, regulation or policy, or (ii) the Agent shall not have received prior to such transfer any opinion reasonably satisfactory to the Majority Lenders of counsel reasonably satisfactory to the Majority Lenders to the effect that such transfer does so comply; or

                  (o) the Smith Brothers shall cease at any time collectively to own, legally or beneficially, shares of stock of the Borrower representing at least 51% of the voting power and economic value of the Borrower (other than, in any case referred to in this paragraph (o), by reason of death or disability); or

                  (p) the Borrower shall deliver any Change of Control Purchase Notice under and as defined in any Senior Subordinated Note Indenture; or

                  (q) any Program Services Agreement shall be terminated prior to its stated expiration date and the Obligor party

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
         thereto shall not have entered into a substantially identical agreement relating to the Contract Station to which such Program Services Agreement relates or any party to any Program Services Agreement shall default in any of its obligations thereunder; or

                  (r) any party to any of the River City Acquisition Documents shall default in the performance of any of its obligations thereunder; or

                  (s) any party to a Consent and Agreement shall default in the performance of any of its obligations thereunder; or

                  (t) there shall have been asserted against any Credit Party an Environmental Claim that, in the judgment of the Majority Lenders, is reasonably likely to be determined adversely to the affected Credit Parties, and the amount thereof is, singly or in the aggregate, reasonably likely to have a Material Adverse Effect (insofar as such amount is payable by any of the Credit Parties by after deducting any portion thereof that is reasonably expected to be paid by other creditworthy Persons jointly and severally liable thereof;

THEREUPON: (i) in the case of an Event of Default other than one referred to in clause (f) or (g) of this Section 10.01 with respect to any Obligor, the Agent may, by notice to the Borrower, terminate the Commitments and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans, the Reimbursement Obligations and all other amounts payable by the Obligors hereunder and under the Notes (including, without limitation, any amounts payable under Section 5.05 or 5.06 hereof) to be forthwith due and payable, whereupon such amounts shall be immediately due and payable (provided that (x) if so requested by the Majority Revolving Credit Lenders, the Majority Tranche A Lenders, the Majority Tranche B Lenders and the Majority Tranche C Lenders, the Agent shall take such action with respect to the Commitment and/or Loans of any Class and other amounts in respect thereof (including, in the case of the Revolving Credit Commitments and/or the Revolving Credit Loans, the Reimbursement Obligations) to the extent owed to the relevant Lenders) without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Obligor; and (ii) in the case of the occurrence of an Event of Default referred to in clause (f) or (g) of this Section 10.01 with respect to any Obligor, the Commitments shall automatically be terminated and the principal amount then outstanding of, and the accrued interest on, the Loans, the Reimbursement Obligations and all other amounts payable by the Obligors hereunder and under the Notes (including, without

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
limitation, any amounts payable under Section 5.05 or 5.06 hereof) shall automatically become immediately due and payable without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by each Obligor.

Without limiting the rights of the Lenders under the preceding paragraph of this
Section 10.01, upon the occurrence and during the continuance of any Event of Default, the Borrower agrees that it shall, if requested by the Agent or the Majority Revolving Credit Lenders through the Agent (and, in the case of any Event of Default referred to in clause (f) or (g) of this Section 10.01 with respect to the Borrower, forthwith, without any demand or the taking of any other action by the Agent or such Majority Revolving Credit Lenders) provide cover for the Letter of Credit Liabilities by paying to the Agent immediately available funds in an amount equal to the then aggregate undrawn face amount of all Letters of Credit, which funds shall be held by the Agent in the Collateral Account as collateral security for the Letter of Credit Liabilities and be subject to withdrawal only as therein provided.

                  10.02  Collateral Account.

                  (a) The Borrower hereby establishes with the Agent a separate cash collateral account (the "Collateral Account") in the name and under the control of the Agent into which there shall be deposited from time to time such amounts as required to be paid to the Agent under Section 2.09, 3.01 or 10.01 hereof.

                  (b) As collateral security for the prompt payment in full when due (whether at stated maturity, upon mandatory or optional prepayment, pursuant to requirements for cash collateral or otherwise) of the Reimbursement Obligations, interest thereon, and all obligations of the Borrower under the Letter of Credit Documents relating to Letters of Credit and under Section 2.10(g) hereof (whether or not then outstanding or due and payable) (such obligations being herein collectively called the "Secured Letter of Credit Obligations"), the Borrower hereby pledges and grants to the Agent, for the benefit of the Issuing Bank, the Revolving Credit Lenders and the Agent as provided herein, a security interest in all of its right, title and interest in and to the Collateral Account and the balances from time to time in the Collateral Account (including the investments and reinvestments therein provided for below). The balances from time to time in the Collateral Account shall not constitute payment of any Secured Letter of Credit Obligations until applied by the Agent as provided herein. Anything in this Agreement to the contrary notwithstanding, funds held in the Collateral Account shall be subject to withdrawal only as provided in Section 2.09(f) hereof and in this Section 10.02.

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

                  (c) Amounts on deposit in the Collateral Account shall be invested and reinvested by the Agent in such Permitted Investments as the Borrower shall determine in its sole discretion, provided that (i) failing receipt by the Agent of instructions from the Borrower, the Agent may invest and reinvest such amounts as the Agent shall determine in its sole discretion and
(ii) the approval of the Agent shall be required for the investments and reinvestments to be made during any period while a Default has occurred and is continuing. All such investments and reinvestments shall be held in the name and be under the control of the Agent.

                  (d) If an Event of Default shall have occurred and be continuing, the Agent may (and, if instructed by the Majority Revolving Credit Lenders, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such investments and reinvestments and credit the proceeds thereof to the Collateral Account and apply or cause to be applied such proceeds and any other balances in the Collateral Account to the payment of any of the Secured Letter of Credit Obligations due and payable.

                  (e) If (i) no Default has occurred and is continuing and (ii) all of the Secured Letter of Credit Obligations have been paid in full, the Agent shall, from time to time, at the request of the Borrower, deliver to the Borrower, against receipt but without any recourse, warranty or representation whatsoever, such of the balances in the Collateral Account as exceed the aggregate undrawn face amount of the Letters of Credit. When all of the Secured Letter of Credit Obligations shall have been paid in full and all Letters of Credit have expired or been terminated, the Agent shall promptly deliver to the Borrower, against receipt but without any recourse, warranty or representation whatsoever, the balances remaining in the Collateral Account.

                  (f) The Borrower shall pay to the Agent from time to time such fees as the Agent normally charges for similar services in connection with the Agent's administration of the Collateral Account and investments and reinvestments of funds therein.

                  Section 11.  The Agent.

                  11.01 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes the Agent to act as its agent hereunder and under the other Basic Documents with such powers as are specifically delegated to the Agent by the terms of this Agreement and of the other Basic Documents, together with such other powers as are reasonably incidental thereto. The

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

Agent (which term as used in this sentence and in Section 11.05 and the first sentence of Section 11.06 hereof shall include reference to its affiliates and its own and its affiliates' officers, directors, employees and agents):

                  (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Basic Documents, and shall not by reason of this Agreement or any other Basic Document be a trustee for any Lender;

                  (b) shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any other Basic Document, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Basic Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Basic Document or any other document referred to or provided for herein or therein or for any failure by the Borrower or any other Person to perform any of its obligations hereunder or thereunder;

                  (c) shall not, except to the extent expressly instructed by the Majority Lenders with respect to collateral security under the Security Documents, be required to initiate or conduct any litigation or collection proceedings hereunder or under any other Basic Document; and

                  (d) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other Basic Document or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct.

The Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. In that connection, the administrative functions to be performed by the Agent under this Agreement may be performed by Chemical Bank. The Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a notice of the assignment or transfer thereof shall have been filed with the Agent, together with the consent of the Borrower to such assignment or transfer.

                  11.02 Reliance by Agent. The Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telegram or cable) believed

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
by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. As to any matters not expressly provided for by this Agreement or any other Basic
Document, the Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Majority Lenders or, if provided herein, in accordance with the instructions given by all of the Lenders as is required in such circumstance, and such instructions of such Lenders and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders.

                  11.03 Defaults. The Agent shall not be deemed to have knowledge or notice of the occurrence of a Default (other than the non-payment of principal of or interest on Loans or of commitment fees) unless the Agent has received notice from a Lender or the Borrower specifying such Default and stating that such notice is a "Notice of Default". In the event that the Agent receives such a notice of the occurrence of a Default, the Agent shall give prompt notice thereof to the Lenders (and shall give each Lender prompt notice of each such non-payment). The Agent shall (subject to Section 11.07 hereof) take such action with respect to such Default as shall be directed by the Majority Lenders or, if provided herein, the Majority Revolving Credit Lenders, the Majority Tranche A Lenders, the Majority Tranche B Lenders or the Majority Tranche C Lenders, provided that, unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Lenders except to the extent that this Agreement expressly requires that such action be taken, or not be taken, only with the consent or upon the authorization of the Majority Lenders, the Majority Revolving Credit Lenders, the Majority Tranche A Lenders, the Majority Tranche B Lenders, the Majority Tranche C Lenders, all of the Lenders with respect to any Class of Loans or all of the Lenders.

                  11.04 Rights as a Lender. With respect to its Commitment(s) and the Loans made by it, Chase (and any successor acting as Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same, and its rights as Issuing Bank hereunder, as though it were not acting as the Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Agent in its individual capacity. Chase (and any successor acting as Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other

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
business with the Obligors (and any of their Subsidiaries or Affiliates) as if it were not acting as the Agent, and Chase (and any such successor) and its affiliates may accept fees and other consideration from the Obligors for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

                  11.05 Indemnification. The Lenders agree to indemnify the Agent (to the extent not reimbursed under Section 12.03 hereof, but without limiting the obligations of the Borrower under said Section 12.03, and including in any event any payments under any indemnity which the Agent is required to issue to any bank referred to in Section 4.02 of the Security Agreement and
Section 5.02 of the Affiliate Guarantee and Security Agreement to which remittances in respect of Accounts, as defined therein, are to be made), ratably in accordance with their respective Credit Exposures, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent (including by any Lender) arising out of or by reason of any investigation or in any way relating to or arising out of this Agreement or any other Basic Document or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby (including, without limitation, the costs and expenses which the Borrower is obligated to pay under Section 12.03 hereof, and including also any payments under any indemnity which the Agent is required to issue to any bank referred to in Section 4.02 of the Security Agreement and Section 5.02 of the Affiliate Guarantee and Security Agreement to which remittances in respect of Accounts, as defined therein, are to be made, but excluding, unless a Default has occurred and is continuing, normal administrative costs and expenses incident to the performance of its agency duties hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the party to be indemnified.

                  11.06 Non-Reliance on Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Basic Documents. The Agent shall not be required to keep



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
itself informed as to the performance or observance by any Obligor of this Agreement or any of the other Basic Documents or any other document referred to or provided for herein or therein or to inspect the Properties or books of the Borrower or any of its Subsidiaries. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder or under the Security Documents, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Borrower or any of its Subsidiaries (or any of their affiliates) which may come into the possession of the Agent or any of its affiliates.

                  11.07 Failure to Act. Except for action expressly required of the Agent hereunder and under the other Basic Documents, the Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from the Lenders of their indemnification obligations under Section 11.05 hereof against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

                  11.08 Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Lenders and the Borrower, and the Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a bank which has an office in New York, New York with a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 11 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Agent.

                  11.09 Consents under Certain Documents. Except as otherwise provided in Section 12.04 hereof with respect to this

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

Agreement, the Agent may, with the prior consent of the Majority Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Basic Documents or under either Senior Subordinated Note Indenture, provided that, without the prior consent of each Lender, the Agent shall not (except as provided herein or in the Security Documents) release any guarantor from its liability in respect of its guarantee, release any collateral or otherwise terminate any Lien under any Basic Document providing for collateral security, or agree to additional obligations being secured by such collateral security (unless the Lien for such additional obligations shall be junior to the Lien in favor of the other obligations secured by such Basic Document), except that no such consent shall be required, and the Agent is hereby authorized, to release any Lien covering Property which is the subject of a disposition of Property permitted hereunder or to which the Majority Lenders have consented.

                  11.10 Collateral Sub-Agents. Each Lender by its execution and delivery of this Agreement agrees, as contemplated by Section 4.03 of the Security Agreement, that, in the event it shall hold any Permitted Investments referred to therein, such Permitted Investments shall be held in the name and under the control of such Lender, and such Lender shall hold such Permitted Investments as a collateral sub-agent for the Agent thereunder. The Borrower by its execution and delivery of this Agreement hereby consents to the foregoing.

                  11.11 Managing Agents. Neither Bankers Trust Company, First Union National Bank of North Carolina nor NationsBank, N.A. shall have any rights (except to the extent expressly provided herein) or obligations hereunder in their capacities as managing agents.

                  11.12 Conditions Precedent. To the extent that any document referred to in Section 7.01 hereof is required by such Section to be satisfactory to the Agent, any Lender or the Majority Lenders, in no case shall the Agent be liable for accepting any such document as being satisfactory unless such acceptance constituted gross negligence or willful misconduct, and the objecting Lender attended the closing of the amendment and restatement of the Existing Credit Agreement on the Restatement Effective Date and objected to the acceptability of such document by notice received by an account officer of Chase at such closing.

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

                  Section 12.  Miscellaneous.

                  12.01 Waiver. No failure on the part of the Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

                  Each Obligor irrevocably waives, to the fullest extent permitted by applicable law, any claim that any action or proceeding commenced by the Agent or any Lender relating in any way to this Agreement should be dismissed or stayed by reason, or pending the resolution, of any action or proceeding commenced by any Obligor relating in any way to this Agreement whether or not commenced earlier. To the fullest extent permitted by applicable law, the Obligors shall take all measures necessary for any such action or proceeding commenced by the Agent or any Lender to proceed to judgment prior to the entry of judgment in any such action or proceeding commenced by any Obligor.

                  12.02 Notices. All notices and other communications provided for herein and under the Security Documents (including, without limitation, any modifications of, or waivers or consents under, this Agreement) shall be given or made in writing (including, without limitation, telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof (or below the name of the Borrower, in the case of any Subsidiary Guarantor); or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  12.03 Expenses, Etc. The Borrower agrees to pay or reimburse each of the Lenders and the Agent for paying: (a) all reasonable out-of-pocket costs and expenses of the Agent (including, without limitation, the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special New York counsel to Chase, and Wiley, Rein & Fielding, special FCC counsel to Chase), in connection with (i) the negotiation, preparation, execution and delivery of this Agreement and the other Basic Documents and the making of the Loans hereunder,
(ii) the negotiation or preparation of any amendment, modification or waiver of any of the terms of this Agreement or any of the other Basic Documents

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

(whether or not consummated), (iii) the consummation of any Acquisition, (iv) compliance by the Borrower with any of Sections 9.23, 9.25 and 9.28 hereof; (b) all reasonable costs and expenses of the Lenders and the Agent (including reasonable counsels' fees and expenses) in connection with (i) any Default and any enforcement or collection proceedings resulting therefrom, including, without limitation, all manner of participation in or other involvement with (x) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, (y) judicial or regulatory proceedings and (z) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (ii) the enforcement of this Section 12.03; (c) all transfer, stamp, documentary, mortgage, mortgage recording, intangible or other similar taxes, assessments or charges levied by any governmental or revenue authority in respect of this Agreement or any of the other Basic Documents or any other document referred to herein or therein and all costs, expenses, taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement or any other Basic Document or any other document referred to herein or therein; and (d) all costs, expenses and other charges in respect of title insurance procured with respect to the Liens created pursuant to the Mortgages.

                  The Borrower hereby agrees to indemnify the Agent and each Lender and their respective directors, officers, employees and agents for, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them (including any and all losses, liabilities, claims, damages or expenses incurred by the Agent to any Lender, whether or not the Agent or any Lender is a party thereto) arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to the extensions of credit hereunder or any actual or proposed use by the Borrower or any of its Subsidiaries of the proceeds of any of the extensions of credit hereunder, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). Without limiting the generality of the foregoing, the Borrower will indemnify the Agent for any payments which the Agent is required to make under any indemnity issued to any bank referred to in Section
4.02 of the Security Agreement to which remittances in respect to Accounts, as defined therein, are to be made and indemnify the Agent and each Lender from, and hold the Agent and each Lender harmless against, any losses, liabilities, claims, damages or

                                Credit Agreement
expenses described in the preceding sentence (including any Lien filed against any Property covered by the Mortgage(s) in favor of any governmental entity, but excluding, as provided in the preceding sentence, any loss, liability, claim, damage or expense incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified) arising as a result of any representation, warranty or certification made or deemed to be made in Section
8.13 hereof and proved to have been false or misleading as of the time made or arising under any Environmental Law as a result of the past, present or future operations of the Borrower or any of its Subsidiaries (or any predecessor in interest to the Borrower or any of its Subsidiaries), or the past, present or future condition of any site or facility owned, operated or leased at any time by the Borrower or any of its Subsidiaries (or any such predecessor in interest), or any Release or threatened Release of any Hazardous Materials at or from any such site or facility, including any such Release or threatened Release that shall occur during any period when the Agent or any Lender shall be in possession of any such site or facility following the exercise by the Agent or any Lender of any of its rights and remedies hereunder or under any of the Security Documents.

                  12.04 Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be amended or modified only by an instrument in writing signed by the Borrower, the Agent and the Majority Lenders, or by the Borrower and the Agent acting with the consent of the Majority Lenders, and any provision of this Agreement may be waived only by an instrument in writing signed by the Majority Lenders or by the Agent acting with the consent of the Majority Lenders; provided that:

                  (a) no amendment, modification or waiver shall, unless by an instrument signed by all of the Lenders or by the Agent acting with the consent of all of the Lenders:

                           (i) increase or extend the term, or extend the time or waive any requirement for the reduction or termination, of any of the Commitments;

                           (ii) extend the date fixed for the payment of principal of or interest on any Loan, any Reimbursement Obligation or any fee hereunder;

                           (iii) reduce the amount of any such payment of principal;

                           (iv) reduce the rate at which interest is payable thereon or any fee is payable hereunder;

                                Credit Agreement

                           (v) alter the rights or  obligations  of the Borrower
                  to prepay Loans;

                           (vi) alter the terms of Section 11.09 hereof or of this Section 12.04;

                           (vii)  amend  the  definition  of the term  "Majority
                  Lenders", "Majority Revolving Credit Lenders", "Majority Tranche A Lenders", "Majority Tranche B Lenders" or "Majority Tranche C Lenders" or modify in any other manner the number or percentage of the Lenders (or Class of Lenders) required to make any determinations or waive any rights hereunder or to modify any provision hereof;

                           (viii) alter the manner in which payments or prepayments of principal, interest or other amounts hereunder shall be applied as between the Lenders or Types or Classes of Loans; or

                           (ix) waive any of the conditions  precedent set forth
                  in Section 7.01 hereof;

                  (b) no amendment, modification or waiver shall, unless by an instrument signed by all of the Revolving Credit Lenders or by the Agent acting with the consent of all of the Revolving Credit Lenders waive any condition precedent set forth in Section 7.02 hereof to the making of any Revolving Credit Loan or the issuance of any Letter of Credit;

                  (c) no amendment, modification or waiver shall, unless by an instrument signed by all of the Tranche A Lenders or by the Agent acting with the consent of all of the Tranche A Lenders waive any condition precedent set forth in Section 7.02 hereof to the making of any Tranche A Term Loan;

                  (d) no amendment, modification or waiver shall, unless by an instrument signed by all of the Tranche B Lenders or by the Agent acting with the consent of all of the Tranche B Lenders waive any condition precedent set forth in Section 7.02 hereof to the making of any Tranche B Term Loan;

                  (e) no amendment, modification or waiver shall, unless by an instrument signed by all of the Tranche C Lenders or by the Agent acting with the consent of all of the Tranche C Lenders waive any condition precedent set forth in Section 7.02 hereof to the making of any Tranche C Term Loan;

                                Credit Agreement

                  (f) any amendment modifying Section 11 hereof, or which affects the rights or obligations of the Agent hereunder, shall require the consent of the Agent;

                  (g) any modification or supplement to this Agreement that affects the rights, remedies or obligations of the Issuing Bank in its capacity as issuer of the Letter of Credit shall require the consent of the Issuing Bank; and

                  (h) any  modification  or supplement of Section 6 hereof shall require the consent of each Subsidiary Guarantor and, if such modification or supplement expressly releases any Subsidiary Guarantor from its liability thereunder, the consent of each Lender.

                  In  furtherance  of  clauses  (b),  (c),  (d)  and (e) of this
Section 12.04, no amendment to or waiver of any representation or warranty or any covenant contained in this Agreement or any other Basic Document, or of any Event of Default, shall be deemed to be effective for purposes of determining whether the conditions precedent set forth in Section 7.02 hereof to the making of any Loan of any Class have been satisfied unless the Majority Revolving Credit Lenders, the Majority Tranche A Lenders, the Majority Tranche B Lenders or the Majority Tranche C Lenders (as the case may be) shall have consented to such amendment or waiver.

                  Anything in this Agreement to the contrary notwithstanding, if:

                  (x) at a time  when  the  conditions  precedent  set  forth in
         Section 7 hereof to a Loan of any Class hereunder are, in the opinion of the Majority Revolving Credit Lenders, the Majority Tranche A
         Lenders, the Majority Tranche B Lenders or the Majority Tranche C Lenders (as the case may be), satisfied, any Lender shall fail to fulfill its obligations to make such Loan; or

                  (y) any Revolving Credit Lender shall fail to pay to the Agent for the account of the Issuing Bank the amount of such Revolving Credit Lender's Revolving Credit Commitment Percentage of any payment under a Letter of Credit pursuant to Section 2.10(e) hereof;

then, for so long as such failure shall continue, such Lender shall (unless the Majority Lenders, the Majority Revolving Credit Lenders, the Majority Tranche A Lenders, the Majority Tranche B Lenders or the Majority Tranche C Lenders (as the case may be), determined as if such Lender were not a "Lender" hereunder, shall otherwise consent in writing) be deemed for all purposes relating

                                Credit Agreement
to amendments, modifications, waivers or consents under this Agreement or any of the other Basic Documents (including, without limitation, under this Section
12.04 and under Section 11.09 hereof) to have no Loans, Letter of Credit Liabilities or Commitments, shall not be treated as a "Lender" hereunder when performing the computation of the Majority Lenders, the Majority Revolving Credit Lenders, the Majority Tranche A Lenders, the Majority Tranche B Lenders or the Majority Tranche C Lenders (as the case may be), and shall have no rights under the preceding paragraph of this Section 12.04; provided that any action taken by the other Lenders with respect to the matters referred to in clause (a) of the preceding paragraph shall not be effective as against such Lender.

                  12.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                  12.06  Assignments and Participations.

                  (a) No Obligor may assign its rights or obligations hereunder or under the Notes without the prior consent of all of the Lenders and the Agent.

                  (b) Each Lender may assign any of its Loans, its Notes, its Letter of Credit Interest and its Commitments without the consent of the Borrower or the Agent; provided that:

                  (i) any such partial assignment shall be in an amount at least equal to $5,000,000 (which, in the case of simultaneous assignments by any of Chase and the Managing Agents, shall be the minimum amount of the sum of such assignments);

                  (ii) each such assignment by a Revolving Credit Lender of its Revolving Credit Loans, Revolving Credit Note, Revolving Credit Commitment or Letter of Credit Interest shall be made in such manner so that the same portion of its Revolving Credit Loans, Revolving Credit Note, Revolving Credit Commitment and Letter of Credit Interest is assigned to the respective assignee and shall require the prior consent of the Issuing Bank;

                  (iii) each such assignment by a Tranche C Lender of its Tranche C Term Loans, Tranche C Term Loan Note or Tranche C Term Loan Commitment shall be made in such manner so that the same portion of its Tranche C Term Loans, Tranche C Term Loan Note or Tranche C Term Loan Commitment is assigned to the respective assignee; and

                                Credit Agreement

                  (iv) each such assignment shall be effected pursuant to an Assignment and Acceptance in substantially the form of Exhibit I hereto and the assignor and assignee shall deliver to the Borrower, the Agent and (if the assignment is of Revolving Credit Commitments and Letter of Credit Interest) the Issuing Bank a fully executed copy thereof.

Upon execution and delivery by the assignor and the assignee to the Borrower, the Agent and (if applicable) the Issuing Bank of such Assignment and Acceptance and upon consent thereto by the Issuing Bank to the extent required above, the assignee shall have, to the extent of such assignment (unless otherwise provided in such assignment with the consent of the Borrower and the Agent), the obligations, rights and benefits of a Lender hereunder holding the Commitment(s), Letter of Credit Interest and Loans (or portions thereof) assigned to it (in addition to the Commitment(s), Letter of Credit Interest and Loans, if any, theretofore held by such assignee) and the assigning Lender shall, to the extent of such assignment, be released from the Commitment(s) (or portion(s) thereof) so assigned. Upon each such assignment the assigning Lender shall pay the Agent an assignment fee of $3,000.

                  (c) A Lender may sell or agree to sell to one or more other Persons a participation in all or any part of any Loans held by it, or in its Commitment(s) or Letter of Credit Interests in which event each purchaser of a participation (a "Participant") shall be entitled to the rights and benefits of the provisions of Section 9.01(k) hereof with respect to its participation in such Loans, Commitment(s) and Letter of Credit Interests as if (and the Borrower shall be directly obligated to such Participant under such provisions as if) such Participant were a "Lender" for purposes of said Section, but, except as otherwise provided in Section 4.07(c) hereof, shall not have any other rights or benefits under this Agreement or any Note or any other Basic Document (the Participant's rights against such Lender in respect of such participation to be those set forth in the agreements executed by such Lender in favor of the Participant). All amounts payable by the Borrower to any Lender under Section 5 hereof in respect of Loans held by it, its Commitment and its Letter of Credit Interests shall be determined as if such Lender had not sold or agreed to sell any participations in such Loans, Commitment and Letter of Credit Interests and as if such Lender were funding each of such Loan, Commitment and Letter of Credit Interests in the same way that it is funding the portion of such Loan, Commitment and Letter of Credit Interests in which no participations have been sold. In no event shall a Lender that sells a participation agree with the Participant to take or refrain from taking any action hereunder or under any other Basic Document except that such Lender may

                                Credit Agreement
agree with the Participant that it will not, without the consent of the Participant, agree to (i) increase or extend the term, or extend the time or waive any requirement for the reduction or termination, of such Lender's related Commitment, (ii) extend the date fixed for the payment of principal of or interest on the related Loan or Loans, Reimbursements Obligations or any portion of any fee hereunder payable to the Participant, (iii) reduce the amount of any such payment of principal, (iv) reduce the rate at which interest is payable thereon, or any fee hereunder payable to the Participant, to a level below the rate at which the Participant is entitled to receive such interest or fee, (v) alter the rights or obligations of the Borrower to prepay the related Loans, or
(vi) consent to any modification, supplement or waiver hereof or of any of the other Basic Documents to the extent that the same, under Section 11.10 hereof, requires the consent of each Lender.

                  (d) In addition to the assignments and participations permitted under the foregoing provisions of this Section 12.06, any Lender may (without notice to the Borrower, the Agent or any other Lender and without payment of any fee) (i) assign and pledge all or any portion of its Loans and its Note(s) to any Federal Reserve Bank as collateral security pursuant to Regulation A and any Operating Circular issued by such Federal Reserve Bank and
(ii) assign all or any portion of its rights under this Agreement and its Loans and its Note(s) to an affiliate. No such assignment shall release the assigning Lender from its obligations hereunder.

                  (e) A Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants).

                  (f) Anything in this Section 12.06 to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan or Reimbursement Obligation held by it hereunder to the Borrower or any of its Affiliates or Subsidiaries without the prior consent of each Lender.

                  (g) At the request of any Lender that is not a U.S. Person and is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code, the Borrower shall maintain, or cause to be maintained, a register (the "Register") that, at the request of the Borrower, shall be kept by the Agent on behalf of the Borrower at no charge to the Borrower at the address to which notices to the Agent are to be sent hereunder, on which it enters the name of such Lender as the registered owner of each Registered Loan held by such Lender. A Registered Loan (and the Registered Note, if any, evidencing the same) may be assigned or

                                Credit Agreement
otherwise transferred in whole or in part only by registration of such assignment or transfer on the Register (and each Registered Note shall expressly so provide). Any assignment or transfer of all or part of such Loan (and the Registered Note, if any, evidencing the same) may be effected by registration of such assignment or transfer on the Register, together with the surrender of the Registered Note, if any, evidencing the same duly endorsed by (or accompanied by a written instrument of assignment or transfer duly executed by) the holder of such Registered Note, whereupon, at the request of the designated assignee(s) or transferee(s), one or more new Registered Notes in the same aggregate principal amount shall be issued to the designated assignee(s) or transferee(s). Prior to the registration of assignment or transfer of any Registered Loan (and the Registered Note, if any, evidencing the same), the Borrower shall treat the Person in whose name such Loan (and the Registered Note, if any, evidencing the same) is registered as the owner thereof for the purpose of receiving all payments thereon and for all other purposes, notwithstanding notice to the contrary.

                  (h) The Register shall be available for inspection by the Borrower and any Lender that is a Registered Holder at any reasonable time upon reasonable prior notice.

                  12.07 Survival. The obligations of the Borrower under Sections 2.10(g), 2.10(l), 5.01, 5.05, 5.06, 5.07, 12.03 and 12.13 hereof, the obligations of each Subsidiary Guarantor under Section 6.03 hereof and the obligations of the Lenders under Section 11.05 hereof shall survive the repayment of the Loans and Reimbursement Obligations and the termination of the Commitments and, in the case of any Lender that may assign any interest in its Commitments, Loans or Letter of Credit Interest hereunder, shall survive the making of such assignment, notwithstanding that such assigning Lender may cease to be a "Lender" hereunder. In addition, each representation and warranty made, or deemed to be made by a notice of any extension of credit, herein or pursuant hereto shall survive the making of such representation and warranty, and no Lender shall be deemed to have waived, by reason of making any extension of credit hereunder, any Default which may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that such Lender or the Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such extension of credit was made.

                  12.08 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                                Credit Agreement

                  12.09 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  12.10 Governing Law; Submission to Jurisdiction. This Agreement and the Notes shall be governed by, and construed in accordance with, the law of the State of New York. Each Obligor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Obligor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                  12.11 Waiver of Jury Trial. EACH OF THE OBLIGORS, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  12.12 Treatment of Certain Information. The Borrower acknowledges that (a) services may be offered or provided to it (in connection with this Agreement or otherwise) by each Lender or by one or more subsidiaries or affiliates of such Lender and (b) information delivered to each Lender by the Borrower and its Subsidiaries may be provided to each such subsidiary and affiliate.

                  12.13 Cure of Defaults by Agent or Lenders. Notwithstanding anything contained herein to the contrary, the Agent or any Lender may in its sole discretion, but shall not be obligated to, (a) cure any monetary default under any Program Services Agreement or (b) cure, by monetary payment or by performance, any default under any lease or option agreement to which the Borrower or any Subsidiary is a party. In each case referred to in the foregoing clauses (a) and (b), the Borrower shall reimburse the Agent or such Lender for any such payment, and shall indemnify the Agent or such Lender for any and all costs and expenses (including, without limitation, the fees and expenses of counsel) incurred by the Agent or such Lender in connection with any such performance, in each case with interest, at the Base Rate plus the Applicable Margin, payable from the date of such payment or performance by the Agent or such Lender

                                Credit Agreement
to the date of reimbursement by the Borrower. Without limiting the generality of the foregoing, the Agent or any Lender may in its sole discretion, but shall not be obligated to, cure, by monetary payment or by performance, any default as permitted by any Consent and Agreement and the Borrower shall reimburse the Agent or such Lender for any such payment, and shall indemnify the Agent or such Lender for any and all costs and expenses (including, without limitation, the fees and expenses of counsel) incurred by the Agent or such Lender in connection with any such performance, in each case with interest, at the Base Rate plus the Applicable Margin, payable from the date of such payment or performance by the Agent or such Lender to the date of reimbursement by the Borrower.















                                Credit Agreement

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                         SINCLAIR BROADCAST GROUP, INC.

                         By  /s/ David B. Amy
                           ---------------------------------
                            Name: David B. Amy
                            Title: Chief Financial Officer

                         Address for Notices:

                            Sinclair Broadcast Group, Inc.
                            2000 West 41st Street
                            Baltimore, MD 21211

                            Telecopier No.:  (410) 467-5043
                            Telephone No.:  (410) 467-5005

                            Attention: David D. Smith

                         with a copy to:

                            Thomas & Libowitz, P.A.
                            100 Light Street
                            Baltimore, MD 21202
                            Telephone No.:  (410) 752-2468
                            Telecopier No.:  (410) 752-2046
                            Attention: Steven Thomas





                                Credit Agreement

                              SUBSIDIARY GUARANTORS

                              CHESAPEAKE TELEVISION, INC.
                              KABB, INC.
                              KDNL, INC.
                              KDSM, INC.
                              KSMO, INC.
                              SCI - INDIANA, INC.
                              SCI - SACRAMENTO, INC.
                              SINCLAIR COMMUNICATIONS, INC.
                              SINCLAIR RADIO OF ALBUQUERQUE, INC.
                              SINCLAIR RADIO OF BUFFALO, INC.
                              SINCLAIR RADIO OF GREENVILLE, INC.
                              SINCLAIR RADIO OF LOS ANGELES, INC
                              SINCLAIR RADIO OF MEMPHIS, INC.
                              SINCLAIR RADIO OF NASHVILLE, INC.
                              SINCLAIR RADIO OF NEW ORLEANS, INC.
                              SINCLAIR RADIO OF ST. LOUIS, INC.
                              SUBSIDIARY GUARANTORS WILKES-BARRE, INC.
                              TUSCALOOSA BROADCASTING, INC.
                              WCGV, INC
                              WDBB, INC.
                              WLFL, INC.
                              WLOS, INC.
                              WPGH, INC.
                              WPGH LICENSEE, INC.
                              WSMH, INC.
                              WSTR, INC.
                              WSTR LICENSEE, INC.
                              WTTE, CHANNEL 28, INC.
                              WTTE, CHANNEL 28 LICENSEE, INC.
                              WTTO, INC.
                              WTVZ, INC.
                              WTVZ LICENSEE, INC.
                              WYZZ, INC.
                              SUPERIOR COMMUNICATIONS OF
                               OKLAHOMA, INC.

                              By   /s/ David B.Amy
                                ---------------------------------
                                Name: David B. Amy
                                Title: Secretary/Treasurer






                                Credit Agreement

                                Credit Agreement
                                ----------------






























                                Credit Agreement

                              SUBSIDIARY GUARANTORS
                              ---------------------

                              CHESAPEAKE TELEVISION
                               LICENSEE, INC
                              FSF TV, INC.
                              KABB LICENSEE, INC.
                              KDNL LICENSEE, INC.
                              KDSM LICENSEE, INC.
                              KSMO LICENSEE, INC.
                              SCI - INDIANA LICENSEE, INC.
                              SCI - SACRAMENTO LICENSEE, INC.
                              SINCLAIR RADIO OF ALBUQUERQUE
                               LICENSEE, INC.
                              SINCLAIR RADIO OF BUFFALO
                               LICENSEE, INC.
                              SINCLAIR RADIO OF GREENVILLE
                               LICENSEE, INC.
                              SINCLAIR RADIO OF LOS ANGELES
                               LICENSEE, INC.
                              SINCLAIR RADIO OF MEMPHIS
                               LICENSEE, INC.
                              SINCLAIR RADIO OF NASHVILLE
                                LICENSEE, INC.
                              SINCLAIR RADIO OF NEW ORLEANS
                                LICENSEE, INC.
                              SINCLAIR RADIO OF ST. LOUIS
                                LICENSEE, INC.
                              SINCLAIR RADIO OF WILKES-BARRE
                               LICENSEE, INC.
                              SUPERIOR COMMUNICATIONS GROUP, INC.
                              SUPERIOR COMMUNICATIONS OF
                               KENTUCKY, INC.
                              SUPERIOR KY LICENSE CORP.
                              SUPERIOR OK LICENSE CORP.
                              WCGV LICENSEE, INC.
                              WLFL LICENSEE, INC.
                              WLOS LICENSEE, INC.
                              WSMH LICENSEE, INC.
                              WTTO LICENSEE, INC.
                              WYZZ LICENSEE, INC.

                              By   /s/ J. Duncan Smith
                                -----------------------------------



                                Credit Agreement

                                Name: J. Duncan Smith
                                Title: Secretary

                                Credit Agreement
                                ----------------





















                                Credit Agreement

                               THE CHASE MANHATTAN BANK

                                (NATIONAL ASSOCIATION),
                                 as Agent

                               By   /s/ Tracey A. Navin
                                 ----------------------------------
                                  Name: Tracey A. Navin
                                  Title: Vice President

                               Address-for Notices to
                                Chase as Agent:

                                The Chase Manhattan Bank
                                (National Association)
                                c/o Chemical Bank
                                Agent Bank Services
                                140 East 45th Street, 29th Floor
                                New York, NY 10017

                               Telecopier No.:   (212) 622-0122
                               Telephone No.:   (212) 622-0004

                               THE CHASE MANHATTAN BANK (NATIONAL
                               ASSOCIATION)

                               By   /s/ Tracey A. Navin
                                 ----------------------------------
                                 Name:  Tracey A. Navin
                                 Title: Vice President

                               Lending Office for All Loans:

                                The Chase Manhattan Bank
                                (National Association)
                                1 Chase Manhattan Plaza
                                New York, NY 10081

                               Address for Notices:

                                The Chase Manhattan Bank
                                (National Association)
                                1 Chase Manhattan Plaza
                                New York, NY 10081
                                Telecopier No.: (212) 552-0259/4905




                                Credit Agreement

                               Telephone No.:  (212) 552-5953
                               Attention:  Tracey A. Navin

                                Credit Agreement
                                ----------------











                                Credit Agreement

                               LEHMAN COMMERCIAL PAPER INC.

                               By   /s/ Dennis J. Dee
                                 ----------------------------------
                                 Name:   Dennis J. Dee
                                 Title:  Authorized Signatory

                               Lending office for all Loans:

                                Lehman Commercial Paper Inc.
                                c/o Bankers Trust Company
                                Corporate Trust & Agency Group
                                4 Albany Street, 10th Floor
                                New York, NY  10006
                                Attention:  Chris Pohl

                               with a copy to:

                                Lehman Commercial Paper Inc.
                                101 Hudson Street, 30th Floor
                                Jersey City, NJ 07302

                                Telecopier No.:  (201) 524-5847
                                Telephone No.:  (201) 524-4518
                                Attention: Tom Wilson

                               Address for Notices:

                                Lehman Commercial Paper Inc.
                                c/o Bankers Trust Company
                                Corporate Trust & Agency Group
                                4 Albany Street, 10th Floor
                                New York, NY  10006
                                Attention:  Chris Pohl

                               with a copy to:

                                Lehman Commercial Paper Inc.
                                101 Hudson Street, 30th Floor
                                Jersey City, NJ 07302

                                Telecopier No.:  (201) 524-5847
                                Telephone No.:  (201) 524-4518

                                Credit Agreement

                              Attention: Tom Wilson

                              Lehman Commercial Paper Inc.
                              3 World Financial Center, 10th Floor
                              New York, NY 10285

                              Telecopier No.: (212) 528-0819
                              Telephone No.: (212) 526-0330
                              Attention: Michelle Swanson


















                                Credit Agreement

                               FIRST HAWAIIAN BANK

                               By /s/ Donald C. Young
                                 ----------------------------------
                                 Name: Donald C. Young
                                 Title: Assistant Vice President

                               Lending Office for all Loans:

                                First Hawaiian Bank
                                1132 Bishop Street
                                19th Floor
                                Honolulu, HI 96813
                                Attention: Donald C. Young

                               Address for Notices:

                                First Hawaiian Bank
                                1132 Bishop Street
                                19th Floor
                                Honolulu, HI 96813

                                Telecopier No.: (808) 525-8973/ 6372
                                Telephone No.: (808) 525-8100
                                Attention: Brenda Deakins




                                Credit Agreement

                            SOUTHERN PACIFIC THRIFT & LOAN
                              ASSOCIATION

                            By   /s/ Charles D. Martorano
                              ----------------------------------
                              Name:  Charles D. Martorano
                              Title:  Senior Vice President

                            Lending Office for all Loans:

                             Southern Pacific Thrift &
                             Loan Association
                             12300 Wilshire Boulevard
                             Los Angeles, CA 90025
                             Attention:  Chris Kelleher/Charles Martorana

                            Address for Notices:

                             Southern Pacific Thrift &
                             Loan Association
                             12300 Wilshire Boulevard
                             Los Angeles, CA 90025

                             Telecopier No.:  (310) 207-4067
                             Telephone No.:  (310) 442-3315
                             Attention:  Chris Kelleher/Charles Martorana

                                Credit Agreement

                            FIRST UNION NATIONAL BANK OF NORTH
                             CAROLINA

                            By   /s/ Jim F. Redman
                              ----------------------------------
                              Name: Jim F. Redman
                              Title:  Senior Vice President

                            Lending Office for all Loans:

                             First Union National Bank of
                              North Carolina
                             301 S. College Street, TW-19
                             Charlotte, NC 28288-0735
                             Attention: Hilda Weathers

                            Address for Notices:

                             First Union National Bankof
                              North Carolina
                             301 S. College Street, TW-19
                             Charlotte, NC 28288-0735

                             Telecopier No.:  (704) 374-4092
                             Telephone No.:  (704) 374-4897
                             Attention: Hilda Weathers









                               Credit Agreement

                              CORESTATES BANK, N.A.

                              By   /s/ Edward L. Kittrell
                                ----------------------------------
                                Name: Edward L. Kittrell
                                Title: Vice President

                              Lending Office for all Loans:

                               Corestates Bank, N.A.
                               1339 Chestnut Street, FC 1-8-11-28
                               Philadelphia, PA 19101
                               Attention: Diane Quinn

                              Address for Notices:

                               Corestates Bank, N.A.
                               1339 Chestnut Street
                               FC 1-8-11-28
                               Philadelphia, PA 19101

                               Telecopier No.:  (215) 786-7721
                               Telephone No.:  (215) 786-4343
                               Attention: Diane Ouinn







                                Credit Agreement

                                BARCLAYS BANK plc

                                By /s/ Craig J. Lewis
                                  ----------------------------------
                                  Name: Craig J. Lewis
                                  Title: Associate Director

                                Lending Office for all Loans:

                                 Barclays Bank
                                 222 Broadway
                                 12th Floor
                                 New York, NY 10038
                                 Attention: Christina Challenger

                                Address for Notices:

                                 Barclays Bank
                                 222 Broadway
                                 12th Floor
                                 New York, NY 10038

                                 Telecopier No.: (212) 412-1098/1099
                                 Telephone No.: (212) 412-1193
                                 Attention: Christina Challenger




                                Credit Agreement

                             THE SAKURA BANK, LTD.-

                             By /s/ Masahiro Nakajo
                               ----------------------------------
                               Name: Masahiro Nakajo
                               Title: Senior Vice President & Manager

                             Lending Office for all Loans:

                              The Sakura Bank, Ltd.
                              277 Park Avenue
                              New York, NY 10172
                              Attention: Loan Administration Dept.

                             Address for Notices:

                              The Sakura Bank, Ltd.
                              277 Park Avenue
                              New York, NY 10172

                              Telecopier No.: (212) 644-9565/ 754-6690
                              Telephone No.: (212) 756-6788
                              Attention: Loan Administration Dept.




                                Credit Agreement

                           DRESDNER BANK AG NEW YORK &
                            GRAND CAYMAN BRANCHES

                           By /s/ Brian E. Haughney
                             ----------------------------------
                             Name: Brian E. Haughney
                             Title: Assistant Treasurer

                           By /s/ William E. Lambert
                             ----------------------------------
                             Name: William E. Lambert
                             Title: Assistant Vice President

                           Lending Office for Base Rate Loans:

                            Dresdner Bank AG
                            75 Wall Street
                            New York, NY 10005-2889

                           Lending Office for Eurodollar Loans:

                            Dresdner Bank AG
                            Grand Cayman Branch
                            75 Wall Street
                            New York, NY 10005-2889

                           Address for Notices:

                            Dresdner Bank
                            75 Wall Street
                            New York, NY 10005-2889

                            Telecopier No.: (212) 429-2130
                            Telephone No.: (212) 429-2288
                            Attention: Laura Lam



                               Credit Agreement

                                MELLON BANK, N.A.

                                By   /s/ John T. Kranefuss
                                   ----------------------------------
                                   Name: John T. Kranefuss
                                   Title:  Assistant Vice President

                                Lending Office for all Loans:

                                 Mellon Bank, N.A.
                                 Room 2306, 3MBC
                                 Pittsburgh, PA 15259

                                Address for Notices:

                                 Mellon Bank, N.A.
                                 Room 2306, 3MBC
                                 Pittsburgh, PA 15259

                                 Telecopier No.: (412) 236-2027/2028
                                 Telephone No.: (412) 236-4749
                                 Attention: Carol Pitrelli







                                Credit Agreement

                       THE FIRST NATIONAL BANK OF CHICAGO

                       By   /s/ Michael P. King
                         ----------------------------------
                         Name:   Michael P. King
                                 Title:  Corporate Banking Officer

                       Lending Office for all Loans:

                        The First National Bank of Chicago
                        1 First National Plaza
                        10th Floor
                        Suite 0634
                        Chicago, IL 60670

                       Address for Notices:

                        The First National Bank of Chicago
                        1 First National Plaza
                        10th Floor
                        Suite 0634
                        Chicago, IL 60670

                        Telecopier No.:  (312) 732-4840/7091
                        Telephone No.:  (312) 732-4794
                        Attention: Ron Cromey









                                Credit Agreement

                            THE FIRST NATIONAL BANK OF MARYLAND

                            By   /s/ W. Blake Hampson
                              ----------------------------------
                              Name:   W. Blake Hampson
                              Title: Vice President

                            Lending Office for all Loans:

                             The First National Bank of Maryland
                             Communications Banking Division
                             Mail Code 101-511
                             25 South Charles Street
                             Baltimore, MD  21203
                             Attention:  Barbara Bennett
                                         Communications Banking Specialist

                            Address for Notices:

                             The First National Bank of Maryland
                             Communications Banking Division
                             Mail Code 101-511
                             25 South Charles Street
                             Baltimore, MD 21203

                             Telecopier No.:  (410) 244-4746
                             Telephone No.:  (410) 244-4930
                             Attention: Mark L. Cook
                                        Senior Vice President








                                Credit Agreement

                            BANQUE NATIONALE DE PARIS

                            By   /s/ Serge Desrayaud
                              ----------------------------------
                              Name:   Serge Desrayaud
                              Title:  Vice President/Team Leader

                            By   /s/ Pamela Lucash
                              ----------------------------------
                              Name:   Pamela Lucash
                              Title:  Assistant Treasurer

                            Lending Office for all Loans:

                             Banque Nationale de Paris
                             499 Park Avenue
                             New York, NY 10022-1078
                             Attention: Julie Requena

                            Address for Notices:

                             Banque Nationale de Paris
                             499 Park Avenue
                             New York, NY 10022-1078

                             Telecopier No.: 212-418-8269/415-9805
                             Telephone No.:  212-415-9655
                             Attention: Julie Requena






                                Credit Agreement

                               THE SANWA BANK LTD.

                               By   /s/ Christian Kambour
                                 ----------------------------------
                                 Name: Christian Kambour
                                 Title:  Assistant Vice President

                               Lending Office for all Loans:

                                The Sanwa Bank Ltd.
                                55 East 52nd Street
                                New York, NY 10055
                                Attention: Renko Hara
                                           Loan Administration

                               Credit Contract:

                                Christian Kambour
                                The Sanwa Bank Ltd.
                                55 East 52nd Street
                                New York, NY 10055
                                Phone: (212) 339-6232
                                Fax: (212) 754-1304

                               Administrative Contact:

                                Renko Hara
                                Loan Administration
                                The Sanwa Bank Ltd.
                                55 East 52nd Street
                                New York, NY  10055
                                Phone: (212) 339-6390
                                Fax:     (212) 754-2368




                                Credit Agreement

                         PNC BANK, NATIONAL ASSOCIATION

                         By   /s/ Christopher Chaplin
                           ----------------------------------
                           Name: Christopher Chaplin
                           Title: Banking Officer

                         Lending Office for all Loans:

                          PNC Bank, N.A.
                          Communications Banking Divisions
                           MS F5-F012-09-1
                          Land Title Building
                          100 South Broad Street
                          Philadelphia, PA 19110
                          Attention: Jeffrey Hauser
                                     Vice President

                         Address for Notices:

                          PNC Bank, N.A.
                          Communications Banking Division/
                           MS F5-F012-09-l
                          Land Title Building
                          100 South Broad Street
                          Philadelphia, PA 19110

                          Telecopier No.:  (215) 585-6680
                          Telephone No.:  (215) 585-6468
                          Attention: Jeffrey Hauser
                                     Vice President





                                Credit Agreement

                        COMPAGNIE FINANCIERE DE CIC ET DE
                          L'UNION EUROPEENNE

                        By   /s/ Brian O'Learv
                          ----------------------------------
                          Name: Brian O'Leary
                          Title: Vice President

                        By   /s/ Dora DeBlasi-Hyduk
                          ----------------------------------
                          Name: Dora DeBlasi-Hyduk
                          Title: Vice President

                        Lending Office for all Loans:

                         Compagnie Financiere de CIC et de
                          l'Union Europeenne
                         520 Madison Avenue
                         37th Floor
                         New York, NY 10022
                         Attention: Louvenia Davis

                        Address for Notices:

                         Compagnie Financiere de CIC et de
                          1'Union Europeenne
                         520 Madison Avenue
                         37th Floor
                         New York, NY 10022

                         Telecopier No.: (212) 715-4535/4477
                         Telephone No.: (212) 715-4681
                         Attention: Louvenia Davis








                                Credit Agreement

                          MERCANTILE BANK OF ST. LOUIS,
                           NATIONAL ASSOCIATION

                          By   /s/ Gregory D. Knudsen
                            ----------------------------------
                            Name:   Gregory D. Knudsen
                            Title: Vice President

                          Lending Office for all Loans:

                           Mercantile Bank of St. Louis,
                            National Association
                           7th and Washington, 12-3
                           St. Louis, MO 63101
                           Attention: Tonja Sadl
                                      Eloise Engman

                          Address for Notices:

                           Mercantile Bank of St. Louis,
                            National Association
                           7th and Washington, 12-3
                           St. Louis, MO 63101

                           Telecopier No.: (314) 425-8292/2162
                           Telephone No.: (314)  425-2014
                           Attention: Tonja Sadl
                                      Eloise Engman



                                Credit Agreement

                             MICHIGAN NATIONAL BANK

                             By   /s/ Stephane E. Lubin
                               ----------------------------------
                               Name: Stephane E. Lubin
                               Title: Vice President

                            Lending Office for all Loans:

                             Michigan National Bank
                             27777 Inkster Road
                             Farmington Hills, MI 48334

                            Address for Notices:

                             Michigan National Bank
                             27777 Inkster Road
                             Farmington Hills, MI 48334

                             Telecopier No.: (810) 473-4345
                             Telephone No.: (810) 473-4380
                             Attention:  Stephane E. Lubin






                                Credit Agreement

                          THE NIPPON CREDIT BANK, LTD.

                          By   /s/ David C. Carrington
                            ---------------------------
                           Name:   David C. Carrington
                           Title:  Vice President and Manager

                          Lending Office for all Loans:

                          The Nippon Credit Bank, Ltd.
                          245 Park Avenue, 30th Floor
                          New York, NY 10167

                          Address for Notices:

                          The Nippon Credit Bank, Ltd.
                          245 Park Avenue, 30th Floor
                          New York, NY 10067

                          Telecopier No.: (212) 697-8034/490-3895
                          Telephone No.: (212) 984-1338
                          Attention:  David Carrington

                                Credit Agreement

                      COOPERATIEVE CENTRALE RAIFFEISEN-
                       BOERENLEENBANK B.A., "RABOBANK
                       NEDERLAND," NEW YORK BRANCH

                      By /s/ Dana W. Hemenway
                         --------------------
                        Name: Dana W. Hemenway
                        Title: Vice President

                      By /s/ W. Jeffrey Vollack
                         -----------------------
                        Name: W. Jeffrey Vollack
                        Title: Vice President, Manager

                      Lending Office for all Loans:

                        Rabobank Nederland, New York Branch
                        245 Park Avenue
                        New York, NY 10067

                      Address for Notices:

                        Rabobank Nederland, New York Branch
                        245 Park Avenue
                        New York, NY 10067

                        Telecopier No.:  (212) 916-7830
                        Telephone No.:  (212) 916-7845
                        Attention:  Debra Rivers/ Madeline Ricci
                                       Corporate Services  Dept.

                      with a copy to:

                        Rabobank Nederland
                        300 South Wacker Drive
                        Suite 3500
                        Chicago, IL 60606

                        Telecopier No.: (312) 408-8240
                        Telephone No.: (312) 408-8248
                        Attention:  Douglas W. Zylstra

                                Credit Agreement

                         THE ROYAL BANK OF SCOTLAND plc

                         By /s/ Grant F. Stoddart
                            ----------------------
                            Name: Grant F. Stoddart
                            Title: Senior Vice President & Manager

                         Lending Office for all Loans:

                         The Royal Bank of  Scotland  plc
                         Wall Street Plaza 88 Pine Street
                         26th Floor
                         New York, NY 10005
                         Attention: Karen Stefancic

                         Address for Notices:

                         The Royal Bank of Scotland plc
                         Wall Street Plaza
                         88 Pine Street
                         26th Floor
                         New York, NY 10005

                         Telecopier No.: (212) 480-0791/269-8929
                         Telephone No.: (212) 269-3390
                         Attention: Helaine Griffin


                                Credit Agreement

                         SOCIETY NATIONAL BANK

                         By /s/ Jason R. Weaver
                            -------------------
                            Name: Jason R. Weaver
                            Title: Assistant Vice President

                          Lending Office for all Loans:

                         Society National Bank
                         127 Public Square
                         Mail Code OH-01-27-0602
                         Cleveland, OH
                         Attention: Janice Darden

                         Address for Notices:

                         Society National Bank
                         127 Public Square
                         Mail Code OH-01-27-0602
                         Cleveland, OH

                         Telecopier  No.:  (216)  689-4666
                         Telephone No.: (216)689-4460
                         Attention: Janice Darden

                                Credit Agreement

                         BANKERS TRUST COMPANY

                         By /s/ Christopher Kinslow
                            ------------------------
                           Name: Christopher Kinslow
                           Title: Vice President

                         Lending Office for all Loans:

                         Bankers Trust Company
                         130 Liberty Street
                         New York, NY 10006
                         Attention: Robert Telesca

                         Address for Notices:

                         Bankers Trust Company
                         130 Liberty Street
                         New York, NY 10006

                         Telecopier No.: (212) 250-7351/ 6029
                         Telephone No.: (212) 250-7342
                         Attention: Robert Telesca

                                Credit Agreement

                         FLEET NATIONAL BANK

                         By /s/ Lynne S. Randall
                            --------------------
                            Name: Lynne S. Randall
                            Title: Vice President

                         Lending Office for all Loans:

                         Fleet National Bank
                         111 Westminster Street
                         Providence, RI 02903
                         Attention: Denise Berard

                         Address for Notices:

                         Fleet National Bank
                         56 East 42nd Stree
                         New York, NY 10017

                         Telecopier No.: (212) 907-5610
                         Telephone No.: (212) 907-5207
                         Attention: Lynne Randall

                                Credit Agreement

                         HIBERNIA NATIONAL BANK

                         By /s/ Troy J. Vil1afarra
                            ----------------------
                            Name: Troy J. Villafarra
                            Title: Vice President

                         Lending Office for all Loans:

                         Hibernia National Bank
                         313 Carondelet Street
                         New Orleans, LA 70130
                         Attention: Troy J. Villafarra

                         Address for Notices:

                         Hibernia National Bank
                         313 Caronde1et Street
                         New Or1eans, LA 70130

                         Telecopier  No.:  (504)  533-5344
                         Telephone  No.:  (504)  533-2738
                         Attention:   Troy  J. Villafarra

                                Credit Agreement

                         LTCB TRUST COMPANY

                         By /s/ John A. Krob
                            -----------------
                            Name: John A. Krob
                            Title: Senior Vice President

                         Lending Office for all Loans:

                         LTCB Trust Company
                         165 Broadway
                         49th Floor
                         New York, NY 10006
                         Attention: Winston Brown

                         Address for Notices:

                         LTCB Trust Company
                         165 Broadway
                         49th F1oor
                         New York, NY 10006

                         Telecopier No.: (212) 608-3081
                         Telephone No.: (212) 335-4854
                         Attention: Winston Brown

                                Credit Agreement

                         THE TORONTO-DOMINION BANK

                         By /s/ Debbie A. Greene
                            --------------------
                            Name: Debbie A. Greene
                            Title: Vice President

                         Lending Office for all Loans:

                         Toronto Dominion (New York), Inc.
                         909 Fannin Street
                         17th F1oor
                         Houston, TX 77010

                         Telecopier No.: (713) 951-9921
                         Telephone No.: (713) 653-8245
                         Attention: Debbie Greene

                         Address for Notices:

                         The Toronto-Dominion Bank
                         31 West 52nd Street
                         New York, NY 10019-6101

                         Telecopier No.: (212) 262-1928
                         Telephone No.: (212) 468-0716
                         Attention: Paul Stamoulis

                                Credit Agreement

                         THE FUJI BANK, LTD., NEW YORK BRANCH

                         By /s/ Teiji Teramoto
                            -------------------
                            Name: Teiji Teramoto
                            Title: Vice President & Manager

                         Lending Office for all Loans:

                         The Fuji Bank, Ltd.
                         New York Branch
                         Two World Trade Center
                         79th Floor
                         New York, NY 10048
                         Attention: Kathleen Barsotti

                         Telecopier No.: (212) 912-0516
                         Telephone No.: (212) 898-2065

                         Address for Notices:

                         The Fuji Bank, Ltd.
                         New York Branch
                         Two World Trade Center
                         79th Floor
                         New York, NY 10048

                         Telecopier No.: (212) 912-0516
                         Telephone  No.:  (212)   898-2088
                         Attention: Joseph D'Virgilio

                                Credit Agreement

                         THE FIRST NATIONAL BANK OF BOSTON

                         By /s/ Lisa C. Gallagher
                            --------------------
                              Name: Lisa C. Gallagher
                              Title: Managing Director

                         Lending Office for all Loans:

                         The First National Bank of Boston
                         100 Federal Street
                         MS 01-08-08
                         Boston, MA 02110
                         Attention: Lisa C. Gallagher

                         Telecopier No.: (617) 434-3401
                         Telephone No.: (617) 434-7156

                         Address for Notices:

                         The First National Bank of Boston
                         100 Federal Street
                         MS 01-08-08
                         Boston, MA 02110

                         Telecopier No.: (617) 434-9820
                         Telephone No.: (617) 434-9725
                         Attention: Angie Karayiannis

                                Credit Agreement

                         THE BANK OF NEW YORK

                         By /s/ Benjamin Todres
                            -------------------
                           Name: Benjamin Todres
                           Title: Vice President

                         Lending Office for all Loans:

                         The Bank of New York
                         One Wall Street
                         New York, NY 10286
                         Attention: Edward F. Ryan, Jr.
                                    Senior Vice President

                         Address for Notices:

                         The Bank of New York
                         One Wall Street
                         New York, NY 10286

                         Telecopier No.: (212) 635-8593/ 8595
                         Telephone No.: (212) 635-8608
                         Attention: Edward F. Ryan, Jr.
                                    Senior Vice President

                                Credit Agreement

                         BANK OF IRELAND GRAND CAYMAN

                         By /s/ Roger M. Burns
                            -------------------
                            Name: Roger M. Burns
                            Title: Vice President

                         Lending Office for all Loans:

                         Bank of Ireland Grand Cayman
                         640 Fifth Avenue
                         New York, NY 10019
                         Attention: Joan Mitchell

                         Telecopier No.: (212) 586-7752
                         Telephone No.: (212) 397-1759

                         Address for Notices:

                         Bank of Ireland Grand Cayman
                         640 Fifth Avenue
                         New York, NY 10019

                         Telecopier No.: (212) 307-5559
                         Telephone No.: (212) 408-9409
                         Attention: Robert Powell

                                Credit Agreement

                         UNION BANK OF CALIFORNIA, N.A.

                         By /s/ Christine P. Ball
                            ---------------------
                            Name: Christine P. Ball
                            Title: Vice President

                         Lending Office for all Loans:

                         Union Bank of California, N.A.
                         445 South Figueroa Street
                         Los Angeles, CA 90071
                         Attention: Christine Ball
                                    Communications/Media Division

                         Address for Notices:

                         Union Bank of California, N.A.
                         445 South Figueroa Street
                         Los Angeles, CA 90071

                         Telecopier No.: (213) 236-5747
                         Telephone No.: (213) 236-6176
                         Attention: Christine Ball
                                    Communications/Media Division

                                Credit Agreement

                         BANQUE PARIBAS

                         By /s/ Philippe Vaurchex
                            ----------------------
                            Name: Philippe Vaurchex
                            Title: Vice President

                         By /s/ Nicole Cawley
                            -----------------------
                            Name: Nicole Cawley
                            Title: Vice President

                         Lending Office for all Loans:

                         Banque Paribas
                         787 Seventh Avenue
                         New York, NY 10019
                         Attention: John Andersen

                         Address for Notices:

                         Banque Paribas
                         787 Seventh Avenue
                         New York, NY 10019

                         Telecopier No.: (212) 841-2217/2146/2147/2148/2149
                         Telephone No.: (212) 841-2229
                         Attention: John Andersen

                                Credit Agreement

                         ABN AMRO BANK N.V.

                         By /s/ Ann Schwalbenberg
                            -----------------------
                            Name: Ann Schwalbenberg
                            Title: Vice President

                         By /s/ John W. Smith
                            ----------------------
                            Name: John W. Smith
                            Title: Assistant Vice President

                         Lending Office for all Loans:
                         ABN AMRO Bank N.V.
                         500 Park Avenue
                         New York, NY 10022
                         Attention: Ann Schwalbenberg

                         Address for Notices:

                         ABN AMRO Bank N.V.
                         500 Park Avenue
                         New York, NY 10022

                         Telecopier No.: (212) 446-4203
                         Telephone No.: (212) 446-4181
                         Attention: Ann Schwalbenberg

                                Credit Agreement

                         BANK OF HAWAII

                         By /s/ Elizabeth O. MacLean
                            ------------------------
                            Name: Elizabeth O. MacLean
                            Title: Vice President

                         Lending Office for all Loans:
                         Bank of Hawaii
                         130 Merchant Street
                         20th Floor
                         Honolulu, HI 96813

                         Address for Notices:

                         Bank of Hawaii
                         1839 S. Alma School Rd.
                         Suite 150
                         Mesa, AZ 85210

                         Telecopier No.: (602) 752-8007
                         Telephone No.: (212) 752-8019
                         Attention: Elizabeth MacLean

                                Credit Agreement

                         BANQUE FRANCAISE DU COMMERCE EXTERIEUR

                         By /s/ Frederick K. Kammler
                              ------------------------
                            Name: Frederick K. Kammler
                            Title: Vice President

                         By /s/ William C. Maier
                              --------------------
                            Name: William C. Maier
                            Title: Vice President - Group Manager

                         Lending Office for all Loans:

                         Banque Francaise du Commerce Exterieur
                         645 Fifth Avenue
                         20th Floor
                         New York, NY 10022

                         Address for Notices:

                         Banque Francaise du Commerce Exterieur
                         645 Fifth Avenue
                         20th Floor
                         New York, NY 10022

                         Telecopier No.: (212) 872-5045
                         Telephone No.: (212) 872-5041
                         Attention: Frederick Kammler, Vice President
                                    Bill Maier, Group Manager

                                Credit Agreement

                         THE MITSUBISHI TRUST AND BANKING

                         CORPORATION

                         By /s/ Patricia Loret de Mola
                              --------------------------
                            Name: Patricia Loret de Mola
                            Title: Senior Vice President

                         Lending Office for all Loans:

                         The Mitsubishi Trust and Banking Corporation
                         520 Madison Avenue
                         26th F1oor
                         New York, NY 10022
                         Attention: Susan LeFevre

                         Address for Notices:

                         The Mitsubishi Trust and Banking Corporation
                         520 Madison Avenue
                         26th F1oor
                         New York, NY 1002

                         Telecopier No.: (212) 644-6825/593-4691
                         Telephone No.: (212) 891-8243
                         Attention: Susan LeFevre

                                Credit Agreement

                         THE DAI-ICHI KANGYO BANK, LTD.

                         By /s/ Julie L. Zarenko
                            ------------------------
                            Name: Julie L. Zarenko
                            Title: Credit Officer

                         Lending Office for all Loans:

                         The Dai-Ichi Kangyo Bank, Ltd.
                         One World Trade Center
                         Suite 4911
                         New York, NY 10048
                         Attention: Julie Zarenko

                         Address for Notices:

                         The Dai-Ichi Kangyo Bank, Ltd.
                         One World Trade Center
                         Suite 4911
                         New York, NY 10048

                         Telecopier No.: (212) 524-0579/(212) 912-1879
                         Telephone No.: (212) 432-6632
                         Attention: Julie Zarenko

                                Credit Agreement

                         NATIONSBANK, N.A.

                         By /s/ Jennifer O. Bishop
                              --------------------
                            Name: Jennifer O. Bishop
                            Title: Vice President

                         Lending Office for all Loans:
                         NationsBank, N.A.
                         901 Main Street, 64
                         Dallas, TX 75202

                         Address for Notices:

                         NationsBank, N.A.
                         101 South Tryon
                         NationsBank Plaza
                         Charlotte, NC 28255

                         Telecopier No.: (704) 386-8694
                         Telephone No.: (704) 386-8201
                         Attention: Judy Dudley

                                Credit Agreement

                         CIBC, INC.

                         By /s/ Lorain C. Granberg
                              ---------------------
                            Name: Lorain C. Granberg
                            Title: Authorized Signatory

                         Lending Office for all Loans:

                         CIBC, Inc.
                         425 Lexington Avenue
                         New York, NY 10017
                         Address. for Notices:

                         CIBC, Inc.
                         425 Lexington Avenue
                         New York, NY 10017

                         Telecopier No.: (212) 856-3558
                         Telephone No.: (212) 856-3630
                         Attention: Lorain C. Granberg



                                Credit Agreement

                         BANK OF AMERICA, ILLINOIS

                         By /s/ Carl F. Salas
                            ----------------------------
                            Name: Carl F. Salas
                            Title: Vice President

                         Lending Office for all Loans:

                         Bank of America, Illinois
                         231 South LaSalle Street
                         Chicago, IL 60697

                         Address for Notices:

                         Bank of America, Illinois
                         335 Madison Avenue
                         New York, NY 10017

                         Telecopier No.: (212) 503-7173
                         Telephone No.: (212) 503-8425
                         Attention: Carl Salas

                                Credit Agreement

                         VAN KAMPEN AMERICAN CAPITAL PRIME RATE
                         INCOME TRUST


                         By /s/ Jeffrev W. Maillet
                             --------------------------
                            Name: Jeffrey W. Maillet
                            Title: Senior Vice President, Portfolio Manager

                         Lending Office for all Loans:

                         Van Kampen American Capital Prime
                         Rate Income Trust
                         One Parkview Plaza
                         Oakbrook Terrace, IL 60181

                         Address for Notices:

                         Van Kampen American Capital Prime
                         Rate Income Trust
                         One Parkview Plaza
                         Oakbrook Plaza
                         Oakbrook Terrace, IL 60181

                         Telecopier No.: (708) 684-6740/6741
                         Telephone No.: (708) 684-6479
                         Attention: Brian Murphy

                         with a copy to:

                         State Street Bank & Trust
                         Corporate Trust Department
                         P.O. Box 778
                         Boston, MA 02102

                         Telecopier No.: (617) 664-5366/5367
                         Telephone No.: (617) 664-5481
                         Attention: Laura Magazu

                                Credit Agreement

                         NEW YORK LIFE INSURANCE COMPANY

                         By /s/ Adam G. Clemens
                              ----------------------
                              Name: Adam G. Clemens
\                             Title: Investment Vice President

                         Lending Office for all Loans:

                         New York Life Insurance Company
                         51 Madison Avenue
                         New York, NY 10010
                         Attention: John Cibbarelli

                         Address for Notices:

                         New York Life Insurance Company
                         51 Madison Avenue
                         New York, NY 10010

                         Telecopier No.: (212) 447-4122
                         Telephone No.: (212) 576-7016
                         Attention: John Cibbarelli

                                Credit Agreement

                         CHL HIGH YIELD LOAN PORTFOLIO

                         (A UNIT OF CHEMICAL BANK)

                         By /s/ Andrew D. Gordon
                              ---------------------
                              Name: Andrew D. Gordon
                              Title: Managing Director

                         Lending Office for all Loans:

                         CHL High Yield Loan Portfolio
                         A Unit of Chemical Bank
                         380 Madison Avenue, 12th Floor
                         New York, NY 10017

                         Address for Notices:

                         CHL High Yield Loan Portfolio
                         A Unit of Chemical Bank
                         380 Madison Avenue, 12th Floor
                         New York, NY 10017

                         Telecopier No.: (212) 622-0122
                         Telephone No.: (212) 622-0621
                         Attention: Joe Nerich

                                Credit Agreement

                         THE NORTHWESTERN MUTUAL LIFE

                         INSURANCE COMPANY

                         By /s/ John E. Schlifske
                              ---------------------------
                              Name: John E. Schlifske
                              Title: Vice President

                         Lending Office for all Loans:

                         The Northwestern Mutual Life
                         Insurance Company
                         720 East Wisconsin Avenue
                         Mi1waukee, WI 53202
                         Attention: Jeff Lueken
                                    Securities Department

                         Address for Notices:

                         The Northwestern Mutual Life
                         Insurance Company
                         720 East Wisconsin Avenue
                         Mi1waukee, WI 53202

                         Telecopier No.: (414) 299-7124
                         Telephone No.: (414) 299-2572
                         Attention: Jeff Lueken
                                    Securities Department

                                Credit Agreement

                         PRIME INCOME TRUST

                         By /s/ Rafael Scolari
                              -------------------
                             Name: Rafael Scolari
                             Title: Vice President, Portfolio Manager

                         Lending Office for all Loans:

                         Prime Income Trust
                         2 World Trade Center
                         72nd Floor
                         New York, NY 10048

                         Address for Notices:

                         Prime Income Trust
                         2 World Trade Center
                         72nd F1oor
                         New York, NY 10048

                         Telecopier No.: (212) 392-5345
                         Telephone No.: (212) 392-5686
                         Attention: Rafael Scolari

                                Credit Agreement

                         PROTECTIVE LIFE INSURANCE COMPANY

                         By /s/ Mark K. Okada, CFA
                              ---------------------------
                              Name: Mark K. Okada, CFA
                              Title: Principal
                                     Protective Asset Management Co.

                         Lending Office for all Loans:

                         Protective Life Insurance company
                         1150 Two Galleria Tower
                         13455 Noel Road, LB #45
                         Dallas, TX 75240

                         Address for Notices:

                         Protective Life Insurance company
                         1150 Two Galleria Tower
                         13455 Noel Road, LB #45
                         Dallas, TX 75240

                         Telecopier No.: (214) 233-4343
                         Telephone No.: (214) 233-4300
                         Attention: Mark K. Okada

                                Credit Agreement

                          MERRILL LYNCH SENIOR FLOATING
                                 RATE FUND, INC.

                         By /s/ John W. Fraser
                              ---------------------------
                              Name: John W. Fraser
                              Title: Authorized Signatory

                         Lending Office for all Loans:

                         Merrill Lynch Asset Management
                         800 Scudders Mill Road, Area 2C
                         Plainsboro, NJ 08536

                         Address for Notices:

                         Merrill Lynch Senior Floating Rate Fund, Inc. 800 Scudders Mill Road, Area 2C
                         Plainsboro, NJ 08536

                         Telecopier No.: (609) 282-2550
                         Telephone No.: (609) 282-3102
                         Attention: Jill Montanye

                         with a copy to:

                         MLAM Accounting
                         500 College Road, 4E
                         Plainsboro, NJ 08536

                         Telecopier No.: (609) 282-7612
                         Telephone No.: (609) 282-7705
                         Attention: John Dugan

                         Bank of New York
                         90 Washington Street
                         12th Floor
                         New York, NY 10286

                         Telecopier No.: (212) 495-2935/2936/2937
                         Telephone No.: (212) 495-2929
                         Attention: Nick Ruggiero

                                Credit Agreement

                                Credit Agreement

                         SENIOR HIGH INCOME PORTFOLIO, INC.

                         By /s/ John W. Fraser
                              ---------------------
                              Name: John W. Fraser
                              Title: Authorized Signatory

                         Lending Office for all Loans:

                         Merrill Lynch Asset Management
                         800 Scudders Mill Road, Area 2C
                         Plainsboro, NJ 08536

                         Address for Notices:

                         Senior High Income
                         Portfolio, Inc.
                         800 Scudders Mill Road, Area 2C
                         Plainsboro, NJ 08536

                         Telecopier No.: (609) 282-2550
                         Telephone No.: (609) 282-3102
                         Attention: Jill Montanye

                         with a copy to:

                         MLAM Accounting
                         500 College Road, 4E
                         Plainsboro, NJ 08536

                         Telecopier No.: (609) 282-7612
                         Telephone No.: (609) 282-7711
                         Attention: David Alu

                         Bank of New York
                         90 Washington Street
                         12th F1oor
                         New York, NY 10286

                         Telecopier No.: (212) 495-2935/2936/2937
                         Telephone No.: (212) 495-3415
                         Attention: Yvette Lee

                                Credit Agreement

                                                                     EXHIBIT A-1

                         [Form of Revolving Credit Note]

                                 PROMISSORY NOTE

$_______________                                                    May 31, 1996
                                                              New York, New York

                  FOR VALUE RECEIVED, SINCLAIR BROADCAST GROUP, INC., a Maryland corporation (the "Borrower"), hereby promises to pay to __________________ (the "Lender") [or registered assigns]*, for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank (National Association) in New York, New York, the principal sum of _______________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Revolving Credit Loans made by the Lender to the Borrower under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Revolving Credit Loan, at such office, in like money and funds, for the period commencing on the date of such Revolving Credit Loan until such Revolving Credit Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

                  [This Note and the Revolving Credit Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the register maintained for such purpose by or on behalf of the Borrower as provided in Section 12.06(g) of the Credit Agreement.]

                  The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Revolving Credit Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation (or any error in making any such recordation) or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Revolving Credit Loans made by the Lender.

                  This Note is one of the Revolving Credit Notes referred to in the Second Amended and Restated Credit Agreement dated as
                                                            --------------------
*        Bracketed language to be inserted into Registered Notes.



                              Revolving Credit Note
of May 31, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between the Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto and The Chase Manhattan Bank (National Association), as Agent, and evidences Revolving Credit Loans made by the Lender thereunder. Capitalized terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

                  The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Loans upon the terms and conditions specified therein.

                  Payment of this Note is secured by certain collateral under the Security Documents referred to in the Credit Agreement.

                  Except  as  permitted  by  Section   12.06(b)  of  the  Credit
Agreement, this Note may not be assigned by the Lender to any other Person.

                  This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                   SINCLAIR BROADCAST GROUP, INC.

                                   By_________________________
                                     Title:


                              Revolving Credit Note

                       SCHEDULE OF REVOLVING CREDIT LOANS

                  This Note evidences Revolving Credit Loans made, Continued or Converted under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below:

                                              Amount
  Date     Prin-                               Paid,
  Made,    cipal                  Duration    Prepaid,    Unpaid
Continued  Amount  Type             of       Continued    Prin-
   or        of     of  Interest  Interest      or        cipal    Notation
Converted   Loan   Loan   Rate     Period    Converted    Amount    Made by
- ---------   ----   ----   ----     ------    ---------    ------    -------



                              Revolving Credit Note

                                                                     EXHIBIT A-2

                       [Form of Tranche A Term Loan Note]

                                 PROMISSORY NOTE

$_______________                                                   May 31, 1996
                                                              New York, New York

                  FOR VALUE RECEIVED, SINCLAIR BROADCAST GROUP, INC., a Maryland corporation (the "Borrower"), hereby promises to pay to __________________ (the "Lender") [or registered assigns]*, for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank (National Association) at 1 Chase Manhattan Plaza, New York, New York 10081, the principal sum of _______________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Tranche A Term Loan made by the Lender to the Borrower under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of such Tranche A Term Loan, at such office, in like money and funds, for the period commencing on the date of such Tranche A Term Loan until such Term Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

                  [This Note and the Tranche A Term Loan evidenced hereby may be transferred in whole or in part only by registration of such transfer on the register maintained for such purpose by or on behalf of the Borrower as provided in Section 12.06(g) of the Credit Agreement.]

                  The date, amount, Type, interest rate and duration of Interest Period (if applicable) of the Tranche A Term Loan, and each portion thereof (if applicable), made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation (or any error in making any such recordation) or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Tranche A Term Loan made by the Lender.

                  This Note is one of the Tranche A Term Loan Notes referred to in the Second Amended and Restated Credit Agreement
                                                     ---------------------------
*        Bracketed language to be inserted into Registered Notes.



                            Tranche A Term Loan Note
dated as of May 31, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between the Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto and The Chase Manhattan Bank (National Association), as Agent, and evidences the Tranche A Term Loan made by the Lender thereunder. Capitalized terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

                  The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Tranche A Term Loans upon the terms and conditions specified therein.

                  Payment of this Note is secured by certain collateral under the Security Documents referred to in the Credit Agreement.

                  Except  as  permitted  by  Section   12.06(b)  of  the  Credit
Agreement, this Note may not be assigned by the Lender to any other Person.

                  This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                     SINCLAIR BROADCAST GROUP, INC.

                                     By_________________________
                                       Title:



                            Tranche A Term Loan Note

                        SCHEDULE OF TRANCHE A TERM LOANS

                  This Note evidences Tranche A Term Loans made, and the respective portions thereof Continued or Converted under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below:

                                                Amount
  Date     Prin-                                 Paid,
  Made,    cipal                    Duration    Prepaid,    Unpaid
Continued  Amount  Type                of      Continued    Prin-
   or        of     of  Interest    Interest      or        cipal    Notation
Converted   Loan   Loan   Rate       Period    Converted    Amount    Made by
- ---------   ----   ----   ----       ------    ---------    ------    -------


                            Tranche A Term Loan Note

                                                                     EXHIBIT A-3

                       [Form of Tranche B Term Loan Note]

                                 PROMISSORY NOTE

$_______________                                                   May 31, 1996
                                                              New York, New York

                  FOR VALUE RECEIVED, SINCLAIR BROADCAST GROUP, INC., a Maryland corporation (the "Borrower"), hereby promises to pay to __________________ (the "Lender") [or registered assigns]*, for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank (National Association) in New York, New York, the principal sum of _______________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Tranche B Term Loan made by the Lender to the Borrower under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of such Tranche B Term Loan, at such office, in like money and funds, for the period commencing on the date of such Tranche B Term Loan until such Term Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

                  [This Note and the Tranche B Term Loan evidenced hereby may be transferred in whole or in part only by registration of such transfer on the register maintained for such purpose by or on behalf of the Borrower as provided in Section 12.06(g) of the Credit Agreement.]

                  The date, amount, Type, interest rate and duration of Interest Period (if applicable) of the Tranche B Term Loan, and each portion thereof (if applicable), made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation (or any error in making any such recordation) or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Tranche B Term Loan made by the Lender.

                  This Note is one of the Tranche B Term Loan Notes referred to in the Second Amended and Restated Credit Agreement
                                                    ----------------------------
*        Bracketed language to be inserted into Registered Notes.



                            Tranche B Term Loan Note
dated as of May 31, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between the Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto and The Chase Manhattan Bank (National Association), as Agent, and evidences the Tranche B Term Loan made by the Lender thereunder. Capitalized terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

                  The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Tranche B Term Loans upon the terms and conditions specified therein.

                  Payment of this Note is secured by certain collateral under the Security Documents referred to in the Credit Agreement.

                  Except  as  permitted  by  Section   12.06(b)  of  the  Credit
Agreement, this Note may not be assigned by the Lender to any other Person.

                  This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                     SINCLAIR BROADCAST GROUP, INC.

                                     By_________________________
                                       Title:



                            Tranche B Term Loan Note

                        SCHEDULE OF TRANCHE B TERM LOANS

                  This Note evidences Tranche B Term Loans made, and the respective portions thereof Continued or Converted under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below:

                                                 Amount
  Date     Prin-                                 Paid,
  Made,    cipal                     Duration    Prepaid,    Unpaid
Continued  Amount  Type                 of      Continued    Prin-
   or        of     of    Interest   Interest      or        cipal    Notation
Converted   Loan   Loan     Rate      Period    Converted    Amount    Made by
- ---------   ----   ----     ----      ------    ---------    ------    -------



                            Tranche B Term Loan Note

                                                                     EXHIBIT A-4

                       [Form of Tranche C Term Loan Note]

                                 PROMISSORY NOTE

$_______________                                             _____________, 199_

                                                              New York, New York

                  FOR VALUE RECEIVED, SINCLAIR BROADCAST GROUP, INC., a Maryland corporation (the "Borrower"), hereby promises to pay to __________________ (the "Lender") [or registered assigns]*, for account of its respective Applicable Lending Offices provided for by the Credit Agreement referred to below, at the principal office of The Chase Manhattan Bank (National Association) in New York, New York, the principal sum of _______________ Dollars (or such lesser amount as shall equal the aggregate unpaid principal amount of the Tranche C Term Loans made by the Lender to the Borrower under the Credit Agreement), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided in the Credit Agreement, and to pay interest on the unpaid principal amount of each such Tranche C Term Loan, at such office, in like money and funds, for the period commencing on the date of such Tranche C Term Loan until such Term Loan shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement.

                  [This Note and the Tranche C Term Loans evidenced hereby may be transferred in whole or in part only by registration of such transfer on the register maintained for such purpose by or on behalf of the Borrower as provided in Section 12.06(g) of the Credit Agreement.]

                  The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Term Loan made by the Lender to the Borrower, and each payment made on account of the principal thereof, shall be recorded by the Lender on its books and, prior to any transfer of this Note, endorsed by the Lender on the schedule attached hereto or any continuation thereof, provided that the failure of the Lender to make any such recordation (or any error in making any such recordation) or endorsement shall not affect the obligations of the Borrower to make a payment when due of any amount owing under the Credit Agreement or hereunder in respect of the Tranche C Term Loans made by the Lender.

                  This Note is one of the Tranche C Term Loan Notes referred to in the Second Amended and Restated Credit Agreement
                                                       -------------------------
*        Bracketed language to be inserted into Registered Notes.



                            Tranche C Term Loan Note
dated as of May 31, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement") between the Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto and The Chase Manhattan Bank (National Association), as Agent, and evidences Revolving Credit Loans made by the Lender thereunder. Terms used but not defined in this Note have the respective meanings assigned to them in the Credit Agreement.

                  The Credit Agreement provides for the acceleration of the maturity of this Note upon the occurrence of certain events and for prepayments of Tranche C Term Loans upon the terms and conditions specified therein.

                  Payment of this Note is secured by certain collateral under the Security Documents referred to in the Credit Agreement.

                  Except  as  permitted  by  Section   12.06(b)  of  the  Credit
Agreement, this Note may not be assigned by the Lender to any other Person.

                  This Note shall be governed by, and construed in accordance with, the law of the State of New York.

                                     SINCLAIR BROADCAST GROUP, INC.

                                     By_________________________

                                     Title:



                            Tranche C Term Loan Note

                        SCHEDULE OF TRANCHE C TERM LOANS

                  This Note evidences Tranche C Term Loans made, Continued or Converted under the within-described Credit Agreement to the Borrower, on the dates, in the principal amounts, of the Types, bearing interest at the rates and having Interest Periods (if applicable) of the durations set forth below, subject to the payments, Continuations, Conversions and prepayments of principal set forth below:

                                                  Amount
  Date     Prin-                                  Paid,
  Made,    cipal                     Duration    Prepaid,    Unpaid
Continued  Amount  Type                 of      Continued    Prin-
   or        of     of    Interest   Interest      or        cipal    Notation
Converted   Loan   Loan     Rate      Period    Converted    Amount    Made by
- ---------   ----   ----     ----      ------    ---------    ------    -------



                            Tranche C Term Loan Note

                                                                       EXHIBIT B

                 [Form of Tranche C Term Loan Activation Notice]

                      TRANCHE C TERM LOAN ACTIVATION NOTICE

To: The Chase Manhattan Bank (National Association) as Agent under the Credit Agreement referred to below

                  Reference is hereby made to the Second Amended and Restated Credit Agreement dated as of May 31, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement"). Terms defined in the Credit Agreement and not defined herein are used herein as defined therein.

                  This notice is the Tranche C Term Loan Activation Notice referred to in the Credit Agreement, and the Borrower and each of the Lenders signatory hereto (the "Tranche C Lenders") hereby notify you that:

                  1.       The Tranche C Term Loan Activation Date is

                           -----------.

                  2. The Tranche C Term Loan Commitment of each Tranche C Lender is set forth opposite such Tranche C Lender's name on the signature pages hereof under the caption "Tranche C Term Loan Commitment".

                  Each of the Tranche C Lenders and the Borrower hereby agrees that (a) the rate of commitment fee payable by the Borrower to each Tranche C Lender under Section 2.04 of the Credit Agreement on the daily average unused amount of such Trance C Lender's Tranche C Term Loan Commitment shall be ______________ and (b) the Applicable Margin for Tranche C Term Loans shall be
______________.

                                         SINCLAIR BROADCAST GROUP, INC.

                                         By____________________________
                                           Name:
                                           Title:



                      Tranche C Term Loan Activation Notice

Tranche C Term Loan Commitment                    [NAME OF TRANCHE C LENDER]
- ------------------------------
$

                                                   By__________________________
                                                     Name:
                                                     Title:

CONSENTED TO:

THE CHASE MANHATTAN BANK
  (NATIONAL ASSOCIATION),
  as Agent

By_______________________
  Name:
  Title:



                      Tranche C Term Loan Activation Notice

                                                                       EXHIBIT C

                          [Form of Security Agreement]

                 SECOND AMENDED AND RESTATED SECURITY AGREEMENT

                  SECOND AMENDED AND RESTATED SECURITY AGREEMENT dated as of May 31, 1996, between:

                  SINCLAIR BROADCAST GROUP, INC., a corporation duly organized and validly existing under the laws of the State of Maryland (the "Borrower");

                  each of the Subsidiaries of the Borrower identified under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereof (individually, a "Subsidiary Guarantor" and, collectively, the
         "Subsidiary Guarantors" and, together with the Borrower, the "Obligors"); and

                  THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as agent for the lenders party to the "Credit Agreement" defined below (in such capacity, together with its successors in such capacity, the "Agent").

                  WHEREAS, the Borrower, certain Subsidiary Guarantors (the "Existing Subsidiary Guarantors"), certain of the lenders (the "Existing Lenders") and the Agent are parties to an Amended and Restated Credit Agreement dated as of May 24, 1994 (as heretofore amended, supplemented and otherwise modified and in effect on the date hereof before giving effect to the amendment and restatement thereof contemplated by the Credit Agreement (as defined below), the "Existing Credit Agreement"), and in connection therewith the Borrower, the Existing Subsidiary Guarantors and the Agent have executed and delivered an Amended and Restated Security Agreement dated as of May 24, 1994 (as heretofore amended, supplemented and otherwise modified and in effect on the date hereof before giving effect to the amendment and restatement contemplated hereby, the "Existing Security Agreement") pursuant to which the Borrower and the Existing Subsidiary Guarantors granted to the Agent, for the benefit of the Existing Lenders, a security interest in the Collateral referred to therein.

                  WHEREAS,  concurrently with the execution and delivery of this
Agreement, the Borrower, the Subsidiary Guarantors and certain lenders (collectively, the "Lenders") and the Agent are entering into a Second Amended and Restated Credit Agreement dated as of May 31, 1996 (as modified and supplemented and in effect from time to time (including, without limitation, to increase the amount of credit to be extended thereunder), the "Credit Agreement"), providing, subject to the terms and conditions thereof, for the extension and renewal of the Borrower's indebtedness under the Existing Credit Agreement and



                               Security Agreement
for additional extensions of credit to the Borrower. In addition, the Borrower may now or hereafter from time to time be obligated to various of the Lenders in respect of certain Interest Rate Protection Agreements (as defined in the Credit Agreement) (such obligations being herein referred to as the "Other Indebtedness").

                  To induce said Lenders to amend and restate the Existing Credit Agreement and to extend credit thereunder and to extend credit to the Borrower which would constitute Other Indebtedness, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors and the Agent hereby agree that the Existing Security Agreement shall be hereby amended and restated to read as follows:

                  Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

                  "Accounts" shall have the meaning ascribed thereto in Section 3(d) hereof.

                  "Collateral"  shall  have  the  meaning  ascribed  thereto  in
         Section 3 hereof.

                  "Collateral Account" shall have the meaning ascribed thereto in Section 4.01 hereof.

                  "Copyright Collateral" shall mean all Copyrights, whether now owned or hereafter acquired by any Obligor, including each Copyright identified in Annex 2 hereto.

                  "Copyrights" shall mean all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

                  "Documents" shall have the meaning ascribed thereto in Section 3(j) hereof.

                  "Equipment" shall have the meaning ascribed thereto in Section 3(h) hereof.

                  "Instruments"  shall  have the  meaning  ascribed  thereto  in
         Section 3(e) hereof.


                               Security Agreement

                  "Intellectual  Property" shall mean all Copyright  Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to any Obligor with respect to any of the foregoing, in each case whether now or hereafter owned or used including, without limitation, the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral, listed in Annex 5 hereto; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by any Obligor; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by any Obligor in respect of any of the items listed above.

                  "Inventory" shall have the meaning ascribed thereto in Section 3(f) hereof.

                  "Issuers"   shall   mean,    collectively,    the   respective
         corporations identified beneath the names of the Obligors in Annex 1 hereto under the caption "Issuer".

                  "Makers" shall mean, collectively, the respective Persons identified beneath the names of the Obligors in Annex 7 hereto under the caption "Maker".

                  "Motor Vehicles" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

                  "Patent Collateral" shall mean all Patents, whether now owned or hereafter acquired by any Obligor, including each Patent identified in Annex 3 hereto.

                  "Patents"  shall mean all  patents  and  patent  applications,
         including,   without   limitation,   the  inventions  and  improvements
         described and claimed therein together with

                               Security Agreement
         the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

                  "Pledged Notes" shall mean the notes listed in Annex 7 attached hereto and all other evidence of indebtedness owing to any of the Obligors by any of the Credit Parties, the Smith Brothers, WPTT, Inc., a Maryland corporation, and Bay Television, Inc., a Florida corporation.

                  "Pledged  Stock"  shall have the meaning  ascribed  thereto in
         Section 3(a) hereof.

                  "Secured Obligations" shall mean, collectively, (a) the principal of and interest on the Loans made by the Lenders to, and the Note(s) held by each Lender of, the Borrower, all Reimbursement Obligations and interest thereon and all other amounts from time to time owing to the Lenders or the Agent by the Credit Parties under the Basic Documents, (b) all Other Indebtedness and interest thereon, (c) all obligations of the Subsidiary Guarantors under the Credit Agreement and the other Basic Documents (including, without limitation, in respect of their Guarantee under Section 6 of the Credit Agreement), and (d) all obligations of the Obligors to the Lenders and the Agent hereunder.

                  "Stock Collateral" shall mean, collectively, the Collateral described in clauses (a) through (c) of Section 3 hereof, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to said clauses (a) through (c), and the proceeds of and to any such property and, to the extent related to any such property or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

                  "Trademark Collateral" shall mean all Trademarks, whether now owned or hereafter acquired by any Obligor, including each Trademark identified in Annex 4 hereto. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark which would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

                  "Trademarks" shall mean all trade names, trademarks and service marks, logos, trademark and service mark



                               Security Agreement
         registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

                  Section  2.  Representations  and  Warranties.   Each  Obligor
represents and warrants to the Lenders and the Agent that:

                  (a) such Obligor is the sole beneficial owner of the Collateral in which it purports to grant a security interest pursuant to Section 3 hereof and no Lien exists or will exist upon any such Collateral at any time (and, with respect to the Stock Collateral, no right or option to acquire the same exists in favor of any other Person), except for Liens permitted under Section 9.06 of the Credit Agreement and except for the pledge and security interest in favor of the Agent for the benefit of the Lenders created or provided for herein, which pledge and security interest constitute a perfected pledge and security interest in and to all of such Collateral (other than Intellectual Property registered or otherwise located outside of the United States of America) subject to no equal or prior Lien except for Liens permitted under said Section 9.06;

                  (b) the Pledged Stock evidenced by the certificates identified under the name of such Obligor in Annex 1 hereto is, and all other Pledged Stock in which such Obligor shall hereafter grant a security interest pursuant to Section 3 hereof will be, duly authorized, validly issued, fully paid and nonassessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the respective Issuers of such Pledged Stock, upon the transfer of such Pledged Stock (except for any such restriction contained herein or in the Credit Agreement);

                  (c) the Pledged Stock evidenced by the certificates identified under the name of such Obligor in Annex 1 hereto constitutes all of the issued and outstanding shares of

                               Security Agreement
         capital stock of any class of the Issuers beneficially owned by such Obligor on the date hereof (whether or not registered in the name of such Obligor) and said Annex 1 correctly identifies, as at the date hereof, the respective Issuers of such Pledged Stock, the respective class and par value of the shares comprising such Pledged Stock and the respective number of shares (and registered owner thereof) evidenced by each such certificate;

                  (d) Annexes 2, 3 and 4 hereto, respectively, set forth under the name of such Obligor a complete and correct list of all Copyrights, Patents, and Trademarks owned by such Obligor on the date hereof; except pursuant to licenses and other user agreements entered into by such Obligor in the ordinary course of business, which are listed in Annex 5 hereto, such Obligor owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent, or Trademark listed in said Annexes 2, 3 and 4, and all registrations listed in said Annexes 2, 3 and 4 are valid and in full force and effect; except as may be set forth in said Annex 5, the Obligors own and possess the right to use all Copyrights, Patents, and Trademarks;

                  (e) Annex 5 hereto sets forth a complete and correct list of all licenses and other user agreements included in the Intellectual Property on the date hereof;

                  (f) to such Obligor's knowledge, (i) except as set forth in Annex 5 hereto, there is no violation by others of any right of such Obligor with respect to any Copyright, Patent, or Trademark listed in Annexes 2, 3 and 4 hereto, respectively, under the name of such Obligor and (ii) such Obligor is not infringing in any respect upon any Copyright, Patent, or Trademark of any other Person; and no proceedings have been instituted or are pending against such Obligor or, to such Obligor's knowledge, threatened, and no claim against such Obligor has been received by such Obligor, alleging any such violation, except as may be set forth in said Annex 5;

                  (g) such Obligor does not own any Trademarks registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies;

                  (h) the Pledged Notes identified under the name of such Obligor in Annex 7 hereto constitute all of the Pledged Notes beneficially owned by such Obligor on the date hereof, and said Annex 7 correctly identifies, as at the date hereof, the respective Makers of such Pledged Notes and the respective outstanding principal amounts thereof; and



                               Security Agreement

                  (i) on the date hereof, no Pledged Note is overdue or has been dishonored or is subject to any defense or adverse claim by any Person.

                  Section 3. Collateral. Each Obligor hereby pledges and grants to the Agent, for the benefit of the Lenders as hereinafter provided, a security interest in all of such Obligor's right, title and interest in the following property, whether now owned by such Obligor or hereafter acquired and whether now existing or hereafter coming into existence, and wherever located (all being collectively referred to herein as "Collateral"), as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations owing by such Obligor:

                  (a) the respective shares of stock of the Issuers evidenced by the certificates identified in Annex 1 hereto under the name of such Obligor and all other shares of capital stock of whatever class of the Issuers, now or hereafter owned by such Obligor, together with in each case the certificates evidencing the same (collectively, the "Pledged Stock");

                  (b) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

                  (c) without affecting the obligations of such Obligor under any provision prohibiting such action hereunder or under the Credit Agreement, in the event of any consolidation or merger in which any Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is such Obligor itself) formed by or resulting from such consolidation or merger;

                  (d) all accounts and general intangibles (each as defined in the Uniform Commercial Code) of such Obligor constituting any right to the payment of money, including (but not limited to) (i) all moneys due and to become due to such Obligor (A) in respect of any loans or advances, (B) for Inventory or Equipment or other goods sold or leased or for services rendered, (C) in respect of network affiliation, programming, retransmission program supplier


                              Security Agreement
         and other similar contracts and agreements with licensed common carriers or others relating to the transmission, retransmission or delivery of programming to others, (D) under any guarantee (including a letter of credit) of the purchase price of Inventory or Equipment sold by such Obligor and (E) in respect of the sale, barter or exchange by any Obligor of advertising or programming time or services and (ii) all tax refunds (such accounts, general intangibles, moneys due and to become due and tax refunds being herein called collectively "Accounts");

                  (e) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of such Obligor evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances (herein collectively called "Instruments");

                  (f) all inventory (as defined in the Uniform Commercial Code) of such Obligor, all goods obtained by such Obligor in exchange for such inventory, and any products made or processed from such inventory including all substances, if any, commingled therewith or added thereto (herein collectively called "Inventory");

                  (g) all Intellectual Property and all other accounts or general intangibles not constituting Intellectual

         Property or Accounts;

                  (h) all equipment (as defined in the Uniform Commercial Code) of such Obligor, including, without limitation, all machinery, amplifiers, transmitters, converters, cables, antennae, earth stations, towers, cameras, connections, office supplies, fixtures, furniture, all tangible personal property used in the operation of any television systems or franchise, all studio transmitter links and other signal transmission and reception equipment and Motor Vehicles (herein collectively called "Equipment");

                  (i) each contract and other agreement of such Obligor relating to the sale, barter or exchange or other disposition of advertising or programming time or of Inventory or Equipment, in each case to the maximum extent assignable;

                  (j) all documents of title (as defined in the Uniform Commercial Code) or other receipts of such Obligor covering, evidencing or representing Inventory or Equipment (herein collectively called "Documents");



                               Security Agreement

                  (k) all rights, claims and benefits of such Obligor against any Person arising out of, relating to or in connection with programming, Inventory or Equipment purchased by such Obligor, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such programming, Inventory or Equipment;

                  (l) to the maximum extent such rights are assignable without violating the respective terms thereof, each Obligor's rights under all present and future network affiliation, syndicated film and feature agreements, trade or barter agreements, commitments or undertakings, advertising and other similar contracts, agreements or licenses for television or radio programming or advertising services;

                  (m) the balance from time to time in the Collateral Account;

                  (n) the Pledged Notes and all moneys or property representing interest thereon;

                  (o) all agreements, contracts and leases of personal property now or hereafter in effect between any Obligor and any other party or parties relating to the business or operations of any of the Stations, including, without limitation, all agreements, contracts and leases of personal property set forth and described in Annex 8 hereto;

                  (p) all Broadcast Licenses, whether now or hereafter granted to such Obligor, including, without limitation, each of the Broadcast Licenses listed in Annex 9 hereto, to the extent the security interest therein granted or purported to be granted by such Obligor under this Agreement may be validly granted;

                  (q) all other tangible and intangible personal property and fixtures of such Obligor, including, without limitation, all proceeds, products, offspring, rents, profits, income, benefits, accessions, substitutions and replacements of and to any of the property of such Obligor described in clauses (a) through (p) above in this Section 3 (including, without limitation, (i) any proceeds of the Broadcast Licenses referred to in paragraph (p) above, whether or not a security interest in such Broadcast Licenses granted or purported to be granted by such Obligor under this Agreement may be validly granted and (ii) any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by such Obligor in respect of any of the items listed above), and, to the


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
         extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Obligor or any computer bureau or service company from time to time acting for such Obligor.

Notwithstanding the foregoing clauses (a) through (q) of this Section 3, the Collateral does not and shall not include (i) the partnership interest of FSF-TV in the Auburn Tower Partnership, a North Carolina general partnership and (ii) prior to the termination of the Stock Pledge Agreement dated as of March 27, 1995 between Edwin L. Edwards, Sr., Carolyn C. Smith and Chase, as agent for certain lenders, any stock acquired from Carolyn C. Smith by any of the Obligors upon the exercise of the Glencairn Options.

                  Section 4.  Cash Proceeds of Collateral.
                              ---------------------------
                  4.01 Collateral Account. There is hereby established with the Agent a cash collateral account (the "Collateral Account") in the name and under the control of the Agent into which there shall be deposited from time to time the cash proceeds of any of the Collateral (including proceeds of insurance thereon) required to be delivered to the Agent pursuant hereto and into which the Obligors may from time to time deposit any additional amounts which any of them wishes to pledge to the Agent for the benefit of the Lenders as additional collateral security hereunder. The balance from time to time in the Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. Except as expressly provided in the next sentence, the Agent shall remit the collected balance outstanding to the credit of the Collateral Account to or upon the order of the Obligors as the Obligors through the Borrower shall from time to time instruct. However, at any time following the occurrence and during the continuance of an Event of Default, the Agent may (and, if instructed by the Lenders as specified in Section 11.03 of the Credit Agreement, shall) in its (or their) discretion apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in
Section 5.09 hereof. The balance from time to time in the Collateral Account shall be subject to withdrawal only as provided herein.

                  4.02 Proceeds of Accounts. At any time after the occurrence and during the continuance of an Event of Default,



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                                     - 11 -

each Obligor shall, upon the request of the Agent, instruct all account debtors and other Persons obligated in respect of all Accounts to make all payments in respect of the Accounts either (a) directly to the Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Agent) or (b) to one or more other lenders in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Agent) under arrangements, in form and substance satisfactory to the Agent pursuant to which such Obligor shall have irrevocably instructed such other lender (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Agent for deposit into the Collateral Account. All payments made to the Agent, as provided in the preceding sentence, shall be immediately deposited in the Collateral Account. In addition to the foregoing, each Obligor agrees that, at any time after the occurrence and during the continuance of an Event of Default, if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) shall be received by it, such Obligor shall, upon the request of the Agent, as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by such Obligor for and as the property of the Agent and shall not be commingled with any other funds or property of such Obligor.

                  4.03 Investment of Balance in Collateral Account. Amounts on deposit in the Collateral Account shall be invested from time to time in such Permitted Investments as the Obligors through the Borrower (or, after the occurrence and during the continuance of a Default, the Agent) shall determine, which Permitted Investments shall be held in the name and be under the control of the Agent, provided that (a) at any time after the occurrence and during the continuance of an Event of Default, the Agent may (and, if instructed by the Lenders as specified in Section 11.03 of the Credit Agreement, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section
5.09 hereof and (b) if requested by the Obligors through the Borrower, such Permitted Investments may be held in the name and under the control of one or more of the Lenders (and in that connection each Lender, pursuant to Section
11.10 of the Credit Agreement) has agreed that such Permitted Investments shall be held by such Lender as a collateral sub-agent for the Agent hereunder).

                  Section 5. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest



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                                     - 12 -

pursuant to Section 3 hereof, the Obligors hereby jointly and severally agree with each Lender and the Agent as follows:

                  5.01  Delivery and Other Perfection.  Each Obligor shall:
                        -----------------------------
                  (a) if any of the above-described shares, securities, moneys or property required to be pledged by such Obligor under clauses (a),
         (b) and (c) of Section 3 hereof are received by such Obligor, forthwith either (i) transfer and deliver to the Agent such shares or securities so received by such Obligor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers or bond powers (as the case may be) duly executed in blank), all of which thereafter shall be held by the Agent, pursuant to the terms of this Agreement, as part of the Collateral or (ii) take such other action as the Agent shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, monies or property referred to in said clauses (a), (b) and (c);

                  (b) deliver  and pledge to the Agent any and all  Instruments, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Agent may request; provided, that so long as no Default shall have occurred and be continuing, such Obligor may retain for collection in the ordinary course any Instruments received by such Obligor in the ordinary course of business and the Agent shall, promptly upon request of such Obligor through the Borrower, make appropriate arrangements for making any Instrument pledged by such Obligor available to such Obligor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Agent, against trust receipt or like document);

                  (c) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Agent) to create, preserve, perfect or validate the pledge and security interest granted pursuant hereto or to enable the Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Stock Collateral to be transferred of record into the name of the Agent or its nominee (and the Agent agrees that if any Stock Collateral is transferred into its name or the name of its nominee, the Agent will thereafter promptly give to the respective Obligor copies of any notices and communications received by it with respect to the Stock



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

         Collateral pledged by such Obligor hereunder), provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (i) below;

                  (d) without  limiting the  obligations  of such Obligor  under
         Section 5.04(c) hereof, upon the acquisition after the date hereof by such Obligor of any Equipment covered by a certificate of title or ownership, cause the Agent to be listed as the lienholder on such certificate of title and within 120 days of the acquisition thereof deliver evidence of the same to the Agent;

                  (e) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Agent may reasonably require in order to reflect the security interests granted by this Agreement;

                  (f) furnish to the Agent from time to time (but, unless a Default shall have occurred and be continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral, and the Trademark Collateral, respectively, and such other reports in connection with the Copyright Collateral, the Patent Collateral, and the Trademark Collateral, as the Agent may reasonably request, all in reasonable detail;

                  (g) promptly upon request of the Agent, following receipt by the Agent of any statements, schedules or reports pursuant to clause
         (f) above, modify this Agreement by amending Annexes 2, 3 and/or 4 hereto, as the case may be, to include any Copyright, Patent, or Trademark which becomes part of the Collateral under this Agreement;

                  (h) permit representatives of the Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Agent to be present at such Obligor's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by such Obligor with respect to the Collateral, all in such manner as the Agent may require; and

                  (i) upon the occurrence and during the continuance of any Default, upon request of the Agent, promptly notify (and such Obligor hereby authorizes the Agent so to notify) each account debtor in respect of any Accounts or Instruments



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
         that such Collateral has been assigned to the Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Agent.

                  5.02 Other Financing Statements and Liens. Except as otherwise permitted under Section 9.06 of the Credit Agreement, without the prior written consent of the Agent, no Obligor shall file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Agent is not named as the sole secured party for the benefit of the Lenders.

                  5.03 Preservation of Rights. The Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

                  5.04 Special Provisions Relating to Certain Collateral.

                  (a)  Stock Collateral and Pledged Notes.

                  (i) The Obligors will cause the Stock Collateral to constitute at all times 100% of the total number of shares of each class of capital stock of each Issuer then outstanding.

             (ii) So long as no Event of Default shall have occurred and be continuing, the Obligors shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement, the Note(s) or any other instrument or agreement referred to herein or therein, provided that the Obligors jointly and severally agree that (x) they will not vote the Stock Collateral in any manner that is inconsistent with the terms of this Agreement, the Credit Agreement, the Note(s) or any such other instrument or agreement and (y) they will not agree to any amendment, supplement or other modification to any Pledged Note; and the Agent shall execute and deliver to the Obligors or cause to be executed and delivered to the Obligors all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Obligors may reasonably request for the purpose of enabling the Obligors to exercise the rights and powers which they are entitled to exercise pursuant to this Section 5.04(a)(2).

            (iii) Unless and until an Event of Default has occurred and is continuing, the Obligors shall be entitled to receive and retain any dividends on the Collateral paid in cash out of earned surplus and any cash principal and interest on the Pledged Notes.


                               Security Agreement

             (iv) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Agent or any Lender exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreement, the Note(s) or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Collateral shall be paid directly to the Agent and retained by it in the Collateral Account as part of the Collateral, subject to the terms of this Agreement, and, if the Agent shall so request in writing, the Obligors jointly and severally agree to execute and deliver to the Agent appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Agent shall, upon request of the Obligors (except to the extent theretofore applied to the Secured Obligations), be returned by the Agent to the Obligors.

                  (b)  Intellectual Property.
                       ---------------------
                  (i) For the purpose of enabling the Agent to exercise rights and remedies under Section 5.05 hereof at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Obligor hereby grants to the Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Obligor) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Obligor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

             (ii) Notwithstanding anything contained herein to the contrary, but subject to the provisions of Section 9.05 of the Credit Agreement which limit the right of the Obligors to dispose of their property, so long as no Event of Default shall have occurred and be continuing, the Obligors will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Obligors. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Agent shall from time to time, upon the request of the Obligors through the Borrower, execute and deliver any instruments, certificates or other documents, in the form so requested, which the Obligors through the Borrower shall have certified are appropriate (in their judgment) to allow them to take any action permitted above (including relinquishment of the license provided pursuant to



                               Security Agreement
clause (i) immediately above as to any specific Intellectual Property). Further, upon the payment in full of all of the Secured Obligations, cancellation or termination of the Commitments and Letter of Credit Liabilities and the termination of all Interest Rate Protection Agreements constituting Other Indebtedness, or earlier expiration of this Agreement or release of the Collateral, the Agent shall grant back to the Obligors the license granted pursuant to clause (i) immediately above. The exercise of rights and remedies under Section 5.05 hereof by the Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Obligors in accordance with the first sentence of this clause (ii).

                  (c)  Motor Vehicles.
                       --------------
                  (i) At any time after the occurrence and during the continuance of an Event of Default, each Obligor shall, upon the request of the Agent, deliver to the Agent originals of the certificates of title or ownership for the Motor Vehicles owned by it with the Agent listed as lienholder and take such other action as the Agent shall deem appropriate to perfect the security interest created hereunder in such Motor Vehicles.

                  (ii) Upon the acquisition after the date hereof by any Obligor of any Motor Vehicle, such Obligor shall deliver to the Agent, at any time after the occurrence and during the continuance of an Event of Default and upon the request of the Agent, originals of the certificates of title or ownership for such Motor Vehicles, together with the manufacturer's statement of origin with the Agent listed as lienholder; provided, however, if the Motor Vehicle to be acquired is subject to a purchase money security interest, the Agent shall be listed as a junior lienholder to the Person holding such purchase money security interest.

                  (iii) Without limiting Section 5.10 hereof, each Obligor hereby appoints the Agent as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (x) executing on behalf of such Obligor title or ownership applications for filing with appropriate state agencies to enable Motor Vehicles now owned or hereafter acquired by such Obligor to be retitled and the Agent listed as lienholder thereon, (y) filing such applications with such state agencies and (z) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Obligor as the Agent may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, the purpose of creating in favor of the Agent a perfected lien on the Motor Vehicles and exercising the rights and remedies of the Agent under Section 5.05 hereof). This



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
appointment as attorney-in-fact is irrevocable and coupled with an interest.

             (iv) Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each Motor Vehicle covered thereby.

                  5.05 Events of Default, etc. During the period during which an Event of Default shall have occurred and be continuing:

                  (a) each Obligor shall, at the request of the Agent, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Agent and such Obligor, designated in its request;

                  (b) the Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, reduce the rate of interest or, forgive any amount of principal of or otherwise modify the terms of, any of the Collateral;

                  (c) the Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform
         Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Agent were the sole and absolute owner thereof (and each Obligor agrees to take all such action as may be appropriate to give effect to such right);

                  (d) the Agent in its discretion may, in its name or in the name of the Obligors or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

                  (e) the Agent may, upon ten Business Days' prior written notice to the Obligors of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Agent, the Lenders or any of their respective agents, sell, lease, assign or otherwise dispose of all or any portion of such Collateral, at such place or places as the Agent deems best, and for cash or on credit or



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
         for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived) and the Agent or any Lender or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Obligors, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and the Obligors shall supply to the Agent or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 5.05, including by virtue of the exercise of the license granted to the Agent in
Section 5.04(b)(i) hereof, shall be applied in accordance with Section 5.09 hereof.

                  The Obligors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Obligors acknowledge that any such private sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer or issuer thereof to register it for public sale.



                               Security Agreement

                  5.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 5.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Obligors shall remain liable for any deficiency.

                  5.07 Removals, etc. Without at least 30 days' prior written notice to the Agent, no Obligor shall (a) maintain any of its books or records with respect to the Collateral at any office or maintain its chief executive office or its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere other than at the address indicated beneath the signature of the Borrower to the Credit Agreement or at one of the locations identified in Annex 6 hereto under its name or in transit from one of such locations to another or (b) change its corporate name, or the name under which it does business, from the name shown on the signature pages hereto.

                  5.08 Private Sale. The Agent and the Lenders shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 5.05 hereof conducted in a commercially reasonable manner. Each Obligor hereby waives any claims against the Agent or any Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

                  5.09 Application of Proceeds. Except as otherwise herein expressly provided and except as provided below in this Section 5.09, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Agent under Section 4 hereof or this Section 5, shall be applied by the Agent:

                  First,  to the  payment  of the  costs  and  expenses  of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Agent and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Agent in connection therewith;

                  Next, to the payment in full of the Secured Obligations, equally and ratably in accordance with the respective amounts thereof then due and owing or as the Lenders holding the same may otherwise agree; and



                               Security Agreement

                  Finally, to the payment to the respective Obligor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

                  As used in this Section 5, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Obligors or any issuer of or obligor on any of the Collateral.

                  5.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Agent is hereby appointed the attorney-in-fact of each Obligor for the purpose of carrying out the provisions of this Section 5 and taking any action and executing any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Agent shall be entitled under this Section 5 to make collections in respect of the Collateral, the Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of any Obligor representing any dividend, payment, or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

                  5.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, each Obligor shall (a) caused to be filed such financing statements and other documents in such offices as the Agent may request to perfect the security interests granted by Section 3 of this Agreement, (b) cause the Agent (to the extent requested by any Lender) to be listed as the lienholder on all certificates of title or ownership relating to Motor Vehicles owned by such Obligor and (c) deliver to the Agent (i) all certificates identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank and (ii) all promissory notes identified in Annex 7 hereto, accompanied by undated bond powers duly executed in blank.

                  5.12 Termination. When all Secured Obligations shall have been paid in full, the Commitments of the Lenders under the Credit Agreement, all Letter of Credit Liabilities and the Interest Rate Protection Agreements constituting Other Indebtedness shall have expired or been terminated, this Agreement shall terminate, and the Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or


                               Security Agreement
on the order of the respective Obligors and to be released and canceled all licenses and rights referred to in Section 5.04(b)(i) hereof. The Agent shall also execute and deliver to the respective Obligors upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by the respective Obligors to effect the termination and release of the Liens on the Collateral.

                  5.13 Further Assurances. Each Obligor agrees that, from time to time upon the written request of the Agent, such Obligor will execute and deliver such further documents and do such other acts and things as the Agent may reasonably request in order fully to effect the purposes of this Agreement.

                  5.14 Release of Motor Vehicles. So long as no Default shall have occurred and be continuing, upon the request of any Obligor, the Agent shall execute and deliver to such Obligor such instruments as such Obligor shall reasonably request to remove the notation of the Agent as lienholder on any certificate of title for any Motor Vehicle; provided that any such instruments shall be delivered, and the release effective only upon receipt by the Agent of a certificate from such Obligor stating that the Motor Vehicle the lien on which is to be released is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss).

                  Section 6.  Miscellaneous.
                              --------------
                  6.01 No Waiver. No failure on the part of the Agent or any Lender to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                  6.02 Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at its "Address for Notices" specified pursuant to Section 12.02 of the Credit Agreement and shall be deemed to have been given at the times specified in said Section 12.02.

                  6.03 Expenses. The Obligors jointly and severally agree to reimburse each of the Lenders and the Agent for all


                               Security Agreement
reasonable costs and expenses of the Lenders and the Agent (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (a) any Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (i) performance by the Agent of any obligations of the Obligors in respect of the Collateral that the Obligors have failed or refused to perform, (ii) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Agent in respect thereof, by litigation or otherwise, including expenses of insurance, (iii) judicial or regulatory proceedings and
(iv) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (b) the enforcement of this Section 6.03, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3 hereof.

                  6.04 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Obligor and the Agent (with the consent of the Lenders as specified in Section 11.09 of the Credit Agreement). Any such amendment or waiver shall be binding upon the Agent and each Lender, each holder of any of the Secured Obligations and each Obligor.

                  6.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Obligor, the Agent, the Lenders and each holder of any of the Secured Obligations (provided, however, that no Obligor shall assign or transfer its rights hereunder without the prior written consent of the Agent).

                  6.06 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  6.07 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  6.08 Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. Each Obligor hereby submits to



                               Security Agreement
the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Obligor irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                  6.09 Waiver of Jury Trial. EACH OF THE OBLIGORS, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  6.10 Certain Regulatory Requirements. Any provision contained herein to the contrary notwithstanding, no action shall be taken hereunder by the Agent or any Lender with respect to any item of Collateral unless and until all applicable requirements (if any) of the FCC under the Federal Communications Act of 1934, as amended, and the respective rules and regulations thereunder and thereof, as well as any other Federal, state or local laws, rules and regulations of other regulatory or governmental bodies applicable to or having jurisdiction over any Obligor (or any entity under the control of such Obligor), have been satisfied with respect to such action and there have been obtained such consents, approvals and authorizations (if any) as may be required to be obtained from the FCC and any other governmental authority under the terms of any license or similar operating right held by such Obligor (or any entity under the control of such Obligor). It is the intention of the parties hereto that the Liens in favor of the Agent on the Collateral shall in all relevant aspects be subject to and governed by said statutes, rules and regulations and that nothing in this Agreement shall be construed to diminish the control exercised by the Obligors except in accordance with the provisions of such statutory requirements, rules and regulations. Each Obligor agrees that upon request from time to time by the Agent after the occurrence and during the continuance of an Event of Default, it will use its best efforts to obtain any governmental, regulatory or third party consents, approvals or authorizations referred to in this Section 6.10.

                  6.11 Agents and Attorneys-in-Fact. The Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.



                               Security Agreement

                  6.12 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.


                               Security Agreement

                  IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed as of the day and year first above written.

                                     SINCLAIR BROADCAST GROUP, INC.

                                     By___________________________
                                       Name:
                                       Title:



                               Security Agreement

                         SUBSIDIARY GUARANTORS
                         ---------------------

                         CHESAPEAKE TELEVISION, INC.
                         KABB, INC.
                         KDNL, INC.
                         KDSM, INC.
                         KSMO, INC.
                         SCI - INDIANA, INC.
                         SCI - SACRAMENTO, INC.
                         SINCLAIR COMMUNICATIONS, INC.
                         SINCLAIR RADIO OF ALBUQUERQUE, INC.
                         SINCLAIR RADIO OF BUFFALO, INC.
                         SINCLAIR RADIO OF GREENVILLE, INC.
                         SINCLAIR RADIO OF LOS ANGELES, INC . SINCLAIR RADIO OF MEMPHIS, INC.
                         SINCLAIR RADIO OF NASHVILLE, INC.
                         SINCLAIR RADIO OF NEW ORLEANS, INC.
                         SINCLAIR RADIO OF ST. LOUIS, INC.
                         SINCLAIR RADIO OF WILKES-BARRE, INC.
                         TUSCALOOSA BROADCASTING, INC.
                         WCGV, INC.
                         WDBB, INC.
                         WLFL, INC.
                         WLOS, INC.
                         WPGH, INC.
                         WPGH LICENSEE, INC.
                         WSMH, INC.
                         WSTR, INC.
                         WSTR LICENSEE, INC.
                         WTTE, CHANNEL 28, INC.
                         WTTE, CHANNEL 28 LICENSEE, INC.
                         WTTO, INC.
                         WTVZ, INC.
                         WTVZ LICENSEE, INC.
                         WYZZ, INC.
                         SUPERIOR COMMUNICATIONS OF OKLAHOMA, INC.

                         By
                              -------------------------------
                              Name:
                              Title:



                               Security Agreement

                         SUBSIDIARY GUARANTORS
                         ---------------------

                         CHESAPEAKE TELEVISION
                           LICENSEE, INC.
                         FSF TV, INC.
                         KABB LICENSEE, INC.
                         KDNL LICENSEE, INC.
                         KDSM LICENSEE, INC.
                         KSMO LICENSEE, INC.
                         SCI - INDIANA LICENSEE, INC.
                         SCI - SACRAMENTO LICENSEE, INC.
                         SINCLAIR RADIO OF ALBUQUERQUE
                           LICENSEE, INC.
                         SINCLAIR RADIO OF BUFFALO
                           LICENSEE, INC.
                         SINCLAIR RADIO OF GREENVILLE
                           LICENSEE, INC.
                         SINCLAIR RADIO OF LOS ANGELES
                           LICENSEE, INC.
                         SINCLAIR RADIO OF MEMPHIS
                           LICENSEE, INC.
                         SINCLAIR RADIO OF NASHVILLE
                           LICENSEE, INC.
                         SINCLAIR RADIO OF NEW ORLEANS
                           LICENSEE, INC.
                         SINCLAIR RADIO OF ST. LOUIS
                           LICENSEE, INC.
                         SINCLAIR RADIO OF WILKES-BARRE
                           LICENSEE, INC.
                         SUPERIOR COMMUNICATIONS GROUP, INC.
                         SUPERIOR COMMUNICATIONS OF
                         KENTUCKY, INC.
                         SUPERIOR KY LICENSE CORP.
                         SUPERIOR OK LICENSE CORP.
                         WCGV LICENSEE, INC.
                         WLFL LICENSEE, INC.
                         WLOS LICENSEE, INC.
                         WSMH LICENSEE, INC.
                         WTTO LICENSEE, INC.
                         WYZZ LICENSEE, INC.


                         By
                            -------------------------
                            Name:
                            Title


                               Security Agreement

                         THE CHASE MANHATTAN BANK
                           (NATIONAL ASSOCIATION),
                           as Agent

                         By
                            --------------------------
                              Name:
                              Title:



                               Security Agreement

                                                                       EXHIBIT D

              [Form of Affiliate Guarantee and Security Agreement]

                           SECOND AMENDED AND RESTATED

                   AFFILIATE GUARANTEE AND SECURITY AGREEMENT

                  SECOND AMENDED AND RESTATED AFFILIATE GUARANTEE AND SECURITY AGREEMENT dated as of May 31, 1996 between:

                  CUNNINGHAM COMMUNICATIONS, INC., a corporation duly organized and validly existing under the laws of Maryland ("Cunningham");

                  KEYSER INVESTMENT GROUP, INC., a corporation duly organized and validly existing under the laws of Maryland ("KIG")

                  GERSTELL DEVELOPMENT LIMITED PARTNERSHIP, a limited partnership duly organized and validly existing under the laws of Maryland ("GDLP"; each of Cunningham, KIG and GDLP being herein referred to as a "Guarantor" and, collectively, as the "Guarantors"); and

                  THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as agent for the lenders party to the "Credit Agreement" defined below (in such capacity, together with its successors in such capacity, the "Agent").

                  WHEREAS, Sinclair Broadcast Group, Inc. (the "Borrower"), certain subsidiaries of the Borrower, certain lenders (the "Existing Lenders") and the Agent are parties to an Amended and Restated Credit Agreement dated as of May 24, 1994 (as heretofore amended, supplemented and otherwise modified and in effect on the date hereof before giving effect to the amendment and restatement thereof contemplated by the Credit Agreement referred to below, the "Existing Credit Agreement"), and in connection therewith, (a) Cunningham, KIG, Keyser Communications, Inc. ("KCI"), GDLP and the Agent have executed and delivered an Amended and Restated Affiliate Guarantee and Security Agreement dated as of May 24, 1994 (as heretofore amended, supplemented and otherwise modified and in effect on the date hereof before giving effect to the amendment and restatement thereof contemplated hereby, the "Existing Affiliate Guarantee and Security Agreement") pursuant to which Cunningham, KIG, KCI and GDLP guaranteed the payment of the Guaranteed Obligations therein and granted to the Agent, for the benefit of the Existing Lenders, a security interest in the Collateral referred to therein);

                  WHEREAS, KCI has merged with and into the Borrower;

                  WHEREAS, concurrently with the execution and delivery of this Agreement, the Borrower, certain subsidiaries of the Borrower and certain lenders (collectively, the "Lenders") and the Agent are entering into an Second Amended and Restated Credit Agreement dated as of May 31, 1996 (as modified and supplemented and in effect from time to time (including, without limitation, to increase to amount of credit to be extended thereunder), the "Credit
Agreement"), providing, subject to the terms and conditions thereof, for the extension and renewal of the Borrower's indebtedness under the Existing Credit Agreement and for additional extensions of credit to the Borrower. In addition, the Borrower may now or hereafter from time to time be obligated to various of the Lenders in respect of certain Interest Rate Protection Agreements (as defined in the Credit Agreement) (such obligations being herein referred to as the "Other Indebtedness").

                  To induce said Lenders to amend and restate the Existing Credit Agreement and to extend credit thereunder and to extend credit to the Borrower which would constitute Other Indebtedness, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor has agreed to hereby amend and restate the Existing Affiliate Guarantee and Security Agreement in its entirety. Accordingly, the parties hereto hereby agree that the Affiliate Guarantee and Security Agreement shall be amended and restated to read as follows (it being understood and agreed that the security interests hereby created, and the rights and remedies afforded the Agent hereunder, are in all respects subject and subordinate to the Existing Liens (as defined in Section 1 below):

                  Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

                  "Accounts" shall have the meaning ascribed thereto in Section 4(d) hereof.

                  "Collateral"  shall  have  the  meaning  ascribed  thereto  in
         Section 4 hereof.

                  "Collateral Account" shall have the meaning ascribed thereto in Section 5.01 hereof.

                  "Copyright Collateral" shall mean all Copyrights, whether now owned or hereafter acquired by any Guarantor, including each Copyright identified in Annex 2 hereto.

                  "Copyrights" shall mean all copyrights, copyright registrations and applications for copyright registrations, including, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

                  "Documents" shall have the meaning ascribed thereto in Section 4(j) hereof.

                  "Equipment" shall have the meaning ascribed thereto in Section 4(h) hereof.

                  "Existing Liens" shall mean the Liens created by the security agreements, mortgages, indentures, deeds of trust or similar instruments covering the Properties of the Guarantors on the date hereof and listed in Annex 7 hereto, as the same may be extended, renewed or refinanced at any time or from time to time, provided that no such extension, renewal or refinancing may increase the respective amounts of the Indebtedness secured by such Liens or extend any such Lien to cover additional property not theretofore covered by such Lien.

                  "Guaranteed Obligations" shall have the meaning ascribed thereto in Section 2.01 hereof.

                  "Instruments"  shall  have the  meaning  ascribed  thereto  in
         Section 4(e) hereof.

                  "Intellectual Property" shall mean all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to any Guarantor with respect to any of the foregoing, in each case whether now or hereafter owned or used including, without limitation, the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral, listed in Annex 5 hereto; (c) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; (d) all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; (e) all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by any Guarantor; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by any Guarantor in respect of any of the items listed above.

                  "Inventory" shall have the meaning ascribed thereto in Section 4(f) hereof.

                  "Issuers"   shall   mean,    collectively,    the   respective
         corporations identified beneath the names of the Guarantors in Annex I hereto under the caption "Issuer".

                  "Lien" shall mean, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement, each Guarantor shall be deemed to own subject to a Lien any Property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

                  "Motor Vehicles" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

                  "Net Assets" shall mean, with respect to any Guarantor as at any date, for purposes of any calculation pursuant to Section 2.07 hereof, an amount equal to the excess of the fair saleable value of the assets of such Guarantor as at such date (without taking into account the rights of such Guarantor under Section 2.07 hereof) over the amount that would be required to pay the probable liabilities of such Guarantor determined as at such date (excluding the obligations of such Guarantor under Sections 2.01 and 2.07 hereof) on all of its debts.

                  "Patent Collateral" shall mean all Patents,  whether now owned
         or  hereafter   acquired  by  any  Guarantor,   including  each  Patent
         identified in Annex 3 hereto.

                  "Patents" shall mean all patents and patent applications, including, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

                  "Pledged  Stock"  shall have the meaning  ascribed  thereto in
         Section 4(a) hereof.

                  "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

                  "Secured  Obligations"  shall  mean,  collectively,   (a)  the
         Guaranteed Obligations and (b) all obligations of the Guarantors to the Lenders and the Agent hereunder.

                  "Stock Collateral" shall mean, collectively, the Collateral described in clauses (a) through (c) of Section 4 hereof, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to said clauses (a) through (c), and the proceeds of and to any such property and, to the extent related to any such property or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

                  "Trademark Collateral" shall mean all Trademarks, whether now owned or hereafter acquired by any Guarantor, including each Trademark identified in Annex 4 hereto. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark which would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

                  "Trademarks"  shall  mean  all  trade  names,  trademarks  and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

                  Section 2.  The Guarantee.

                  2.01 The Guarantee. The Guarantors hereby jointly and severally guarantee to each Lender and the Agent and their respective successors and assigns the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to, and the Note(s) held by each Lender of, the Borrower, all Reimbursement Obligations and interest thereon and all other amounts from time to time owing to the Lenders or the Agent by the Credit Parties under the Basic Documents and all Other Indebtedness and interest thereon, in each case strictly in accordance with the terms thereof (such obligations being herein collectively called the "Guaranteed Obligations"). The Guarantors hereby further jointly and severally agree that if any Credit Party shall fail to pay in full when due (whether at stated maturity, by acceleration or otherwise) any of the Guaranteed Obligations, the Guarantors will promptly pay the same, without any demand or notice whatsoever, and that in the case of any extension of time of payment or renewal of any of the Guaranteed Obligations, the same will be promptly paid in full when due (whether at extended maturity, by acceleration or otherwise) in accordance with the terms of such extension or renewal.

                  2.02  Obligations   Unconditional.   The  obligations  of  the
Guarantors under Section 2.01 hereof are absolute and unconditional, joint and several, irrespective of the value, genuineness, validity, regularity or enforceability of the Credit Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Guaranteed Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 2.02 that the obligations of the Guarantors hereunder shall be absolute and unconditional, joint and several, under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of the Guarantors hereunder which shall remain absolute and unconditional as described above:

                  (a) at any time or from time to time, without notice to the Guarantors, the time for any performance of or compliance with any of the Guaranteed Obligations shall be extended, or such performance or compliance shall be waived;

                  (b) any of the acts mentioned in any of the provisions of the Credit Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be done or omitted;

                  (c) the maturity of any of the Guaranteed Obligations shall be accelerated, or any of the Guaranteed Obligations shall be modified, supplemented or amended in any respect, or any right under the Credit Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Guaranteed Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

                  (d) any lien or security interest granted to, or in favor of, the Agent or any Lender or Lenders as security for any of the Guaranteed Obligations shall fail to be perfected;

                  (e) any of the Guaranteed Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Credit Party) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Credit Party);

                  (f) the Borrower shall be insolvent on the date hereof or shall become insolvent on the date that any Loan is made; or

                  (g) the execution and delivery of a Tranche C Term Loan Activation Notice providing for Tranche C Term Loan Commitments in any amount.

The Guarantors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement (including, without limitation, marshalling) that the Agent or any Lender exhaust any right, power or remedy or proceed against the Borrower under the Credit Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Guaranteed Obligations.

                  2.03 Reinstatement. The obligations of the Guarantors under this Section 2 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Borrower in respect of the Guaranteed Obligations is rescinded or must be otherwise restored by any holder of any of the Guaranteed Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, and the Guarantors jointly and severally agree that they will indemnify the Agent and each Lender on demand for all reasonable costs and expenses (including, without limitation, fees of counsel) incurred by the Agent or such Lender in connection with such rescission or restoration, including any such costs and expenses incurred in defending against any claim alleging that such payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.

                  2.04 Subrogation. Each Guarantor hereby waives all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under the Bankruptcy
Code) or otherwise by reason of any payment by it pursuant to the provisions of this Section 2.

                  2.05 Remedies. The Guarantors jointly and severally agree that, as between the Guarantors and the Lenders, the obligations of the Borrower under the Credit Agreement and the Notes may be declared to be forthwith due and payable as provided in Section 10 of the Credit Agreement (and shall be deemed to have become automatically due and payable in the circumstances provided in said Section 10) for purposes of Section 2.01 hereof notwithstanding any stay, injunction or other prohibition preventing such declaration (or such obligations from becoming automatically due and payable) as against the Borrower and that, in the event of such declaration (or such obligations being deemed to have become automatically due and payable), such obligations (whether or not due and payable by the Borrower) shall forthwith become due and payable by the Guarantors for purposes of said Section 2.01.

                  2.06 Continuing Guarantee. The guarantee in this Section 2 is a continuing guarantee, and shall apply to all Guaranteed Obligations whenever arising.

                  2.07 Rights of Contribution. The Guarantors hereby agree, as between themselves, that if any Guarantor (an "Excess Funding Guarantor") shall pay Guaranteed Obligations in excess of the Excess Funding Guarantor's Pro Rata Share (as hereinafter defined) of such Guaranteed Obligations, the other Guarantors shall, on demand (but subject to the next sentence hereof), pay to the Excess Funding Guarantor an amount equal to their respective Pro Rata Shares of such Excess Funding Guarantor's payment. The payment obligation of any Guarantor to any Excess Funding Guarantor under this Section 2.07 shall be subordinate and subject in right of payment to the prior payment in full of the obligations of such Guarantor under the other provisions of this Section 2 and such Excess Funding Guarantor shall not exercise any right or remedy with respect to such excess until payment and satisfaction in full of all of such obligations. For the purposes hereof, "Pro Rata Share" shall mean, for any Guarantor, a percentage equal to the percentage that such Guarantor's Net Assets as at December 31, 1995 is of the aggregate Net Assets of all of the Guarantors as at such date.

                  2.08  Limitation  on Guarantee  Obligations.  In any action or proceeding involving any State corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of any Guarantor under Section 2.01 hereof would otherwise, taking into account the provisions of Section 2.07 hereof, be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said Section 2.01, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Lender, the Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

                  2.09 Instrument for the Payment of Money. Each Guarantor hereby acknowledges that the guarantee in this Section 2 constitutes an instrument for the payment of money, and consents and agrees that any Lender or the Agent, at its sole option, in the event of a dispute by such Guarantor in the payment of any moneys due hereunder, shall have the right to bring motion-action under New York CPLR Section 3213.

                  Section 3. Representations and Warranties. Each Guarantor represents and warrants to the Lenders and the Agent that:

                  3.01 Existence. Such Guarantor: (a) is a corporation or a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite corporate or partnership power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify (either individually or in the aggregate) would have a material adverse effect on the financial condition, operations, business or prospects of such Guarantor.

                  3.02 No Breach. None of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws or the partnership agreement (as the case may be) constituting such Guarantor, of such Guarantor, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which such Guarantor is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of such Guarantor pursuant to the terms of any such agreement or instrument.

                  3.03 Action. Such Guarantor has all necessary corporate or partnership power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by such Guarantor of this Agreement have been duly authorized by all necessary corporate or partnership action on its part (including, without limitation, any required shareholder approvals); and this Agreement has been duly and validly executed and delivered by such Guarantor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.

                  3.04 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by such Guarantor of this Agreement or for the validity or enforceability hereof, except for filings and recordings in respect of the Liens created pursuant hereto.

                  3.05  Pledged Collateral.
                        ------------------
                  (a) Such Guarantor is the sole beneficial owner of the Collateral in which it purports to grant a security interest pursuant to Section 4 hereof and no Lien exists or will exist upon any such Collateral at any time (and, with respect to the Stock Collateral, no right or option to acquire the same exists in favor of any other Person), except for Liens permitted under
Section 6.03 hereof and except for the pledge and security interest in favor of the Agent for the benefit of the Lenders created or provided for herein, which pledge and security interest constitute a perfected pledge and security interest in and to all of such Collateral (other than Intellectual Property registered or otherwise located outside of the United States of America) subject to no equal or prior Lien except for the Existing Liens;

                  (b) The Pledged Stock evidenced by the certificates identified under the name of such Guarantor in Annex 1 hereto is, and all other Pledged Stock in which such Guarantor shall hereafter grant a security interest pursuant to Section 4 hereof will be, duly authorized, validly existing, fully paid and non-assessable and none of such Pledged Stock is or will be subject to any contractual restriction, or any restriction under the charter or by-laws of the respective Issuer of such Pledged Stock, upon the transfer of such Pledged Stock (except for any such restriction contained herein).

                  (c) The Pledged Stock evidenced by the certificates identified under the name of such Guarantor in Annex 1 hereto constitutes all of the issued and outstanding shares of capital stock of any class of the Issuers beneficially owned by such Guarantor on the date hereof (whether or not registered in the name of such Guarantor), and said Annex 1 correctly identifies, as at the date hereof, the respective Issuers of such Pledged Stock, the respective class and par value of the shares comprising such Pledged Stock and the respective number of shares (and registered owners thereof) evidenced by each such certificate.

                  (d) Annexes 2, 3 and 4 hereto, respectively, set forth under the name of such Guarantor a complete and correct list of all Copyrights, Patents and Trademarks owned by such Guarantor on the date hereof; except pursuant to licenses and other user agreements entered into by such Guarantor in the ordinary course of business, which are listed in Annex 5 hereto, such Guarantor owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent, or Trademark listed in said Annexes 2, 3 and 4, and all registrations listed in said Annexes 2, 3 and 4 are valid and in full force and effect; except as may be set forth in said Annex 5, the Guarantors own and possess the right to use all Copyrights, Patents, and Trademarks;

                  (e) Annex 5 hereto sets forth a complete and correct list of all licenses and other user agreements included in the Intellectual Property on the date hereof;

                  (f) To such Guarantor's knowledge, (i) except as set forth in Annex 5 hereto, there is no violation by others of any right of such Guarantor with respect to any Copyright, Patent, or Trademark listed in Annexes 2, 3 and 4 hereto, respectively, under the name of such Guarantor and (ii) such Guarantor is not infringing in any respect upon any Copyright, Patent, or Trademark of any other Person; and no proceedings have been instituted or are pending against such Guarantor or, to such Guarantor's knowledge, threatened, and no claim against such Guarantor has been received by such Guarantor, alleging any such violation, except as may be set forth in said Annex 5; and

                  (g) Such Guarantor does not own any Trademarks registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies.

                  Section 4. Collateral. Subject to the Existing Liens, each Guarantor hereby pledges and grants to the Agent, for the benefit of the Lenders as hereinafter provided, a security interest in all of such Guarantor's right, title and interest in the following property, whether now owned by such Guarantor or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral") as collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations owing by such
Guarantor:

                  (a) the shares of stock of the Issuers evidenced by the certificates identified in Annex 1 hereto under the name of such Guarantor and all other shares of capital stock of whatever class of the Issuers, now or hereafter owned by such Guarantor, in each case together with the certificates evidencing the same (collectively, the "Pledged Stock");

                  (b) all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

                  (c) without affecting the obligations of such Guarantor under any provision prohibiting such action hereunder, in the event of any consolidation or merger in which any Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is such Guarantor itself) formed by or resulting from such consolidation or merger;

                  (d) all accounts and general intangibles (each as defined in the Uniform Commercial Code) of such Guarantor constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to such Guarantor in respect of any loans or advances or for Inventory or Equipment or other goods sold or leased or for services rendered, all moneys due and to become due to such Guarantor under any guarantee (including a letter of credit) of the purchase price of Inventory or Equipment sold by such

         Guarantor and all tax refunds (such accounts,  general  intangibles and
         moneys  due  and  to  become  due  being  herein  called   collectively
         "Accounts");

                  (e) all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of such Guarantor evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances (herein collectively called "Instruments");

                  (f) all inventory (as defined in the Uniform Commercial Code) of such Guarantor, all goods obtained by such Guarantor in exchange for such inventory, and any products made or processed from such inventory including all substances, if any, commingled therewith or added thereto (herein collectively called "Inventory");

                  (g) all Intellectual Property and all other accounts or general intangibles not constituting Intellectual Property or Accounts;

                  (h) all equipment (as defined in the Uniform Commercial Code) of such Guarantor, including all Motor Vehicles (herein collectively called "Equipment");

                  (i) each contract and other agreement of such Guarantor relating to the sale or other disposition of Inventory or Equipment;

                  (j)  all  documents  of  title  (as  defined  in  the  Uniform
         Commercial Code) or other receipts of such Guarantor covering, evidencing or representing Inventory or Equipment (herein collectively called "Documents");

                  (k) all rights, claims and benefits of such Guarantor against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by such Guarantor, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

                  (l) the balance from time to time in the  Collateral  Account;
         and

                  (m) all other tangible and intangible personal property and fixtures of such Guarantor, including, without limitation, all proceeds, products, offspring, rents, profits, income, benefits, accessions, substitutions and replacements of and to any of the property of such Guarantor described in clauses (a) through (l) above in this Section 4 (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by any Guarantor in respect of any of the items listed above), and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of such Guarantor or any computer bureau or service company from time to time acting for such Guarantor.

                  Section 5.  Cash Proceeds of Collateral.

                  5.01 Collateral Account. There is hereby established with the Agent a cash collateral account (the "Collateral Account") in the name and under the control of the Agent into which there shall be deposited from time to time the cash proceeds of any of the Collateral (including proceeds of insurance thereon) required to be delivered to the Agent pursuant hereto and into which the Guarantors may from time to time deposit any additional amounts which any of them wishes to pledge to the Agent for the benefit of the Lenders as additional collateral security hereunder. The balance from time to time in the Collateral Account shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied as hereinafter provided. Except as expressly provided in the next sentence, the Agent shall remit the collected balance outstanding to the credit of the Collateral Account to or upon the order of the Guarantors as the Guarantors through the Borrower shall from time to time instruct. However, at any time following the occurrence and during the continuance of an Event of Default, the Agent may (and, if instructed by the Lenders as specified in Section 11.03 of the Credit Agreement, shall) in its (or their) discretion apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in Section 7.09 hereof. The balance from time to time in the Collateral Account shall be subject to withdrawal only as provided herein.

                  5.02 Proceeds of Accounts. At any time after the occurrence and during the continuance of an Event of Default, each Guarantor shall, upon the request of the Agent, instruct all account debtors and other Persons obligated in respect of all Accounts to make all payments in respect of the Accounts either (a) directly to the Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Agent) or (b) to one or more other banks in the United States of America (by instructing that such payments be remitted to a post office box which shall be in the name and under the control of the Agent) under arrangements, in form and substance satisfactory to the Agent pursuant to which such Guarantor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Agent for deposit into the Collateral Account. All payments made to the Agent, as provided in the preceding sentence, shall be immediately deposited in the Collateral Account. In addition to the foregoing, each Guarantor agrees that, at any time after the occurrence and during the continuance of an Event of Default, if the proceeds of any Collateral hereunder (including the payments made in respect of Accounts) shall be received by it, such Guarantor shall, upon the request of the Agent, as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by such Guarantor for and as the property of the Agent and shall not be commingled with any other funds or property of such Guarantor.

                  5.03 Investment of Balance in Collateral Account. Amounts on deposit in the Collateral Account shall be invested from time to time in such Permitted Investments as the Guarantors through the Borrower (or, after the occurrence and during the continuance of a Default, the Agent) shall determine, which Permitted Investments shall be held in the name and be under the control of the Agent, provided that (a) at any time after the occurrence and during the continuance of an Event of Default, the Agent may (and, if instructed by the Lenders as specified in Section 11.03 of the Credit Agreement, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section
7.09 hereof and (b) if requested by the Guarantors through the Borrower, such Permitted Investments may be held in the name and under the control of one or more of the Lenders (and in that connection each Lender, pursuant to Section
11.10 of the Credit Agreement) has agreed that such Permitted Investments shall be held by such Lender as a collateral sub-agent for the Agent hereunder).

                  Section 6. Covenants. The Guarantors jointly and severally agree that, until the payment and satisfaction in full of the Secured Obligations and the expiration or termination of the Commitments and all Letter of Credit Liabilities of the Lenders under the Credit Agreement:

                  6.01 Financial Statements. Each Guarantor shall deliver to each of the Lenders:

                  (a) as soon as available and in any event within 45 days after the end of each of the first three quarterly fiscal periods of each fiscal year of such Guarantor, statements of income, retained earnings and changes in financial position (or of cash flow, as the case may be) of such Guarantor for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related balance sheets as at the end of such period, setting forth in each case in comparative form the corresponding figures for the corresponding period in the preceding fiscal year, accompanied by a certificate of a senior financial officer of such Guarantor or (in the case of GDLP) of a senior financial officer of the general partner of such Guarantor, which certificate shall state that said financial statements present fairly, in all material respects, the financial condition and results of operations, as the case may be, of such Guarantor in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

                  (b) as soon as available and in any event within 110 days after the end of each fiscal year of such Guarantor, statements of income, retained earnings and changes in financial position (or of cash flow, as the case may be) of such Guarantor for such year and the related balance sheets as at the end of such year, setting forth in each case in comparative form the corresponding figures for the preceding fiscal year, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that said financial statements present fairly, in all material respects, the financial condition and results of operations of such Guarantor in accordance with generally accepted accounting principles, consistently applied, as at the end of, and for, such fiscal year, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default;

                  (c) promptly upon the mailing thereof to the shareholders of such Guarantor or (in the case of GDLP) to the partner of such Guarantor generally, copies of all financial statements, reports and proxy statements so mailed; and

                  (d) from time to time such other information regarding the business, affairs or financial condition of such Guarantor as any Lender or the Agent may reasonably request.

                  6.02  Existence, Etc.  Each Guarantor will:

                  (a) preserve and maintain its corporate or limited partnership existence and all of its material rights, privileges and franchises;

                  (b) comply with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities if failure to comply therewith would (either individually or in the aggregate) materially and adversely affect the financial condition, operations, business or prospects taken as a whole of such Guarantor;

                  (c) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained;

                  (d) maintain all of its properties used or useful in its business in good working order and condition, ordinary wear and tear excepted;

                  (e) permit representatives of any Lender or the Agent, during normal business hours, to examine, copy and make extracts from its books and records, to inspect its properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by any Lender or the Agent (as the case may be); and

                  (f) maintain insurance with financially sound and reputable insurance companies, and with respect to Property and risks of a character usually maintained by corporations engaged in the same or similar business similarly situated, against loss, damage or liability of the kinds and in the amounts customarily maintained by such corporations and maintain such other insurance as is usually carried by such corporations.

                  6.03 Limitation on Liens. Each Guarantor will not create, incur, assume or suffer to exist any Lien upon any of its Property, whether now owned or hereafter acquired, except:

                  (a)  Liens created pursuant to the Security Documents;

                  (b) Liens imposed by any governmental authority for taxes, assessments or charges not yet due or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of either Guarantor in accordance with generally accepted accounting principles;

                  (c) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which are not overdue for a period of more than 30 days or which are being contested in good faith and by appropriate proceedings and Liens securing judgments;

                  (d)  pledges  or   deposits   under   worker's   compensation,
         unemployment insurance and other social security legislation;

                  (e) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

                  (f) easements, rights-of-way, restrictions and other similar encumbrances incurred in the ordinary course of business and encumbrances consisting of zoning restrictions, easements, licenses, restrictions on the use of Property or minor imperfections in title thereto which, in the aggregate, are not material in amount, and which do not in any case materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the business of any Guarantor;

                  (g)      the Existing Liens; and

                  (h) any extension, renewal or replacement of the foregoing, provided, however, that the Liens permitted hereunder shall not be spread to cover any additional Indebtedness or Property (other than a substitution of like Property).

                  6.04 Lines of Business. None of the Guarantors shall engage in any line of business other than owning, operating and leasing real property and improvements thereon, located:

                  (a) in the case of GDLP, at (i) 750 Ivory Avenue, Pittsburgh, Pennsylvania 15214 and (ii) Hawkeye Drive Extended, Monroeville, Pennsylvania;

                  (b) in  the  case  of  KIG,  at (i)  2000-2008  W.  41st  St.,
         Baltimore, Maryland 21211 and (ii) 2010 W. 41st St., Baltimore, MD 21211; and

                  (c) in the case of Cunningham, at (i) 3500 Parkdale Avenue, Baltimore, Maryland 21211, (ii) 3520 Parkdale Avenue, Baltimore, Maryland 21211, (iii) 3521 Parkdale Avenue, Baltimore, Maryland 21211,
         (iv) 3523 Parkdale Avenue, Baltimore Maryland 21211, (v) 3525 Parkdale Avenue, Baltimore, Maryland 21211, (vi) 1200 North Rolling Road, Baltimore, Maryland 21228 and (vii) 3900 Hooper Avenue, Baltimore, Maryland 21211.

                  Section 7. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 4 hereof, the Guarantors hereby jointly and severally agree with each Lender and the Agent as follows:

                  7.01  Delivery and Other Perfection.  Each Guarantor shall:
                        -----------------------------
                  (a) if any of the above-described shares, securities, moneys or property required to be pledged by such Guarantor under clauses (a),
         (b) and (c) of Section 4 hereof are received by such Guarantor, forthwith either (i) transfer and deliver to the Agent such shares or securities so received by such Guarantor (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Agent, pursuant to the terms of this Agreement, as part of the Collateral or (ii) take such other action as the Agent shall deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, moneys or property referred to in said clauses (a), (b) and (c);

                  (b) deliver and pledge to the Agent any and all Instruments, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Agent may request; provided, that so long as no Default shall have occurred and be continuing, such Guarantor may retain for collection in the ordinary course any Instruments received by such Guarantor in the ordinary course of business and the Agent shall, promptly upon request of such Guarantor through the Borrower, make appropriate arrangements for making any Instrument pledged by such Guarantor available to such Guarantor for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Agent, against trust receipt or like document);

                  (c) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Agent) to create, preserve, perfect or validate the pledge and security interest granted pursuant hereto or to enable the Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Stock Collateral to be transferred of record into the name of the Agent or its nominee (and the Agent agrees that if any Stock Collateral is transferred into its name or the name of its nominee, the Agent will thereafter promptly give to the respective Guarantor copies of any notices and communications received by it with respect to the Stock Collateral pledged by such Guarantor hereunder), provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of clause (i) below;

                  (d) without  limiting the  obligations of such Guarantor under
         Section 7.04(c) hereof, upon the acquisition after the date hereof by such Guarantor of any Equipment covered by a certificate of title or ownership, cause the Agent to be listed as the lienholder on such certificate of title and within 120 days of the acquisition thereof deliver evidence of the same to the Agent;

                  (e) keep full and accurate books and records relating to the Collateral, and stamp or otherwise mark such books and records in such manner as the Agent may reasonably require in order to reflect the security interests granted by this Agreement;

                  (f) furnish to the Agent from time to time (but, unless a Default shall have occurred and be continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral, and the Trademark Collateral, respectively, and such other reports in connection with the Copyright Collateral, the Patent Collateral, and the Trademark Collateral, as the Agent may reasonably request, all in reasonable detail;

                  (g) promptly upon request of the Agent, following receipt by the Agent of any statements, schedules or reports pursuant to clause
         (f) above, modify this Agreement by amending Annexes 2, 3 and/or 4 hereto, as the case may be, to include any Copyright, Patent, or Trademark which becomes part of the Collateral under this Agreement;

                  (h) permit representatives of the Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Agent to be present at such Guarantor's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by such Guarantor with respect to the Collateral, all in such manner as the Agent may require; and

                  (i) upon the occurrence and during the continuance of any Default, upon request of the Agent, promptly notify (and such Guarantor hereby authorizes the Agent so to notify) each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Agent.

                  7.02 Other Financing Statements and Liens. Except as otherwise permitted under Section 6.03 hereof, without the prior written consent of the Agent, no Guarantor shall file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Agent is not named as the sole secured party for the benefit of the Lenders.

                  7.03 Preservation of Rights. The Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

                  7.04  Special Provisions Relating to Certain Collateral.
                        ---------------------------------------------------
                  (a)  Stock Collateral.
                       -----------------
                  (i) So long as no Event of Default shall have occurred and be continuing, the Guarantors shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement, the Credit Agreement, the Note(s) or any other instrument or agreement referred to herein or therein, provided that the Guarantors jointly and severally agree that they will not vote the Stock Collateral in any manner that is inconsistent with the terms of this Agreement, the Credit Agreement, the Note(s) or any such other instrument or agreement; and the Agent shall execute and deliver to the Guarantors or cause to be executed and delivered to the Guarantors all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Guarantors may reasonably request for the purpose of enabling the Guarantors to exercise the rights and powers which they are entitled to exercise pursuant to this
Section 7.04(a)(i).

             (ii) Unless and until an Event of Default has occurred and is continuing, the Guarantors shall be entitled to receive and retain any dividends on the Stock Collateral paid in cash out of earned surplus.

            (iii) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Agent or any Lender exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreement, the Note(s) or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Stock Collateral shall be paid directly to the Agent and retained by it in the Collateral Account as part of the Stock Collateral, subject to the terms of this Agreement, and, if the Agent shall so request in writing, the Guarantors jointly and severally agree to execute and deliver to the Agent appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Agent shall, upon request of the Guarantors (except to the extent theretofore applied to the Secured Obligations), be returned by the Agent to the Guarantors.

                  (b)  Intellectual Property.
                       -------------------------
                  (i) For the purpose of enabling the Agent to exercise rights and remedies under Section 7.05 hereof at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Guarantor hereby grants to the Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to such Guarantor) to use, assign, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Guarantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof;

             (ii) Notwithstanding anything contained herein to the contrary, dispose of their property, so long as no Event of Default shall have occurred and be continuing, the Guarantors will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Guarantors. In furtherance of the foregoing, unless an Event of Default shall have occurred and be continuing the Agent shall from time to time, upon the request of the Guarantors through the Borrower, execute and deliver any instruments, certificates or other documents, in the form so requested, which the Guarantors through the Borrower shall have certified are appropriate (in their judgment) to allow them to take any action permitted above (including relinquishment of the license provided pursuant to clause (i) immediately above as to any specific Intellectual Property). Further, upon the payment in full of all of the Secured Obligations, the cancellation or termination of the Commitments and Letter of Credit Liabilities and the termination of all Interest Rate Protection Agreements constituting Other Indebtedness or earlier expiration of this Agreement or release of the Collateral, the Agent shall grant back to the Guarantors the license granted pursuant to clause (i) immediately above. The exercise of rights and remedies under Section 7.05 hereof by the Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Guarantors in accordance with the first sentence of this clause
(ii).

                  (c)  Motor Vehicles.
                       ---------------
                  (i) At any time after the occurrence and during the continuance of an Event of Default, each Guarantor shall, upon the request of the Agent, deliver to the Agent originals of the certificates of title or ownership for the Motor Vehicles owned by it with the Agent listed as lienholder and take such other action as the Agent shall deem appropriate to perfect the security interest created hereunder in such Motor Vehicles.

             (ii) Upon the acquisition after the date hereof by any Guarantor of any Motor Vehicle, such Guarantor shall deliver to the Agent, at any time after the occurrence and during the continuance of an Event of Default and upon the request of the Agent, originals of the certificates of title or ownership for such Motor Vehicles, together with the manufacturer's statement of origin with the Agent listed as lienholder; provided, however, if the Motor Vehicle to be acquired is subject to a purchase money security interest, the Agent shall be listed as a junior lienholder to the Person holding such purchase money security interest.

            (iii) Without limiting Section 7.10 hereof, each Guarantor hereby appoints the Agent as its attorney-in-fact, effective the date hereof and terminating upon the termination of this Agreement, for the purpose of (x) executing on behalf of such Guarantor title or ownership applications for filing with appropriate state agencies to enable Motor Vehicles now owned or hereafter acquired by such Guarantor to be retitled and the Agent listed as lienholder thereon, (y) filing such applications with such state agencies and
(z) executing such other documents and instruments on behalf of, and taking such other action in the name of, such Guarantor as the Agent may deem necessary or advisable to accomplish the purposes hereof (including, without limitation, the purpose of creating in favor of the Agent a perfected lien on the Motor Vehicles and exercising the rights and remedies of the Agent under Section 7.05 hereof). This appointment as attorney-in-fact is irrevocable and coupled with an interest.

             (iv) Any certificates of title or ownership delivered pursuant to the terms hereof shall be accompanied by odometer statements for each Motor Vehicle covered thereby.

                  7.05 Events of Default, etc. During the period during which an Event of Default shall have occurred and be continuing:

                  (a) each Guarantor shall, at the request of the Agent, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Agent and such Guarantor, designated in its request;

                  (b) the Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

                  (c) the Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform
         Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Agent were the sole and absolute owner thereof (and each Guarantor agrees to take all such action as may be appropriate to give effect to such right);

                  (d) the Agent in its discretion may, in its name or in the name of the Guarantors or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

                  (e) the Agent may, upon ten Business Days' prior written notice to the Guarantors of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Agent, the Lenders or any of their respective agents, sell, lease, assign or otherwise dispose of all or any portion of such Collateral, at such place or places as the Agent deems best, and for cash or on credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived) and the Agent or any Lender or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Guarantors, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and the Guarantors shall supply to the Agent or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 7.05, including by virtue of the exercise of the license granted to the Agent in
Section 7.04(b)(i) hereof, shall be applied in accordance with Section 7.09 hereof.

                  The Guarantors recognize that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Guarantors acknowledge that any such private sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer or issuer thereof to register it for public sale.

                  7.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 7.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Guarantors shall remain liable for any deficiency.

                  7.07 Removals, etc. Without at least 30 days' prior written notice to the Agent, no Guarantor shall (a) maintain any of its books or records with respect to the Collateral at any office or maintain its chief executive office or its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere other than at the address indicated beneath the signature of such Guarantor to this Agreement or at one of the locations identified in Annex 6 hereto under its name or in transit from one of such locations to another or (b) change its corporate or partnership name, or the name under which it does business, from the name shown on the signature pages hereto.

                  7.08 Private Sale. The Agent and the Lenders shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 7.05 hereof conducted in a commercially reasonable manner. Each Guarantor hereby waives any claims against the Agent or any Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

                  7.09 Application of Proceeds. Except as otherwise herein expressly provided and except as provided below in this Section 7.09, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Agent under Section 4 hereof or this Section 7, shall be applied by the Agent:

                  First,  to the  payment  of the  costs  and  expenses  of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Agent and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Agent in connection therewith;

                  Next, to the payment in full of the Secured Obligations, equally and ratably in accordance with the respective amounts thereof then due and owing or as the Lenders holding the same may otherwise agree; and

                  Finally, to the payment to the respective Guarantor, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

                  As used in this Section 7, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Guarantors or any issuer of or obligor on any of the Collateral.

                  7.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Agent is hereby appointed the attorney-in-fact of each Guarantor for the purpose of carrying out the provisions of this Section 7 and taking any action and executing any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Agent shall be entitled under this Section 7 to make collections in respect of the Collateral, the Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of any Guarantor representing any dividend, payment, or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

                  7.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, each Guarantor shall (a) file such financing statements and other documents in such offices as the Agent may request to perfect the security interests granted by Section 4 of this Agreement, (b) cause the Agent (to the extent requested by any Lender) to be listed as the lienholder on all certificates of title or ownership relating to Motor Vehicles owned by such Guarantor (c) deliver to the Agent all certificates identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank.

                  7.12 Termination. When all Secured Obligations shall have been paid in full, the Commitments of the Lenders under the Credit Agreement, all Letter of Credit Liabilities and the

Interest Rate Protection Agreements constituting Other Indebtedness shall have expired or been terminated, this Agreement shall terminate, and the Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the respective Guarantors and to be released and canceled all licenses and rights referred to in Section 7.04(b)(i) hereof. The Agent shall also execute and deliver to the respective Guarantors upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by the respective Guarantors to effect the termination and release of the Liens on the Collateral.

                  7.13 Further Assurances. Each Guarantor agrees that, from time to time upon the written request of the Agent, such Guarantor will execute and deliver such further documents and do such other acts and things as the Agent may reasonably request in order fully to effect the purposes of this Agreement.

                  7.14 Release of Motor Vehicles. So long as no Default shall have occurred and be continuing, upon the request of any Guarantor, the Agent shall execute and deliver to such Guarantor such instruments as such Guarantor shall reasonably request to remove the notation of the Agent as lienholder on any certificate of title for any Motor Vehicle; provided that any such instruments shall be delivered, and the release effective only upon receipt by the Agent of a certificate from such Guarantor stating that the Motor Vehicle the lien on which is to be released is to be sold or has suffered a casualty loss (with title thereto passing to the casualty insurance company therefor in settlement of the claim for such loss).

                  Section 8.  Miscellaneous.
                              -------------
                  8.01 No Waiver. No failure on the part of the Agent or any Lender to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                  8.02 Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof (or, in the case of the Agent, on the signature pages of the Credit Agreement) or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  8.03 Expenses. The Guarantors jointly and severally agree to reimburse each of the Lenders and the Agent for all reasonable costs and expenses of the Lenders and the Agent (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (a) any Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (i) performance by the Agent of any obligations of the Guarantors in respect of the Collateral that the Guarantors have failed or refused to perform, (ii) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Agent in respect thereof, by litigation or otherwise, including expenses of insurance, (iii) judicial or regulatory proceedings and
(iv) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (b) the enforcement of this Section 6.03, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3 hereof.

                  8.04 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by each Guarantor and the Agent (with the consent of the Lenders as specified in Section 11.09 of the Credit Agreement). Any such amendment or waiver shall be binding upon the Agent and each Lender, each holder of any of the Secured Obligations and each Guarantor.

                  8.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each Guarantor, the Agent, the Lenders and each holder of any of the Secured Obligations (provided, however, that no Guarantor shall assign or transfer its rights hereunder without the prior written consent of the Agent).

                  8.06 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  8.07 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  8.08 Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. Each Guarantor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. Each Guarantor irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                  8.09 Waiver of Jury Trial. EACH OF THE GUARANTORS, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  8.10 Agents and Attorneys-in-Fact. The Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

                  8.11 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                  IN WITNESS WHEREOF, the parties hereto have caused this Affiliate Guarantee and Security Agreement to be duly executed as of the day and year first above written.

                         CUNNINGHAM COMMUNICATIONS, INC.

                         By
                           ----------------------------
                           Name:
                           Title:

                         Address for Notices:

                         Cunningham Communications, Inc.
                         2000 West 41st Street
                         Baltimore, Maryland 21211

                         Telecopy: (410) 467-5043
                         Attention: David Smith

                         KEYSER INVESTMENT GROUP, INC.

                         By
                           ----------------------------
                            Name:
                            Title:

                         Address for Notices:

                         Keyser Investment Group, Inc.
                         2000 West 41st Street
                         Baltimore, Maryland 21211

                         Telecopy: (410) 467-5043
                         Attention: David Smith

                         GERSTELL DEVELOPMENT LIMITED

                                       PARTNERSHIP

                         By GERSTELL DEVELOPMENT CORPORATION
                            its General Partner

                         By
                           ------------------------------
                           Name:
                           Title:

                         Address for Notices:

                         Gerstell Development Limited

                                      Partnership
                         2000 West 41st Street
                         Baltimore, Maryland 21211

                         Telecopy: (410) 467-5043
                         Attention: David Smith

                         THE CHASE MANHATTAN BANK
                           (NATIONAL ASSOCIATION),
                           as Agent

                         By
                              ----------------------------
                              Name:
                              Title:

                                                                       EXHIBIT E

                        [Form of GDC Security Agreement]

               SECOND AMENDED AND RESTATED GDC SECURITY AGREEMENT

                  SECOND AMENDED AND RESTATED SECURITY AGREEMENT dated as of May 31, 1996 between:

                  GERSTELL DEVELOPMENT CORPORATION, a corporation duly organized and validly existing under the laws of Maryland ("GDC"); and

                  THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as agent for the lenders party to the "Credit Agreement" defined below (in such capacity, together with its successors in such capacity, the "Agent").

                  WHEREAS, Sinclair Broadcast Group, Inc. (the "Borrower"), certain subsidiaries of the Borrower, certain lenders (the "Existing Lenders") and the Agent are parties to an Amended and Restated Credit Agreement dated as of May 24, 1994 (as heretofore amended, supplemented and otherwise modified and in effect on the date hereof before giving effect to the amendment and restatement thereof contemplated by the Credit Agreement referred to below, the "Existing Credit Agreement"), and in connection therewith GDC and the Agent have executed and delivered an Amended and Restated Security Agreement dated as of May 24, 1994 (as heretofore amended, supplemented and otherwise modified and in effect on the date hereof before giving effect to the amendment and restatement thereof contemplated hereby, the "Existing GDC Security Agreement") pursuant to which GDC granted to the Agent, for the benefit of the Existing Lenders, a security interest in the Collateral referred to therein.

                  WHEREAS, concurrently with the execution and delivery of this Agreement, the Borrower, certain subsidiaries of the Borrower and certain lenders (collectively, the "Lenders") and the Agent are entering into a Second Amended and Restated Credit Agreement dated as of May 31, 1996 (as modified and supplemented and in effect from time to time (including, without limitation, to increase the amount of credit to be extended thereunder), the "Credit Agreement"), providing, subject to the terms and conditions thereof, for the extension and renewal of the Borrower's indebtedness under the Existing Credit Agreement and for additional extensions of credit to the Borrower. In addition, the Borrower may now or hereafter from time to time be obligated to various of the Lenders in respect of certain Interest Rate Protection Agreements (as defined in the Credit Agreement) (such obligations being herein referred to as the "Other Indebtedness").

                             GDC Security Agreement

                  To induce said Lenders to amend and restate the Existing Credit Agreement and to extend credit thereunder and to extend credit to the Borrower which would constitute Other Indebtedness, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GDC has agreed to amend and restate the Existing GDC Security Agreement in its entirety. Accordingly, the parties hereto hereby agree that the Existing GDC Security Agreement shall be amended and restated to read as follows:

                  Section 1. Definitions. Terms defined in the Credit Agreement are used herein as defined therein. In addition, as used herein:

                  "Collateral"  shall  have  the  meaning  ascribed  thereto  in
         Section 3.01 hereof.

                  "Lien" shall mean, with respect to any Property, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such Property. For purposes of this Agreement, GDC shall be deemed to own subject to a Lien any Property which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement (other than an operating lease) relating to such Property.

                  "Pledged Interests" shall have the meaning ascribed thereto in
         Section 3.01(a) hereof.

                  "Property" shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

                  "Secured Obligations" shall mean, collectively, (a) the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the principal of and interest on the Loans made by the Lenders to, and the Note(s) held by each Lender of, the Borrower, all Reimbursement Obligations and interest thereon and all other amounts from time to time owing to the Lenders or the Agent by the Credit Parties under the Basic Documents and all Other Indebtedness and interest thereon, in each case strictly in accordance with the terms thereof and (b) all obligations of GDC to the Lenders and the Agent hereunder; provided that in any action or proceeding involving any state corporate law, or any state or Federal bankruptcy, insolvency, reorganization or other law affecting the rights of creditors generally, if the obligations of GDC hereunder would otherwise be held or determined to be void, invalid or

                             GDC Security Agreement
         unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability hereunder, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by GDC, any Lender, the Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

                  Section 2. Representations and Warranties. GDC represents and warrants to the Lenders and the Agent that:

                  2.01 Existence. GDC: (a) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals, necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (c) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would (either individually or in the aggregate) have a material adverse effect on the financial condition, operations, business or prospects of GDC.

                  2.02 No Breach.  None of the  execution  and  delivery of this
Agreement, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, the charter or by-laws of GDC, or any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which GDC is a party or by which it is bound or to which it is subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of GDC pursuant to the terms of any such agreement or instrument.

                  2.03 Action. GDC has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by GDC of this Agreement have been duly authorized by all necessary corporate action (including, without limitation, any required shareholder approvals); and this Agreement has been duly and validly executed and delivered by GDC and constitutes its legal,

                             GDC Security Agreement
valid and binding obligation, enforceable in accordance with its terms.

                  2.04 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by GDC of this Agreement or for the validity or enforceability hereof, except for filings and recordings in respect of the Liens created pursuant hereto.

                  2.05  Pledged Collateral.
                        ------------------
                  (a) GDC is the sole beneficial owner of the Collateral in which it purports to grant a security interest pursuant to Section 3.01 hereof and no Lien exists or will exist upon any such Collateral at any time (and no right or option to acquire the same exists in favor of any other Person), except for the pledge and security interest in favor of the Agent for the benefit of the Lenders created or provided for herein, which pledge and security interest constitutes a first priority perfected pledge and security interest in and to all of such Collateral;

                  (b) None of the Collateral in which GDC grants a security interest pursuant to Section 3.01 hereof is or will be subject to any contractual restriction, or any restriction under the partnership agreement constituting GDLP, upon the transfer of such Collateral (except for any such restriction contained herein).

                  (c) The percentage of the total ownership interests in GDLP owned by GDC is 2.00% and the nature of such ownership interests is that of a general partner.

                  Section 3.  Collateral.
                              ----------
                  3.01 Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, GDC hereby pledges and grants to the Agent, for the benefit of the Lenders as hereinafter provided, a security interest in all of GDC's right, title and interest in the following property, whether now owned by GDC or hereafter acquired and whether now existing or hereafter coming into existence (all being collectively referred to herein as "Collateral"):

                  (a)  the   partnership   interests   in  GDLP  (the   "Pledged
         Interests");

                  (b) all shares, securities, moneys or property representing a dividend on any of the Pledged Interests, or

                             GDC Security Agreement
         representing a distribution or return of capital upon or in respect of the Pledged Interests, or resulting from a split-up, revision, reclassification or other like change of the Pledged Interests or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Interests; and

                  (c) all proceeds of and to any of the property of GDC described in clauses (a) and (b) above in this Section 3.01 and, to the extent related to any property described in said clauses or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

                  3.02 Obligations  Unconditional.  The obligations of GDC under
Section 3.01 hereof are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of the Credit Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Secured Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense, it being the intent of this Section 3.02 that the obligations of GDC hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of GDC hereunder which shall remain absolute and unconditional as described above:

                  (a) at any time or from time to time, without notice to GDC, the time for any performance of or compliance with any of the Secured Obligations shall be extended, or such performance or compliance shall be waived;

                  (b) any of the acts mentioned in any of the provisions of the Credit Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be done or omitted;

                  (c) the maturity of any of the Secured Obligations shall be accelerated, or any of the Secured Obligations shall be modified, supplemented or amended in any respect, or any right under the Credit Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Secured Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

                             GDC Security Agreement

                  (d) any lien or security interest granted to, or in favor of, the Agent or any Lender or Lenders as security for any of the Secured Obligations shall fail to be perfected;

                  (e) any of the Secured Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Credit Party) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Credit Party);

                  (f) the Borrower shall be insolvent on the date hereof or shall become insolvent on the date that any Loan is made; or

                  (g) the execution and delivery of a Tranche C Term Loan Activation Notice providing for Tranche C Term Loan Commitments in any amount.

GDC hereby expressly waives diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement (including, without limitation, marshalling) that the Agent or any Lender exhaust any right, power or remedy or proceed against the Borrower under the Credit Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Secured Obligations.

                  3.03 Subrogation. GDC hereby waives all rights of subrogation or contribution, whether arising by contract or operation of law (including, without limitation, any such right arising under the Bankruptcy Code) or otherwise by reason of any payment by it pursuant to the provisions of this
Section 3.

                  Section 4. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3.01 hereof, GDC hereby agrees with each Lender and the Agent as follows:

                  4.01  Delivery and Other Perfection.  GDC shall:

                  (a) if any of the above-described shares, securities, moneys or property required to be pledged by GDC under clauses (a) and (b) of
         Section 3.01 hereof are received by GDC, forthwith either (i) transfer and deliver to the Agent such shares or securities so received by GDC (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank), all of which thereafter shall be held by the Agent, pursuant to the terms of this Agreement, as part of the Collateral or (ii) take such other action as the Agent shall deem necessary or appropriate to duly record

                             GDC Security Agreement
         the Lien created hereunder in such shares, securities, moneys or property referred to in said clauses (a) and (b);

                  (b) give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of the Agent) to create, preserve, perfect or validate the pledge and security interest granted pursuant hereto or to enable the Agent to exercise and enforce its rights hereunder with respect to such pledge and security interest, including, without limitation, causing any or all of the Collateral to be transferred of record into the name of the Agent or its nominee (and the Agent agrees that if any Collateral is transferred into its name or the name of its nominee, the Agent will thereafter promptly give to GDC copies of any notices and communications received by it with respect to the Collateral pledged by GDC hereunder); and

                  (c) permit representatives of the Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Agent to be present at GDC's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications received by GDC with respect to the Collateral, all in such manner as the Agent may require.

                  4.02 Other Financing Statements and Liens. Without the prior written consent of the Agent, GDC shall not file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Agent is not named as the sole secured party for the benefit of the Lenders.

                  4.03 Preservation of Rights. The Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

                  4.04  Special Provisions Relating to Certain Collateral.

                  (a) GDC will cause the Pledged Interests to constitute at all times 100% of the partnership interests in GDLP then outstanding, other than partnership interests in GDLP held by the Smith Brothers.

                  (b) So long as no Event of Default shall have occurred and be continuing, GDC shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Collateral for all purposes not inconsistent with the terms

                             GDC Security Agreement
of this Agreement, the Credit Agreement, the Note(s) or any other instrument or agreement referred to herein or therein, provided that GDC agrees that it will not vote the Collateral in any manner that is inconsistent with the terms of this Agreement, the Credit Agreement, the Note(s) or any such other instrument or agreement; and the Agent shall execute and deliver to GDC or cause to be executed and delivered to GDC all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as GDC may reasonably request for the purpose of enabling GDC to exercise the rights and powers which they are entitled to exercise pursuant to this Section 4.04(b).

                  (c) Unless and until an Event of Default has occurred and is continuing, GDC shall be entitled to receive and retain any dividends or distributions on the Collateral paid in cash out of earned surplus or profits.

                  (d) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Agent or any Lender exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Credit Agreement, the Note(s) or any other agreement relating to such Secured Obligation, all dividends and other distributions on the Collateral shall be paid directly to the Agent and retained by it as part of the Collateral, subject to the terms of this Agreement, and, if the Agent shall so request in writing, GDC agrees to execute and deliver to the Agent appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Agent shall, upon request of GDC (except to the extent theretofore applied to the Secured Obligations), be returned by the Agent to GDC.

                  4.05 Events of Default, etc. During the period during which an Event of Default shall have occurred and be continuing:

                  (a) the Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform
         Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Agent were the sole and absolute owner thereof (and GDC agrees to take

                             GDC Security Agreement
         all such action as may be appropriate to give effect to such right);

                  (b) the Agent in its discretion may, in its name or in the name of GDC or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

                  (c) the Agent may, upon ten Business Days' prior written notice to GDC of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Agent, the Lenders or any of their respective agents, sell, lease, assign or otherwise dispose of all or any portion of such Collateral, at such place or places as the Agent deems best, and for cash or on credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived) and the Agent or any Lender or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of GDC, any such demand, notice and right or equity being hereby expressly waived and released. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

The proceeds of each collection,  sale or other  disposition  under this Section
4.05 shall be applied in accordance with Section 4.09 hereof.

                  GDC recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. GDC acknowledges that any such private sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such private sale shall be deemed

                             GDC Security Agreement
to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective issuer thereof to register it for public sale.

                  4.06 No Deficiency. The Agent hereby agrees and acknowledges that if the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, GDC shall not remain liable for any deficiency.

                  4.07 Removals, etc. Without at least 30 days' prior written notice to the Agent, GDC shall not (a) maintain any of its books or records with respect to the Collateral at any office or maintain its chief executive office or its principal place of business at any place or (b) change its corporate name, or the name under which it does business, from the name shown on the signature pages hereto.

                  4.08 Private Sale. The Agent and the Lenders shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale pursuant to Section 4.05 hereof conducted in a commercially reasonable manner. GDC hereby waives any claims against the Agent or any Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

                  4.09 Application of Proceeds. Except as otherwise herein expressly provided and except as provided below in this Section 4.09, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Agent under this Section 4, shall be applied by the Agent:

                  First,  to the  payment  of the  costs  and  expenses  of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Agent and the fees and expenses of its agents and counsel, and all expenses incurred and advances made by the Agent in connection therewith;

                  Next, to the payment in full of the Secured Obligations, equally and ratably in accordance with the respective amounts thereof then due and owing or as the Lenders holding the same may otherwise agree; and

                             GDC Security Agreement

                  Finally, to the payment to GDC, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

                  As used in this Section 4, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of GDC or any issuer of or obligor on any of the Collateral.

                  4.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default the Agent is hereby appointed the attorney-in-fact of GDC for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Agent shall be entitled under this Section 4 to make collections in respect of the Collateral, the Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of GDC representing any dividend, payment, or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

                  4.11 Perfection. Prior to or concurrently with the execution and delivery of this Agreement, GDC shall file such financing statements and other documents in such offices as the Agent may request to perfect the security interests granted by Section 3.01 of this Agreement.

                  4.12 Termination. When all Secured Obligations shall have been paid in full, the Commitments of the Lenders under the Credit Agreement, all Letter of Credit Liabilities and the Interest Rate Protection Agreements constituting Other Indebtedness shall have expired or been terminated, this Agreement shall terminate, and the Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of GDC. The Agent shall also execute and deliver to GDC upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by GDC to effect the termination and release of the Liens on the Collateral.

                  4.13 Further Assurances. GDC agrees that, from time to time upon the written request of the Agent, GDC will execute

                             GDC Security Agreement
and deliver such further documents and do such other acts and things as the Agent may reasonably request in order fully to effect the purposes of this Agreement.

                  Section 5.  Miscellaneous.
                              -------------
                  5.01 No Waiver. No failure on the part of the Agent or any Lender to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                  5.02 Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof (or, in the case of the Agent, on the signature pages of the Credit Agreement) or, as to either party, at such other address as shall be designated by such party in a notice to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                  5.03 Expenses. GDC agrees to reimburse each of the Lenders and the Agent for all reasonable costs and expenses of the Lenders and the Agent (including, without limitation, the reasonable fees and expenses of legal counsel) in connection with (a) any Default and any enforcement or collection proceeding resulting therefrom, including, without limitation, all manner of participation in or other involvement with (i) performance by the Agent of any obligations of GDC in respect of the Collateral that GDC has failed or refused to perform, (ii) bankruptcy, insolvency, receivership, foreclosure, winding up or liquidation proceedings, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Agent in respect thereof, by litigation or otherwise, including expenses of insurance, (iii) judicial or regulatory proceedings and
(iv) workout, restructuring or other negotiations or proceedings (whether or not the workout, restructuring or transaction contemplated thereby is consummated) and (b) the enforcement of this Section 6.03, and all such costs and expenses shall be Secured Obligations entitled to the benefits of the collateral security provided pursuant to Section 3.01 hereof.

                             GDC Security Agreement

                  5.04 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by GDC and the Agent (with the consent of the Lenders as specified in Section 11.09 of the Credit Agreement). Any such amendment or waiver shall be binding upon the Agent and each Lender, each holder of any of the Secured Obligations and GDC.

                  5.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of GDC, the Agent, the Lenders and each holder of any of the Secured Obligations (provided, however, that GDC shall not assign or transfer its rights hereunder without the prior written consent of the Agent).

                  5.06 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                  5.07 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and either of the parties hereto may execute this Agreement by signing any such counterpart.

                  5.08 Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. GDC hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. GDC irrevocably waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                  5.09 Waiver of Jury Trial. EACH OF GDC, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  5.10 Agents and Attorneys-in-Fact. The Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

                             GDC Security Agreement

                  5.11 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                             GDC Security Agreement

                  IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed as of the day and year first above written.

                              GERSTELL DEVELOPMENT CORPORATION

                              By
                                 ----------------------------
                                 Name:
                                 Title:

                              Address for Notices:

                              Gerstell Development Corporation
                              2000 West 41st Street
                              Baltimore, Maryland 21211

                              Telephone No.: (410) 467-5005

                              Telecopy No.: (410) 467-5043
                              Attention: David Smith

                              THE CHASE MANHATTAN BANK
                               (NATIONAL ASSOCIATION),
                                as Agent

                              By
                                -----------------------------
                                Name:
                                Title:

                             GDC Security Agreement

                                                                       EXHIBIT F

                   [Form of Founders Subordination Agreement]

          SECOND AMENDED AND RESTATED FOUNDERS SUBORDINATION AGREEMENT

                    SECOND AMENDED AND RESTATED FOUNDERS SUBORDINATION AGREEMENT dated as of May 31, 1996 between CAROLYN C. SMITH, an individual currently residing at 1343 Ivy Hill Road, Cockeysville, Maryland 21030 (the "Subordinated Creditor") and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as agent for the lenders party to the "Credit Agreement" defined to below (in such capacity, together with its successors in such capacity, the "Agent").

                    WHEREAS,  Sinclair  Broadcast Group,  Inc. (the "Borrower"),
certain subsidiaries of the Borrower, certain lenders and the Agent are parties to an Amended and Restated Credit Agreement dated as of May 24, 1994 (as heretofore amended, supplemented and otherwise modified and in effect on the date hereof before giving effect to the amendment and restatement thereof contemplated by the Credit Agreement (as defined below), the "Existing Credit Agreement"), and in connection therewith the Subordinated Creditor, individually, and as Co-Personal Representative for the Estate of Julian S. Smith, Frederick G. Smith, as Co-Personal Representative for the Estate of Julian S. Smith (collectively, the "Existing Subordinated Creditors"), and the Agent have executed and delivered an Amended and Restated Founders Subordination Agreement dated as of May 24, 1994 (as heretofore amended, supplemented and otherwise modified and in effect on the date hereof before giving effect to the amendment and restatement contemplated hereby, the "Existing Subordination Agreement") pursuant to which the Existing Subordinated Creditors agreed to subordinate certain claims to the prior payment of the Senior Obligations referred to therein.

                    WHEREAS, the Estate of Julian S. Smith has been closed and the promissory note referred to in the clause (b) of the definition of "Junior Notes" in Section 1 of this Agreement has been assigned to Carolyn C. Smith.

                    WHEREAS, concurrently with the execution and delivery of this Agreement, the Borrower, certain subsidiaries of the Borrower and certain lenders (collectively, the "Lenders") and the Agent are entering into a Second Amended and Restated Credit Agreement dated as of May 31, 1996 (as modified and supplemented and in effect from time to time (including without limitation, to increase the amount of credit to be extended thereunder), the "Credit Agreement"), providing, subject to the terms and conditions thereof, for the extension and renewal of the Borrower's indebtedness under the Existing Credit Agreement and for additional extensions of credit to the Borrower. In

                        Founders Subordination Agreement
addition, the Borrower may now or hereafter from time to time be obligated to various of the Lenders in respect of certain Interest Rate Protection Agreements (as defined in the Credit Agreement) (such obligations being herein referred to as the "Other Indebtedness").

                    To induce said Lenders to amend and restate the Existing Credit Agreement and to extend credit thereunder and to extend credit to the Borrower which would constitute Other Indebtedness, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subordinated Creditor has agreed that the Existing Subordination Agreement shall be hereby amended and restated in its entirety. Accordingly, the parties hereby agree that the Existing Subordination Agreement shall be amended and restated to read as follows:

                    Section  1.   Definitions.   Terms  defined  in  the  Credit
Agreement are used herein as defined therein. In addition, as used herein:

                    "Junior Notes" shall mean (a) the Term Note dated September 30, 1990 payable by the Borrower to Carolyn C. Smith in the original face amount of $6,700,000 and (b) the Term Note dated September 30, 1990 payable by the Borrower to Julian S. Smith in the original face amount of $7,515,000 (heretofore assigned to Carolyn C. Smith).

                    "Obligors" shall mean the Borrower and all Subsidiaries of the Borrower.

                    "Senior Obligations" shall mean the principal of and interest (including Post-Petition Interest (as defined in Section 2.01(a) hereof)) on the Loans made by the Lenders to, and the Note(s) held by each Lender of, the Borrower, all Reimbursement Obligations and interest (including Post- Petition Interest (as so defined) thereon and all other amounts from time to time owing to the Lenders or the Agent by the Borrower under the Credit Agreement and under the Notes and all Other Indebtedness and interest thereon.

                    "Subordinated Claims" shall mean all indebtedness, liabilities, obligations and other claims, and all security interests, mortgages and other encumbrances owing or granted to the Subordinated Creditor by any Obligor, whenever arising, whether direct or contingent, as primary obligor, guarantor or otherwise, and howsoever evidenced, including, without limitation, in respect of the Junior Notes.

                        Founders Subordination Agreement

                    "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York.

                    Section 2. Subordination. The Subordinated Creditor agrees that all payments of Subordinated Claims are subordinated and subject in right of payment, to the extent and in the manner provided in this Section 2, to the prior payment in full of the Senior Obligations and the termination or expiration of the Commitments under the Credit Agreement, all Letter of Credit Liabilities and the Interest Rate Protection Agreements constituting Other Indebtedness.

                    2.01  Liquidation, Etc.
                          ------------------
                             (a)  Upon any payment or distribution of assets of

any Obligor of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding up or total or partial liquidation or reorganization of any Obligor, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all Senior Obligations due or to become due shall first be paid in full in cash before any payment is made on any Subordinated Claims, and all payments and distribution of assets of any Obligor of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the holders of the Subordinated Claims would be entitled except for the provisions hereof, shall be paid by such Obligor or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the holders of the Subordinated Claims if received by them, directly to the holders of the Senior Obligations (pro rata to each such holder on the basis of the respective unpaid amounts of Senior Obligations held by such holder) or their representatives to the extent necessary to pay all Senior Obligations in full in cash, after giving effect to any concurrent prepayment or distribution to or for the benefit of the holders of Senior Obligations, before any payment or distribution is made to the holders of the Subordinated Claims. In furtherance of the foregoing, but not by way of limitation thereof, in the event that any Obligor shall file or have filed against it a petition under any chapter of the Bankruptcy Code or be adjudicated a bankrupt thereunder, with the result that such Obligor is excused from the obligation to pay all or any part of the interest otherwise payable in respect of the Senior Obligations at the applicable rate set forth in the Credit Agreement during the period subsequent to the commencement of any proceedings under the Bankruptcy Code ("Post-Petition Interest"), each holder of any Subordinated Claims hereby agrees that all or such part of such Post-Petition Interest, as the case may be, shall be payable

                        Founders Subordination Agreement
out of, and to that extent diminish and be at the expense of, reorganization dividends or other distributions in respect of such Subordinated Claims.

                             (b)  In the event that any payment or distribution

not permitted by the terms of this Agreement of assets of any Obligor of any kind or character, whether in cash, property or securities, shall be received by the holders of any Subordinated Claims (whether arising out of the exercise by any such holder of set-off, counterclaim or otherwise) before all Senior Obligations are paid in full, or provision made for such payment in accordance with its terms, such payment or distribution shall be held in trust for the benefit of, and shall immediately be paid over or delivered to, the holders of the Senior Obligations or their representatives, as their respective interests may appear, for application to the payment of all Senior Obligations remaining unpaid to the extent necessary to pay all Senior Obligations in full in accordance with the terms thereof, after giving effect to any concurrent payment or distribution to or for the holders of the Senior Obligations.

                             (c) In the event  that any  Obligor  shall  file or
have filed against it a petition under any chapter of the Bankruptcy Code, the Agent may (but shall not be obligated to), and is hereby appointed the lawful attorney of the Subordinated Creditor to, demand, sue for, collect, receive and receipt for payments and distributions in respect of Subordinated Claims in such proceeding which are required to be paid or delivered to the holders of Senior Obligations as provided herein, and to file and prove all claims therefor and to execute and deliver all documents in such proceeding in the name of the Subordinated Creditors or otherwise in respect of such claims, all as the Agent may determine to be necessary or appropriate to carry out the purposes of this Agreement.

                    2.02  Default Under Credit Agreement.

                             (a) No payment on any  Subordinated  Claim shall be
made by any Obligor if, at the time of such payment or immediately after giving effect thereto, there shall exist a Default under the Credit Agreement.

                             (b) If an Event of Default  shall have occurred and
be continuing, the Agent may, by notice to the Subordinated Creditor, terminate all guarantees, and all security interests, mortgages and other encumbrances, included in the Subordinated Claims, whereupon, without any further action, such guarantees, security interests and other encumbrances shall be automatically terminated and the Subordinated Creditor's sole recourse in respect of the Subordinated Claims shall be as unsecured

                        Founders Subordination Agreement
creditors of the primary obligors in respect thereof. The Agent agrees that any termination statements under the Uniform Commercial Code signed by the Subordinated Creditor and received by it hereunder shall not be filed by it except to give effect to this Section 2.02(b) at such time, if any, as the Agent shall exercise its rights under and in accordance with the preceding sentence.

                             (c) The  Agent  shall  be under  no  obligation  to
furnish to any holder of Subordinated Claims any notice of any Default.

                    2.03 Standstill. During any period in which a Default shall have occurred and be continuing, no portion of the Subordinated Claims shall be due, and the date that any such portion that would otherwise have been due during such period shall be automatically extended until the date on which all Defaults shall have been cured. Without limiting the foregoing, the Subordinated Creditor shall not, whether or not a Default then exists, institute any legal proceedings or take any non-judicial action to collect any of the Subordinated Claims, including (without limitation), bringing a lawsuit, filing or joining in a petition against any Obligor under the Bankruptcy Code or foreclosing or otherwise realizing upon any collateral.

                    2.04 Term; Payments in Violation of this Agreement. The Subordinated Creditor agrees that no payments or distributions will be received by or on behalf of any holder of a Subordinated Claim in violation of the terms of this Agreement. Any payment so made or received (excluding any such payment received by the Subordinated Creditor more than six months before the
Subordinated Creditor receives notice of a Default) shall be held in trust by the Subordinated Creditor for the benefit of the Lenders and shall be immediately remitted to the Lenders as a payment or prepayment of the Senior Obligations. Without limiting the generality of the foregoing, the term "payment" shall include any proceeds of the liquidation or disposition of any collateral.

                    2.05 Appointment as Attorney in Fact. The Subordinated Creditor hereby authorizes and directs the Agent on behalf of the Subordinated Creditor to take such action as may be necessary or appropriate to effectuate the subordination provided for in this Agreement, including, without limitation, executing termination statements under the Uniform Commercial Code to give effect to Section 2.02(b) hereof.

                    2.06 Prepayments. No prepayments of Subordinated Claims shall be made or accepted except to the extent permitted by Section 9.18 of the Credit Agreement.

                        Founders Subordination Agreement

                    2.07 Modification; Amendment; Waiver. The Subordinated Creditor hereby agrees that no document or instrument evidencing or representing any Subordinated Claim shall in any way be modified or amended, and no waiver in connection with any such document shall be given, without the prior written consent of the Agent.

                    2.08   Shared   Collateral.    The   Subordinated   Creditor
acknowledges that the Obligors have granted and will grant to the Agent for the benefit of the Lenders security interests in and mortgages on all of their respective properties. Notwithstanding the time of granting of Liens, or the time or filing or recording of any financing statements, mortgages, fixture filings or assignments or other notices under the Uniform Commercial Code or any other applicable law, the Subordinated Creditor hereby subordinates any Lien the Subordinated Creditor may have on such properties to such security interests and mortgages in favor of the Agent and hereby agrees that such security interests and mortgages in favor of the Agent, now or hereafter created or existing, are senior and prior to all Liens in favor of the Subordinated Creditor, irrespective of the time or order of attachment or perfection, and irrespective of whether such security interests and mortgages in favor of the Agent have been filed, recorded or otherwise perfected. The Agent is not a fiduciary or agent for the Subordinated Creditor and shall have no obligation whatsoever to the Subordinated Creditor in respect of any collateral other than under Section 9-504(1)(c) of the Uniform Commercial Code, and the Subordinated Creditor hereby agrees that the Agent may, but shall not be obligated to, take or refrain from taking any action with respect thereto permitted by security agreements and mortgages covering such collateral to which the Agent is a party.

                    2.09 Transfer of Subordinated Claims. The Subordinated Creditor shall not assign or otherwise transfer any Subordinated Claim held by the Subordinated Creditor other than by operation of law or to a family member upon death.

                    Section 3. Representations and Warranties. The Subordinated Creditor represents and warrants to the Lenders and the Agent that:

                    3.01 No Breach. None of the execution and delivery of this Agreement, the consummation of the transactions herein contemplated or compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent under, any applicable law or regulation, or any order, writ, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the

                        Founders Subordination Agreement

Subordinated Creditor is a party or by which the Subordinated Creditor is bound or to which the Subordinated Creditor is subject, or constitute a default under any such agreement or instrument.

                    3.02 Action. This Agreement has been duly and validly executed and delivered by the Subordinated Creditor and the legal, valid and binding obligation of the Subordinated Creditor, enforceable in accordance with its terms.

                    3.03 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Subordinated Creditor of this Agreement or for the validity or enforceability hereof.

                    3.04 Ownership of Subordinated Claims. The Subordinated Creditor has not transferred any Subordinated Claims owing to the Subordinated Creditor, except for the pledge and security interest in the Junior Notes provided for in the Security Agreement dated as of March 27, 1995 between the Subordinated Creditor and The Chase Manhattan Bank (National Association), as agent for certain lenders, which pledge and security interest are subject to the provisions of this Agreement.

                    Section 4. Obligations Unconditional. The obligations of the Subordinated Creditor under this Agreement are absolute and unconditional irrespective of the value, genuineness, validity, regularity or enforceability of the Credit Agreement, the Notes or any other agreement or instrument referred to herein or therein, or any substitution, release or exchange of any other guarantee of or security for any of the Senior Obligations, and, to the fullest extent permitted by applicable law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, it being the intent of this Section 4 that the obligations of the Subordinated Creditor hereunder shall be absolute and unconditional under any and all circumstances. Without limiting the generality of the foregoing, it is agreed that the occurrence of any one or more of the following shall not affect the liability of the Subordinated Creditor hereunder which shall remain absolute and unconditional as described above:

                    (a) at any time or from time to time, without notice to the Subordinated Creditor, the time for any performance of or compliance with any of the Senior Obligations shall be

                        Founders Subordination Agreement
           extended, such performance or compliance shall be waived or the amount of the Senior Obligations shall be increased;

                    (b) any of the acts mentioned in any of the provisions of the Credit Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be done or omitted;

                    (c) the maturity of any of the Senior Obligations shall be accelerated, or any of the Senior Obligations shall be modified, supplemented or amended in any respect, or any right under the Credit Agreement or the Notes or any other agreement or instrument referred to herein or therein shall be waived or any other guarantee of any of the Senior Obligations or any security therefor shall be released or exchanged in whole or in part or otherwise dealt with;

                    (d) any lien or security interest granted to, or in favor of, the Agent or any Lender or Lenders as security for any of the Senior Obligations shall fail to be perfected;

                    (e) any of the Senior Obligations shall be determined to be void or voidable (including, without limitation, for the benefit of any creditor of any Obligor) or shall be subordinated to the claims of any Person (including, without limitation, any creditor of any Obligor);

                    (f) the Borrower shall be insolvent on the date hereof or shall become insolvent on the date that any Loan is made; or

                    (g) the execution and delivery of a Tranche C Term Loan Activation Notice providing for Tranche C Term Loan Commitments in any amount.

The Subordinated Creditors hereby expressly waive diligence, presentment, demand of payment, protest and all notices whatsoever, and any requirement (including, without limitation, marshalling) that the Agent or any Lender exhaust any right, power or remedy or proceed against any Obligor under the Credit Agreement or the Notes or any other agreement or instrument referred to herein or therein, or against any other Person under any other guarantee of, or security for, any of the Senior Obligations.

                    Section 5. Consent and Waiver. The Subordinated Creditor hereby consents to the execution, delivery and performance by the Obligors of the Credit Agreement (including, without limitation Section 9.25 thereof), the Notes and the other

                        Founders Subordination Agreement
agreements and instruments referred to therein, and the borrowings by the Borrower under the Credit Agreement, and hereby agree that such execution, delivery, performance and borrowings shall not be deemed to breach, conflict with or otherwise contravene, or constitute a default under, any agreement or instrument relating to any Subordinated Claim. The Subordinated Creditor hereby further waives any right the Subordinated Creditor may have to require that any License Subsidiary Guarantee or otherwise be or become obligated or liable for any Subordinated Claim and, without limiting the generality of the foregoing, hereby releases any Lien they may have on or after the date hereof on any Broadcast License held by any License Subsidiary or on any rights that any License Subsidiary may have under any management agreement.

                    Section 6. Further Assurances. The Subordinated Creditor agrees that, from time to time upon the written request of the Agent, the Subordinated Creditor will execute and deliver such further documents and do such other acts and things as the Agent may reasonably request in order fully to effect the purposes of this Agreement.

                    Section 7.  Miscellaneous.
                                --------------
                    7.01 No Waiver. No failure on the part of the Agent or any Lender to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any Lender of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                    7.02 Notices. All notices, requests, consents and demands hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its (or her, as the case may be) name on the signature pages hereof (or, in the case of the Agent, on the signature pages of the Credit Agreement) or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

                        Founders Subordination Agreement

                    7.03 Amendments, Etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Subordinated Creditor and the Agent (with the consent of the Lenders as specified in Section 11.09 of the Credit Agreement). Any such amendment or waiver shall be binding upon the Agent and each Lender, each holder of any of the Secured Obligations and the Subordinated Creditor.

                    7.04 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective heirs, executors, administrators, successors and assigns of the Subordinated Creditor, the Agent, the Lenders and each holder of any of the Secured Obligations (provided, however, that the Subordinated Creditor shall not assign or transfer her rights hereunder without the prior written consent of the Agent).

                    7.05 Captions. The captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

                    7.06 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                    7.07 Governing Law; Submission to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York. The Subordinated Creditor hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York City for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby. The Subordinated Creditor irrevocably waives, to the fullest extent permitted by applicable law, any objection that the Subordinated Creditor may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                    7.08  Waiver  of  Jury  Trial.   EACH  OF  THE  SUBORDINATED
CREDITOR, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                        Founders Subordination Agreement

                    7.09 Agents and Attorneys-in-Fact. The Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

                    7.10 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible and (b) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                        Founders Subordination Agreement

                    IN WITNESS WHEREOF, the parties hereto have caused this Subordination Agreement to be duly executed as of the day and year first above written.


                              ---------------------------------
                              CAROLYN C. SMITH

                              Address for Notices:
                              1343 Ivy Hill Road
                              Baltimore, Maryland 21030

                              With a copy to:

                              Thomas & Libowitz, P.A.
                              100 Light Street, Suite 1100
                              Baltimore, MD 21202

                              Telephone No.: (410) 752-2468
                              Telecopy No.: (410) 752-2046

                              Attention: Steven A. Thomas







                        Founders Subordination Agreement

                              THE CHASE MANHATTAN BANK
                                (NATIONAL ASSOCIATION),
                                as Agent

                              By
                                   -----------------------------
                                   Name:
                                   Title:

Acknowledged and Agreed:

SINCLAIR BROADCAST GROUP, INC.

By
   ---------------------------------
   Name:
   Title:

                        Founders Subordination Agreement

Acknowledged and Agreed:

SUBSIDIARY GUARANTORS
- ---------------------

CHESAPEAKE TELEVISION, INC.
KABB, INC.
KDNL, INC.
KDSM, INC.
KSMO, INC.
SCI - INDIANA, INC.
SCI - SACRAMENTO, INC.
SINCLAIR COMMUNICATIONS, INC.
SINCLAIR RADIO OF ALBUQUERQUE, INC.
SINCLAIR RADIO OF BUFFALO, INC.
SINCLAIR RADIO OF GREENVILLE, INC.
SINCLAIR RADIO OF LOS ANGELES, INC.
SINCLAIR RADIO OF MEMPHIS, INC.
SINCLAIR RADIO OF NASHVILLE, INC.
SINCLAIR RADIO OF NEW ORLEANS, INC.
SINCLAIR RADIO OF ST. LOUIS, INC.
SINCLAIR RADIO OF WILKES-BARRE,
  INC.
TUSCALOOSA BROADCASTING, INC.
WCGV, INC.
WDBB, INC.
WLFL, INC.
WLOS, INC.
WPGH, INC.
WPGH LICENSEE, INC.
WSMH, INC.
WSTR, INC.
WSTR LICENSEE, INC.
WTTE, CHANNEL 28, INC.
WTTE, CHANNEL 28 LICENSEE, INC.
WTTO, INC.
WTVZ, INC.
WTVZ LICENSEE, INC.
WYZZ, INC.
SUPERIOR COMMUNICATIONS OF
  OKLAHOMA, INC.

By
  ------------------------------------
   Name:
   Title:

                        Founders Subordination Agreement

Acknowledged and Agreed:

SUBSIDIARY GUARANTORS
- ---------------------

CHESAPEAKE TELEVISION
  LICENSEE, INC.
FSF TV, INC.
KABB LICENSEE, INC.
KDNL LICENSEE, INC.
KDSM LICENSEE, INC.
KSMO LICENSEE, INC.
SCI - INDIANA LICENSEE, INC.
SCI - SACRAMENTO LICENSEE, INC.
SINCLAIR RADIO OF ALBUQUERQUE
  LICENSEE, INC.
SINCLAIR RADIO OF BUFFALO
  LICENSEE, INC.
SINCLAIR RADIO OF GREENVILLE
  LICENSEE, INC.
SINCLAIR RADIO OF LOS ANGELES
  LICENSEE, INC.
SINCLAIR RADIO OF MEMPHIS
  LICENSEE, INC.
SINCLAIR RADIO OF NASHVILLE
  LICENSEE, INC.
SINCLAIR RADIO OF NEW ORLEANS
  LICENSEE, INC.
SINCLAIR RADIO OF ST. LOUIS
  LICENSEE, INC.
SINCLAIR RADIO OF WILKES-BARRE
  LICENSEE, INC.
SUPERIOR COMMUNICATIONS GROUP, INC.
SUPERIOR COMMUNICATIONS OF
  KENTUCKY, INC.
SUPERIOR KY LICENSE CORP.
SUPERIOR OK LICENSE CORP.
WCGV LICENSEE, INC.
WLFL LICENSEE, INC.
WLOS LICENSEE, INC.
WSMH LICENSEE, INC.
WTTO LICENSEE, INC.
WYZZ LICENSEE, INC.


By
  ----------------------------------
   Name:
   Title:

                        Founders Subordination Agreement

STATE OF MARYLAND                    )
                                     )   ss:
COUNTY OF __________                 )

                    On this __ day of _________, 1996, before me, the undersigned officer, personally appeared Carolyn C. Smith, known to me (or satisfactorily proven) to be the person whose name Carolyn C. Smith subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

                    In witness whereof I hereunto set my hand and official seal.

                                          -----------------------------
                                          NOTARY PUBLIC in and for the
                                          State of Maryland.
                                          My Commission expires:

                        Founders Subordination Agreement

                                                                       EXHIBIT G

                   [Form of Asset Use and Operating Agreement]

                        ASSET USE AND OPERATING AGREEMENT

                    ASSET USE AND OPERATING AGREEMENT dated as of _______, 199_ between_________________, a ____________ corporation (the "License Holder"), and _________________, a ______________ corporation (the "Operator").

                    WHEREAS, the License Holder holds the licenses (the "Licenses") issued by the Federal Communications Commission (the "FCC") to operate the [television/radio] station (the "Station") identified on Annex 1 hereto;

                    WHEREAS, the Operator, the owner of all of the capital stock of the License Holder, owns all of the assets (not including Licenses) and facilities (the "Facilities") used or useful in the operation of the Station;

                    WHEREAS, Sinclair Broadcast Group, Inc. (the "Borrower"), the Operator, the License Holder and certain other subsidiary guarantors, certain lenders (the "Lenders") and The Chase Manhattan Bank (National Association), as agent for the Lenders (in such capacity, the "Agent"), entered into a Second Amended and Restated Credit Agreement dated as of May 31, 1996 pursuant to which the Borrower borrowed money from the Lenders to finance, inter alia, the acquisition of the Facilities and the Licenses;

                    WHEREAS, the License Holder and the Operator wish to enter into this Agreement to ensure that the Operator manages Station operations in accordance with the Communications Act of 1934, as amended, and the rules and regulations promulgated by the FCC thereunder;

                    NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                    Section 1. The Operator's Duties. Subject to the provisions of Section 2 hereof, the Operator shall manage and direct the day-to-day operations of the Station, including, but not limited to, providing staffing, determining the Station's programming schedule, selling advertising time, operating and maintaining the Facilities, and assuring compliance with FCC requirements. The Operator shall maintain such facilities and equipment and hire and supervise such employees as are necessary to the fulfillment of its responsibilities hereunder. It is

                        Asset Use and Operating Agreement
understood that all expenses and capital costs incurred in operating the Station shall be paid by the Operator and all advertising and other receipts collected in operating the Station shall be retained by the Operator. The Operator shall not be entitled to any compensation for services rendered hereunder.

                    Section 2. Control By the License Holder. The License Holder shall have the right at all times and may exercise ultimate control over the programming, personnel, operations and policies of the Station, and the Operator shall operate the Station in compliance therewith. The Operator shall provide the License Holder with such books of account, records and reports, including quarterly programming schedules and reports, as the License Holder may reasonably request from time to time. Without limiting the foregoing and to assure compliance with FCC policies and rules, the License Holder shall have the right throughout the term of this Agreement (a) to require the Operator to delete any program if its transmission would be contrary to the public interest,
(b) to require the Operator to transmit any program if its transmission would serve the public interest, and (c) to cause the Operator to relieve any person of his or her duties at the Station if his or her conduct is inconsistent with the policies or rules of the License Holder or the FCC or is otherwise inconsistent with the public interest. This paragraph shall be construed so as to vest in the License Holder such powers which may be necessary for discharge of its responsibilities as a licensee under the Communications Act of 1934, as amended, and the policies and the rules promulgated thereunder by the FCC.

                    Section 3. Compliance with Law. The Operator shall at all times operate the Station in compliance with the Communications Act of 1934, as amended, and all rules, regulations and policies of the FCC and any other governmental agency with authority over the Station, as such laws, rules, regulations and policies are in effect from time to time.

                    Section 4. Modification of Facilities. The Operator may, at its discretion, modify the Station's Facilities from time to time, at its expense, subject to the License Holder's approval of the modifications. If prior FCC approval of such modifications is required, the Operator shall prepare an appropriate application for the License Holder to sign and file with the FCC, and no such change shall be implemented prior to the grant of FCC consent. Any application for a license to cover any construction permit shall similarly be prepared by the Operator for signature and filing by the License Holder.

                    Section 5. FCC Filings. The Operator shall cooperate with the License Holder in furnishing any information which may

                        Asset Use and Operating Agreement
be requested by the FCC in connection with the operation of the Station, including, but not limited to, any technical and/or engineering information. The Operator shall prepare, for the License Holder's signature and filing with the FCC, an appropriate license renewal application and such other reports, documents, and filings as may be necessary from time to time to keep in force and effect an FCC authorization for operating the Station. The License Holder shall cooperate with the Operator in signing and filing such license renewal applications and other reports, documents, and filings as the Operator shall from time to time prepare and submit to the License Holder.

                    Section 6. Notices. All notices hereunder shall be given in writing by first class United States mail, postage prepaid, addressed as follows, or to such other address as either party may specify from time to time:

                             If to the License Holder:

                             -----------------------

                             -----------------------

                             -----------------------


                             If to the Operator:

                             -----------------------

                             -----------------------

                             -----------------------

                    Section 7. Term. The term of this Agreement shall begin on the date hereof and shall terminate upon the occurrence of any of the following events (unless earlier terminated pursuant to the provisions of Section 8 hereof):

                    (a) revocation or expiration without renewal of the Licenses held by the License Holder to operate the Station; or

                    (b) mutual agreement of the parties to terminate this Agreement.

                    Section 8. Termination. The License Holder shall have the right to terminate this Agreement by written notice to the Operator at any time during the term hereof upon the occurrence of any of the following events:

                    (a) any material failure by the Operator to perform any of its obligations under this Agreement;

                        Asset Use and Operating Agreement

                    (b) the insolvency of the Operator, appointment of a receiver of the property of the Operator, or any assignment for the benefit of creditors of the Operator;

                    (c) the filing of a voluntary or involuntary petition by or against the Operator under Bankruptcy laws of the United States; or

                    (d) the foreclosure (other than by the Agent) of any lien or security interest in, or the placement or issuance of any levy, writ of attachment, writ of garnishment, writ of execution or similar process against, the Operator or any property of the Operator or securities representing an ownership interest in the Operator.

                    Section 9. Assignment. The Operator shall not assign this Agreement or any of the Operator's rights or obligations under this Agreement or sell or transfer the Facilities without the prior written consent of the License Holder, and any attempted assignment, sale or transfer by the Operator not in compliance with this provision shall, at the License Holder's option, be null and void; provided, however, that the Operator may replace portions of the Facilities from time to time provided that such replacements do not impair Station operations. Nothing herein shall be interpreted to prevent the Operator from granting a mortgage on or other security interest in any of the Facilities. This Agreement shall bind and inure to the benefit of the permitted successors and assigns of the parties. The parties agree that, in the event of assignment, transfer of control or sale of the Station to any third party, the Licenses and the Facilities shall, to the extent required by law (including the regulations of the FCC), be assigned or control thereof transferred to such third party together, and not separately, after all requisite FCC consents therefor have been obtained.

                    Section 10. Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York.

                    Section 11. Construction. It is the intent of the parties that operation of the Station under this Agreement comply with the rules and regulations of the FCC, and all provisions of this Agreement shall be so construed.

                    Section 12. Severability. If any provision of this Agreement shall be declared void or invalid by any governmental authority with jurisdiction thereof, then the remainder of this Agreement shall remain in full force and effect without the

                        Asset Use and Operating Agreement
offending provision, provided that such remainder substantially reflects the original agreement of the parties.

                    Section 13. Amendments. This Agreement represents the entire understanding of the parties hereto with respect to the subject matter hereof and may be amended only by a writing signed by both parties.

                    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

     [NAME OF LICENSE HOLDER]                        [NAME OF OPERATOR]

     By_________________________                     By_______________________
       Title:                                          Title:

                        Asset Use and Operating Agreement

                                                                       Exhibit H

                         [Form of Consent and Agreement]

                  CONSENT AND AGREEMENT (this "Consent and Agreement") dated as of ___________, 1996 by [NAME OF CONSENTING PARTY], a corporation duly organized and validly existing under the laws of the State of __________ (the "Consenting Party").

                  Sinclair Broadcast Group, Inc., a Maryland corporation (the "Company1"), the subsidiaries of the Company party as Subsidiary Guarantors to the Credit Agreement referred to below (collectively the "Subsidiary
Guarantors"), including without limitation _____________, a ____________ corporation (the "Contract Counterparty"), the financial institutions named therein (the "Lenders") and The Chase Manhattan Bank (National Association) as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent") are parties to a Credit Agreement dated as of ____________, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), providing, subject to the terms and conditions thereof, for loans to be made by the Lenders in an aggregate principal amount not exceeding $_______________.

                  The Company, the Subsidiary Guarantors and the Agent are parties to a Security Agreement dated as of __________, 1996 (as modified and supplemented and in effect from time to time, the "Security Agreement") pursuant to which the Company and each Subsidiary Guarantor, including without limitation, the Contract Counterparty, agreed to pledge and grant a security interest in the Assigned Agreements (as defined below) as security for the Secured Obligations (as defined in the Security Agreement). Accordingly, the parties hereto agree as follows:

                  Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement. As used in this Consent and Agreement, the following term shall have the following meaning:

                  "Assigned Agreements" shall mean the agreements listed in Annex 1 hereto.

                  "Contract Default" shall mean a default by the Contract Counterparty or any other Person in the performance of any

- ------------
1 Will be defined as the "Contract Counterparty" in the form of this Consent and Agreement relating to Assigned Agreements to which Sinclair Broadcast Group, Inc. is a party.


                              Consent and Agreement
         of its obligations under any Assigned Agreement, or the occurrence or non-occurrence of any event or condition under the Assigned Agreements which would immediately or with the passage of time or the giving of notice, or both (including, without limitation, the failure to give a notice of extension), enable the Consenting Party to exercise any right or remedy under the Assigned Agreements or result in the termination or any of the Contract Counterparty's rights under any Assigned Agreement.

                  "Monetary Default" shall mean, with respect to any Station, the failure by the Contract Counterparty to pay when due, after the lapse of any applicable grace period, any amount owing by it under an Assigned Agreement relating to such Station or to cure after the lapse of any applicable grace period any other Contract Default that can be cured solely by the payment of money.

                  "Station" shall mean a radio or television broadcasting station that is the subject of an Assigned Agreement.

                  Section 2. Representations and Warranties. The Consenting Party hereby represents and warrants that this Consent and Agreement has been duly executed and delivered by the Consenting Party and constitutes the legal, valid and binding obligation of the Consenting Party enforceable against the Consenting Party in accordance with its terms, except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and (ii) the application of equitable principles (whether considered in a court of law or a proceeding in equity).

                  Section 3.  Consent.
                              -------

                  Section 3.01. Consent to Assignments, etc. The Consenting Party hereby:

                  (a) consents to the assignment by the Contract Counterparty to the Agent pursuant to the Security Agreement of all of the Contract Counterparty's right, title and interest in, to and under the Assigned Agreements as collateral security for the Secured Obligations;

                  (b) acknowledges the right of the Agent in the exercise of its rights and remedies under the Security Agreement and at the times provided for therein to make all requests and demands, give all notices, take all actions and exercise any and all rights and remedies of the Contract Counterparty (whether or not the Contract Counterparty has



                              Consent and Agreement
         then been dissolved, liquidated or wound-up) under each Assigned Agreement, and agrees that in such event, unless and until such Assigned Agreement is terminated as permitted by Section 3.01(f) hereof, the Consenting Party shall continue to perform its obligations under, and in respect of, such Assigned Agreement and the Agent or its designee shall have the full right and power to enforce directly against the Consenting Party all such obligations of the Consenting Party under such Assigned Agreement;

                  (c) agrees that if (i) the Agent shall notify the Consenting Party that the Agent has elected to exercise its rights under the Security Agreement to have itself or its designee substituted for the Contract Counterparty with respect to the Contract Counterparty's rights under an Assigned Agreement relating to any Station (whether or not the Contract Counterparty has then been dissolved, liquidated or wound-up) and (ii) no Monetary Default shall have occurred and be continuing with respect to such Station, then the Agent or its designee, as the case may be, shall be substituted for, and shall assume and be directly liable for the obligations of, the Contract
         Counterparty under such Assigned Agreement with respect to such Station, and agrees that in such event the Consenting Party shall continue to perform its obligations under, and in respect of, such Assigned Agreement with respect to such Station and the Agent or its designee shall have the full right and power to enforce directly against the Consenting Party all obligations of the Consenting Party under such Assigned Agreement with respect to such Station;

                  (d) agrees that if (i) the Agent shall sell or assign any portion of an Assigned Agreement relating to any Station pursuant to the Security Agreement (whether through judicial foreclosure, deed-in-lieu of foreclosure, or otherwise) and (ii) no Monetary Default shall have occurred and be continuing with respect to such Station, the purchaser or assignee of such portion of such Assigned Agreement may be substituted for the Contract Counterparty with respect to such portion of such Assigned Agreement (whether or not the Contract Counterparty has then been dissolved, liquidated or wound-up), and assume and be directly liable for the obligations of, the Contract Counterparty under such Assigned Agreement, and agrees that in such event the Consenting Party will continue to perform its obligations under, and in respect of, such Assigned Agreement.

                  (e) agrees that neither the Agent, nor its designee, shall be subject to any duty or obligation under the Assigned Agreements, nor shall the grant of a security



                              Consent and Agreement
         interest in the Assigned Agreements by the Company and the Subsidiary Guarantors to the Agent pursuant to the Security Agreement, give rise to any duty or obligation on the part of the Agent to the Consenting Party unless and until the Agent shall have notified the Consenting Party in writing that the Agent has elected to exercise its rights pursuant to the Security Agreement to have itself or its designee substituted for the Contract Counterparty under an Assigned Agreement relating to a Station, whereupon the sole obligation of the Agent or such designee, as the case may be, with respect to claims of the Consenting Party against the Contract Counterparty arising from the Contract Counterparty's failure to perform during any period prior to the Agent's or such designee's substitution shall be limited to the obligation to cure any Monetary Default relating to such Station, provided that neither the Agent nor its designee shall become liable to the Consenting Party solely as a result of foreclosing upon and taking temporary title to all or any portion of any Assigned Agreement;

                  (f) agrees that, in the event of a Contract Default, the Consenting Party will continue to perform its obligations under, and in respect of, the Assigned Agreements and will not exercise any right or remedy provided for in the Assigned Agreements, until it first gives prompt written notice of such Contract Default to the Agent or its designee and affords the Agent or its designee a period of at least ninety (90) days (or, unless such Contract Default is a Monetary Default or such Contract Default has a materially adverse effect on the Consenting Party, such longer period as the Agent reasonably requests so long as the Agent or its designee has commenced and is diligently pursuing appropriate action to cure such Contract Default) from receipt of such notice to cure such Contract Default.

                  (g) agrees that the Agent or its designee shall have the right, but not the obligation, to exercise the rights to cure set forth in Section 3.01(f) above; and

                  (h) agrees that, in the event that any Assigned Agreement (i) is terminated in whole or in part by reason of the bankruptcy of the Contract Counterparty or the Consenting Party or by reason of the rejection by the Contract Counterparty, the Consenting Party or any trustee for the Contract Counterparty or the Consenting Party of such Assigned Agreement in connection with any bankruptcy case, or pursuant to any order of the FCC, or (ii) becomes or is determined to be void or unenforceable in whole or in part, the Consenting Party will, upon notice from the Agent,



                              Consent and Agreement
         enter into a new agreement with the Agent or its designee, which shall be for the remaining term under the original Assigned Agreement (or, if applicable, the affected portion thereof) and shall contain the same terms and conditions as such original Assigned Agreement (excluding any requirement to pay consideration that has theretofore been paid) with such modifications and additional terms and conditions as may be reasonably necessary to reflect materially changed circumstances resulting from, arising out of or relating to the rejection or termination of the original Assigned Agreement and the substitution of the new contracting party (whereupon references in this Consent and Agreement to such "Assigned Agreement" shall be deemed to refer to such new Assigned Agreement).

                  Section 3.02. Payment of Assigned Sums. After receipt of notice from the Agent instructing it to do so, the Consenting Party shall pay all monies that are due and payable to the Contract Counterparty under the Assigned Agreements directly to the Agent at account number ____________ maintained by the Agent with Chase at the Principal Office in immediately available funds not later than _____ on the date such monies are due. The Contract Counterparty hereby releases and agrees to hold the Consenting Party harmless from all liability for making payments to the Agent in accordance with the requirements of this Section 3.02.

                  Section 3.03. Reinstatement. This Consent and Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Agent in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Agent, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, as though such payments had not been made.

                  Section 3.04. Modifications to Basic Documents. The Consenting Party agrees that no modification or supplement to any of the Basic Documents (including, without limitation, any modification or supplement that increases the amount or extends the maturity of any credit extended under the Credit Agreement) shall affect its obligations hereunder.

                  Section 3.05. No Subrogation. The Consenting Party agrees that it shall in no event be, and hereby waives any right that it might otherwise have to be, subrogated to the rights of the Lenders and the Agent with respect to the Secured Obligations.

                  Section 3.06. Waiver of Bankruptcy Code Protection. The Consenting Party intends that its obligations under the



                              Consent and Agreement

Assigned Agreements not be a contract to which Section 365(c)(1) or Section 365(c)(2) or Section 365(e)(2) of the Bankruptcy Code applies in a cause involving the Contract Counterparty as a debtor under the Bankruptcy Code and, to the extent it may be determined that such Sections are applicable (except as provided in the following sentence), the Consenting Party (a) waives, to the fullest extent permitted by law, its rights under, and the benefits of, such Sections with respect to such case, (b) consents to the assumption of the Assigned Agreements by the trustee in bankruptcy in such case and (c) agrees to reconfirm the waiver contained in clause (a) above and the consent contained in clause (b) above to the trustee in bankruptcy in any such case at any time requested by the Agent. The Consenting Party shall not be bound by clause (a),
(b) or (c) of the preceding sentence with respect to any Assigned Contract (or portion thereof) under which a Contract Default exists unless, as provided by the Bankruptcy Code, the trustee in bankruptcy (i) cures, or provides adequate assurance that such trustee will promptly cure, such Contract Default, (ii) compensates, or provides adequate assurance that the trustee will promptly compensate, the Consenting Party for any actual pecuniary loss to the Consenting Party resulting from such Contract Default and (iii) provides adequate assurance of future performance under such Assigned Agreement (or portion thereof).

                  Section 3.07. Survival of Contract Counterparty's Obligations. Nothing contained herein shall be deemed to relieve the Contract Counterparty of
(i) any liability to the Consenting Party for any Contract Default by the Contract Counterparty that is not cured by the Agent or its designee or by any purchaser or assignee of any portion of an Assigned Agreement or (ii) any liability to the Consenting Party for damages arising out of any Contract Default by the Contract Counterparty to the extent that such damages relate to a period prior to the cure of such Contract Default by the Agent or its designee or by any purchaser or assignee of any portion of an Assigned Agreement.

                  Section 3.08. Obligations and Rights under Assigned Agreements of Substitute for Contract Counterparty. Nothing contained herein shall be deemed to limit the rights or remedies of the Consenting Party under any Assigned Agreement in respect of any Contract Default by the Agent or its designee or by any purchaser or assignee of any portion of an Assigned Agreement after the Agent, such designee or such purchaser, as the case may be (an "Assignee"), is substituted for the Contract Counterparty as provided in Section
3.01 hereof in respect of the portion of such Assigned Agreement under which such Contract Default occurred. No Assignee shall, by virtue of any such substitution in respect of a portion of an Assigned Agreement, acquire greater rights under such Assigned Agreement with respect to such portion



                              Consent and Agreement
than a permitted assignee of the Contract Counterparty would acquire under such Assigned Agreement with respect to such portion.

                  [Section 3.09. Subordination. The Agent agrees that, as between the Agent and the Cure Right Agreement Agent (as defined below), the rights and remedies of the Agent under this Agreement shall be subject and subordinate to the rights and remedies of The Chase Manhattan Bank (National Association), as agent (in such capacity, together with its successors in such capacity, the "Cure Right Agreement Agent") for the lenders to [Glencairn/the River City Sellers], under the __________________ Agreement dated as of ____________ (the "Cure Right Agreement") between the Cure Right Agreement Agent and the Consenting Party for so long as the Cure Right Agreement shall be in effect. Without limiting the generality of the foregoing, the Agent shall not exercise any right or remedy hereunder (other than the rights to cure set forth in Section 3.01(f) hereof, which rights shall be subject and subordinate to the rights and remedies of the Cure Right Agreement Agent as aforesaid) without the prior written consent of the Cure Right Agreement Agent for so long as the Cure Right Agreement shall be in effect.]2

         Section 4.  Miscellaneous.
                     -------------
                  Section 4.01. _____ Termination. Subject to Section 3.03 hereof, when all Secured Obligations shall have been paid in full and the Commitments of the Lenders (and the Letters of Credit) under the Credit Agreement shall have expired or been terminated and the Interest Rate Protection Agreements shall have expired or been terminated, this Consent and Agreement shall terminate. The Agent shall notify the Consenting Party when such termination has occurred. In addition, subject to Section 3.01(h) hereof, this Agreement shall terminate with respect to any Assigned Agreement that has terminated in accordance with its terms and as permitted by Section 3.01(f) hereof and with respect to any portion of an Assigned Agreement that has been fully and finally performed, including, without limitation, any option under any Assigned Agreement that has been exercised and for which the closing has occurred.

                  Section 4.02. Notices. All notices and other communications hereunder shall be in writing, shall be sent by first class mail, by personal delivery, by a nationally recognized courier service, or by telecopy and shall be directed

- -----------------------
2 To be inserted if the Consenting Party is Glencairn (or any of its Subsidiaries) or River City (or any of its Subsidiaries).



                              Consent and Agreement
to the addresses and telephone numbers listed on the signature page hereto or to such other address or addressee as a party may designate by notice given pursuant hereto.

                  Section 4.03. Separate Counterparts; Amendments, Waiver. This Consent and Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, and all of which taken together shall constitute one and the same instrument. Neither this Consent and Agreement nor any of the terms hereof may be terminated, amended, supplemented, waived or modified except by an instrument in writing signed by the Agent and by any other party against whom any such amendment, supplement, waiver or modification is to be enforced. Notwithstanding the foregoing sentence, the Agent may terminate this Consent and Agreement at any time by providing a notice to the Consenting Party in accordance with Section 4.02.

                  Section 4.04. Severability of Provisions. Any provision of this Consent and Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                  Section 4.05. Successors and Assigns. This Consent and Agreement shall be binding upon each of the Consenting Party and the Contract Counterparty, and on the permitted successors and assigns of each of them, and shall inure to the benefit of the Agent (for its own benefit and for the benefit of the financial institutions and other lenders from time to time party to the Credit Agreement or to any Successor Credit Agreement (as defined below) and its successors and permitted assigns; provided that (i) the Consenting Party shall not transfer or assign all or any portion of its obligations under this Consent and Agreement or the Assigned Agreements without the prior written consent of the Agent and (ii) the Agent shall not transfer or assign all or any portion of its rights or obligations hereunder except to a successor agent for the Lenders under the Credit Agreement or to an agent for the financial institutions and other lenders from time to time party to any Successor Credit Agreement. For purposes of this Section 4.05, "Successor Credit Agreement" shall mean any credit or loan agreement providing for loans to be made by a syndicate of lenders that have appointed a commercial bank to act as their agent thereunder, where all or a portion of the proceeds of such loans are used to refinance or refund the indebtedness of the Company under the Credit Agreement. From and after the date any Successor Credit Agreement is entered into and the proceeds of any borrowing thereunder are used to pay all



                              Consent and Agreement
obligations of the Company under the predecessor Credit Agreement then outstanding (and the commitments of the lenders thereunder to provide further credit shall have expired or been terminated and either any letters of credit issued thereunder shall have expired or been terminated or the Company's obligations with respect to any such letters of credit shall have been released thereunder and reinstated under such Successor Credit Agreement), such Successor Credit Agreement shall be deemed to be the Credit Agreement for all purposes hereof.

                  Section 4.06. Headings Descriptive. The headings of the several sections of this Consent and Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provisions of this Consent and Agreement.

                  Section 4.07. Further Assurances. Upon the request of the Contract Counterparty or the Agent, in connection with the provisions of and the transactions contemplated by the Assigned Agreements, the Consenting Party shall execute and deliver such further instruments and agreements relating to such provisions and transactions as may reasonably be requested by the Contract Counterparty to further document and carry out the intent and purpose of such provisions and transactions.

                  Section 4.08. GOVERNING LAW, SUBMISSION TO JURISDICTION, WAIVER OF JURY TRIAL.

                  (a) This Consent and Agreement shall be governed by, and construed in accordance with, the law of the State of New York. Each of the parties hereto hereby submits to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York and of any New York state court sitting in New York County for the purposes of all legal proceedings arising out of or relating to this Consent and Agreement or the transactions contemplated hereby. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

                  (b) EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS CONSENT AND AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

                  Section 4.09. Waiver. No failure on the part of the Agent to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this



                              Consent and Agreement

Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.



                              Consent and Agreement

                  IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement and Consent to be executed by its duly authorized officer as of the date first above written.

                              [NAME OF CONSENTING PARTY]

                              By_________________________
                                Title:

                              Address for Notices:




                              Attention:

                              Telecopier No.:

                              Telephone No.:


                              THE CHASE MANHATTAN BANK
                               (NATIONAL ASSOCIATION),
                               as Agent



                              By_________________________
                                Title:

                              Address for Notices:



                              Attention:

                              Telecopier No.:

                              Telephone No.:



                              Consent and Agreement

                              SINCLAIR BROADCAST GROUP, INC.

                              By_________________________
                                Title:

                              Address for Notices:





                              Attention:

                              Telecopier No.:

                              Telephone No.:



                              Consent and Agreement

[ACKNOWLEDGED:

THE CHASE MANHATTAN BANK
  (NATIONAL ASSOCIATION),
  as Cure Right Agreement Agent

By_________________________
  Title:]



                              Consent and Agreement

                                                                       EXHIBIT I

                       [Form of Assignment and Acceptance]

                            ASSIGNMENT AND ACCEPTANCE

                    Reference is made to the Second Amended and Restated Credit Agreement dated as of May 31, 1996 (as modified and supplemented and in effect from time to time, the "Credit Agreement"), between Sinclair Broadcast Group, Inc., a Maryland corporation (the "Borrower"), the Subsidiary Guarantors party thereto, the lenders named therein, and The Chase Manhattan Bank (National Association), as agent for such lenders. Terms defined in the Credit Agreement are used herein as defined therein.

                    ____________________        (the       "Assignor")       and
____________________ (the "Assignee") agree as follows:

                    1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date as set forth in Schedule 1 hereto (the "Effective Date"), an interest (the "Assigned Interest") in and to the Assignor's rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"), in a principal amount and percentage for each Assigned Facility as set forth on Schedule 1.

                    2. The Assignor (i) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement, any other Basic Document or any other instrument or document furnished pursuant thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Basic Document or any other instrument or document furnished pursuant thereto, other than that it has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligation or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Basic Document or any other instrument or document furnished pursuant hereto or thereto; and (iii) attaches the Note(s) held by it evidencing the Assigned Facilities and requests that the Agent exchange such Note(s) for a new Note or

                            Assignment and Acceptance

Notes payable to the Assignor (if the Assignor has retained any interest in the Assigned Facility) and a new Note or Notes payable to the Assignee in the respective amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

                    3. The Assignee (i) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 8.02 thereof, the financial statements delivered pursuant to Section 9.01 thereof, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (iii) agrees that it will, independently and without reliance upon the Assignor, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Basic Documents or any other instrument or document furnished pursuant hereto or thereto; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Basic Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (v) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.

                    4. Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance by the Agent pursuant to Section 12.06(b) of the Credit Agreement and, if the Loans being assigned hereby are Registered Loans, recording by the Agent pursuant to Section 12.06(g) of the Credit Agreement, effective as of the Effective Date (which date shall not, unless otherwise agreed to by the Agent, be earlier than five Business Days after the date of such acceptance by the Agent and, if the Loans being assigned hereby are Registered Loans, shall in no event be earlier than the date the information contained herein is recorded in the Register pursuant to Section 12.06(g) of the Credit Agreement).

                    5. Upon such acceptance and (if applicable) recording, from and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments

                            Assignment and Acceptance
of principal, interest, fees and other amounts) to the Assignee which accrue subsequent to the Effective Date.

                    6. From and after the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Basic Documents and shall be bound by the provisions thereof and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement except as provided in Section 12.07 of the Credit Agreement.

                    7. This Assignment and Acceptance shall be governed by and construed in accordance with the law of the State of New York.

                    8. This Assignment and Acceptance may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Assignment and Acceptance by signing any such counterpart.

                    IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.

                            Assignment and Acceptance

                                  Schedule 1 to
                            Assignment and Acceptance
                   relating to the Second Amended and Restated
                   Credit Agreement dated as of May 31, 1996,
                     between Sinclair Broadcast Group, Inc.,
                    the Subsidiary Guarantors party thereto
                          the lenders named therein and
                The Chase Manhattan Bank (National Association),
                            as agent for the Lenders
                         (in such capacity, the Agent")

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

           Credit                    Principal                   Percentage
      Facility Assigned           Amount Assigned                 Assigned
      -----------------           ---------------                 --------

[ASSIGNEE]                                    [ASSIGNOR]

By:___________________________                By:__________________________
   Title:                                        Title:

                                              Accepted:

                                              THE CHASE MANHATTAN BANK
                                                (NATIONAL ASSOCIATION), as
                                                Agent

                                              By:__________________________
                                                 Title:

                                              [Consented to:

                                              THE CHASE MANHATTAN BANK
                                                (NATIONAL ASSOCIATION), as
                                                Issuing Bank

                                              By:__________________________
                                                 Title:]

                            Assignment and Acceptance